EXHIBIT 99

             WFHET 2004-2
             Loans with MI

Selection Criteria:
Table of Contents

1. Mortgage Coupons
2. Combined Original LTV
3. Principal Balance
4. Original Term to Maturity
5. Remaining Term to Maturity
6. Credit Score
7. Credit Grade
8. Property Type
9. Occupancy Status
10. Documentation
11. Loan Purpose
12. Product Type
13. Lien Position
14. MI Coverage
15. MI Coverage %
16. Prepayment Penalty Term
17. Geographic Distribution
18. Gross Margin
19. Initial Cap
20. Periodic Cap
21. Maximum Rate
22. Minimum Rate
23. Next Rate Adjustment Date



1. Mortgage Coupons

------------------------------------------------------------------------------------------------------------------------------------
                                                      Percent
                     Number                          of Loans                              W.A.        W.A.        W.A.
                       of           Aggregate           by          W.A.       W.A.      Combined    Original    Remaining    W.A.
                    Mortgage        Principal        Principal      Gross     Credit     Original     Term to     Term to     Loan
Mortgage Coupons     Loans           Balance          Balance      Coupon      Score        LTV      Maturity    Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500           2            $659,580.25       0.04%        4.33%       730       86.46%        289         285          4
4.501 - 5.000          32           7,407,543.54       0.45        4.822        684       85.39         356         352          4
5.001 - 5.500         153          35,998,648.65       2.19         5.36        674       85.86         354         350          4
5.501 - 6.000         731         151,182,811.10       9.18        5.851        657       86.99         345         341          4
6.001 - 6.500       1,188         218,676,192.82      13.28        6.342        636       87.42         346         342          4
6.501 - 7.000       2,040         341,799,031.31      20.76        6.821        619       88.15         345         341          4
7.001 - 7.500       1,860         274,319,059.19      16.66         7.32        611       89.16         349         346          4
7.501 - 8.000       1,958         260,076,915.40       15.8        7.798        602       89.63         351         348          4
8.001 - 8.500       1,256         141,425,728.84       8.59        8.308        592       90.01         354         350          4
8.501 - 9.000       1,007         104,895,741.69       6.37        8.792        583       90.09         356         352          4
9.001 - 9.500         513          49,455,968.57          3        9.307        569       88.41         356         352          4
9.501 - 10.000        317          32,510,633.43       1.97        9.784        554       86.08         357         354          4
10.001 - 10.500       147          14,643,482.81       0.89       10.334        548       85.27         355         351          4
10.501 - 11.000       104           9,024,186.09       0.55       10.802        547       85.04         359         356          4
11.001 - 11.500        47           3,550,540.66       0.22       11.334        554       84.97         357         353          4
11.501 - 12.000         6             558,766.72       0.03       11.736        533       84.63         360         357          3
12.001 - 12.500         2             198,810.13       0.01        12.25        535          85         360         358          2
------------------------------------------------------------------------------------------------------------------------------------
Total:             11,363      $1,646,383,641.20     100.00%        7.32%       614       88.48%        349         346          4
------------------------------------------------------------------------------------------------------------------------------------



2. Combined Original LTV

--------------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Combined Original LTV                  Loans           Balance           Balance      Coupon
--------------------------------------------------------------------------------------------------
80.01 - 85.00                         4,620        $671,622,012.20       40.79%        7.28%
85.01 - 90.00                         4,592         691,839,776.49       42.02        7.187
90.01 - 95.00                         1,966         252,875,345.84       15.36        7.733
95.01 - 100.00                          185          30,046,506.67        1.83        7.539
--------------------------------------------------------------------------------------------------
Total:                               11,363      $1,646,383,641.20      100.00%        7.32%
--------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Combined Original LTV                   Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
80.01 - 85.00                            600       84.46%         347         343           4
85.01 - 90.00                            621       89.62          349         345           4
90.01 - 95.00                            625       94.79          355         352           4
95.01 - 100.00                           659        99.1          360         356           3
-----------------------------------------------------------------------------------------------
Total:                                   614       88.48%         349         346           4
-----------------------------------------------------------------------------------------------



3. Principal Balance


-------------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Principal Balance                      Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
less than 50,000.00                      853         $32,807,107.26        1.99%        8.33%
50,000.01 - 75,000.00                  1,581         100,215,170.88        6.09        8.091
75,000.01 - 100,000.00                 1,689         147,120,098.15        8.94        7.862
100,000.01 - 125,000.00                1,568         176,022,536.19       10.69        7.702
125,000.01 - 150,000.00                1,317         180,552,568.13       10.97        7.609
150,000.01 - 175,000.00                1,166         188,727,933.00       11.46         7.23
175,000.01 - 200,000.00                  836         156,175,851.58        9.49        7.134
200,000.01 - 225,000.00                  586         124,495,275.46        7.56         7.09
225,000.01 - 250,000.00                  440         104,449,523.77        6.34        7.002
250,000.01 - 275,000.00                  330          86,580,935.77        5.26        6.873
275,000.01 - 300,000.00                  254          73,156,607.32        4.44        6.991
300,000.01 - 325,000.00                  200          62,351,789.82        3.79        6.829
325,000.01 - 350,000.00                  155          52,231,611.96        3.17        6.826
350,000.01 - 375,000.00                  112          40,522,142.72        2.46        6.701
375,000.01 - 400,000.00                   96          37,335,475.24        2.27        6.689
400,000.01 - 425,000.00                   37          15,312,002.32        0.93        6.891
425,000.01 - 450,000.00                   51          22,290,454.59        1.35        6.871
450,000.01 - 475,000.00                   24          11,124,982.63        0.68        6.983
475,000.01 - 500,000.00                   36          17,625,667.84        1.07        6.688
500,000.01 - 525,000.00                   15           7,745,716.70        0.47        6.748
525,000.01 - 550,000.00                   12           6,464,015.98        0.39        6.923
550,000.01 - 575,000.00                    1             562,142.18        0.03          6.5
575,000.01 - 600,000.00                    2           1,167,919.12        0.07        6.181
625,000.01 - 650,000.00                    1             647,351.20        0.04        6.125
675,000.01 - 700,000.00                    1             698,761.39        0.04        6.625
-------------------------------------------------------------------------------------------------
Total:                                11,363      $1,646,383,641.20      100.00%        7.32%
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Principal Balance                       Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
less than 50,000.00                       599       89.37%         342         338          4
50,000.01 - 75,000.00                     599       88.82          345         341          4
75,000.01 - 100,000.00                    602       88.91          348         344          4
100,000.01 - 125,000.00                   606       88.44          349         345          4
125,000.01 - 150,000.00                   609       88.48          350         347          4
150,000.01 - 175,000.00                   613       88.55          349         345          4
175,000.01 - 200,000.00                   612       88.26          349         345          4
200,000.01 - 225,000.00                   613       88.11          347         344          4
225,000.01 - 250,000.00                   620       88.51          352         348          4
250,000.01 - 275,000.00                   622       88.31          349         345          4
275,000.01 - 300,000.00                   617       88.56          353         349          4
300,000.01 - 325,000.00                   626       88.29          355         351          4
325,000.01 - 350,000.00                   622       87.94          350         347          4
350,000.01 - 375,000.00                   636       89.11          350         347          4
375,000.01 - 400,000.00                   631       88.37          347         343          4
400,000.01 - 425,000.00                   636       89.99          355         351          4
425,000.01 - 450,000.00                   632       88.55          349         346          4
450,000.01 - 475,000.00                   643       90.06          360         357          3
475,000.01 - 500,000.00                   637       86.59          355         351          4
500,000.01 - 525,000.00                   647       87.67          360         357          3
525,000.01 - 550,000.00                   635       86.41          345         341          4
550,000.01 - 575,000.00                   620          85          180         174          6
575,000.01 - 600,000.00                   649          85          360         356          4
625,000.01 - 650,000.00                   697       83.33          360         356          4
675,000.01 - 700,000.00                   605       84.85          360         358          2
------------------------------------------------------------------------------------------------
Total:                                    614       88.48%         349         346          4
------------------------------------------------------------------------------------------------

4. Original Term to Maturity


-------------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Original Term to Maturity              Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
61 - 120                                   4            $292,139.70        0.02%        6.47%
121 - 180                                735          95,116,364.02        5.78        6.999
181 - 240                                 24           3,466,924.49        0.21         6.58
241 - 300                                  7           1,268,748.64        0.08        7.099
301 - 360                             10,593       1,546,239,464.35       93.92        7.337
-------------------------------------------------------------------------------------------------
Total:                                11,363      $1,646,383,641.20      100.00%        7.32%
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Original Term to Maturity              Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
61 - 120                                 716       85.82%         120         116           4
121 - 180                                634       87.37          180         176           4
181 - 240                                654       86.96          240         236           4
241 - 300                                638       85.72          300         295           5
301 - 360                                612       88.56          360         356           4
-------------------------------------------------------------------------------------------------
Total:                                   614       88.48%         349         346           4
-------------------------------------------------------------------------------------------------



5. Remaining Term to Maturity



-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Remaining Term to Maturity             Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
111 - 115                               620       83.27%         120         114           6
116 - 120                               754       86.84          120         116           4
171 - 175                               630       87.24          180         175           5
176 - 180                               637       87.43          180         177           3
231 - 235                               667       86.91          240         234           6
236 - 240                               649       86.97          240         236           4
291 - 295                               633       85.58          300         294           6
296 - 300                               680       86.71          300         296           4
346 - 350                               612       88.36          360         350          10
351 - 355                               610       88.54          360         355           5
356 - 360                               614       88.56          360         357           3
-------------------------------------------------------------------------------------------------
Total:                                  614       88.48%         349         346           4
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Remaining Term to Maturity             Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
111 - 115                               620       83.27%         120         114           6
116 - 120                               754       86.84          120         116           4
171 - 175                               630       87.24          180         175           5
176 - 180                               637       87.43          180         177           3
231 - 235                               667       86.91          240         234           6
236 - 240                               649       86.97          240         236           4
291 - 295                               633       85.58          300         294           6
296 - 300                               680       86.71          300         296           4
346 - 350                               612       88.36          360         350          10
351 - 355                               610       88.54          360         355           5
356 - 360                               614       88.56          360         357           3
-------------------------------------------------------------------------------------------------
Total:                                  614       88.48%         349         346           4
-------------------------------------------------------------------------------------------------



6. Credit Score


-----------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Credit Score                           Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
801 - 850                                6            $664,320.98        0.04%        6.24%
751 - 800                              115          20,735,592.93        1.26         6.05
701 - 750                              300          55,993,993.00         3.4        6.251
651 - 700                            1,532         255,640,217.56       15.53        6.597
601 - 650                            3,979         602,138,588.62       36.57        7.152
551 - 600                            4,397         587,477,478.59       35.68        7.611
501 - 550                            1,003         121,895,163.63         7.4        8.872
0                                       31           1,838,285.89        0.11       10.112
-----------------------------------------------------------------------------------------------
Total:                              11,363      $1,646,383,641.20      100.00%        7.32%
-----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                               W.A.         W.A.        W.A.
                                   W.A.      Combined     Original    Remaining     W.A.
                                  Credit     Original      Term to     Term to      Loan
Credit Score                       Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
801 - 850                          810       85.71%         246         241           4
751 - 800                          770       88.22          349         345           4
701 - 750                          720       88.81          341         337           4
651 - 700                          670       89.25          341         338           4
601 - 650                          624       89.26          348         344           4
551 - 600                          579       88.13          354         350           4
501 - 550                          537       84.72          357         353           4
0                                    0       84.55          360         357           3
---------------------------------------------------------------------------------------------
Total:                             614       88.48%         349         346           4
---------------------------------------------------------------------------------------------



7. Credit Grade


-------------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Credit Grade                           Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
Y2                                      814         $96,045,341.48        5.83%        9.60%
Y3                                      781          94,153,963.45        5.72        7.981
Y4                                    2,552         335,379,721.03       20.37        7.499
Y5                                    1,720         241,867,204.86       14.69        7.524
Y6                                    1,678         246,480,580.83       14.97        7.302
Y7                                    1,385         218,814,507.61       13.29        7.025
Y8                                    1,092         174,517,237.46        10.6        6.752
Y9                                    1,341         239,125,084.48       14.52         6.36
-------------------------------------------------------------------------------------------------
Total:                               11,363      $1,646,383,641.20      100.00%        7.32%
-------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Credit Grade                            Score        LTV       Maturity    Maturity       Age
--------------------------------------------------------------------------------------------------
Y2                                       544       84.72%         359         355           4
Y3                                       551       84.64          356         352           4
Y4                                       583       87.22          352         348           4
Y5                                       590        89.9          354         350           4
Y6                                       610       89.65          350         346           4
Y7                                       631        89.3          345         341           4
Y8                                       650       89.53          343         339           4
Y9                                       694       89.14          342         338           4
--------------------------------------------------------------------------------------------------
Total:                                   614       88.48%         349         346           4
--------------------------------------------------------------------------------------------------



8. Property Type


------------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Property Type                          Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Single Family                        10,804      $1,555,780,866.77       94.50%        7.32%
Condominium                             325          48,062,921.95        2.92        7.564
Two- to Four Family                     210          38,495,530.09        2.34        6.987
Planned Unit Development                 19           3,539,079.89        0.21        6.626
Manufactured Housing                      5             505,242.50        0.03         6.77
------------------------------------------------------------------------------------------------
Total:                               11,363      $1,646,383,641.20      100.00%        7.32%
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Property Type                            Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------------
Single Family                             613       88.48%         349         345           4
Condominium                               617       88.97          353         350           4
Two- to Four Family                       631       88.21          349         345           4
Planned Unit Development                  636       87.75          330         326           4
Manufactured Housing                      675       86.58          307         301           6
---------------------------------------------------------------------------------------------------
Total:                                    614       88.48%         349         346           4
---------------------------------------------------------------------------------------------------


9. Occupancy Status


------------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Occupancy Status                       Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Primary Home                        11,326      $1,641,700,092.83       99.72%        7.32%
Second Home                             26           3,646,996.86        0.22        7.022
Investment                              11           1,036,551.51        0.06        6.796
------------------------------------------------------------------------------------------------
Total:                              11,363      $1,646,383,641.20      100.00%        7.32%
------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
                                                 W.A.         W.A.        W.A.
                                     W.A.      Combined     Original    Remaining     W.A.
                                    Credit     Original      Term to     Term to      Loan
Occupancy Status                     Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
Primary Home                         614       88.49%         349         346           4
Second Home                          653       85.04          360         356           4
Investment                           696       83.89          316         312           4
-----------------------------------------------------------------------------------------------
Total:                               614       88.48%         349         346           4
-----------------------------------------------------------------------------------------------


10. Documentation


-------------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Documentation                          Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
Full Documentation*                  11,341      $1,642,464,567.50       99.76%        7.32%
Stated Income, Stated Asset              22           3,919,073.70        0.24        7.489
-------------------------------------------------------------------------------------------------
Total:                               11,363      $1,646,383,641.20      100.00%        7.32%
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Documentation                          Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
Full Documentation*                     614       88.49%         349         346           4
Stated Income, Stated Asset             658       87.68          340         334           6
-------------------------------------------------------------------------------------------------
Total:                                  614       88.48%         349         346           4
-------------------------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.



11. Loan Purpose


------------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Loan Purpose                           Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Cash Out Refinance                  5,934        $919,147,793.65       55.83%        7.13%
Purchase                            4,049         540,819,368.82       32.85        7.654
Rate/Term Refinance                 1,380         186,416,478.73       11.32        7.228
------------------------------------------------------------------------------------------------
Total:                             11,363      $1,646,383,641.20      100.00%        7.32%
------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Loan Purpose                           Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
Cash Out Refinance                      612       86.90%         346         342           4
Purchase                                615       91.18          356         352           4
Rate/Term Refinance                     620       88.45          346         342           4
-------------------------------------------------------------------------------------------------
Total:                                  614       88.48%         349         346           4
-------------------------------------------------------------------------------------------------



12. Product Type


-----------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Product Type                           Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)             8,107      $1,181,930,959.06       71.79%        7.43%
Fixed Rate                             2,558         354,267,601.71       21.52        7.021
Fixed Rate (Balloon)                     382          62,084,845.33        3.77        6.886
3/27 ARM (Six-Month LIBOR)               260          37,653,975.96        2.29        7.025
1 Year ARM (One-Year CMT)                 56          10,446,259.14        0.63        7.796
-----------------------------------------------------------------------------------------------
Total:                                11,363      $1,646,383,641.20      100.00%        7.32%
-----------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Product Type                           Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)               604       88.89%         360         356           4
Fixed Rate                               642       87.27          342         338           4
Fixed Rate (Balloon)                     637       87.45          180         176           4
3/27 ARM (Six-Month LIBOR)               613       88.42          360         356           4
1 Year ARM (One-Year CMT)                604       89.41          360         356           4
-------------------------------------------------------------------------------------------------
Total:                                   614       88.48%         349         346           4
-------------------------------------------------------------------------------------------------


13. Lien Position


----------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Lien Position                          Loans           Balance           Balance      Coupon
----------------------------------------------------------------------------------------------
1                                  11,363      $1,646,383,641.20      100.00%        7.32%
----------------------------------------------------------------------------------------------
Total:                             11,363      $1,646,383,641.20      100.00%        7.32%
----------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Lien Position                            Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------------
1                                       614       88.48%         349         346           4
---------------------------------------------------------------------------------------------------
Total:                                  614       88.48%         349         346           4
---------------------------------------------------------------------------------------------------



14. MI Coverage


-----------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
MI Coverage                            Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
Amerin Guarantee                      1,973        $297,065,415.18       18.04%        7.15%
MGIC                                  1,756         256,255,014.05       15.56        7.239
PMI                                   1,919         279,936,964.15          17        7.365
Republic                              3,807         537,529,189.75       32.65        7.359
United Guaranty                       1,908         275,597,058.07       16.74        7.427
-----------------------------------------------------------------------------------------------
Total:                               11,363      $1,646,383,641.20      100.00%        7.32%
-----------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
MI Coverage                            Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
Amerin Guarantee                        625       89.07%         349         346           3
MGIC                                    617       88.54          351         348           4
PMI                                     613       88.56          351         348           3
Republic                                609       88.27          349         344           4
United Guaranty                         610       88.14          347         344           3
-------------------------------------------------------------------------------------------------
Total:                                  614       88.48%         349         346           4
-------------------------------------------------------------------------------------------------


15. MI Coverage %


-----------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
MI Coverage %                          Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
 6                                    4,637        $675,448,399.64       41.03%        7.28%
12                                    4,591         690,581,311.62       41.95        7.187
16                                    1,978         254,839,019.48       15.48        7.739
30                                        1             170,393.16        0.01        7.875
35                                      156          25,344,517.30        1.54        7.492
-----------------------------------------------------------------------------------------------
Total:                               11,363      $1,646,383,641.20      100.00%        7.32%
-----------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
MI Coverage %                          Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
 6                                      600       84.47%         347         343           4
12                                      621       89.65          349         345           4
16                                      625       94.85          355         352           4
30                                      646       90.48          360         355           5
35                                      666       99.86          360         356           4
-------------------------------------------------------------------------------------------------
Total:                                  614       88.48%         349         346           4
-------------------------------------------------------------------------------------------------


16. Prepayment Penalty Term


-----------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Prepayment Penalty Term                Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
 0                                    2,290        $364,534,800.60       22.14%        7.45%
12                                      109          20,358,527.10        1.24         6.59
24                                    6,761         955,382,314.31       58.03        7.391
36                                    2,178         303,888,471.39       18.46        6.964
60                                       25           2,219,527.80        0.13        7.517
-----------------------------------------------------------------------------------------------
Total:                               11,363      $1,646,383,641.20      100.00%        7.32%
-----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Prepayment Penalty Term                 Score        LTV       Maturity    Maturity       Age
--------------------------------------------------------------------------------------------------
 0                                       617       88.37%         348         344           4
12                                       654       86.57          350         346           4
24                                       604       88.91          360         356           4
36                                       639        87.4          319         315           4
60                                       621       87.14          332         326           6
--------------------------------------------------------------------------------------------------
Total:                                   614       88.48%         349         346           4
--------------------------------------------------------------------------------------------------



17. Geographic Distribution


-------------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Geographic Distribution                Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
California                             782        $195,092,505.48       11.85%        6.63%
Maryland                               501          95,325,593.03        5.79        7.181
Illinois                               703          93,700,455.29        5.69        7.653
Florida                                553          82,220,699.49        4.99        7.295
New Jersey                             380          80,085,443.43        4.86        7.163
Virginia                               414          71,170,275.09        4.32        7.171
Minnesota                              383          65,667,687.28        3.99        7.178
Missouri                               561          60,250,838.40        3.66        7.629
Pennsylvania                           483          54,794,610.31        3.33        7.446
Georgia                                371          54,425,230.87        3.31        7.387
Arizona                                331          51,394,275.93        3.12        7.299
New York                               279          51,110,333.32         3.1        7.036
Ohio                                   454          47,932,274.66        2.91        7.555
Texas                                  432          44,282,955.98        2.69        7.801
Colorado                               227          43,248,284.37        2.63        7.004
Michigan                               303          38,702,937.58        2.35         7.48
Washington                             193          36,588,548.70        2.22        6.989
Wisconsin                              306          35,281,673.51        2.14        7.693
Nevada                                 162          32,233,140.15        1.96        7.093
Iowa                                   331          30,229,631.02        1.84        8.064
North Carolina                         236          28,826,727.30        1.75        7.781
Louisiana                              239          26,862,827.60        1.63        7.577
Tennessee                              261          26,697,454.17        1.62        7.742
Indiana                                281          26,580,366.37        1.61        7.761
Massachusetts                           92          22,989,139.65         1.4         6.82
South Carolina                         189          22,323,769.67        1.36        7.569
Mississippi                            212          20,225,444.13        1.23        7.869
Kansas                                 188          18,935,780.81        1.15        7.791
Oregon                                  94          16,307,715.13        0.99        7.252
Alabama                                150          14,684,110.78        0.89        7.676
Alaska                                  76          12,802,968.16        0.78        6.743
Utah                                    75          12,627,133.01        0.77        7.295
Arkansas                               132          12,220,025.74        0.74          7.7
Oklahoma                               137          11,522,881.77         0.7        7.967
Connecticut                             60          10,323,143.11        0.63        7.413
Nebraska                               100          10,105,043.64        0.61        8.373
New Mexico                              76           9,368,382.98        0.57        8.187
West Virginia                           92           8,914,088.85        0.54        7.868
Kentucky                                71           8,086,441.84        0.49        7.373
Delaware                                45           7,577,281.29        0.46        7.391
District of Columbia                    39           7,559,146.70        0.46        6.871
Idaho                                   70           7,321,162.11        0.44        7.528
Wyoming                                 54           6,466,342.96        0.39        7.495
Montana                                 53           6,224,163.29        0.38        7.367
New Hampshire                           30           5,668,698.10        0.34        7.338
South Dakota                            56           5,364,131.42        0.33        7.616
Rhode Island                            24           4,780,973.91        0.29         6.51
Hawaii                                  18           4,209,477.17        0.26         6.89
North Dakota                            40           3,275,470.70         0.2        8.212
Maine                                   20           3,242,100.70         0.2         7.03
Vermont                                  4             553,854.25        0.03        7.245
-------------------------------------------------------------------------------------------------
Total:                              11,363      $1,646,383,641.20      100.00%        7.32%
-------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                                                         Percent
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Geographic Distribution               Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
California                            631       87.55%         349         345           4
Maryland                              615       88.23          352         348           4
Illinois                              608       88.89          354         350           4
Florida                               615        88.9          350         346           4
New Jersey                            618       87.32          350         347           4
Virginia                              615       88.15          346         342           4
Minnesota                             611        87.7          342         338           3
Missouri                              604       88.68          351         347           4
Pennsylvania                          608       88.22          348         344           4
Georgia                               607       88.73          357         353           4
Arizona                               612       88.35          351         347           4
New York                              621       88.06          354         350           4
Ohio                                  607       88.73          342         339           4
Texas                                 609       90.72          348         345           4
Colorado                              619       88.72          343         339           4
Michigan                              603       88.52          356         352           4
Washington                            618       88.18          347         343           4
Wisconsin                             609       88.61          344         340           4
Nevada                                616        87.7          353         349           4
Iowa                                  602       90.24          353         350           3
North Carolina                        605        89.1          358         354           4
Louisiana                             606       88.86          344         341           4
Tennessee                             602       89.21          349         346           4
Indiana                               613       89.04          352         348           4
Massachusetts                         628       88.56          360         357           3
South Carolina                        600       89.28          348         344           4
Mississippi                           601       89.34          346         343           4
Kansas                                606       89.88          349         345           4
Oregon                                616       88.15          314         310           4
Alabama                               603       88.51          348         344           4
Alaska                                622       89.25          358         354           4
Utah                                  621        89.1          335         331           4
Arkansas                              609       89.75          353         349           4
Oklahoma                              603       89.29          349         345           4
Connecticut                           608       88.08          357         354           4
Nebraska                              603       88.88          348         345           4
New Mexico                            605       88.81          357         353           4
West Virginia                         597       89.61          356         352           4
Kentucky                              616       89.54          351         347           4
Delaware                              608       88.76          343         339           4
District of Columbia                  611       87.34          343         340           3
Idaho                                 614       88.43          343         339           4
Wyoming                               611       89.88          342         339           4
Montana                               614       87.76          331         327           4
New Hampshire                         613       88.84          353         349           4
South Dakota                          608        89.4          341         338           3
Rhode Island                          635       86.64          360         357           3
Hawaii                                638       87.36          348         344           4
North Dakota                          601        89.7          353         349           3
Maine                                 630       87.27          356         352           4
Vermont                               583       89.25          360         357           3
------------------------------------------------------------------------------------------------
Total:                                614       88.48%         349         346           4
------------------------------------------------------------------------------------------------


18. Gross Margin


-------------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Gross Margin                           Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
1.501 - 2.000                              1            $325,065.26        0.03%        6.13%
2.001 - 2.500                              1             233,755.68        0.02         5.75
3.001 - 3.500                              4             396,855.73        0.03        6.265
3.501 - 4.000                            136          25,839,863.99         2.1        5.919
4.001 - 4.500                            634         112,384,102.05        9.14        6.242
4.501 - 5.000                          1,430         227,253,788.35       18.48        6.721
5.001 - 5.500                          1,889         292,232,770.91       23.76        7.165
5.501 - 6.000                          1,759         247,417,862.45       20.11        7.685
6.001 - 6.500                          1,496         190,342,853.14       15.47        8.013
6.501 - 7.000                            271          37,525,465.92        3.05        8.153
7.001 - 7.500                             61           7,449,802.17        0.61        8.575
7.501 - 8.000                            347          39,777,657.60        3.23        9.416
8.001 - 8.500                            332          40,540,860.76         3.3        9.671
8.501 - 9.000                             53           6,909,133.99        0.56       10.188
9.001 - 9.500                              4             770,056.75        0.06       10.258
9.501 - 10.000                             2             157,732.04        0.01       10.451
10.001 - 10.500                            3             473,567.37        0.04       10.341
-------------------------------------------------------------------------------------------------
Total:                                 8,423      $1,230,031,194.16      100.00%        7.42%
-------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------
                                                W.A.         W.A.        W.A.
                                    W.A.      Combined     Original    Remaining     W.A.
                                   Credit     Original      Term to     Term to      Loan
Gross Margin                        Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
1.501 - 2.000                         632       87.32%         360         358          2
2.001 - 2.500                         565       83.57          360         359          1
3.001 - 3.500                         636        88.2          360         357          3
3.501 - 4.000                         665       84.83          360         356          4
4.001 - 4.500                         650       87.06          360         356          4
4.501 - 5.000                         626       88.51          360         356          4
5.001 - 5.500                         608       89.13          360         356          4
5.501 - 6.000                         600       91.55          360         356          4
6.001 - 6.500                         578       89.18          360         356          4
6.501 - 7.000                         577       88.61          360         356          4
7.001 - 7.500                         555       85.84          360         355          5
7.501 - 8.000                         546       84.89          360         356          4
8.001 - 8.500                         544       84.79          360         356          4
8.501 - 9.000                         544       84.76          360         356          4
9.001 - 9.500                         554          85          360         358          2
9.501 - 10.000                        533       83.43          360         355          5
10.001 - 10.500                       583       83.95          360         355          5
----------------------------------------------------------------------------------------------
Total:                                604       88.88%         360         356          4
----------------------------------------------------------------------------------------------


19. Initial Cap


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Percent
                   Number                           of Loans                              W.A.        W.A.        W.A.
                     of           Aggregate            by          W.A.        W.A.     Combined    Original    Remaining     W.A.
                  Mortgage        Principal         Principal      Gross      Credit    Original     Term to     Term to      Loan
Initial Cap        Loans           Balance           Balance      Coupon       Score       LTV      Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------------------------------------------
2                     56         $10,446,259.14        0.85%        7.80%        604      89.41%        360         356         4
3                  8,367       1,219,584,935.02       99.15        7.419         604      88.88         360         356         4
-----------------------------------------------------------------------------------------------------------------------------------
Total:             8,423      $1,230,031,194.16      100.00%        7.42%        604      88.88%        360         356         4
-----------------------------------------------------------------------------------------------------------------------------------


20. Periodic Cap


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Percent
                    Number                          of Loans                              W.A.         W.A.        W.A.
                      of           Aggregate           by          W.A.        W.A.     Combined     Original    Remaining    W.A.
                   Mortgage        Principal        Principal      Gross      Credit    Original      Term to     Term to     Loan
Periodic Cap        Loans           Balance          Balance      Coupon       Score       LTV       Maturity    Maturity      Age
-----------------------------------------------------------------------------------------------------------------------------------
1                  8,367      $1,219,584,935.02      99.15%        7.42%        604      88.88%         360         356         4
2                     56          10,446,259.14       0.85        7.796         604      89.41          360         356         4
-----------------------------------------------------------------------------------------------------------------------------------
Total:             8,423      $1,230,031,194.16     100.00%        7.42%        604      88.88%         360         356         4
-----------------------------------------------------------------------------------------------------------------------------------



21. Maximum Rate


----------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Maximum Rate                           Loans           Balance           Balance      Coupon
----------------------------------------------------------------------------------------------
10.501 - 11.000                           21          $4,936,184.05        0.40%        4.81%
11.001 - 11.500                           94          21,098,158.60        1.72        5.364
11.501 - 12.000                          452          93,188,213.28        7.58        5.853
12.001 - 12.500                          818         152,659,924.13       12.41        6.343
12.501 - 13.000                        1,395         237,508,467.78       19.31        6.822
13.001 - 13.500                        1,385         212,459,462.62       17.27        7.317
13.501 - 14.000                        1,514         208,206,222.06       16.93        7.797
14.001 - 14.500                          979         115,043,940.45        9.35        8.304
14.501 - 15.000                          801          87,053,688.59        7.08        8.794
15.001 - 15.500                          436          43,779,498.67        3.56        9.312
15.501 - 16.000                          265          28,765,265.31        2.34        9.781
16.001 - 16.500                          124          13,085,762.85        1.06       10.339
16.501 - 17.000                           92           8,301,195.74        0.67       10.805
17.001 - 17.500                           40           3,222,789.94        0.26       11.334
17.501 - 18.000                            5             523,609.96        0.04       11.735
18.001 - 18.500                            2             198,810.13        0.02        12.25
----------------------------------------------------------------------------------------------
Total:                                 8,423      $1,230,031,194.16      100.00%        7.42%
----------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                                                 W.A.         W.A.        W.A.
                                     W.A.      Combined     Original    Remaining     W.A.
                                    Credit     Original      Term to     Term to      Loan
Maximum Rate                         Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
10.501 - 11.000                        666       85.69%         360        356          4
11.001 - 11.500                        649       86.43          360        356          4
11.501 - 12.000                        637       87.28          360        356          4
12.001 - 12.500                        626       87.85          360        356          4
12.501 - 13.000                        612        88.7          360        356          4
13.001 - 13.500                        606       89.56          360        356          4
13.501 - 14.000                        598       90.02          360        356          4
14.001 - 14.500                        590       90.18          360        356          4
14.501 - 15.000                        580       90.11          360        356          4
15.001 - 15.500                        567        88.3          360        356          4
15.501 - 16.000                        551       85.69          360        356          4
16.001 - 16.500                        546       84.89          360        356          4
16.501 - 17.000                        547        84.9          360        356          4
17.001 - 17.500                        554       84.92          360        356          4
17.501 - 18.000                        533       84.68          360        357          3
18.001 - 18.500                        535          85          360        358          2
-----------------------------------------------------------------------------------------------
Total:                                 604       88.88%         360        356          4
-----------------------------------------------------------------------------------------------


22. Minimum Rate


----------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Minimum Rate                           Loans           Balance           Balance      Coupon
----------------------------------------------------------------------------------------------
4.501 - 5.000                             21          $4,936,184.05        0.40%        4.81%
5.001 - 5.500                             94          21,098,158.60        1.72        5.364
5.501 - 6.000                            452          93,188,213.28        7.58        5.853
6.001 - 6.500                            818         152,659,924.13       12.41        6.343
6.501 - 7.000                          1,396         237,675,021.16       19.32        6.822
7.001 - 7.500                          1,385         212,459,462.62       17.27        7.317
7.501 - 8.000                          1,513         208,039,668.68       16.91        7.798
8.001 - 8.500                            979         115,043,940.45        9.35        8.304
8.501 - 9.000                            801          87,053,688.59        7.08        8.794
9.001 - 9.500                            436          43,779,498.67        3.56        9.312
9.501 - 10.000                           265          28,765,265.31        2.34        9.781
10.001 - 10.500                          124          13,085,762.85        1.06       10.339
10.501 - 11.000                           92           8,301,195.74        0.67       10.805
11.001 - 11.500                           40           3,222,789.94        0.26       11.334
11.501 - 12.000                            5             523,609.96        0.04       11.735
12.001 - 12.500                            2             198,810.13        0.02        12.25
----------------------------------------------------------------------------------------------
Total:                                 8,423      $1,230,031,194.16      100.00%        7.42%
----------------------------------------------------------------------------------------------



                                                W.A.         W.A.        W.A.
                                    W.A.      Combined     Original    Remaining     W.A.
                                   Credit     Original      Term to     Term to      Loan
Minimum Rate                        Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
4.501 - 5.000                         666       85.69%         360         356          4
5.001 - 5.500                         649       86.43          360         356          4
5.501 - 6.000                         637       87.28          360         356          4
6.001 - 6.500                         626       87.85          360         356          4
6.501 - 7.000                         612        88.7          360         356          4
7.001 - 7.500                         606       89.56          360         356          4
7.501 - 8.000                         598       90.02          360         356          4
8.001 - 8.500                         590       90.18          360         356          4
8.501 - 9.000                         580       90.11          360         356          4
9.001 - 9.500                         567        88.3          360         356          4
9.501 - 10.000                        551       85.69          360         356          4
10.001 - 10.500                       546       84.89          360         356          4
10.501 - 11.000                       547        84.9          360         356          4
11.001 - 11.500                       554       84.92          360         356          4
11.501 - 12.000                       533       84.68          360         357          3
12.001 - 12.500                       535          85          360         358          2
----------------------------------------------------------------------------------------------
Total:                                604       88.88%         360         356          4
----------------------------------------------------------------------------------------------



23. Next Rate Adjustment Date


------------------------------------------------------------------------------------------------
                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Next Rate Adjustment Date              Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
3/1/2005                                  7          $1,295,983.11        0.11%        7.60%
4/1/2005                                 12           2,033,429.73        0.17        7.656
5/1/2005                                 10           1,800,866.37        0.15        7.623
6/1/2005                                 13           2,072,705.41        0.17        8.373
7/1/2005                                 12           2,569,300.29        0.21         7.87
8/1/2005                                  2             673,974.23        0.05        6.997
12/1/2005                                 3             384,938.24        0.03        8.223
1/1/2006                                 65           8,575,129.46         0.7        8.066
2/1/2006                                 32           4,617,717.38        0.38        7.726
3/1/2006                              1,050         151,651,772.14       12.33        7.441
3/18/2006                                 1              90,425.46        0.01         6.25
4/1/2006                              1,576         226,069,663.50       18.38         7.35
5/1/2006                              1,660         243,268,329.93       19.78        7.331
6/1/2006                              1,646         242,771,889.99       19.74        7.354
7/1/2006                              1,832         270,648,199.64          22        7.595
8/1/2006                                242          33,852,893.32        2.75        7.689
12/1/2006                                 1             118,101.34        0.01            7
1/1/2007                                  7             885,922.16        0.07         7.47
2/1/2007                                  1             375,172.71        0.03         5.25
3/1/2007                                 36           4,382,374.42        0.36        7.116
4/1/2007                                 46           6,437,749.10        0.52        6.996
5/1/2007                                 51           7,057,042.31        0.57         6.78
6/1/2007                                 51           7,878,988.72        0.64        6.685
7/1/2007                                 61           9,691,884.27        0.79        7.332
8/1/2007                                  6             826,740.93        0.07        8.835
------------------------------------------------------------------------------------------------
Total:                                8,423      $1,230,031,194.16      100.00%        7.42%
------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                                               W.A.         W.A.        W.A.
                                   W.A.      Combined     Original    Remaining     W.A.
                                  Credit     Original      Term to     Term to      Loan
Next Rate Adjustment Date          Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
3/1/2005                            598       90.35%         360         354          6
4/1/2005                            619       90.12          360         355          5
5/1/2005                            582       89.61          360         356          4
6/1/2005                            574       87.51          360         357          3
7/1/2005                            623       88.79          360         358          2
8/1/2005                            650       93.08          360         359          1
12/1/2005                           620       89.47          360         351          9
1/1/2006                            609       90.01          360         352          8
2/1/2006                            603       89.06          360         353          7
3/1/2006                            604       88.93          360         354          6
3/18/2006                           633          85          360         355          5
4/1/2006                            603        88.7          360         355          5
5/1/2006                            603       88.76          360         356          4
6/1/2006                            604       88.91          360         357          3
7/1/2006                            606       89.01          360         358          2
8/1/2006                            608       89.66          360         359          1
12/1/2006                           757         100          360         351          9
1/1/2007                            595       87.23          360         352          8
2/1/2007                            687          85          360         353          7
3/1/2007                            610       87.77          360         354          6
4/1/2007                            605        88.4          360         355          5
5/1/2007                            608       87.73          360         356          4
6/1/2007                            627       89.08          360         357          3
7/1/2007                            614       88.86          360         358          2
8/1/2007                            562       87.72          360         359          1
---------------------------------------------------------------------------------------------
Total:                              604       88.88%         360         356          4
---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and
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options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

           WFHET 2004-2
         Loans without MI



Selection Criteria:
Table of Contents

1. Mortgage Coupons
2. Combined Original LTV
3. Principal Balance
4. Original Term to Maturity
5. Remaining Term to Maturity
6. Credit Score
7. Credit Grade
8. Property Type
9. Occupancy Status
10. Documentation
11. Loan Purpose
12. Product Type
13. Lien Position
14. MI Coverage
15. MI Coverage %
16. Prepayment Penalty Term
17. Geographic Distribution
18. Gross Margin
19. Initial Cap
20. Periodic Cap
21. Maximum Rate
22. Minimum Rate
23. Next Rate Adjustment Date


1. Mortgage Coupons

-----------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans
                                      Mortgage        Principal       by principal
Mortgage Coupons                       Loans           Balance           Balance
-----------------------------------------------------------------------------------
3.001 - 3.500                            1            $151,311.20        0.00%
3.501 - 4.000                           11           2,656,544.69        0.08
4.001 - 4.500                          552         152,289,885.84        4.67
4.501 - 5.000                        1,603         428,146,735.34       13.13
5.001 - 5.500                        2,320         560,458,345.21       17.19
5.501 - 6.000                        3,277         627,650,795.35       19.25
6.001 - 6.500                        2,987         479,339,037.93        14.7
6.501 - 7.000                        2,666         380,189,254.22       11.66
7.001 - 7.500                        1,680         198,334,301.55        6.08
7.501 - 8.000                        1,195         136,430,476.27        4.18
8.001 - 8.500                          834          84,905,518.78         2.6
8.501 - 9.000                          870          93,402,038.76        2.86
9.001 - 9.500                          503          50,194,784.11        1.54
9.501 - 10.000                         377          35,011,753.29        1.07
10.001 - 10.500                        197          16,287,939.85         0.5
10.501 - 11.000                        149          10,521,026.40        0.32
11.001 - 11.500                         48           3,173,994.37         0.1
11.501 - 12.000                         18             976,847.40        0.03
12.001 - 12.500                          3             136,989.68           0
-----------------------------------------------------------------------------------
Total:                              19,291      $3,260,257,580.24      100.00%
-----------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                               W.A.         W.A.        W.A.
                                      W.A.         W.A.      Combined     Original    Remaining     W.A.
                                      Gross       Credit     Original      Term to     Term to      Loan
Mortgage Coupons                     Coupon        Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------------------
3.001 - 3.500                        3.50%         691       80.00%         360         356           4
3.501 - 4.000                       3.913          710       62.67          311         307           4
4.001 - 4.500                        4.45          749       53.37          317         313           3
4.501 - 5.000                        4.85          727       60.08          331         328           3
5.001 - 5.500                       5.326          702        66.4          338         335           3
5.501 - 6.000                       5.817          657        70.5          334         330           4
6.001 - 6.500                       6.316          629       71.72          337         333           4
6.501 - 7.000                       6.798          613       71.98          339         335           4
7.001 - 7.500                       7.309          595       71.32          344         340           4
7.501 - 8.000                       7.792          579       71.26          343         339           4
8.001 - 8.500                       8.311          561       70.39          347         343           4
8.501 - 9.000                       8.807          545       71.64          350         347           4
9.001 - 9.500                       9.326          539       71.95          354         350           4
9.501 - 10.000                      9.785          538       72.11          349         345           4
10.001 - 10.500                    10.286          536        73.3          349         345           4
10.501 - 11.000                    10.755          529       72.77          344         341           4
11.001 - 11.500                    11.237          523       73.06          349         346           3
11.501 - 12.000                    11.832          521       71.68          346         343           3
12.001 - 12.500                    12.158          523       59.08          360         357           3
-------------------------------------------------------------------------------------------------------------
Total:                               6.19%         652       68.15%         337         333           4
-------------------------------------------------------------------------------------------------------------


2. Combined Original LTV

-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Combined Original LTV                  Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
5.01 - 10.00                              5            $224,687.03        0.01%        7.82%
10.01 - 15.00                            30           2,687,696.44        0.08         5.77
15.01 - 20.00                            55           6,196,316.65        0.19         5.71
20.01 - 25.00                           101          12,385,489.25        0.38        5.658
25.01 - 30.00                           171          22,461,151.49        0.69        5.602
30.01 - 35.00                           250          38,142,194.01        1.17        5.596
35.01 - 40.00                           364          61,605,452.44        1.89        5.522
40.01 - 45.00                           518          85,865,971.06        2.63        5.579
45.01 - 50.00                           731         133,368,361.75        4.09        5.576
50.01 - 55.00                           879         163,640,226.03        5.02        5.631
55.01 - 60.00                         1,184         219,243,096.29        6.72        5.797
60.01 - 65.00                         2,042         398,480,357.00       12.22        5.795
65.01 - 70.00                         2,447         401,794,937.99       12.32        6.293
70.01 - 75.00                         3,080         485,124,940.95       14.88        6.576
75.01 - 80.00                         7,365       1,216,949,056.83       37.33        6.467
80.01 - 85.00                            28           5,797,265.66        0.18        6.263
85.01 - 90.00                             2             196,567.66        0.01        8.048
90.01 - 95.00                            37           5,770,321.05        0.18         6.63
95.01 - 100.00                            2             323,490.66        0.01        8.679
-------------------------------------------------------------------------------------------------
Total:                               19,291      $3,260,257,580.24      100.00%        6.19%
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Combined Original LTV                  Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
5.01 - 10.00                            604        7.93%         360         357           3
10.01 - 15.00                           697       12.89          328         324           3
15.01 - 20.00                           719       18.29          329         326           3
20.01 - 25.00                           697       22.76          313         310           3
25.01 - 30.00                           704       27.67          314         310           3
30.01 - 35.00                           700       32.81          313         310           3
35.01 - 40.00                           705       37.62          322         319           3
40.01 - 45.00                           692       42.76          325         322           3
45.01 - 50.00                           695       47.81          328         325           3
50.01 - 55.00                           684       52.79          325         322           3
55.01 - 60.00                           672       57.79          332         328           3
60.01 - 65.00                           670       63.19          337         334           4
65.01 - 70.00                           641        68.6          339         336           4
70.01 - 75.00                           627       73.78          341         337           4
75.01 - 80.00                           638       79.39          341         337           4
80.01 - 85.00                           658       80.29          345         342           3
85.01 - 90.00                           573       87.24          360         355           5
90.01 - 95.00                           676       94.22          342         338           4
95.01 - 100.00                          590       97.61          360         357           3
-------------------------------------------------------------------------------------------------
Total:                                  652       68.15%         337         333           4
-------------------------------------------------------------------------------------------------


3. Principal Balance

-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Principal Balance                      Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
less than 50,000.00                    1,850         $68,817,926.66        2.11%        7.91%
50,000.01 - 75,000.00                  2,148         135,107,774.93        4.14        7.378
75,000.01 - 100,000.00                 2,309         203,329,553.58        6.24        7.071
100,000.01 - 125,000.00                2,042         229,741,923.65        7.05        6.883
125,000.01 - 150,000.00                1,866         257,765,977.93        7.91        6.683
150,000.01 - 175,000.00                1,704         276,386,804.82        8.48        6.337
175,000.01 - 200,000.00                1,574         296,056,342.66        9.08         6.24
200,000.01 - 225,000.00                1,071         227,557,186.22        6.98        6.102
225,000.01 - 250,000.00                  932         222,200,342.32        6.82        5.995
250,000.01 - 275,000.00                  695         182,379,557.04        5.59        5.873
275,000.01 - 300,000.00                  670         192,946,128.85        5.92        5.712
300,000.01 - 325,000.00                  478         149,590,987.21        4.59        5.711
325,000.01 - 350,000.00                  443         149,597,457.05        4.59        5.611
350,000.01 - 375,000.00                  329         119,370,260.73        3.66        5.559
375,000.01 - 400,000.00                  498         194,996,085.03        5.98        5.264
400,000.01 - 425,000.00                   74          30,634,618.51        0.94        5.652
425,000.01 - 450,000.00                  121          53,079,905.86        1.63         5.81
450,000.01 - 475,000.00                   77          35,547,001.89        1.09        5.786
475,000.01 - 500,000.00                  104          51,030,206.47        1.57        5.603
500,000.01 - 525,000.00                   70          35,973,589.61         1.1        5.716
525,000.01 - 550,000.00                   38          20,548,650.27        0.63        5.819
550,000.01 - 575,000.00                   38          21,288,728.83        0.65          5.7
575,000.01 - 600,000.00                   59          34,892,996.21        1.07        5.491
600,000.01 - 625,000.00                   16           9,795,533.86         0.3        5.662
625,000.01 - 650,000.00                   19          12,121,553.33        0.37        5.845
650,000.01 - 675,000.00                   10           6,610,038.54         0.2        5.957
675,000.01 - 700,000.00                   12           8,259,407.86        0.25        5.949
700,000.01 - 725,000.00                    5           3,590,512.13        0.11        5.991
725,000.01 - 750,000.00                   10           7,423,616.45        0.23        5.977
750,000.01 - 775,000.00                    7           5,360,249.36        0.16        6.526
775,000.01 - 800,000.00                   15          11,937,075.47        0.37        5.816
800,000.01 - 825,000.00                    2           1,634,158.12        0.05         6.25
875,000.01 - 900,000.00                    1             895,839.87        0.03        5.375
900,000.01 - 925,000.00                    1             907,136.01        0.03         5.75
925,000.01 - 950,000.00                    1             938,336.72        0.03        6.625
950,000.01 - 975,000.00                    1             956,115.64        0.03        7.125
975,000.01 - 1,000,000.00                  1             988,000.55        0.03         5.25
-------------------------------------------------------------------------------------------------
Total:                                19,291      $3,260,257,580.24      100.00%        6.19%
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Principal Balance                      Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
less than 50,000.00                      591       64.40%        311         307           4
50,000.01 - 75,000.00                    605       69.02         329         325           4
75,000.01 - 100,000.00                   610       69.61         334         330           4
100,000.01 - 125,000.00                  617       70.41         336         332           4
125,000.01 - 150,000.00                  624       69.47         337         334           4
150,000.01 - 175,000.00                  631        68.7         336         333           4
175,000.01 - 200,000.00                  638       68.89         338         334           4
200,000.01 - 225,000.00                  649       68.21         338         335           4
225,000.01 - 250,000.00                  658       68.11         339         335           3
250,000.01 - 275,000.00                  664       68.29         343         340           3
275,000.01 - 300,000.00                  670       67.58         341         337           3
300,000.01 - 325,000.00                  673        68.1         340         337           4
325,000.01 - 350,000.00                  687       66.63         337         334           3
350,000.01 - 375,000.00                  689        68.3         333         329           3
375,000.01 - 400,000.00                  710       63.64         335         332           3
400,000.01 - 425,000.00                  683       67.29         353         349           3
425,000.01 - 450,000.00                  692       68.09         343         339           4
450,000.01 - 475,000.00                  691       69.98         344         340           3
475,000.01 - 500,000.00                  691       67.99         338         335           3
500,000.01 - 525,000.00                  692       68.52         319         315           3
525,000.01 - 550,000.00                  687       67.32         346         343           3
550,000.01 - 575,000.00                  700       67.89         327         323           3
575,000.01 - 600,000.00                  704       61.58         333         329           4
600,000.01 - 625,000.00                  696       68.72         360         356           4
625,000.01 - 650,000.00                  678       72.93         341         338           3
650,000.01 - 675,000.00                  676       67.11         306         302           4
675,000.01 - 700,000.00                  686       69.89         345         341           3
700,000.01 - 725,000.00                  708       69.68         360         357           3
725,000.01 - 750,000.00                  726       64.28         342         338           4
750,000.01 - 775,000.00                  626       70.04         360         356           4
775,000.01 - 800,000.00                  699       64.42         360         357           3
800,000.01 - 825,000.00                  653       70.65         360         358           2
875,000.01 - 900,000.00                  697       78.61         360         357           3
900,000.01 - 925,000.00                  636          70         360         357           3
925,000.01 - 950,000.00                  685       35.63         360         358           2
950,000.01 - 975,000.00                  616          64         360         355           5
975,000.01 - 1,000,000.00                728          75         360         355           5
-------------------------------------------------------------------------------------------------
Total:                                   652       68.15%        337         333           4
-------------------------------------------------------------------------------------------------


4. Original Term to Maturity

--------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Original Term to Maturity              Loans           Balance           Balance      Coupon
--------------------------------------------------------------------------------------------------
<= 60                                     1             $32,704.15        0.00%        6.99%
61 - 120                                 27           2,118,383.20        0.06        6.048
121 - 180                             2,714         402,026,195.85       12.33        5.881
181 - 240                               105          18,043,148.86        0.55        5.736
241 - 300                                31           5,251,520.64        0.16        5.726
301 - 360                            16,413       2,832,785,627.54       86.89        6.243
--------------------------------------------------------------------------------------------------
Total:                               19,291      $3,260,257,580.24      100.00%        6.19%
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Original Term to Maturity             Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
<= 60                                  721       70.00%          60          54           6
61 - 120                               702       49.27          120         115           5
121 - 180                              670       64.92          180         177           3
181 - 240                              693       61.79          240         236           4
241 - 300                              699       61.89          300         296           4
301 - 360                              649       68.67          360         356           4
------------------------------------------------------------------------------------------------
Total:                                 652       68.15%         337         333           4
------------------------------------------------------------------------------------------------


5. Remaining Term to Maturity

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Remaining Term to Maturity             Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
51 - 55                                    1             $32,704.15        0.00%        6.99%
111 - 115                                 16           1,145,597.34        0.04        6.285
116 - 120                                 11             972,785.86        0.03        5.769
156 - 160                                  1              33,494.06           0         7.24
161 - 165                                  1              58,730.22           0         7.02
166 - 170                                  1             212,541.66        0.01        5.375
171 - 175                                778          92,130,152.97        2.83        6.338
176 - 180                              1,933         309,591,276.94         9.5        5.745
231 - 235                                 39           6,211,858.44        0.19        5.904
236 - 240                                 66          11,831,290.42        0.36        5.648
291 - 295                                 11           1,683,518.98        0.05        5.772
296 - 300                                 20           3,568,001.66        0.11        5.704
341 - 345                                  3             468,831.38        0.01        7.031
346 - 350                                  8           1,344,472.24        0.04        7.023
351 - 355                              5,114         769,743,931.11       23.61        6.612
356 - 360                             11,288       2,061,228,392.81       63.22        6.104
-----------------------------------------------------------------------------------------------
Total:                                19,291      $3,260,257,580.24      100.00%        6.19%
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Remaining Term to Maturity            Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
51 - 55                                 721       70.00%          60          54           6
111 - 115                               666       53.58          120         114           6
116 - 120                               743        44.2          120         116           4
156 - 160                               517       33.96          180         158          22
161 - 165                               591          80          180         163          17
166 - 170                               798       37.72          180         170          10
171 - 175                               641       68.01          180         174           6
176 - 180                               678       64.02          180         177           3
231 - 235                               671       62.26          240         234           6
236 - 240                               704       61.55          240         237           3
291 - 295                               713       64.37          300         294           6
296 - 300                               692       60.71          300         297           3
341 - 345                               702       77.37          360         345          15
346 - 350                               632       72.28          360         349          11
351 - 355                               621       70.95          360         354           6
356 - 360                               660       67.82          360         357           3
------------------------------------------------------------------------------------------------
Total:                                  652       68.15%         337         333           4
------------------------------------------------------------------------------------------------


6. Credit Score

--------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Credit Score                           Loans           Balance           Balance      Coupon
--------------------------------------------------------------------------------------------------
801 - 850                                170         $41,494,520.68        1.27%        4.97%
751 - 800                              1,762         460,288,992.00       14.12         5.11
701 - 750                              1,878         438,173,855.30       13.44        5.329
651 - 700                              3,219         596,911,128.30       18.31         5.77
601 - 650                              4,685         739,000,035.71       22.67        6.309
551 - 600                              4,742         664,040,266.92       20.37        6.768
501 - 550                              2,700         310,716,671.75        9.53        8.412
451 - 500                                 28           2,609,905.02        0.08        9.297
0                                        107           7,022,204.56        0.22        8.853
--------------------------------------------------------------------------------------------------
Total:                                19,291      $3,260,257,580.24      100.00%        6.19%
--------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Credit Score                           Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
801 - 850                                806       53.61%         329         326          3
751 - 800                                774       59.59          335         331          3
701 - 750                                725       65.81          330         327          3
651 - 700                                675       69.82          331         328          3
601 - 650                                625        71.6          335         331          4
551 - 600                                577       70.12          343         339          4
501 - 550                                532       70.41          353         349          4
451 - 500                                500       67.74          356         353          4
0                                          0       69.14          356         352          4
-------------------------------------------------------------------------------------------------
Total:                                   652       68.15%         337         333          4
-------------------------------------------------------------------------------------------------


7. Credit Grade

----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Credit Grade                           Loans           Balance           Balance      Coupon
----------------------------------------------------------------------------------------------
Y1                                       606         $60,037,659.66        1.84%        9.38%
Y2                                     1,849         216,265,739.01        6.63        8.741
Y3                                     1,576         193,931,017.50        5.95        7.368
Y4                                     2,977         411,756,834.76       12.63        6.533
Y5                                     1,393         212,993,958.84        6.53        6.483
Y6                                     1,699         259,877,675.33        7.97        6.371
Y7                                     1,745         284,583,607.97        8.73        6.191
Y8                                     1,407         246,338,725.38        7.56        5.992
Y9                                     6,039       1,374,472,361.79       42.16        5.346
----------------------------------------------------------------------------------------------
Total:                                19,291      $3,260,257,580.24      100.00%        6.19%
----------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Credit Grade                           Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
Y1                                       510       68.77%         354         350          4
Y2                                       547       71.02          355         351          4
Y3                                       554        69.8          350         346          4
Y4                                       588        69.7          341         337          4
Y5                                       590       70.55          342         338          4
Y6                                       612       71.13          336         332          4
Y7                                       633       72.14          332         328          4
Y8                                       652       71.39          331         327          4
Y9                                       729       64.63          332         328          3
-------------------------------------------------------------------------------------------------
Total:                                   652       68.15%         337         333          4
-------------------------------------------------------------------------------------------------


8. Property Type

-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Property Type                          Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
Single Family                         17,482      $2,931,168,246.44       89.91%        6.20%
Two- to Four Family                      778         141,868,851.87        4.35        6.464
Condominium                              814         138,123,728.03        4.24         6.09
Planned Unit Development                 135          42,081,799.50        1.29        5.385
Manufactured Housing                      81           6,858,066.15        0.21        7.139
Townhouse                                  1             156,888.25           0        4.625
-------------------------------------------------------------------------------------------------
Total:                                19,291      $3,260,257,580.24      100.00%        6.19%
-------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                      W.A.         W.A.        W.A.
                                          W.A.      Combined     Original    Remaining     W.A.
                                         Credit     Original      Term to     Term to      Loan
Property Type                             Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------------
Single Family                               651       68.22%       336         333           4
Two- to Four Family                         636       66.06        344         340           4
Condominium                                 658       70.22        341         337           4
Planned Unit Development                    732       63.36        344         341           3
Manufactured Housing                        606       70.21        334         329           6
Townhouse                                   694       72.73        180         175           5
----------------------------------------------------------------------------------------------------
Total:                                      652       68.15%       337         333           4
----------------------------------------------------------------------------------------------------


9. Occupancy Status

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
------------------------------------------------------------------------------------------------
Occupancy Status                       Loans           Balance           Balance      Coupon
Primary Home                          18,048      $3,130,413,590.16       96.02%        6.17%
Investment                             1,046         100,619,362.43        3.09        6.913
Second Home                              197          29,224,627.65         0.9        6.495
------------------------------------------------------------------------------------------------
Total:                                19,291      $3,260,257,580.24      100.00%        6.19%
------------------------------------------------------------------------------------------------



                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
------------------------------------------------------------------------------------------------
Occupancy Status                      Score        LTV       Maturity    Maturity       Age
Primary Home                            652       68.16%         337         333           4
Investment                              644       68.01          335         332           4
Second Home                             655       67.45          336         332           4
------------------------------------------------------------------------------------------------
Total:                                  652       68.15%         337         333           4
------------------------------------------------------------------------------------------------

10. Documentation

                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Documentation                          Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Full Documentation*                 18,788      $3,176,418,473.38       97.43%        6.18%
Stated Income, Stated Asset            503          83,839,106.86        2.57        6.772
------------------------------------------------------------------------------------------------
Total:                              19,291      $3,260,257,580.24      100.00%        6.19%
------------------------------------------------------------------------------------------------


                                                 W.A.         W.A.        W.A.
                                     W.A.      Combined     Original    Remaining     W.A.
                                    Credit     Original      Term to     Term to      Loan
Documentation                        Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
Full Documentation*                  652       68.05%         337         333           4
Stated Income, Stated Asset          655       71.94          340         334           6
-----------------------------------------------------------------------------------------------
Total:                               652       68.15%         337         333           4
-----------------------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.



11. Loan Purpose

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Loan Purpose                           Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Cash Out Refinance                    13,204      $2,186,408,960.21       67.06%        6.29%
Purchase                               3,688         604,196,067.63       18.53         6.26
Rate/Term Refinance                    2,399         469,652,552.40       14.41        5.669
------------------------------------------------------------------------------------------------
Total:                                19,291      $3,260,257,580.24      100.00%        6.19%
------------------------------------------------------------------------------------------------


11. Loan Purpose
---------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Loan Purpose                             Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------------
Cash Out Refinance                         640       67.19%         336         332           4
Purchase                                   666       75.75          344         340           4
Rate/Term Refinance                        692       62.83          333         330           3
---------------------------------------------------------------------------------------------------
Total:                                     652       68.15%         337         333           4
---------------------------------------------------------------------------------------------------


12. Product Type

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Product Type                           Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Fixed Rate                            9,695      $1,774,160,700.80       54.42%        5.78%
2/28 ARM (Six-Month LIBOR)            8,138       1,205,679,701.32       36.98        6.852
Fixed Rate (Balloon)                  1,026         210,872,844.32        6.47        5.811
3/27 ARM (Six-Month LIBOR)              384          59,415,218.71        1.82        6.368
1 Year ARM (One-Year CMT)                48          10,129,115.09        0.31        7.179
------------------------------------------------------------------------------------------------
Total:                               19,291      $3,260,257,580.24      100.00%        6.19%
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Product Type                             Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------------
Fixed Rate                                687       64.73%         339         336           3
2/28 ARM (Six-Month LIBOR)                599       72.81          360         356           4
Fixed Rate (Balloon)                      676       68.74          180         177           3
3/27 ARM (Six-Month LIBOR)                623        72.5          360         356           4
1 Year ARM (One-Year CMT)                 616       74.62          360         356           4
---------------------------------------------------------------------------------------------------
Total:                                    652       68.15%         337         333           4
---------------------------------------------------------------------------------------------------


13. Lien Position

-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
-------------------------------------------------------------------------------------------------
Lien Position                          Loans           Balance           Balance      Coupon
1                                    19,291      $3,260,257,580.24      100.00%        6.19%
-------------------------------------------------------------------------------------------------
Total:                               19,291      $3,260,257,580.24      100.00%        6.19%
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
------------------------------------------------------------------------------------------------
Lien Position                         Score        LTV       Maturity    Maturity       Age
1                                      652       68.15%         337         333           4
------------------------------------------------------------------------------------------------
Total:                                 652       68.15%         337         333           4
------------------------------------------------------------------------------------------------


14. MI Coverage

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
MI Coverage                            Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Not Insured                          19,249      $3,253,271,213.03       99.79%        6.19%
Premium Priced (PP)                      42           6,986,367.21        0.21        6.864
------------------------------------------------------------------------------------------------
Total:                               19,291      $3,260,257,580.24      100.00%        6.19%
------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
MI Coverage                            Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
Not Insured                             652       68.10%         337         333           4
Premium Priced (PP)                     666          93          345         341           4
-------------------------------------------------------------------------------------------------
Total:                                  652       68.15%         337         333           4
-------------------------------------------------------------------------------------------------


15. MI Coverage %

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
------------------------------------------------------------------------------------------------
MI Coverage %                          Loans           Balance           Balance      Coupon
0                                    19,291      $3,260,257,580.24      100.00%        6.19%
------------------------------------------------------------------------------------------------
Total:                               19,291      $3,260,257,580.24      100.00%        6.19%
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
------------------------------------------------------------------------------------------------
MI Coverage %                         Score        LTV       Maturity    Maturity       Age
0                                      652       68.15%         337         333           4
------------------------------------------------------------------------------------------------
Total:                                 652       68.15%         337         333           4
------------------------------------------------------------------------------------------------


16. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Prepayment Penalty Term                Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
 0                                    4,561        $690,878,096.20       21.19%        6.71%
12                                      815         182,056,488.50        5.58        5.547
24                                    6,335         921,714,769.37       28.27        6.744
36                                    7,538       1,462,295,179.96       44.85        5.682
60                                       42           3,313,046.21         0.1        6.935
-----------------------------------------------------------------------------------------------
Total:                               19,291      $3,260,257,580.24      100.00%        6.19%
-----------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Prepayment Penalty Term                Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
 0                                      629       69.95%         337         334           4
12                                      696       62.99          338         334           4
24                                      600       73.04          359         355           4
36                                      690       64.86          323         320           3
60                                      657       67.03          288         282           6
-------------------------------------------------------------------------------------------------
Total:                                  652       68.15%         337         333           4
-------------------------------------------------------------------------------------------------


17. Geographic Distribution

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Geographic Distribution                Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
California                            4,299      $1,134,384,984.79       34.79%        5.50%
New Jersey                            1,130         213,131,883.21        6.54        6.583
New York                              1,035         212,753,992.03        6.53        5.996
Maryland                                771         145,557,172.42        4.46        6.471
Florida                                 868         120,734,163.04         3.7        6.712
Texas                                 1,108         111,821,846.58        3.43        7.192
Virginia                                657         110,695,558.02         3.4        6.314
Minnesota                               678         105,912,081.46        3.25        6.532
Illinois                                684          99,871,256.40        3.06        6.692
Pennsylvania                            632          80,683,126.75        2.47        6.356
Colorado                                401          73,244,911.83        2.25        6.076
Massachusetts                           282          58,129,364.08        1.78        6.349
Arizona                                 410          57,757,198.58        1.77        6.493
Ohio                                    517          54,797,683.56        1.68        6.425
Washington                              330          53,954,036.22        1.65        6.209
Missouri                                511          53,094,139.33        1.63        6.756
Nevada                                  267          49,161,817.67        1.51        6.709
Wisconsin                               374          41,505,629.68        1.27        6.858
Georgia                                 319          40,309,591.48        1.24        6.983
Michigan                                362          37,694,661.38        1.16         6.91
North Carolina                          272          30,865,843.65        0.95        6.864
Connecticut                             141          27,594,612.11        0.85        6.109
District of Columbia                    130          23,061,813.77        0.71        6.583
Oregon                                  128          22,354,527.35        0.69        6.314
Louisiana                               232          21,855,659.78        0.67        7.103
Tennessee                               204          21,370,567.00        0.66        6.659
Indiana                                 257          20,867,870.99        0.64        7.068
Iowa                                    233          19,365,359.37        0.59        7.023
South Carolina                          172          17,474,139.71        0.54        6.896
Oklahoma                                188          16,121,841.63        0.49        6.926
Hawaii                                   53          13,392,623.17        0.41        6.058
Nebraska                                145          13,039,992.55         0.4        7.166
Utah                                     97          12,759,395.67        0.39        6.738
Kansas                                  127          12,406,614.88        0.38        6.852
Rhode Island                             68          11,972,908.69        0.37        6.386
Alabama                                 160          11,924,794.96        0.37        7.262
Mississippi                             153          11,227,965.36        0.34        7.348
Idaho                                   114          10,204,512.90        0.31        7.043
New Mexico                               89          10,106,187.17        0.31        7.244
Alaska                                   68           9,336,626.05        0.29        6.867
Arkansas                                113           8,850,882.59        0.27        7.424
Delaware                                 57           8,658,627.20        0.27        6.741
Kentucky                                 76           8,245,954.35        0.25         6.62
Wyoming                                  75           8,026,587.99        0.25        6.638
New Hampshire                            50           7,712,347.28        0.24        6.543
West Virginia                            85           7,188,289.10        0.22        7.587
Montana                                  61           6,461,227.46         0.2        6.674
Maine                                    33           4,138,942.72        0.13        7.017
South Dakota                             34           3,715,269.28        0.11        6.909
Vermont                                  17           2,618,934.86        0.08        6.787
North Dakota                             24           2,141,562.14        0.07        7.336
-----------------------------------------------------------------------------------------------
Total:                               19,291      $3,260,257,580.24      100.00%        6.19%
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Geographic Distribution                 Score        LTV       Maturity    Maturity       Age
--------------------------------------------------------------------------------------------------
California                               691       63.25%         337         333           3
New Jersey                               621       67.92          339         336           4
New York                                 655       64.33          335         331           4
Maryland                                 627       70.43          338         334           4
Florida                                  614        72.1          338         334           4
Texas                                    629       73.29          324         321           4
Virginia                                 644       70.03          331         328           4
Minnesota                                630       71.31          337         334           4
Illinois                                 625       72.76          344         340           4
Pennsylvania                             638       70.93          336         332           4
Colorado                                 656       72.58          326         322           4
Massachusetts                            634       66.26          354         351           4
Arizona                                  643       71.35          332         328           4
Ohio                                     640       74.81          325         321           4
Washington                               650       73.78          335         332           4
Missouri                                 631       72.34          339         336           4
Nevada                                   615       72.67          349         345           3
Wisconsin                                631       73.95          338         334           4
Georgia                                  620       73.14          343         340           4
Michigan                                 613       71.71          343         339           4
North Carolina                           622       73.96          350         346           4
Connecticut                              653       68.26          345         341           4
District of Columbia                     608       65.99          346         342           4
Oregon                                   650       72.03          317         313           3
Louisiana                                604       73.01          332         328           4
Tennessee                                632       73.94          339         335           4
Indiana                                  624       73.12          341         338           4
Iowa                                     631       74.92          337         334           4
South Carolina                           612       73.38          331         327           4
Oklahoma                                 620       74.98          338         334           4
Hawaii                                   655       69.68          353         350           3
Nebraska                                 624       75.52          337         334           4
Utah                                     636       71.35          319         315           4
Kansas                                   607       75.02          349         345           4
Rhode Island                             618       69.19          347         343           4
Alabama                                  604       71.61          324         320           4
Mississippi                              603       72.48          319         315           4
Idaho                                    631       75.93          324         320           4
New Mexico                               606          71          352         348           4
Alaska                                   596       69.24          356         352           4
Arkansas                                 597        74.8          341         337           4
Delaware                                 625       74.08          348         344           3
Kentucky                                 624       73.15          341         337           4
Wyoming                                  651       77.16          305         302           4
New Hampshire                            614       70.29          354         351           3
West Virginia                            588       72.76          345         341           4
Montana                                  620       72.08          335         331           4
Maine                                    593       71.85          340         336           4
South Dakota                             622       73.06          339         335           4
Vermont                                  602       74.44          360         356           4
North Dakota                             628       77.78          352         349           3
--------------------------------------------------------------------------------------------------
Total:                                   652       68.15%         337         333           4
--------------------------------------------------------------------------------------------------


18. Gross Margin

----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Geographic Distribution                Loans           Balance           Balance      Coupon
----------------------------------------------------------------------------------------------
1.001 - 1.500                             1            $135,591.03        0.01%        5.99%
2.501 - 3.000                            21           4,986,415.96        0.39        4.816
3.001 - 3.500                           584          96,307,587.04        7.55        5.516
3.501 - 4.000                         1,443         239,125,723.49       18.75        5.858
4.001 - 4.500                         1,667         283,611,358.93       22.24         6.22
4.501 - 5.000                         1,219         189,768,364.47       14.88         6.56
5.001 - 5.500                           731         104,760,839.92        8.22        6.951
5.501 - 6.000                           566          75,353,031.19        5.91        7.379
6.001 - 6.500                           282          34,566,041.51        2.71        7.769
6.501 - 7.000                           698          82,739,626.26        6.49        8.355
7.001 - 7.500                           823          99,464,161.93         7.8        8.947
7.501 - 8.000                           409          49,663,824.28        3.89         9.37
8.001 - 8.500                           102          12,296,271.60        0.96        9.961
8.501 - 9.000                            16           1,580,983.14        0.12        9.874
9.001 - 9.500                             5             672,609.85        0.05        9.811
9.501 - 10.000                            3             191,604.52        0.02       10.744
----------------------------------------------------------------------------------------------
Total:                                8,570      $1,275,224,035.12      100.00%        6.83%
----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Geographic Distribution                  Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------------
1.001 - 1.500                             579       80.00%         360         357           3
2.501 - 3.000                             702       72.29          360         356           4
3.001 - 3.500                             680       74.27          360         356           4
3.501 - 4.000                             640       73.17          360         356           4
4.001 - 4.500                             616       73.28          360         356           4
4.501 - 5.000                             598       73.35          360         356           4
5.001 - 5.500                             574          71          360         356           4
5.501 - 6.000                             562       73.93          360         356           4
6.001 - 6.500                             557       69.74          360         356           4
6.501 - 7.000                             547       68.99          360         356           4
7.001 - 7.500                             538       72.49          360         356           4
7.501 - 8.000                             530       74.13          360         356           4
8.001 - 8.500                             528       74.88          360         356           4
8.501 - 9.000                             528       75.44          360         355           5
9.001 - 9.500                             533       76.13          360         358           2
9.501 - 10.000                            520       76.83          360         358           2
---------------------------------------------------------------------------------------------------
Total:                                    600       72.81%         360         356           4
---------------------------------------------------------------------------------------------------


19. Initial Cap

-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Initial Cap                            Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
2                                       48         $10,129,115.09        0.79%        7.18%
3                                    8,522       1,265,094,920.03       99.21        6.829
-------------------------------------------------------------------------------------------------
Total:                               8,570      $1,275,224,035.12      100.00%        6.83%
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Initial Cap                            Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
2                                      616       74.62%         360         356           4
3                                      600        72.8          360         356           4
-------------------------------------------------------------------------------------------------
Total:                                 600       72.81%         360         356           4
-------------------------------------------------------------------------------------------------


20. Periodic Cap

----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Periodic Cap                           Loans           Balance           Balance      Coupon
----------------------------------------------------------------------------------------------
1                                     8,522      $1,265,094,920.03       99.21%        6.83%
2                                        48          10,129,115.09        0.79        7.179
----------------------------------------------------------------------------------------------
Total:                                8,570      $1,275,224,035.12      100.00%        6.83%
----------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Periodic Cap                           Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
1                                       600       72.80%         360         356           4
2                                       616       74.62          360         356           4
-------------------------------------------------------------------------------------------------
Total:                                  600       72.81%         360         356           4
-------------------------------------------------------------------------------------------------


21. Maximum Rate

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Maximum Rate                           Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
9.001 - 9.500                            1            $151,311.20        0.01%        3.50%
9.501 - 10.000                           6           1,588,875.23        0.12        3.891
10.001 - 10.500                         51          10,775,050.74        0.84        4.368
10.501 - 11.000                        244          51,708,710.48        4.05        4.866
11.001 - 11.500                        640         125,262,313.64        9.82        5.353
11.501 - 12.000                      1,256         229,445,904.32       17.99         5.82
12.001 - 12.500                      1,366         225,278,694.05       17.67        6.309
12.501 - 13.000                      1,281         189,652,333.27       14.87        6.799
13.001 - 13.500                        887         116,945,865.25        9.17        7.311
13.501 - 14.000                        670          85,324,602.68        6.69        7.792
14.001 - 14.500                        561          63,137,113.39        4.95        8.322
14.501 - 15.000                        658          78,541,105.03        6.16         8.81
15.001 - 15.500                        384          43,758,309.97        3.43        9.328
15.501 - 16.000                        276          29,065,765.64        2.28        9.787
16.001 - 16.500                        141          13,407,022.38        1.05       10.282
16.501 - 17.000                        104           7,951,592.17        0.62       10.744
17.001 - 17.500                         35           2,601,321.76         0.2        11.22
17.501 - 18.000                          9             628,143.92        0.05        11.83
------------------------------------------------------------------------------------------------
Total:                               8,570      $1,275,224,035.12      100.00%        6.83%
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Maximum Rate                          Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
9.001 - 9.500                         691       80.00%         360         356           4
9.501 - 10.000                        696       72.39          360         356           4
10.001 - 10.500                       678       70.42          360         356           4
10.501 - 11.000                       647       72.37          360         356           4
11.001 - 11.500                       635       72.56          360         356           4
11.501 - 12.000                       626       73.42          360         356           4
12.001 - 12.500                       617       73.67          360         356           4
12.501 - 13.000                       603       73.18          360         356           4
13.001 - 13.500                       584       71.96          360         356           4
13.501 - 14.000                       569       71.41          360         356           4
14.001 - 14.500                       554       71.14          360         356           4
14.501 - 15.000                       541       72.22          360         356           4
15.001 - 15.500                       536        72.6          360         356           4
15.501 - 16.000                       536       73.16          360         356           4
16.001 - 16.500                       536       74.52          360         356           4
16.501 - 17.000                       525       74.34          360         356           4
17.001 - 17.500                       522       75.41          360         357           3
17.501 - 18.000                       519       75.56          360         357           3
------------------------------------------------------------------------------------------------
Total:                                600       72.81%         360         356           4
------------------------------------------------------------------------------------------------

22. Minimum Rate

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Minimum Rate                           Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
3.001 - 3.500                            1            $151,311.20        0.01%        3.50%
3.501 - 4.000                            6           1,588,875.23        0.12        3.891
4.001 - 4.500                           51          10,775,050.74        0.84        4.368
4.501 - 5.000                          244          51,708,710.48        4.05        4.866
5.001 - 5.500                          640         125,262,313.64        9.82        5.353
5.501 - 6.000                        1,256         229,445,904.32       17.99         5.82
6.001 - 6.500                        1,366         225,278,694.05       17.67        6.309
6.501 - 7.000                        1,282         189,875,773.77       14.89        6.799
7.001 - 7.500                          887         116,945,865.25        9.17        7.311
7.501 - 8.000                          669          85,101,162.18        6.67        7.794
8.001 - 8.500                          561          63,137,113.39        4.95        8.322
8.501 - 9.000                          658          78,541,105.03        6.16         8.81
9.001 - 9.500                          384          43,758,309.97        3.43        9.328
9.501 - 10.000                         276          29,065,765.64        2.28        9.787
10.001 - 10.500                        141          13,407,022.38        1.05       10.282
10.501 - 11.000                        104           7,951,592.17        0.62       10.744
11.001 - 11.500                         35           2,601,321.76         0.2        11.22
11.501 - 12.000                          9             628,143.92        0.05        11.83
------------------------------------------------------------------------------------------------
Total:                               8,570      $1,275,224,035.12      100.00%        6.83%
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Minimum Rate                          Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
3.001 - 3.500                         691       80.00%         360         356           4
3.501 - 4.000                         696       72.39          360         356           4
4.001 - 4.500                         678       70.42          360         356           4
4.501 - 5.000                         647       72.37          360         356           4
5.001 - 5.500                         635       72.56          360         356           4
5.501 - 6.000                         626       73.42          360         356           4
6.001 - 6.500                         617       73.67          360         356           4
6.501 - 7.000                         603       73.19          360         356           4
7.001 - 7.500                         584       71.96          360         356           4
7.501 - 8.000                         569       71.39          360         356           4
8.001 - 8.500                         554       71.14          360         356           4
8.501 - 9.000                         541       72.22          360         356           4
9.001 - 9.500                         536        72.6          360         356           4
9.501 - 10.000                        536       73.16          360         356           4
10.001 - 10.500                       536       74.52          360         356           4
10.501 - 11.000                       525       74.34          360         356           4
11.001 - 11.500                       522       75.41          360         357           3
11.501 - 12.000                       519       75.56          360         357           3
------------------------------------------------------------------------------------------------
Total:                                600       72.81%         360         356           4
------------------------------------------------------------------------------------------------


23. Next Rate Adjustment Date

----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by principal     Gross
Next Rate Adjustment Date              Loans           Balance           Balance      Coupon
----------------------------------------------------------------------------------------------
3/1/2005                                5            $930,689.15        0.07%        7.58%
4/1/2005                               10           1,510,335.15        0.12        8.362
5/1/2005                               15           3,728,615.37        0.29         6.86
6/1/2005                                6             907,819.75        0.07        6.729
7/1/2005                               11           2,932,139.89        0.23        6.925
8/1/2005                                3             490,781.57        0.04        7.576
9/1/2005                                2             201,918.87        0.02        8.016
10/1/2005                               2             326,941.10        0.03        7.096
11/1/2005                               3             650,192.25        0.05        7.224
12/1/2005                               6           1,064,392.54        0.08        7.821
1/1/2006                               85          11,267,218.64        0.88        7.466
2/1/2006                               26           3,894,932.93        0.31        6.829
3/1/2006                            1,279         176,575,729.34       13.85        6.917
4/1/2006                            1,653         242,449,004.22       19.01        6.781
5/1/2006                            1,601         240,013,663.93       18.82        6.763
6/1/2006                            1,491         231,108,774.18       18.12        6.756
7/1/2006                            1,770         267,691,347.84       20.99        6.963
8/1/2006                              218          30,064,319.69        2.36        7.197
12/1/2006                               1             150,312.98        0.01         5.95
1/1/2007                               12           1,925,219.07        0.15        7.034
2/1/2007                                1             150,494.64        0.01         9.75
3/1/2007                               62           8,811,937.83        0.69        6.605
4/1/2007                               69          10,974,348.43        0.86        6.133
4/15/2007                               1             163,875.56        0.01         4.35
5/1/2007                               62           9,847,529.51        0.77        6.405
6/1/2007                               80          11,780,936.57        0.92        6.438
7/1/2007                               85          13,509,739.57        1.06        6.197
8/1/2007                               11           2,100,824.55        0.16        6.461
----------------------------------------------------------------------------------------------
Total:                              8,570      $1,275,224,035.12      100.00%        6.83%
----------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Next Rate Adjustment Date             Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
3/1/2005                             569       73.44%         360         354           6
4/1/2005                             624       75.07          360         355           5
5/1/2005                             608       78.18          360         356           4
6/1/2005                             651       75.55          360         354           6
7/1/2005                             636       71.41          360         358           2
8/1/2005                             650       69.99          360         359           1
9/1/2005                             566       76.48          360         348          12
10/1/2005                            645       69.24          360         349          11
11/1/2005                            645       77.54          360         350          10
12/1/2005                            621       75.91          360         351           9
1/1/2006                             615       72.92          360         352           8
2/1/2006                             609       69.36          360         353           7
3/1/2006                             600       72.69          360         354           6
4/1/2006                             593       72.94          360         355           5
5/1/2006                             598       72.58          360         356           4
6/1/2006                             601       73.07          360         357           3
7/1/2006                             599       72.82          360         358           2
8/1/2006                             602       72.29          360         359           1
12/1/2006                            640          80          360         351           9
1/1/2007                             634       71.13          360         352           8
2/1/2007                             514       56.55          360         353           7
3/1/2007                             620       71.98          360         354           6
4/1/2007                             617       71.56          360         355           5
4/15/2007                            732       76.74          360         356           4
5/1/2007                             623       74.19          360         356           4
6/1/2007                             621       73.65          360         357           3
7/1/2007                             631       71.38          360         358           2
8/1/2007                             619       73.88          360         359           1
------------------------------------------------------------------------------------------------
Total:                               600       72.81%         360         356           4
------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                               Banc of America Securities [Logo]
              WFHET 2004-2

                          OCLTV
               0-25   25-50   50-75    75-100
  WAM(mos)      317    320     333      342
   WAC (%)     5.710  5.571   6.126    6.953

        WFHET 2004-2
        Fixed Rate Collateral


TIAA MI Breakdown                              Banc of America Securities [Logo]


--------------------------------------------------------------------------------
Loan Type                                 WA LTV          % Pool         FICO
Loans with MI                             87.30%          17.34%          641
Loans (LTV > 80, no MI)                   90.07%          0.25%           682
Loan not eligible for MI (LTV <= 80)      65.08%          82.41%          685
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

           WFHET 2004-2                        Banc of America Securities [Logo]
           Fixed Rate Collateral


     TIAA MI Breakdown


--------------------------------------------------------------------------------
Loan Type                                       WA LTV      % Pool     FICO
Loans with MI                                   87.30%      17.34%      641
Loans (LTV > 80, no MI)                         90.07%      0.25%       682
Loan not eligible for MI (LTV <= 80)            65.08%      82.41%      685
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the
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contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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Information contained in this material is current as of the date appearing on
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for the issuer in connection with the proposed transaction.

                WFHET 2004-2
            FRM California Loans


Selection Criteria: ;
Table of Contents

1. Mortgage Coupons
2. Combined Original LTV
3. Principal Balance
4. Original Term to Maturity
5. Remaining Term to Maturity
6. Credit Score
7. Credit Grade
8. Property Type
9. Occupancy Status
10. Documentation
11. Loan Purpose
12. Product Type
13. Lien Position
14. MI Coverage
15. MI Coverage %
16. Prepayment Penalty Term
17. Geographic Distribution
18. Gross Margin
19. Initial Cap
20. Periodic Cap
21. Maximum Rate
22. Minimum Rate
23. Next Rate Adjustment Date


1. Mortgage Coupons

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Mortgage Coupons                       Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
3.501 - 4.000                             2            $495,349.65        0.05%        3.95%
4.001 - 4.500                           442         127,880,345.63       13.66        4.462
4.501 - 5.000                           893         269,437,423.75       28.78        4.837
5.001 - 5.500                           748         239,738,591.10       25.61        5.303
5.501 - 6.000                           620         152,789,866.11       16.32        5.804
6.001 - 6.500                           342          72,720,343.36        7.77        6.302
6.501 - 7.000                           244          49,495,274.59        5.29        6.784
7.001 - 7.500                            80          12,987,853.40        1.39         7.29
7.501 - 8.000                            36           5,766,905.86        0.62        7.807
8.001 - 8.500                            16           2,046,801.35        0.22        8.326
8.501 - 9.000                            11           1,588,486.07        0.17        8.832
9.001 - 9.500                             5             480,834.09        0.05        9.292
9.501 - 10.000                            2             174,539.83        0.02        9.859
10.001 - 10.500                           1              77,901.03        0.01        10.25
10.501 - 11.000                           2             491,433.06        0.05       10.875
-----------------------------------------------------------------------------------------------
Total:                                3,444        $936,171,948.88      100.00%        5.35%
-----------------------------------------------------------------------------------------------



                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Mortgage Coupons                         Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
3.501 - 4.000                             722       54.70%         306         302           5
4.001 - 4.500                             755        51.8          318         314           3
4.501 - 5.000                             739       57.87          336         333           3
5.001 - 5.500                             727       63.87          342         339           3
5.501 - 6.000                             672        68.8          322         318           3
6.001 - 6.500                             638       70.27          314         311           4
6.501 - 7.000                             631       73.55          319         315           4
7.001 - 7.500                             619       74.96          311         308           4
7.501 - 8.000                             608       79.17          314         309           4
8.001 - 8.500                             571       65.25          333         329           4
8.501 - 9.000                             548       62.86          305         301           4
9.001 - 9.500                             580       75.76          290         286           4
9.501 - 10.000                            541       61.75          360         354           6
10.001 - 10.500                           556          52          360         357           3
10.501 - 11.000                           604       76.95          360         357           3
------------------------------------------------------------------------------------------------
Total:                                    710       62.56%         330         326           3
-------------------------------------------------------------------------------------------------


2. Combined Original LTV

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Combined Original LTV                  Loans           Balance           Balance      Coupon
----------------------------------------------------------------------------------------------
10.01 - 15.00                            10          $1,389,484.17        0.15%        5.27%
15.01 - 20.00                            17           3,914,160.10        0.42        5.032
20.01 - 25.00                            41           7,176,035.77        0.77        4.901
25.01 - 30.00                            56          11,238,040.28         1.2        5.022
30.01 - 35.00                            97          21,135,175.09        2.26        5.037
35.01 - 40.00                           137          34,341,584.69        3.67        5.032
40.01 - 45.00                           182          44,854,760.12        4.79        5.006
45.01 - 50.00                           247          69,046,526.77        7.38        5.009
50.01 - 55.00                           290          79,629,492.95        8.51        5.134
55.01 - 60.00                           338          96,519,559.75       10.31        5.165
60.01 - 65.00                           578         170,586,355.29       18.22        5.129
65.01 - 70.00                           365         102,669,342.49       10.97        5.429
70.01 - 75.00                           296          80,746,276.61        8.63        5.582
75.01 - 80.00                           536         151,549,889.64       16.19        5.698
80.01 - 85.00                           144          35,926,959.58        3.84        6.134
85.01 - 90.00                           102          23,768,302.95        2.54        6.585
90.01 - 95.00                             8           1,680,002.63        0.18        7.242
----------------------------------------------------------------------------------------------
Total:                                3,444        $936,171,948.88      100.00%        5.35%
----------------------------------------------------------------------------------------------




                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Combined Original LTV                   Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
10.01 - 15.00                            732       13.15%         346         343           3
15.01 - 20.00                            766       18.21          343         340           3
20.01 - 25.00                            746       22.55          307         303           3
25.01 - 30.00                            739       27.67          316         313           3
30.01 - 35.00                            737       32.85          312         309           3
35.01 - 40.00                            744        37.6          332         329           3
40.01 - 45.00                            734       42.71          327         324           3
45.01 - 50.00                            736       47.72          331         328           3
50.01 - 55.00                            725       52.85          329         326           3
55.01 - 60.00                            719       57.81          329         325           3
60.01 - 65.00                            718       63.16          336         333           3
65.01 - 70.00                            701        68.4          337         334           3
70.01 - 75.00                            691        73.4          331         328           4
75.01 - 80.00                            688       79.16          323         320           3
80.01 - 85.00                            662       84.06          326         322           4
85.01 - 90.00                            666       89.44          318         314           4
90.01 - 95.00                            660       94.41          320         316           4
----------------------------------------------------------------------------------------------
Total:                                   710       62.56%         330         326           3
----------------------------------------------------------------------------------------------


3. Principal Balance

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Principal Balance                      Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
less than 50,000.00                      17            $679,941.79        0.07%        6.88%
50,000.01 - 75,000.00                    43           2,800,465.33         0.3        6.676
75,000.01 - 100,000.00                  122          10,992,249.75        1.17        6.389
100,000.01 - 125,000.00                 138          15,554,466.56        1.66        6.272
125,000.01 - 150,000.00                 212          29,895,512.05        3.19        5.861
150,000.01 - 175,000.00                 244          39,772,406.93        4.25        5.845
175,000.01 - 200,000.00                 315          59,541,913.32        6.36        5.628
200,000.01 - 225,000.00                 282          59,998,583.91        6.41        5.504
225,000.01 - 250,000.00                 286          68,437,216.24        7.31        5.365
250,000.01 - 275,000.00                 253          66,344,446.22        7.09         5.37
275,000.01 - 300,000.00                 271          78,184,104.68        8.35        5.164
300,000.01 - 325,000.00                 201          62,951,748.08        6.72        5.153
325,000.01 - 350,000.00                 212          71,601,063.45        7.65        5.072
350,000.01 - 375,000.00                 173          62,804,455.64        6.71        5.173
375,000.01 - 400,000.00                 322         126,174,454.39       13.48        5.048
400,000.01 - 425,000.00                  33          13,686,068.00        1.46        5.386
425,000.01 - 450,000.00                  68          29,969,021.72         3.2        5.409
450,000.01 - 475,000.00                  38          17,599,622.05        1.88        5.473
475,000.01 - 500,000.00                  63          30,917,041.72         3.3        5.359
500,000.01 - 525,000.00                  40          20,499,206.86        2.19        5.387
525,000.01 - 550,000.00                  20          10,791,930.04        1.15        5.447
550,000.01 - 575,000.00                  18          10,071,765.94        1.08        5.402
575,000.01 - 600,000.00                  35          20,670,793.20        2.21        5.153
600,000.01 - 625,000.00                   8           4,892,065.83        0.52        5.407
625,000.01 - 650,000.00                   8           5,120,716.20        0.55        5.647
650,000.01 - 675,000.00                   4           2,642,417.64        0.28        5.496
675,000.01 - 700,000.00                   5           3,452,074.88        0.37        5.352
700,000.01 - 725,000.00                   2           1,431,403.95        0.15        5.188
725,000.01 - 750,000.00                   4           2,963,909.60        0.32         5.72
750,000.01 - 775,000.00                   1             764,642.38        0.08         5.25
775,000.01 - 800,000.00                   5           3,978,239.98        0.42        5.184
975,000.01 - 1,000,000.00                 1             988,000.55        0.11         5.25
------------------------------------------------------------------------------------------------
Total:                                3,444        $936,171,948.88      100.00%        5.35%
------------------------------------------------------------------------------------------------



                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Principal Balance                        Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
less than 50,000.00                       640       40.91%         299         295           4
50,000.01 - 75,000.00                     645       47.84          298         294           4
75,000.01 - 100,000.00                    633       57.64          287         283           4
100,000.01 - 125,000.00                   647       59.96          299         295           4
125,000.01 - 150,000.00                   669       59.24          316         313           4
150,000.01 - 175,000.00                   666       62.32          312         309           3
175,000.01 - 200,000.00                   680       61.23          326         323           3
200,000.01 - 225,000.00                   696       62.22          323         320           3
225,000.01 - 250,000.00                   701        62.4          325         322           3
250,000.01 - 275,000.00                   703       64.68          336         332           3
275,000.01 - 300,000.00                   715       61.65          332         329           3
300,000.01 - 325,000.00                   720       62.85          339         336           3
325,000.01 - 350,000.00                   723       62.02          331         328           3
350,000.01 - 375,000.00                   724       64.94          334         330           3
375,000.01 - 400,000.00                   733       61.23          330         327           3
400,000.01 - 425,000.00                   718       65.38          354         351           4
425,000.01 - 450,000.00                   729       63.57          345         342           3
450,000.01 - 475,000.00                   727       66.89          341         338           4
475,000.01 - 500,000.00                   729       65.97          338         335           3
500,000.01 - 525,000.00                   723       65.04          320         316           3
525,000.01 - 550,000.00                   717       64.89          333         330           3
550,000.01 - 575,000.00                   728       65.09          310         306           4
575,000.01 - 600,000.00                   744       59.31          324         321           3
600,000.01 - 625,000.00                   738       63.91          360         357           3
625,000.01 - 650,000.00                   696       72.74          360         356           4
650,000.01 - 675,000.00                   732       62.02          315         311           4
675,000.01 - 700,000.00                   739       61.64          324         320           3
700,000.01 - 725,000.00                   758       56.64          360         355           5
725,000.01 - 750,000.00                   742       66.85          360         355           5
750,000.01 - 775,000.00                   685       45.03          360         354           6
775,000.01 - 800,000.00                   765       62.63          360         358           2
975,000.01 - 1,000,000.00                 728          75          360         355           5
-----------------------------------------------------------------------------------------------
Total:                                    710       62.56%         330         326           3
-----------------------------------------------------------------------------------------------


4. Original Term to Maturity

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Original Term to Maturity              Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
121 - 180                               653        $155,314,875.81       16.59%        5.44%
181 - 240                                14           3,876,793.66        0.41         5.39
241 - 300                                 2             545,259.28        0.06        5.404
301 - 360                             2,775         776,435,020.13       82.94        5.335
------------------------------------------------------------------------------------------------
Total:                                3,444        $936,171,948.88      100.00%        5.35%
------------------------------------------------------------------------------------------------




                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Original Term to Maturity               Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
121 - 180                                689       62.74%         180         177           3
181 - 240                                735       57.91          240         236           4
241 - 300                                770       47.05          300         298           2
301 - 360                                714       62.56          360         357           3
----------------------------------------------------------------------------------------------
Total:                                   710       62.56%         330         326           3
----------------------------------------------------------------------------------------------

5. Remaining Term to Maturity

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Remaining Term to Maturity             Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
171 - 175                              137         $29,091,945.47        3.11%        6.04%
176 - 180                              516         126,222,930.34       13.48        5.301
231 - 235                                2             499,437.12        0.05        6.319
236 - 240                               12           3,377,356.54        0.36        5.253
296 - 300                                2             545,259.28        0.06        5.404
341 - 345                                1              97,565.59        0.01         6.35
351 - 355                              460         115,161,505.08        12.3        5.868
356 - 360                            2,314         661,175,949.46       70.63        5.243
-----------------------------------------------------------------------------------------------
Total:                               3,444        $936,171,948.88      100.00%        5.35%
-----------------------------------------------------------------------------------------------



                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Remaining Term to Maturity               Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
171 - 175                                649       68.06%         180         174           6
176 - 180                                698       61.51          180         177           3
231 - 235                                709       77.72          240         233           7
236 - 240                                739       54.98          240         236           4
296 - 300                                770       47.05          300         298           2
341 - 345                                643       67.35          360         345          15
351 - 355                                680       68.38          360         355           5
356 - 360                                721       61.55          360         357           3
-----------------------------------------------------------------------------------------------
Total:                                   710       62.56%         330         326           3
-----------------------------------------------------------------------------------------------


6. Credit Score

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Credit Score                           Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
801 - 850                              106         $29,703,230.88        3.17%        4.81%
751 - 800                              914         291,228,205.79       31.11        4.959
701 - 750                              726         228,401,311.00        24.4        5.074
651 - 700                              772         196,873,017.90       21.03        5.492
601 - 650                              609         130,521,221.57       13.94        6.088
551 - 600                              281          54,224,881.26        5.79        6.456
501 - 550                               34           5,014,636.71        0.54        7.572
0                                        2             205,443.77        0.02        6.931
------------------------------------------------------------------------------------------------
Total:                               3,444        $936,171,948.88      100.00%        5.35%
------------------------------------------------------------------------------------------------



                                                      W.A.         W.A.        W.A.
                                          W.A.      Combined     Original    Remaining     W.A.
                                         Credit     Original      Term to     Term to      Loan
Credit Score                              Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
801 - 850                                 807       50.28%         325         322           3
751 - 800                                 774        56.7          340         337           3
701 - 750                                 726       62.47          334         330           3
651 - 700                                 677       67.78          328         325           3
601 - 650                                 629       69.43          310         307           4
551 - 600                                 581       65.72          311         307           4
501 - 550                                 541       62.39          316         312           4
0                                           0       66.46          360         357           3
------------------------------------------------------------------------------------------------
Total:                                    710       62.56%         330         326           3
------------------------------------------------------------------------------------------------


7. Credit Grade

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Credit Grade                           Loans           Balance           Balance      Coupon
----------------------------------------------------------------------------------------------
Y1                                        3            $308,238.12        0.03%        8.86%
Y2                                       15           1,980,401.27        0.21         9.07
Y3                                       38           6,404,611.60        0.68        7.105
Y4                                      197          36,400,262.99        3.89        6.257
Y5                                      113          22,526,303.05        2.41        6.522
Y6                                      187          37,467,840.63           4        6.312
Y7                                      247          54,156,466.30        5.78        6.016
Y8                                      299          67,699,552.38        7.23        5.901
Y9                                    2,345         709,228,272.54       75.76        5.088
----------------------------------------------------------------------------------------------
Total:                                3,444        $936,171,948.88      100.00%        5.35%
----------------------------------------------------------------------------------------------



                                                       W.A.         W.A.        W.A.
                                           W.A.      Combined     Original    Remaining     W.A.
                                          Credit     Original      Term to     Term to      Loan
Credit Grade                               Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
Y1                                          515       58.12%         289         285           4
Y2                                          563       59.45          313         309           4
Y3                                          554       63.44          325         321           4
Y4                                          591       64.74          302         298           4
Y5                                          590       67.45          322         319           4
Y6                                          611       69.03          310         306           4
Y7                                          634       69.64          309         306           4
Y8                                          654       69.51          319         315           4
Y9                                          739       60.76          335         332           3
-------------------------------------------------------------------------------------------------
Total:                                      710       62.56%         330         326           3
-------------------------------------------------------------------------------------------------


8. Property Type

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Property Type                          Loans           Balance           Balance      Coupon
---------------------------------------------------------------------------------------------
Single Family                         3,111        $845,444,437.48       90.31%        5.35%
Condominium                             184          44,601,194.83        4.76         5.39
Planned Unit Development                 64          23,673,229.85        2.53        5.108
Two- to Four Family                      82          21,719,260.80        2.32        5.814
Manufactured Housing                      3             733,825.92        0.08        6.322
---------------------------------------------------------------------------------------------
Total:                                3,444        $936,171,948.88      100.00%        5.35%
---------------------------------------------------------------------------------------------



                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Property Type                           Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
Single Family                            710       62.52%         329         326           3
Condominium                              712       65.77          323         320           3
Planned Unit Development                 750       58.81          353         349           3
Two- to Four Family                      673       61.39          329         325           4
Manufactured Housing                     615       74.97          360         354           6
----------------------------------------------------------------------------------------------
Total:                                   710       62.56%         330         326           3
----------------------------------------------------------------------------------------------


9. Occupancy Status

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Occupancy Status                       Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
Primary Home                          3,338        $917,120,433.37       97.96%        5.34%
Investment                               85          14,278,275.33        1.53        6.201
Second Home                              21           4,773,240.18        0.51        5.685
-----------------------------------------------------------------------------------------------
Total:                                3,444        $936,171,948.88      100.00%        5.35%
-----------------------------------------------------------------------------------------------



                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Occupancy Status                         Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
Primary Home                              711       62.58%         330         326           3
Investment                                683       59.62          330         327           3
Second Home                               732       67.45          333         330           3
-----------------------------------------------------------------------------------------------
Total:                                    710       62.56%         330         326           3
-----------------------------------------------------------------------------------------------


10. Documentation

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Documentation                          Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
Full Documentation(*)                3,399        $927,124,883.83       99.03%        5.34%
Stated Income, Stated Asset             45           9,047,065.05        0.97        6.549
-----------------------------------------------------------------------------------------------
Total:                               3,444        $936,171,948.88      100.00%        5.35%
-----------------------------------------------------------------------------------------------


                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Documentation                            Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
Full Documentation(*)                    711       62.51%         330         327           3
Stated Income, Stated Asset              664       67.91          294         288           6
-----------------------------------------------------------------------------------------------
Total:                                   710       62.56%         330         326           3
-----------------------------------------------------------------------------------------------



(*)Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.



11. Loan Purpose

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Loan Purpose                           Loans           Balance           Balance      Coupon
---------------------------------------------------------------------------------------------
Cash Out Refinance                   2,443        $631,456,344.08       67.45%        5.43%
Rate/Term Refinance                    724         220,144,332.60       23.52        5.031
Purchase                               277          84,571,272.20        9.03        5.613
---------------------------------------------------------------------------------------------
Total:                               3,444        $936,171,948.88      100.00%        5.35%
---------------------------------------------------------------------------------------------



                                             W.A.         W.A.        W.A.
                                 W.A.      Combined     Original    Remaining     W.A.
                                Credit     Original      Term to     Term to      Loan
Loan Purpose                     Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------
Cash Out Refinance               700       63.33%         328         324           3
Rate/Term Refinance              738       56.61          336         333           3
Purchase                         719       72.32          328         325           3
---------------------------------------------------------------------------------------
Total:                           710       62.56%         330         326           3
---------------------------------------------------------------------------------------


12. Product Type

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Product Type                           Loans           Balance           Balance      Coupon
----------------------------------------------------------------------------------------------
Fixed Rate                           3,060        $832,418,946.31       88.92%        5.33%
Fixed Rate (Balloon)                   384         103,753,002.57       11.08         5.51
----------------------------------------------------------------------------------------------
Total:                               3,444        $936,171,948.88      100.00%        5.35%
----------------------------------------------------------------------------------------------




                                                 W.A.         W.A.        W.A.
                                     W.A.      Combined     Original    Remaining     W.A.
                                    Credit     Original      Term to     Term to      Loan
Product Type                         Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------
Fixed Rate                           713       62.06%         348         345           3
Fixed Rate (Balloon)                 686       66.58          180         177           3
-------------------------------------------------------------------------------------------
Total:                               710       62.56%         330         326           3
-------------------------------------------------------------------------------------------

13. Lien Position

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Lien Position                          Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
1                                    3,444        $936,171,948.88      100.00%        5.35%
------------------------------------------------------------------------------------------------
Total:                               3,444        $936,171,948.88      100.00%        5.35%
------------------------------------------------------------------------------------------------



                                                      W.A.         W.A.        W.A.
                                          W.A.      Combined     Original    Remaining     W.A.
                                         Credit     Original      Term to     Term to      Loan
Lien Position                             Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
1                                         710       62.56%         330         326           3
------------------------------------------------------------------------------------------------
Total:                                    710       62.56%         330         326           3
------------------------------------------------------------------------------------------------


14. MI Coverage

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
MI Coverage                            Loans           Balance           Balance      Coupon
----------------------------------------------------------------------------------------------
Amerin Guarantee                        50         $12,149,031.74        1.30%        6.40%
MGIC                                    47          10,864,960.76        1.16        6.418
Not Insured                          3,192         875,501,975.53       93.52        5.284
Premium Priced (PP)                      1             298,592.85        0.03         5.17
PMI                                     42          10,277,042.40         1.1        6.093
Republic                                67          16,011,453.97        1.71         6.37
United Guaranty                         45          11,068,891.63        1.18         6.43
----------------------------------------------------------------------------------------------
Total:                               3,444        $936,171,948.88      100.00%        5.35%
----------------------------------------------------------------------------------------------



                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
MI Coverage                            Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
Amerin Guarantee                       672       87.09%         327         324           3
MGIC                                   660       86.94          327         324           3
Not Insured                            714       60.91          330         327           3
Premium Priced (PP)                    727       93.75          360         356           4
PMI                                    675       85.67          310         306           4
Republic                               652       86.08          322         317           5
United Guaranty                        664       86.62          329         326           3
---------------------------------------------------------------------------------------------
Total:                                 710       62.56%         330         326           3
---------------------------------------------------------------------------------------------


15. MI Coverage %

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
MI Coverage %                          Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
0                                     3,193        $875,800,568.38       93.55%        5.28%
6                                       142          35,221,667.77        3.76        6.135
12                                      102          23,768,302.95        2.54        6.585
16                                        7           1,381,409.78        0.15         7.69
------------------------------------------------------------------------------------------------
Total:                                3,444        $936,171,948.88      100.00%        5.35%
------------------------------------------------------------------------------------------------



                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
MI Coverage %                           Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
0                                        714       60.92%         330         327           3
6                                        663       84.15          327         323           4
12                                       666       89.44          318         314           4
16                                       645       94.56          311         308           4
----------------------------------------------------------------------------------------------
Total:                                   710       62.56%         330         326           3
----------------------------------------------------------------------------------------------


16. Prepayment Penalty Term

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Prepayment Penalty Term                Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
0                                        71         $24,238,575.86        2.59%        5.54%
12                                       84          35,391,958.04        3.78        5.303
24                                       31           7,206,427.61        0.77        6.557
36                                    3,257         868,616,900.97       92.78         5.34
60                                        1             718,086.40        0.08         5.25
------------------------------------------------------------------------------------------------
Total:                                3,444        $936,171,948.88      100.00%        5.35%
------------------------------------------------------------------------------------------------



                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Prepayment Penalty Term                  Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
0                                         712       63.64%         331         327           4
12                                        746       63.56          359         356           4
24                                        655       66.28          303         299           4
36                                        709       62.47          329         325           3
60                                        761       48.33          360         353           7
------------------------------------------------------------------------------------------------
Total:                                    710       62.56%         330         326           3
------------------------------------------------------------------------------------------------


17. Geographic Distribution

                                                                         Percent
                                       Number                           of Loans
                                         of           Aggregate            by          W.A.
                                      Mortgage        Principal         Principal      Gross
Geographic Distribution                Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
California                            3,444        $936,171,948.88      100.00%        5.35%
-------------------------------------------------------------------------------------------------
Total:                                3,444        $936,171,948.88      100.00%        5.35%
-------------------------------------------------------------------------------------------------



                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Geographic Distribution               Score        LTV       Maturity    Maturity       Age
--------------------------------------------------------------------------------------------
California                             710       62.56%         330         326           3
--------------------------------------------------------------------------------------------
Total:                                 710       62.56%         330         326           3
--------------------------------------------------------------------------------------------


18. Gross Margin



19. Initial Cap



20. Periodic Cap



21. Maximum Rate



22. Minimum Rate



23. Next Rate Adjustment Date


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Mortgage Coupons                       Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
3.501 - 4.000                             5          $1,067,669.46        0.04%       3.944%
4.001 - 4.500                           503         142,174,415.35        5.92        4.456
4.501 - 5.000                         1,370         378,909,384.35       15.78        4.848
5.001 - 5.500                         1,739         450,096,521.62       18.74        5.320
5.501 - 6.000                         2,300         456,199,488.85       19.00        5.820
6.001 - 6.500                         1,991         320,076,612.57       13.33        6.326
6.501 - 7.000                         2,028         294,437,490.60       12.26        6.804
7.001 - 7.500                         1,268         143,248,032.87        5.97        7.314
7.501 - 8.000                           971         103,366,560.81        4.30        7.793
8.001 - 8.500                           550          48,150,193.78        2.01        8.305
8.501 - 9.000                           418          32,702,986.83        1.36        8.786
9.001 - 9.500                           196          12,112,944.04        0.50        9.290
9.501 - 10.000                          153           9,691,355.77        0.40        9.787
10.001 - 10.500                          79           4,438,637.43        0.18       10.302
10.501 - 11.000                          57           3,292,424.58        0.14       10.782
11.001 - 11.500                          20             900,423.33        0.04       11.323
11.501 - 12.000                          10             383,860.24        0.02       11.827
12.001 - 12.500                           3             136,989.68        0.01       12.158
------------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Mortgage Coupons                      Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
3.501 - 4.000                          730       48.21%         239         235           4
4.001 - 4.500                          754       52.23          313         310           3
4.501 - 5.000                          738       58.57          327         324           3
5.001 - 5.500                          721       65.31          333         329           3
5.501 - 6.000                          677       71.07          319         315           3
6.001 - 6.500                          642       73.37          316         312           4
6.501 - 7.000                          628       76.48          316         312           4
7.001 - 7.500                          617       77.90          318         314           4
7.501 - 8.000                          607       79.61          316         312           4
8.001 - 8.500                          593       79.73          318         315           4
8.501 - 9.000                          582       80.23          319         315           4
9.001 - 9.500                          569       77.69          316         312           4
9.501 - 10.000                         560       75.51          311         307           4
10.001 - 10.500                        545       74.90          302         299           4
10.501 - 11.000                        546       72.03          308         305           4
11.001 - 11.500                        535       70.78          310         306           4
11.501 - 12.000                        526       66.44          325         321           4
12.001 - 12.500                        523       59.08          360         357           3
---------------------------------------------------------------------------------------------
Total:                                 678       68.99%         321         318           3
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Combined Original LTV                  Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
5.01 - 10.00                             2             $59,824.94        0.00%       8.452%
10.01 - 15.00                           23           2,318,181.96        0.10        5.646
15.01 - 20.00                           39           5,188,735.90        0.22        5.368
20.01 - 25.00                           83          10,164,985.05        0.42        5.346
25.01 - 30.00                          137          20,000,501.43        0.83        5.379
30.01 - 35.00                          189          31,413,130.25        1.31        5.281
35.01 - 40.00                          290          53,107,130.08        2.21        5.336
40.01 - 45.00                          403          72,548,356.81        3.02        5.365
45.01 - 50.00                          564         111,013,247.09        4.62        5.324
50.01 - 55.00                          660         134,663,682.60        5.61        5.402
55.01 - 60.00                          815         168,411,051.78        7.01        5.481
60.01 - 65.00                        1,411         303,132,776.79       12.62        5.471
65.01 - 70.00                        1,375         249,681,706.43       10.40        5.914
70.01 - 75.00                        1,485         252,180,297.12       10.50        6.106
75.01 - 80.00                        3,209         565,143,717.35       23.53        6.169
80.01 - 85.00                        1,427         210,465,127.30        8.76        6.807
85.01 - 90.00                        1,222         175,567,018.96        7.31        7.072
90.01 - 95.00                          298          32,820,183.50        1.37        7.723
95.01 - 100.00                          29           3,506,336.82        0.15        7.073
-----------------------------------------------------------------------------------------------
Total:                              13,661      $2,401,385,992.16      100.00%       5.995%
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                       W.A.         W.A.        W.A.
                                           W.A.      Combined     Original    Remaining     W.A.
                                          Credit     Original      Term to     Term to      Loan
Combined Original LTV                      Score        LTV       Maturity    Maturity       Age
--------------------------------------------------------------------------------------------------
5.01 - 10.00                               542        8.02%         360         357           3
10.01 - 15.00                              717       12.85          322         319           3
15.01 - 20.00                              746       18.16          323         320           3
20.01 - 25.00                              719       22.71          302         299           3
25.01 - 30.00                              719       27.69          308         305           3
30.01 - 35.00                              724       32.79          303         300           3
35.01 - 40.00                              722       37.63          316         313           3
40.01 - 45.00                              711       42.74          319         316           3
45.01 - 50.00                              716       47.77          321         318           3
50.01 - 55.00                              705       52.79          318         314           3
55.01 - 60.00                              698       57.78          323         320           3
60.01 - 65.00                              696       63.16          330         326           3
65.01 - 70.00                              674       68.52          327         323           3
70.01 - 75.00                              663       73.60          324         320           4
75.01 - 80.00                              669       79.27          319         315           4
80.01 - 85.00                              634       84.26          319         315           4
85.01 - 90.00                              648       89.44          315         311           4
90.01 - 95.00                              651       94.55          320         316           4
95.01 - 100.00                             702       99.32          357         353           4
--------------------------------------------------------------------------------------------------
Total:                                     678       68.99%         321         318           3
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Principal Balance                      Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
less than 50,000.00                  1,326         $49,485,719.70        2.06%       7.870%
50,000.01 - 75,000.00                1,491          93,266,053.12        3.88        7.342
75,000.01 - 100,000.00               1,482         130,026,049.65        5.41        7.014
100,000.01 - 125,000.00              1,293         145,151,701.42        6.04        6.739
125,000.01 - 150,000.00              1,212         167,835,520.78        6.99        6.487
150,000.01 - 175,000.00              1,206         195,839,306.49        8.16        6.241
175,000.01 - 200,000.00              1,113         209,338,800.51        8.72        6.049
200,000.01 - 225,000.00                814         173,215,481.11        7.21        5.938
225,000.01 - 250,000.00                697         166,171,350.30        6.92        5.779
250,000.01 - 275,000.00                535         140,424,897.04        5.85        5.677
275,000.01 - 300,000.00                505         145,517,114.58        6.06        5.534
300,000.01 - 325,000.00                362         113,181,535.95        4.71        5.504
325,000.01 - 350,000.00                354         119,300,911.39        4.97        5.347
350,000.01 - 375,000.00                289         104,830,391.59        4.37        5.461
375,000.01 - 400,000.00                461         180,514,726.72        7.52        5.226
400,000.01 - 425,000.00                 58          24,046,875.46        1.00        5.680
425,000.01 - 450,000.00                 89          39,156,629.36        1.63        5.540
450,000.01 - 475,000.00                 60          27,701,181.02        1.15        5.624
475,000.01 - 500,000.00                 86          42,201,968.86        1.76        5.546
500,000.01 - 525,000.00                 61          31,346,509.32        1.31        5.543
525,000.01 - 550,000.00                 30          16,198,932.42        0.67        5.668
550,000.01 - 575,000.00                 28          15,660,320.93        0.65        5.493
575,000.01 - 600,000.00                 48          28,360,115.41        1.18        5.399
600,000.01 - 625,000.00                 12           7,334,648.51        0.31        5.770
625,000.01 - 650,000.00                 12           7,670,655.44        0.32        5.687
650,000.01 - 675,000.00                  6           3,951,974.85        0.16        5.725
675,000.01 - 700,000.00                  6           4,142,694.37        0.17        5.356
-----------------------------------------------------------------------------------------------
Continued
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Principal Balance                      Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
less than 50,000.00                    607       68.05%         280         276           4
50,000.01 - 75,000.00                  622       73.24          299         296           4
75,000.01 - 100,000.00                 630       72.60          306         302           4
100,000.01 - 125,000.00                642       72.86          309         305           4
125,000.01 - 150,000.00                653       71.42          315         311           4
150,000.01 - 175,000.00                657       71.16          316         312           3
175,000.01 - 200,000.00                664       69.55          321         317           3
200,000.01 - 225,000.00                673       69.45          322         319           3
225,000.01 - 250,000.00                684       68.58          326         323           3
250,000.01 - 275,000.00                689       69.13          331         328           3
275,000.01 - 300,000.00                695       67.22          331         328           3
300,000.01 - 325,000.00                700       67.65          331         327           3
325,000.01 - 350,000.00                711       66.07          327         324           3
350,000.01 - 375,000.00                704       68.71          325         322           3
375,000.01 - 400,000.00                721       63.85          330         327           3
400,000.01 - 425,000.00                705       68.17          348         344           4
425,000.01 - 450,000.00                720       66.63          330         327           3
450,000.01 - 475,000.00                712       68.61          339         336           3
475,000.01 - 500,000.00                714       67.52          331         328           3
500,000.01 - 525,000.00                709       67.91          313         309           3
525,000.01 - 550,000.00                709       67.80          336         333           3
550,000.01 - 575,000.00                723       68.15          309         305           4
575,000.01 - 600,000.00                723       59.34          326         323           4
600,000.01 - 625,000.00                712       66.81          360         357           3
625,000.01 - 650,000.00                692       70.80          330         327           3
650,000.01 - 675,000.00                717       64.66          270         266           4
675,000.01 - 700,000.00                730       63.87          330         326           3
----------------------------------------------------------------------------------------------
Continued
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

-----------------------------------------------------------------------------------------------
....continued
-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Principal Balance                      Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
700,000.01 - 725,000.00                   3           2,150,129.96        0.09        5.668
725,000.01 - 750,000.00                   9           6,674,652.14        0.28        5.764
750,000.01 - 775,000.00                   2           1,530,647.48        0.06        6.001
775,000.01 - 800,000.00                   8           6,367,519.85        0.27        5.349
875,000.01 - 900,000.00                   1             895,839.87        0.04        5.375
900,000.01 - 925,000.00                   1             907,136.01        0.04        5.750
975,000.01 - 1,000,000.00                 1             988,000.55        0.04        5.250
-----------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
....continued
----------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Principal Balance                      Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
700,000.01 - 725,000.00                 714       64.45          360         356           4
725,000.01 - 750,000.00                 740       64.48          340         336           4
750,000.01 - 775,000.00                 680       62.53          360         356           4
775,000.01 - 800,000.00                 748       62.96          360         358           2
875,000.01 - 900,000.00                 697       78.61          360         357           3
900,000.01 - 925,000.00                 636       70.00          360         357           3
975,000.01 - 1,000,000.00               728       75.00          360         355           5
----------------------------------------------------------------------------------------------
Total:                                  678       68.99%         321         318           3
----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Original Term to Maturity              Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
<= 60                                     1             $32,704.15        0.00%       6.990%
61 - 120                                 31           2,410,522.90        0.10        6.099
121 - 180                             3,449         497,142,559.87       20.70        6.095
181 - 240                               129          21,510,073.35        0.90        5.872
241 - 300                                38           6,520,269.28        0.27        5.993
301 - 360                            10,013       1,873,769,862.61       78.03        5.970
-----------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Original Term to Maturity              Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
<= 60                                   721       70.00%          60          54           6
61 - 120                                703       53.70          120         115           5
121 - 180                               663       69.21          180         177           3
181 - 240                               687       65.85          240         236           4
241 - 300                               687       66.52          300         296           4
301 - 360                               682       69.00          360         357           3
-----------------------------------------------------------------------------------------------
Total:                                  678       68.99%         321         318           3
-----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Remaining Term to Maturity             Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
51 - 55                                  1             $32,704.15        0.00%       6.990%
111 - 115                               17           1,229,130.94        0.05        6.325
116 - 120                               14           1,181,391.96        0.05        5.864
156 - 160                                1              33,494.06        0.00        7.240
161 - 165                                1              58,730.22        0.00        7.020
166 - 170                                1             212,541.66        0.01        5.375
171 - 175                            1,039         123,983,789.67        5.16        6.524
176 - 180                            2,407         372,854,004.26       15.53        5.952
231 - 235                               46           7,152,390.30        0.30        5.988
236 - 240                               83          14,357,683.05        0.60        5.815
291 - 295                               17           2,803,362.44        0.12        6.361
296 - 300                               21           3,716,906.84        0.15        5.715
341 - 345                                1              97,565.59        0.00        6.350
346 - 350                                4             515,596.19        0.02        6.544
351 - 355                            2,599         405,144,038.40       16.87        6.477
356 - 360                            7,409       1,468,012,662.43       61.13        5.830
-------------------------------------------------------------------------------------------------
Total:                              13,661      $2,401,385,992.16      100.00%       5.995%
-------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Remaining Term to Maturity             Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
51 - 55                                721       70.00%          60          54           6
111 - 115                              663       55.59          120         114           6
116 - 120                              745       51.73          120         116           4
156 - 160                              517       33.96          180         158          22
161 - 165                              591       80.00          180         163          17
166 - 170                              798       37.72          180         170          10
171 - 175                              638       72.95          180         174           6
176 - 180                              671       67.99          180         177           3
231 - 235                              670       65.50          240         234           6
236 - 240                              695       66.02          240         237           3
291 - 295                              681       72.84          300         294           6
296 - 300                              692       61.76          300         297           3
341 - 345                              643       67.35          360         345          15
346 - 350                              620       76.85          360         349          11
351 - 355                              650       72.75          360         354           6
356 - 360                              690       67.96          360         357           3
----------------------------------------------------------------------------------------------
Total:                                 678       68.99%         321         318           3
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Credit Score                           Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
801 - 850                               171         $41,572,591.05        1.73%       4.978%
751 - 800                             1,761         460,026,234.40       19.16        5.114
701 - 750                             1,782         425,928,902.80       17.74        5.336
651 - 700                             2,929         541,064,755.93       22.53        5.897
601 - 650                             3,644         543,356,253.18       22.63        6.549
551 - 600                             2,752         340,042,968.22       14.16        7.047
501 - 550                               593          48,123,830.14        2.00        8.469
451 - 500                                 2              53,499.83        0.00       10.283
= 0                                      27           1,216,956.61        0.05        9.158
-----------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Credit Score                            Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
801 - 850                                806       53.84%         327         324           3
751 - 800                                774       60.02          334         331           3
701 - 750                                725       66.39          327         324           3
651 - 700                                675       71.92          320         316           3
601 - 650                                627       74.69          312         308           4
551 - 600                                578       72.59          316         312           4
501 - 550                                537       68.31          308         304           4
451 - 500                                500       46.58          180         174           6
= 0                                        0       65.84          336         332           4
-----------------------------------------------------------------------------------------------
Total:                                   678       68.99%         321         318           3
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

--------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Credit Grade                           Loans           Balance           Balance      Coupon
--------------------------------------------------------------------------------------------------
Y1                                       79          $4,571,229.57        0.19%      10.128%
Y2                                      315          22,280,720.84        0.93        9.272
Y3                                      554          53,491,253.22        2.23        7.783
Y4                                    1,896         237,176,467.28        9.88        6.894
Y5                                      945         122,292,350.33        5.09        6.988
Y6                                    1,257         173,033,173.81        7.21        6.781
Y7                                    1,464         227,878,715.75        9.49        6.460
Y8                                    1,339         224,063,315.04        9.33        6.246
Y9                                    5,812       1,336,598,766.32       55.66        5.382
--------------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
--------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Credit Grade                          Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
Y1                                     512       62.41%         283         278           4
Y2                                     545       67.66          304         300           4
Y3                                     553       69.36          319         315           4
Y4                                     587       71.95          315         311           4
Y5                                     590       73.66          316         312           4
Y6                                     612       74.36          310         306           4
Y7                                     633       75.02          310         307           4
Y8                                     653       74.50          315         311           4
Y9                                     730       65.43          328         324           3
---------------------------------------------------------------------------------------------
Total:                                 678       68.99%         321         318           3
---------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Property Type                          Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
Single Family                        12,511      $2,179,228,998.03       90.75%       6.003%
Two- to Four Family                     523          96,726,677.55        4.03        6.214
Condominium                             443          78,683,650.76        3.28        5.830
Planned Unit Development                139          42,685,974.41        1.78        5.352
Manufactured Housing                     44           3,903,803.16        0.16        7.020
Townhouse                                 1             156,888.25        0.01        4.625
-----------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Property Type                          Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
Single Family                           677       69.20%         320         317           3
Two- to Four Family                     661       66.64          332         328           4
Condominium                             689       68.52          322         319           3
Planned Unit Development                735       64.16          342         338           3
Manufactured Housing                    634       72.21          308         303           6
Townhouse                               694       72.73          180         175           5
----------------------------------------------------------------------------------------------
Total:                                  678       68.99%         321         318           3
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Occupancy Status                       Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Primary Home                         13,017      $2,335,738,547.27       97.27%       5.977%
Investment                              544          49,190,463.96        2.05        6.807
Second Home                             100          16,456,980.93        0.69        6.251
------------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Occupancy Status                         Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
Primary Home                              678       69.08%         322         318           3
Investment                                665       66.29          308         305           4
Second Home                               690       65.49          317         313           3
-------------------------------------------------------------------------------------------------
Total:                                    678       68.99%         321         318           3
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Documentation                          Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Full Documentation(*)                13,452      $2,369,327,469.87       98.66%       5.984%
Stated Income, Stated Asset             209          32,058,522.29        1.34        6.815
------------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Documentation                         Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
Full Documentation(*)                  678       68.98%         321         318           3
Stated Income, Stated Asset            658       70.09          306         300           6
---------------------------------------------------------------------------------------------
Total:                                 678       68.99%         321         318           3
---------------------------------------------------------------------------------------------

(*)Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.



-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Loan Purpose                           Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Cash Out Refinance                    9,570      $1,639,680,797.34       68.28%       6.058%
Rate/Term Refinance                   2,204         441,667,910.78       18.39        5.618
Purchase                              1,887         320,037,284.04       13.33        6.198
------------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Loan Purpose                           Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
Cash Out Refinance                      667       68.73%         320         316           4
Rate/Term Refinance                     704       64.26          325         322           3
Purchase                                696       76.87          322         319           3
----------------------------------------------------------------------------------------------
Total:                                  678       68.99%         321         318           3
----------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Product Type                           Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Fixed Rate                           12,253      $2,128,428,302.51       88.63%       5.988%
Fixed Rate (Balloon)                  1,408         272,957,689.65       11.37        6.056
------------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Product Type                            Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
Fixed Rate                               679       68.48%         339         336           3
Fixed Rate (Balloon)                     667       72.99          180         177           3
-----------------------------------------------------------------------------------------------
Total:                                   678       68.99%         321         318           3
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Lien Position                          Loans           Balance           Balance      Coupon
--------------------------------------------------------------------------------------------------
1                                    13,661      $2,401,385,992.16      100.00%       5.995%
--------------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Lien Position                          Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
1                                       678       68.99%         321         318           3
------------------------------------------------------------------------------------------------
Total:                                  678       68.99%         321         318           3
------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
MI Coverage                            Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
Amerin Guarantee                        581         $86,601,283.03        3.61%       6.909%
MGIC                                    425          60,240,063.23        2.51        7.054
Not Insured                          10,694       1,980,716,167.39       82.48        5.783
Premium Priced (PP)                      27           4,317,377.73        0.18        6.420
PMI                                     480          68,017,077.67        2.83        6.939
Republic                                942         125,615,620.73        5.23        7.062
United Guaranty                         512          75,878,402.38        3.16        7.014
-----------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
-----------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
MI Coverage                           Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
Amerin Guarantee                       651       87.52%         323         320           3
MGIC                                   638       87.39          323         319           4
Not Insured                            685       65.09          322         319           3
Premium Priced (PP)                    690       94.02          335         331           4
PMI                                    644       86.87          323         319           3
Republic                               635       87.32          311         306           5
United Guaranty                        641       87.32          313         310           3
---------------------------------------------------------------------------------------------
Total:                                 678       68.99%         321         318           3
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
MI Coverage %                          Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
 0.00                               10,721      $1,985,033,545.12       82.66%       5.785%
 6.00                                1,421         209,502,128.61        8.72        6.812
12.00                                1,222         175,222,830.08        7.30        7.072
16.00                                  268          28,121,151.53        1.17        7.943
35.00                                   29           3,506,336.82        0.15        7.073
------------------------------------------------------------------------------------------------
Total:                              13,661      $2,401,385,992.16      100.00%       5.995%
------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
MI Coverage %                           Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
 0.00                                   685       65.15%         322         319           3
 6.00                                   634       84.30          319         315           4
12.00                                   649       89.46          315         312           4
16.00                                   645       94.69          317         314           4
35.00                                   702       99.32          357         353           4
----------------------------------------------------------------------------------------------
Total:                                  678       68.99%         321         318           3
----------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Prepayment Penalty Term                Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
 0                                     3,298        $476,626,018.00       19.85%       6.527%
12                                       904         198,594,401.98        8.27        5.634
24                                       189          30,159,778.84        1.26        6.694
36                                     9,204       1,690,588,969.15       70.40        5.872
60                                        66           5,416,824.19        0.23        7.157
-------------------------------------------------------------------------------------------------
Total:                                13,661      $2,401,385,992.16      100.00%       5.995%
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                                 W.A.         W.A.        W.A.
                                     W.A.      Combined     Original    Remaining     W.A.
                                    Credit     Original      Term to     Term to      Loan
Prepayment Penalty Term              Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------
 0                                     652       72.70%       318         314           4
12                                     693       65.15        338         335           4
24                                     651       74.14        310         307           4
36                                     684       68.29        321         317           3
60                                     643       74.56        305         298           6
-------------------------------------------------------------------------------------------
Total:                                 678       68.99%       321         318           3
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Geographic Distribution                Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
California                             3,444        $936,171,948.88       38.98%       5.353%
New York                                 901         180,608,511.63        7.52        5.824
New Jersey                               808         155,874,534.83        6.49        6.336
Maryland                                 509          96,267,809.49        4.01        6.265
Virginia                                 493          86,122,142.02        3.59        6.170
Florida                                  606          83,966,976.96        3.50        6.607
Texas                                    768          77,990,085.79        3.25        6.981
Pennsylvania                             570          70,794,290.70        2.95        6.361
Minnesota                                348          59,452,474.91        2.48        6.185
Ohio                                     454          49,063,070.67        2.04        6.417
Illinois                                 313          49,051,229.43        2.04        6.355
Colorado                                 250          47,811,994.94        1.99        6.087
Arizona                                  254          38,666,243.10        1.61        6.427
Missouri                                 315          34,307,476.02        1.43        6.492
Massachusetts                            153          32,481,698.48        1.35        5.893
Washington                               168          31,329,266.68        1.30        6.169
Wisconsin                                249          28,475,478.69        1.19        6.694
Nevada                                   142          27,281,721.65        1.14        6.583
Georgia                                  216          26,590,202.41        1.11        6.859
Louisiana                                228          21,912,325.70        0.91        7.019
Connecticut                               97          19,608,102.24        0.82        5.791
Michigan                                 175          19,389,314.11        0.81        6.595
Oregon                                    96          17,877,407.46        0.74        6.583
Tennessee                                189          17,847,154.75        0.74        6.950
Indiana                                  194          17,482,474.52        0.73        6.691
North Carolina                           154          17,155,043.17        0.71        6.975
South Carolina                           152          13,647,414.41        0.57        7.371
-----------------------------------------------------------------------------------------------
Continued
-----------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Geographic Distribution                  Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
California                                 710       62.56%         330         326         3
New York                                   673       65.58          329         325         4
New Jersey                                 649       70.69          327         323         4
Maryland                                   658       71.85          318         315         3
Virginia                                   671       72.28          311         307         3
Florida                                    636       74.96          318         315         4
Texas                                      651       75.36          303         299         3
Pennsylvania                               655       73.98          323         319         3
Minnesota                                  670       73.72          300         296         3
Ohio                                       658       78.24          304         300         4
Illinois                                   663       75.40          316         313         4
Colorado                                   682       73.70          292         289         3
Arizona                                    668       72.57          305         302         3
Missouri                                   659       75.27          312         309         3
Massachusetts                              684       68.00          350         346         3
Washington                                 670       74.69          302         298         3
Wisconsin                                  654       76.18          307         304         4
Nevada                                     642       76.24          331         328         3
Georgia                                    652       77.08          329         325         4
Louisiana                                  625       78.45          312         309         4
Connecticut                                686       68.69          337         334         4
Michigan                                   647       74.58          320         316         4
Oregon                                     662       76.40          264         260         4
Tennessee                                  642       79.49          319         315         4
Indiana                                    665       79.60          325         321         4
North Carolina                             642       76.67          338         334         4
South Carolina                             617       78.85          303         299         4
------------------------------------------------------------------------------------------------
Continued
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

------------------------------------------------------------------------------------------------
....continued
------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Geographic Distribution                Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Alabama                                 173          13,545,410.74        0.56        7.280
Iowa                                    141          11,813,387.14        0.49        7.144
Mississippi                             159          11,443,294.24        0.48        7.396
Hawaii                                   43          11,065,619.22        0.46        6.093
Oklahoma                                132          10,656,771.62        0.44        7.012
District of Columbia                     59           9,947,307.22        0.41        6.396
Utah                                     54           7,867,910.03        0.33        6.776
Rhode Island                             41           7,643,447.94        0.32        6.016
Idaho                                    63           6,010,700.39        0.25        6.891
Wyoming                                  49           5,879,536.80        0.24        7.073
Arkansas                                 78           5,406,881.53        0.23        7.415
Kentucky                                 53           5,372,844.81        0.22        6.700
Nebraska                                 68           5,230,961.48        0.22        7.573
New Hampshire                            28           4,598,641.85        0.19        6.544
Delaware                                 32           4,591,506.56        0.19        6.532
Kansas                                   52           4,516,156.94        0.19        7.075
Montana                                  36           3,817,634.09        0.16        6.906
West Virginia                            50           3,486,730.72        0.15        7.428
New Mexico                               35           3,460,515.59        0.14        7.143
Maine                                    17           2,640,189.74        0.11        6.597
Alaska                                   14           2,017,136.73        0.08        7.037
South Dakota                             23           1,901,988.48        0.08        7.164
North Dakota                             12             715,112.70        0.03        7.757
Vermont                                   3             529,911.96        0.02        6.089
------------------------------------------------------------------------------------------------
Total:                               13,661      $2,401,385,992.16      100.00%       5.995%
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
....continued
---------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Geographic Distribution                 Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
Alabama                                  621       77.46          315         311           4
Iowa                                     639       78.35          305         301           4
Mississippi                              621       79.89          296         292           4
Hawaii                                   671       71.76          347         344           3
Oklahoma                                 635       77.16          315         311           3
District of Columbia                     634       66.90          314         311           3
Utah                                     648       74.26          253         249           4
Rhode Island                             659       71.30          339         336           3
Idaho                                    651       77.70          278         274           3
Wyoming                                  639       79.41          266         263           3
Arkansas                                 634       78.27          313         309           4
Kentucky                                 644       77.24          316         312           4
Nebraska                                 619       76.62          281         277           3
New Hampshire                            637       72.39          342         339           3
Delaware                                 658       77.04          309         305           3
Kansas                                   618       78.42          282         278           4
Montana                                  632       79.03          269         266           3
West Virginia                            610       73.94          319         315           4
New Mexico                               612       77.71          328         324           4
Maine                                    644       76.78          323         320           3
Alaska                                   631       74.25          329         325           4
South Dakota                             641       76.11          267         264           3
North Dakota                             629       78.99          304         301           3
Vermont                                  644       79.09          360         357           3
---------------------------------------------------------------------------------------------
Total:                                   678       68.99%         321         318           3
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    FRM Loans

================================================================================

Gross Margin


Initial Cap


Periodic Cap


Maximum Rate


Minimum Rate


Next Rate Adjustment Date




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Mortgage Coupons                       Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
3.001 - 3.500                             1            $151,311.20        0.01%       3.500%
3.501 - 4.000                             6           1,588,875.23        0.06        3.891
4.001 - 4.500                            51          10,775,050.74        0.43        4.368
4.501 - 5.000                           265          56,644,894.53        2.26        4.861
5.001 - 5.500                           734         146,360,472.24        5.84        5.354
5.501 - 6.000                         1,708         322,634,117.60       12.88        5.830
6.001 - 6.500                         2,184         377,938,618.18       15.09        6.323
6.501 - 7.000                         2,678         427,550,794.93       17.07        6.812
7.001 - 7.500                         2,272         329,405,327.87       13.15        7.315
7.501 - 8.000                         2,182         293,140,830.86       11.70        7.797
8.001 - 8.500                         1,540         178,181,053.84        7.11        8.311
8.501 - 9.000                         1,459         165,594,793.62        6.61        8.801
9.001 - 9.500                           820          87,537,808.64        3.49        9.320
9.501 - 10.000                          541          57,831,030.95        2.31        9.784
10.001 - 10.500                         265          26,492,785.23        1.06       10.310
10.501 - 11.000                         196          16,252,787.91        0.65       10.775
11.001 - 11.500                          75           5,824,111.70        0.23       11.283
11.501 - 12.000                          14           1,151,753.88        0.05       11.787
12.001 - 12.500                           2             198,810.13        0.01       12.250
------------------------------------------------------------------------------------------------
Total:                               16,993      $2,505,255,229.28      100.00%       7.121%
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Mortgage Coupons                      Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
3.001 - 3.500                          691       80.00%         360         356           4
3.501 - 4.000                          696       72.39          360         356           4
4.001 - 4.500                          678       70.42          360         356           4
4.501 - 5.000                          649       73.53          360         356           4
5.001 - 5.500                          637       74.56          360         356           4
5.501 - 6.000                          629       77.42          360         356           4
6.001 - 6.500                          621       79.40          360         356           4
6.501 - 7.000                          608       81.81          360         356           4
7.001 - 7.500                          598       83.32          360         356           4
7.501 - 8.000                          589       84.62          360         356           4
8.001 - 8.500                          577       83.43          360         356           4
8.501 - 9.000                          562       81.63          360         356           4
9.001 - 9.500                          552       80.45          360         356           4
9.501 - 10.000                         543       79.40          360         356           4
10.001 - 10.500                        541       79.64          360         356           4
10.501 - 11.000                        536       79.73          360         356           4
11.001 - 11.500                        540       80.67          360         356           4
11.501 - 12.000                        525       79.70          360         357           3
12.001 - 12.500                        535       85.00          360         358           2
---------------------------------------------------------------------------------------------
Total:                                 602       80.70%         360         356           4
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Combined Original LTV                  Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
5.01 - 10.00                              3            $164,862.09        0.01%       7.590%
10.01 - 15.00                             7             369,514.48        0.01        6.545
15.01 - 20.00                            16           1,007,580.75        0.04        7.474
20.01 - 25.00                            18           2,220,504.20        0.09        7.087
25.01 - 30.00                            34           2,460,650.06        0.10        7.407
30.01 - 35.00                            61           6,729,063.76        0.27        7.066
35.01 - 40.00                            74           8,498,322.36        0.34        6.687
40.01 - 45.00                           115          13,317,614.25        0.53        6.743
45.01 - 50.00                           167          22,355,114.66        0.89        6.827
50.01 - 55.00                           219          28,976,543.43        1.16        6.696
55.01 - 60.00                           369          50,832,044.51        2.03        6.847
60.01 - 65.00                           631          95,347,580.21        3.81        6.826
65.01 - 70.00                         1,072         152,113,231.56        6.07        6.914
70.01 - 75.00                         1,595         232,944,643.83        9.30        7.086
75.01 - 80.00                         4,156         651,805,339.48       26.02        6.725
80.01 - 85.00                         3,221         466,954,150.56       18.64        7.481
85.01 - 90.00                         3,372         516,469,325.19       20.62        7.227
90.01 - 95.00                         1,705         225,825,483.39        9.01        7.706
95.01 - 100.00                          158          26,863,660.51        1.07        7.614
-----------------------------------------------------------------------------------------------
Total:                               16,993      $2,505,255,229.28      100.00%       7.121%
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Combined Original LTV                   Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
5.01 - 10.00                             628        7.90%         360         357           3
10.01 - 15.00                            573       13.14          360         355           5
15.01 - 20.00                            573       18.96          360         356           4
20.01 - 25.00                            598       22.99          360         356           4
25.01 - 30.00                            582       27.46          360         356           4
30.01 - 35.00                            588       32.94          360         356           4
35.01 - 40.00                            597       37.54          360         357           3
40.01 - 45.00                            588       42.87          360         356           4
45.01 - 50.00                            589       47.96          360         356           4
50.01 - 55.00                            584       52.80          360         356           4
55.01 - 60.00                            582       57.84          360         356           4
60.01 - 65.00                            586       63.30          360         356           4
65.01 - 70.00                            587       68.72          360         356           4
70.01 - 75.00                            588       73.98          360         356           4
75.01 - 80.00                            612       79.49          360         356           4
80.01 - 85.00                            585       84.50          360         356           4
85.01 - 90.00                            612       89.68          360         356           4
90.01 - 95.00                            623       94.81          360         356           4
95.01 - 100.00                           653       99.05          360         357           3
-----------------------------------------------------------------------------------------------
Total:                                   602       80.70%         360         356           4
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Principal Balance                      Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
less than 50,000.00                   1,377         $52,139,314.22        2.08%       8.214%
50,000.01 - 75,000.00                 2,238         142,056,892.69        5.67        7.905
75,000.01 - 100,000.00                2,516         220,423,602.08        8.80        7.633
100,000.01 - 125,000.00               2,317         260,612,758.42       10.40        7.517
125,000.01 - 150,000.00               1,971         270,483,025.28       10.80        7.422
150,000.01 - 175,000.00               1,664         269,275,431.33       10.75        7.032
175,000.01 - 200,000.00               1,297         242,893,393.73        9.70        6.980
200,000.01 - 225,000.00                 843         178,836,980.57        7.14        6.949
225,000.01 - 250,000.00                 675         160,478,515.79        6.41        6.875
250,000.01 - 275,000.00                 490         128,535,595.77        5.13        6.761
275,000.01 - 300,000.00                 419         120,585,621.59        4.81        6.703
300,000.01 - 325,000.00                 316          98,761,241.08        3.94        6.654
325,000.01 - 350,000.00                 244          82,528,157.62        3.29        6.763
350,000.01 - 375,000.00                 152          55,062,011.86        2.20        6.584
375,000.01 - 400,000.00                 133          51,816,833.55        2.07        6.424
400,000.01 - 425,000.00                  53          21,899,745.37        0.87        6.487
425,000.01 - 450,000.00                  83          36,213,731.09        1.45        6.755
450,000.01 - 475,000.00                  41          18,970,803.50        0.76        6.724
475,000.01 - 500,000.00                  54          26,453,905.45        1.06        6.417
500,000.01 - 525,000.00                  24          12,372,796.99        0.49        6.800
525,000.01 - 550,000.00                  20          10,813,733.83        0.43        6.704
550,000.01 - 575,000.00                  11           6,190,550.08        0.25        6.297
575,000.01 - 600,000.00                  13           7,700,799.92        0.31        5.933
600,000.01 - 625,000.00                   4           2,460,885.35        0.10        5.339
625,000.01 - 650,000.00                   8           5,098,249.09        0.20        6.119
650,000.01 - 675,000.00                   4           2,658,063.69        0.11        6.302
675,000.01 - 700,000.00                   7           4,815,474.88        0.19        6.558
------------------------------------------------------------------------------------------------
Continued...
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Principal Balance                      Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
less than 50,000.00                     581       76.65%         360         356           4
50,000.01 - 75,000.00                   590       80.22          360         356           4
75,000.01 - 100,000.00                  593       80.72          360         356           4
100,000.01 - 125,000.00                 595       81.22          360         356           4
125,000.01 - 150,000.00                 596       80.95          360         356           4
150,000.01 - 175,000.00                 600       80.82          360         356           4
175,000.01 - 200,000.00                 599       80.77          360         356           4
200,000.01 - 225,000.00                 600       80.85          360         356           4
225,000.01 - 250,000.00                 606       80.90          360         356           4
250,000.01 - 275,000.00                 608       80.86          360         356           4
275,000.01 - 300,000.00                 608       80.74          360         356           4
300,000.01 - 325,000.00                 611       81.37          360         356           4
325,000.01 - 350,000.00                 611       80.92          360         356           4
350,000.01 - 375,000.00                 622       82.84          360         356           4
375,000.01 - 400,000.00                 615       80.71          360         356           4
400,000.01 - 425,000.00                 625       82.20          360         356           4
425,000.01 - 450,000.00                 626       82.26          360         356           4
450,000.01 - 475,000.00                 632       83.76          360         357           3
475,000.01 - 500,000.00                 618       81.14          360         357           3
500,000.01 - 525,000.00                 623       82.07          360         356           4
525,000.01 - 550,000.00                 623       78.02          360         357           3
550,000.01 - 575,000.00                 636       68.78          360         356           4
575,000.01 - 600,000.00                 624       73.39          360         356           4
600,000.01 - 625,000.00                 646       74.40          360         356           4
625,000.01 - 650,000.00                 659       77.44          360         357           3
650,000.01 - 675,000.00                 616       70.75          360         356           4
675,000.01 - 700,000.00                 636       77.24          360         357           3
----------------------------------------------------------------------------------------------
Continued...
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

....continued

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Principal Balance                      Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
700,000.01 - 725,000.00                    2           1,440,382.17        0.06        6.474
725,000.01 - 750,000.00                    1             748,964.31        0.03        7.875
750,000.01 - 775,000.00                    5           3,829,601.88        0.15        6.736
775,000.01 - 800,000.00                    7           5,569,555.62        0.22        6.350
800,000.01 - 825,000.00                    2           1,634,158.12        0.07        6.250
925,000.01 - 950,000.00                    1             938,336.72        0.04        6.625
950,000.01 - 975,000.00                    1             956,115.64        0.04        7.125
------------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Principal Balance                        Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
700,000.01 - 725,000.00                    698       77.50          360         357          3
725,000.01 - 750,000.00                    601       62.50          360         358          2
750,000.01 - 775,000.00                    604       73.03          360         357          3
775,000.01 - 800,000.00                    644       66.10          360         357          3
800,000.01 - 825,000.00                    653       70.65          360         358          2
925,000.01 - 950,000.00                    685       35.63          360         358          2
950,000.01 - 975,000.00                    616       64.00          360         355          5
------------------------------------------------------------------------------------------------
Total:                                     602       80.70%         360         356          4
------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Original Term to Maturity              Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
301 - 360                             16,993      $2,505,255,229.28      100.00%       7.121%
-----------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Original Term to Maturity               Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
301 - 360                                 602       80.70%         360         356          4
-----------------------------------------------------------------------------------------------
Total:                                    602       80.70%         360         356          4
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

--------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Remaining Term to Maturity             Loans           Balance           Balance      Coupon
--------------------------------------------------------------------------------------------------
341 - 345                                 2            $371,265.79        0.01%       7.210%
346 - 350                                 7           1,179,052.22        0.05        7.324
351 - 355                             6,045         866,584,606.06       34.59        7.103
356 - 360                            10,939       1,637,120,305.21       65.35        7.131
--------------------------------------------------------------------------------------------------
Total:                               16,993      $2,505,255,229.28      100.00%       7.121%
--------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Remaining Term to Maturity            Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
341 - 345                              718       80.00%         360         345          15
346 - 350                              631       75.06          360         349          11
351 - 355                              601       80.30          360         354           6
356 - 360                              603       80.92          360         357           3
---------------------------------------------------------------------------------------------
Total:                                 602       80.70%         360         356           4
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Credit Score                           Loans           Balance           Balance      Coupon
--------------------------------------------------------------------------------------------------
801 - 850                                 5            $586,250.61        0.02%       6.099%
751 - 800                               116          20,998,350.53        0.84        5.945
701 - 750                               396          68,238,945.50        2.72        6.037
651 - 700                             1,822         311,486,589.93       12.43        6.228
601 - 650                             5,020         797,782,371.15       31.84        6.782
551 - 600                             6,387         911,474,777.29       36.38        7.208
501 - 550                             3,110         384,488,005.24       15.35        8.551
451 - 500                                26           2,556,405.19        0.10        9.276
= 0                                     111           7,643,533.84        0.31        9.108
--------------------------------------------------------------------------------------------------
Total:                               16,993      $2,505,255,229.28      100.00%       7.121%
--------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Credit Score                            Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
801 - 850                                810       73.33%         360         357           3
751 - 800                                768       78.46          360         356           4
701 - 750                                719       81.07          360         356           4
651 - 700                                670       82.12          360         356           4
601 - 650                                623       82.83          360         356           4
551 - 600                                577       80.80          360         356           4
501 - 550                                533       75.21          360         356           4
451 - 500                                500       68.18          360         356           4
= 0                                        0       73.37          360         356           4
-----------------------------------------------------------------------------------------------
Total:                                   602       80.70%         360         356           4
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Credit Grade                           Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
Y1                                      527         $55,466,430.09        2.21%       9.323%
Y2                                    2,348         290,030,359.65       11.58        8.983
Y3                                    1,803         234,593,727.73        9.36        7.519
Y4                                    3,633         509,960,088.51       20.36        7.001
Y5                                    2,168         332,568,813.37       13.27        7.054
Y6                                    2,120         333,325,082.35       13.31        6.846
Y7                                    1,666         275,519,399.83       11.00        6.631
Y8                                    1,160         196,792,647.80        7.86        6.376
Y9                                    1,568         276,998,679.95       11.06        6.047
-------------------------------------------------------------------------------------------------
Total:                               16,993      $2,505,255,229.28      100.00%       7.121%
-------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Credit Grade                            Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
Y1                                       510       69.29%         360         356           4
Y2                                       546       75.82          360         356           4
Y3                                       553       75.86          360         356           4
Y4                                       585       80.17          360         356           4
Y5                                       590       83.48          360         356           4
Y6                                       611       83.14          360         356           4
Y7                                       632       83.39          360         356           4
Y8                                       650       83.94          360         356           4
Y9                                       693       81.94          360         356           4
-----------------------------------------------------------------------------------------------
Total:                                   602       80.70%         360         356           4
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Property Type                          Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
Single Family                        15,775      $2,307,720,115.18       92.12%       7.134%
Condominium                             696         107,502,999.22        4.29        6.939
Two- to Four Family                     465          83,637,704.41        3.34        6.994
Manufactured Housing                     42           3,459,505.49        0.14        7.218
Planned Unit Development                 15           2,934,904.98        0.12        7.363
-----------------------------------------------------------------------------------------------
Total:                               16,993      $2,505,255,229.28      100.00%       7.121%
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Property Type                            Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
Single Family                             601       80.94%         360         356           4
Condominium                               618       79.85          360         356           4
Two- to Four Family                       605       75.58          360         356           4
Manufactured Housing                      584       70.35          360         354           6
Planned Unit Development                  580       81.07          360         357           3
------------------------------------------------------------------------------------------------
Total:                                    602       80.70%         360         356           4
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Occupancy Status                       Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
Primary Home                          16,357      $2,436,375,135.72       97.25%       7.126%
Investment                               513          52,465,449.98        2.09        7.010
Second Home                              123          16,414,643.58        0.66        6.857
-------------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
-------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Occupancy Status                      Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
Primary Home                            602       80.98%         360         356           4
Investment                              625       69.93          360         356           4
Second Home                             619       73.34          360         356           4
---------------------------------------------------------------------------------------------
Total:                                  602       80.70%         360         356           4
---------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Documentation                          Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
Full Documentation(*)                 16,677      $2,449,555,571.01       97.78%       7.129%
Stated Income, Stated Asset              316          55,699,658.27        2.22        6.798
-------------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Documentation                         Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
Full Documentation(*)                   601       80.85%         360         356           4
Stated Income, Stated Asset             653       74.11          360         354           6
---------------------------------------------------------------------------------------------
Total:                                  602       80.70%         360         356           4
---------------------------------------------------------------------------------------------


(*) Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Loan Purpose                           Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
Cash Out Refinance                     9,568      $1,465,875,956.52       58.51%       7.077%
Purchase                               5,850         824,978,152.41       32.93        7.198
Rate/Term Refinance                    1,575         214,401,120.35        8.56        7.129
-----------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
-----------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                      W.A.         W.A.        W.A.
                                          W.A.      Combined     Original    Remaining     W.A.
                                         Credit     Original      Term to     Term to      Loan
Loan Purpose                              Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
Cash Out Refinance                          591       77.83%         360         356          4
Purchase                                    621       85.43          360         356          4
Rate/Term Refinance                         605       82.15          360         356          4
-------------------------------------------------------------------------------------------------
Total:                                      602       80.70%         360         356          4
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Product Type                           Loans           Balance           Balance      Coupon
--------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)            16,245      $2,387,610,660.38       95.30%       7.139%
3/27 ARM (Six-Month LIBOR)               644          97,069,194.67        3.87        6.623
1 Year ARM (One-Year CMT)                104          20,575,374.23        0.82        7.492
--------------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
--------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                   W.A.         W.A.        W.A.
                                       W.A.      Combined     Original    Remaining     W.A.
                                      Credit     Original      Term to     Term to      Loan
Product Type                           Score        LTV       Maturity    Maturity       Age
----------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)               601       80.77%         360         356           4
3/27 ARM (Six-Month LIBOR)               619       78.67          360         356           4
1 Year ARM (One-Year CMT)                610       82.13          360         356           4
----------------------------------------------------------------------------------------------
Total:                                   602       80.70%         360         356           4
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
Lien Position                          Loans           Balance           Balance      Coupon
--------------------------------------------------------------------------------------------------
1                                    16,993      $2,505,255,229.28      100.00%       7.121%
--------------------------------------------------------------------------------------------------
Total:                               16,993      $2,505,255,229.28      100.00%       7.121%
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Lien Position                            Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
1                                         602       80.70%         360         356           4
------------------------------------------------------------------------------------------------
Total:                                    602       80.70%         360         356           4
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

---------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
MI Coverage                            Loans           Balance           Balance      Coupon
---------------------------------------------------------------------------------------------------
Amerin Guarantee                       1,392        $210,464,132.15        8.40%       7.252%
MGIC                                   1,331         196,014,950.82        7.82        7.296
Not Insured                            8,555       1,272,555,045.64       50.80        6.830
Premium Priced (PP)                       15           2,668,989.48        0.11        7.581
PMI                                    1,439         211,919,886.48        8.46        7.502
Republic                               2,865         411,913,569.02       16.44        7.449
United Guaranty                        1,396         199,718,655.69        7.97        7.584
---------------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
---------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
MI Coverage                             Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
Amerin Guarantee                          614       89.71%         360         357           3
MGIC                                      610       88.89          360         356           4
Not Insured                               600       72.77          360         356           4
Premium Priced (PP)                       628       91.35          360         356           4
PMI                                       603       89.10          360         357           3
Republic                                  601       88.57          360         356           4
United Guaranty                           598       88.44          360         357           3
-----------------------------------------------------------------------------------------------
Total:                                    602       80.70%         360         356           4
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal       by Principal     Gross
MI Coverage %                          Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
 0.00                                  8,570      $1,275,224,035.12       50.90%       6.832%
 6.00                                  3,216         465,946,271.03       18.60        7.490
12.00                                  3,369         515,358,481.54       20.57        7.226
16.00                                  1,710         226,717,867.95        9.05        7.713
30.00                                      1             170,393.16        0.01        7.875
35.00                                    127          21,838,180.48        0.87        7.559
------------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
MI Coverage %                         Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
 0.00                                   600       72.81%         360         356           4
 6.00                                   584       84.54          360         356           4
12.00                                   612       89.71          360         356           4
16.00                                   623       94.86          360         356           4
30.00                                   646       90.48          360         355           5
35.00                                   660       99.94          360         357           3
---------------------------------------------------------------------------------------------
Total:                                  602       80.70%         360         356           4
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Prepayment Penalty Term                Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
0                                      3,553        $578,786,878.80       23.10%       7.329%
12                                        20           3,820,613.62        0.15        6.593
24                                    12,907       1,846,937,304.84       73.72        7.080
36                                       512          75,594,682.20        3.02        6.580
60                                         1             115,749.82        0.00        7.690
-----------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
-----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                  W.A.         W.A.        W.A.
                                      W.A.      Combined     Original    Remaining     W.A.
                                     Credit     Original      Term to     Term to      Loan
Prepayment Penalty Term               Score        LTV       Maturity    Maturity       Age
---------------------------------------------------------------------------------------------
0                                       603       79.29%         360         356           4
12                                      596       76.04          360         356           4
24                                      601       81.23          360         356           4
36                                      619       78.81          360         356           4
60                                      661      100.00          360         357           3
---------------------------------------------------------------------------------------------
Total:                                  602       80.70%         360         356           4
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

--------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Geographic Distribution                Loans           Balance           Balance      Coupon
--------------------------------------------------------------------------------------------------
California                             1,637        $393,305,541.39       15.70%       6.415%
Maryland                                 763         144,614,955.96        5.77        7.075
Illinois                               1,074         144,520,482.26        5.77        7.429
New Jersey                               702         137,342,791.81        5.48        7.200
Florida                                  815         118,987,885.57        4.75        7.190
Minnesota                                713         112,127,293.83        4.48        7.095
Virginia                                 578          95,743,691.09        3.82        7.080
New York                                 413          83,255,813.72        3.32        7.008
Missouri                                 757          79,037,501.71        3.15        7.536
Texas                                    772          78,114,716.77        3.12        7.749
Arizona                                  487          70,485,231.41        2.81        7.117
Colorado                                 378          68,681,201.26        2.74        6.653
Georgia                                  474          68,144,619.94        2.72        7.354
Pennsylvania                             545          64,683,446.36        2.58        7.274
Washington                               355          59,213,318.24        2.36        6.711
Michigan                                 490          57,008,284.85        2.28        7.405
Nevada                                   287          54,113,236.17        2.16        7.002
Ohio                                     517          53,666,887.55        2.14        7.441
Massachusetts                            221          48,636,805.25        1.94        6.877
Wisconsin                                431          48,311,824.50        1.93        7.564
North Carolina                           354          42,537,527.78        1.70        7.441
Iowa                                     423          37,781,603.25        1.51        7.818
Tennessee                                276          30,220,866.42        1.21        7.444
Indiana                                  344          29,965,762.84        1.20        7.902
Kansas                                   263          26,826,238.75        1.07        7.477
Louisiana                                243          26,806,161.68        1.07        7.647
South Carolina                           209          26,150,494.97        1.04        7.223
--------------------------------------------------------------------------------------------------
Continued
--------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Geographic Distribution                  Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
California                                 615       76.93%         360         356           4
Maryland                                   599       81.22          360         356           4
Illinois                                   601       82.32          360         356           4
New Jersey                                 588       76.09          360         356           4
Florida                                    600       81.70          360         356           4
Minnesota                                  598       79.63          360         356           4
Virginia                                   599       81.48          360         356           4
New York                                   594       76.19          360         356           4
Missouri                                   598       83.53          360         356           4
Texas                                      596       81.10          360         356           4
Arizona                                    606       83.08          360         356           4
Colorado                                   615       81.96          360         356           4
Georgia                                    597       84.06          360         356           4
Pennsylvania                               594       82.24          360         356           4
Washington                                 619       82.20          360         356           4
Michigan                                   595       82.14          360         356           4
Nevada                                     602       79.82          360         356           4
Ohio                                       595       84.10          360         356           4
Massachusetts                              598       75.64          360         356           4
Wisconsin                                  600       83.34          360         356           4
North Carolina                             602       83.12          360         356           4
Iowa                                       605       86.10          360         356           4
Tennessee                                  599       84.16          360         356           4
Indiana                                    590       83.47          360         356           4
Kansas                                     604       84.94          360         356           4
Louisiana                                  588       84.44          360         356           4
South Carolina                             599       84.09          360         356           4
------------------------------------------------------------------------------------------------
Continued
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

....continued
------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Geographic Distribution                Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
Oregon                                  126          20,784,835.02        0.83        6.819
District of Columbia                    110          20,673,653.25        0.83        6.778
Alaska                                  130          20,122,457.48        0.80        6.771
Mississippi                             206          20,010,115.25        0.80        7.847
Connecticut                             104          18,309,652.98        0.73        7.185
Nebraska                                177          17,914,074.71        0.72        7.728
Utah                                    118          17,518,618.65        0.70        7.122
Oklahoma                                193          16,987,951.78        0.68        7.578
New Mexico                              130          16,014,054.56        0.64        7.818
Arkansas                                167          15,664,026.80        0.63        7.642
Alabama                                 137          13,063,495.00        0.52        7.708
West Virginia                           127          12,615,647.23        0.50        7.830
Delaware                                 70          11,644,401.93        0.46        7.246
Idaho                                   121          11,514,974.62        0.46        7.431
Kentucky                                 94          10,959,551.38        0.44        7.136
Rhode Island                             51           9,110,434.66        0.36        6.762
Montana                                  78           8,867,756.66        0.35        7.061
New Hampshire                            52           8,782,403.53        0.35        7.055
Wyoming                                  80           8,613,394.15        0.34        6.984
South Dakota                             67           7,177,412.22        0.29        7.370
Hawaii                                   28           6,536,481.12        0.26        6.536
Maine                                    36           4,740,853.68        0.19        7.260
North Dakota                             52           4,701,920.14        0.19        7.882
Vermont                                  18           2,642,877.15        0.11        7.023
------------------------------------------------------------------------------------------------
Total:                               16,993      $2,505,255,229.28      100.00%       7.121%
------------------------------------------------------------------------------------------------


....continued
-----------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Geographic Distribution                 Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
Oregon                                   614       80.91          360         356           4
District of Columbia                     596       73.36          360         356           4
Alaska                                   609       81.47          360         356           4
Mississippi                              590       85.29          360         356           4
Connecticut                              592       78.98          360         356           4
Nebraska                                 614       82.73          360         356           4
Utah                                     620       82.83          360         356           4
Oklahoma                                 599       83.32          360         356           4
New Mexico                               604       79.97          360         356           4
Arkansas                                 594       85.27          360         356           4
Alabama                                  586       84.55          360         356           4
West Virginia                            588       84.34          360         356           4
Delaware                                 601       82.46          360         356           4
Idaho                                    609       82.96          360         356           4
Kentucky                                 608       83.24          360         356           4
Rhode Island                             593       76.58          360         356           4
Montana                                  610       80.09          360         356           4
New Hampshire                            601       81.16          360         356           4
Wyoming                                  629       85.17          360         356           4
South Dakota                             606       84.46          360         356           4
Hawaii                                   617       77.54          360         356           4
Maine                                    589       79.65          360         356           4
North Dakota                             609       85.90          360         357           3
Vermont                                  590       76.61          360         356           4
-----------------------------------------------------------------------------------------------
Total:                                   602       80.70%         360         356           4
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Gross Margin                           Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
1.001 - 1.500                              1            $135,591.03        0.01%       5.990%
1.501 - 2.000                              1             325,065.26        0.01        6.125
2.001 - 2.500                              1             233,755.68        0.01        5.750
2.501 - 3.000                             21           4,986,415.96        0.20        4.816
3.001 - 3.500                            588          96,704,442.77        3.86        5.519
3.501 - 4.000                          1,579         264,965,587.48       10.58        5.864
4.001 - 4.500                          2,301         395,995,460.98       15.81        6.226
4.501 - 5.000                          2,649         417,022,152.82       16.65        6.648
5.001 - 5.500                          2,620         396,993,610.83       15.85        7.108
5.501 - 6.000                          2,325         322,770,893.64       12.88        7.614
6.001 - 6.500                          1,778         224,908,894.65        8.98        7.975
6.501 - 7.000                            969         120,265,092.18        4.80        8.292
7.001 - 7.500                            884         106,913,964.10        4.27        8.921
7.501 - 8.000                            756          89,441,481.88        3.57        9.390
8.001 - 8.500                            434          52,837,132.36        2.11        9.738
8.501 - 9.000                             69           8,490,117.13        0.34       10.129
9.001 - 9.500                              9           1,442,666.60        0.06       10.050
9.501 - 10.000                             5             349,336.56        0.01       10.612
10.001 - 10.500                            3             473,567.37        0.02       10.341
-----------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Gross Margin                             Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
1.001 - 1.500                              579       80.00%         360         357           3
1.501 - 2.000                              632       87.32          360         358           2
2.001 - 2.500                              565       83.57          360         359           1
2.501 - 3.000                              702       72.29          360         356           4
3.001 - 3.500                              680       74.33          360         356           4
3.501 - 4.000                              642       74.31          360         356           4
4.001 - 4.500                              625       77.19          360         356           4
4.501 - 5.000                              613       81.61          360         356           4
5.001 - 5.500                              599       84.35          360         356           4
5.501 - 6.000                              591       87.44          360         356           4
6.001 - 6.500                              575       86.19          360         356           4
6.501 - 7.000                              556       75.11          360         356           4
7.001 - 7.500                              539       73.42          360         356           4
7.501 - 8.000                              537       78.91          360         356           4
8.001 - 8.500                              540       82.49          360         356           4
8.501 - 9.000                              541       83.02          360         356           4
9.001 - 9.500                              544       80.86          360         358           2
9.501 - 10.000                             526       79.81          360         357           3
10.001 - 10.500                            583       83.95          360         355           5
------------------------------------------------------------------------------------------------
Total:                                     602       80.70%         360         356           4
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Initial Cap                            Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
2.000                                    104         $20,575,374.23        0.82%       7.492%
3.000                                 16,889       2,484,679,855.05       99.18        7.118
-----------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
-----------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                      W.A.         W.A.        W.A.
                                          W.A.      Combined     Original    Remaining     W.A.
                                         Credit     Original      Term to     Term to      Loan
Initial Cap                               Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
2.000                                       610       82.13%         360         356           4
3.000                                       602       80.69          360         356           4
-------------------------------------------------------------------------------------------------
Total:                                      602       80.70%         360         356           4
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Periodic Cap                           Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
1.000                                 16,889      $2,484,679,855.05       99.18%       7.118%
2.000                                    104          20,575,374.23        0.82        7.492
-------------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Periodic Cap                             Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
1.000                                      602       80.69%         360         356           4
2.000                                      610       82.13          360         356           4
------------------------------------------------------------------------------------------------
Total:                                     602       80.70%         360         356           4
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

-----------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Maximum Rate                           Loans           Balance           Balance      Coupon
-----------------------------------------------------------------------------------------------
9.001 - 9.500                              1            $151,311.20        0.01%       3.500%
9.501 - 10.000                             6           1,588,875.23        0.06        3.891
10.001 - 10.500                           51          10,775,050.74        0.43        4.368
10.501 - 11.000                          265          56,644,894.53        2.26        4.861
11.001 - 11.500                          734         146,360,472.24        5.84        5.354
11.501 - 12.000                        1,708         322,634,117.60       12.88        5.830
12.001 - 12.500                        2,184         377,938,618.18       15.09        6.323
12.501 - 13.000                        2,676         427,160,801.05       17.05        6.812
13.001 - 13.500                        2,272         329,405,327.87       13.15        7.315
13.501 - 14.000                        2,184         293,530,824.74       11.72        7.796
14.001 - 14.500                        1,540         178,181,053.84        7.11        8.311
14.501 - 15.000                        1,459         165,594,793.62        6.61        8.801
15.001 - 15.500                          820          87,537,808.64        3.49        9.320
15.501 - 16.000                          541          57,831,030.95        2.31        9.784
16.001 - 16.500                          265          26,492,785.23        1.06       10.310
16.501 - 17.000                          196          16,252,787.91        0.65       10.775
17.001 - 17.500                           75           5,824,111.70        0.23       11.283
17.501 - 18.000                           14           1,151,753.88        0.05       11.787
18.001 - 18.500                            2             198,810.13        0.01       12.250
-----------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Maximum Rate                             Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
9.001 - 9.500                              691       80.00%         360         356           4
9.501 - 10.000                             696       72.39          360         356           4
10.001 - 10.500                            678       70.42          360         356           4
10.501 - 11.000                            649       73.53          360         356           4
11.001 - 11.500                            637       74.56          360         356           4
11.501 - 12.000                            629       77.42          360         356           4
12.001 - 12.500                            621       79.40          360         356           4
12.501 - 13.000                            608       81.81          360         356           4
13.001 - 13.500                            598       83.32          360         356           4
13.501 - 14.000                            589       84.61          360         356           4
14.001 - 14.500                            577       83.43          360         356           4
14.501 - 15.000                            562       81.63          360         356           4
15.001 - 15.500                            552       80.45          360         356           4
15.501 - 16.000                            543       79.40          360         356           4
16.001 - 16.500                            541       79.64          360         356           4
16.501 - 17.000                            536       79.73          360         356           4
17.001 - 17.500                            540       80.67          360         356           4
17.501 - 18.000                            525       79.70          360         357           3
18.001 - 18.500                            535       85.00          360         358           2
------------------------------------------------------------------------------------------------
Total:                                     602       80.70%         360         356           4
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Minimum Rate                           Loans           Balance           Balance      Coupon
------------------------------------------------------------------------------------------------
3.001 - 3.500                              1            $151,311.20        0.01%       3.500%
3.501 - 4.000                              6           1,588,875.23        0.06        3.891
4.001 - 4.500                             51          10,775,050.74        0.43        4.368
4.501 - 5.000                            265          56,644,894.53        2.26        4.861
5.001 - 5.500                            734         146,360,472.24        5.84        5.354
5.501 - 6.000                          1,708         322,634,117.60       12.88        5.830
6.001 - 6.500                          2,184         377,938,618.18       15.09        6.323
6.501 - 7.000                          2,678         427,550,794.93       17.07        6.812
7.001 - 7.500                          2,272         329,405,327.87       13.15        7.315
7.501 - 8.000                          2,182         293,140,830.86       11.70        7.797
8.001 - 8.500                          1,540         178,181,053.84        7.11        8.311
8.501 - 9.000                          1,459         165,594,793.62        6.61        8.801
9.001 - 9.500                            820          87,537,808.64        3.49        9.320
9.501 - 10.000                           541          57,831,030.95        2.31        9.784
10.001 - 10.500                          265          26,492,785.23        1.06       10.310
10.501 - 11.000                          196          16,252,787.91        0.65       10.775
11.001 - 11.500                           75           5,824,111.70        0.23       11.283
11.501 - 12.000                           14           1,151,753.88        0.05       11.787
12.001 - 12.500                            2             198,810.13        0.01       12.250
------------------------------------------------------------------------------------------------
Total:                                16,993      $2,505,255,229.28      100.00%       7.121%
------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                      W.A.         W.A.        W.A.
                                          W.A.      Combined     Original    Remaining     W.A.
                                         Credit     Original      Term to     Term to      Loan
Minimum Rate                              Score        LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------
3.001 - 3.500                               691       80.00%         360         356           4
3.501 - 4.000                               696       72.39          360         356           4
4.001 - 4.500                               678       70.42          360         356           4
4.501 - 5.000                               649       73.53          360         356           4
5.001 - 5.500                               637       74.56          360         356           4
5.501 - 6.000                               629       77.42          360         356           4
6.001 - 6.500                               621       79.40          360         356           4
6.501 - 7.000                               608       81.81          360         356           4
7.001 - 7.500                               598       83.32          360         356           4
7.501 - 8.000                               589       84.62          360         356           4
8.001 - 8.500                               577       83.43          360         356           4
8.501 - 9.000                               562       81.63          360         356           4
9.001 - 9.500                               552       80.45          360         356           4
9.501 - 10.000                              543       79.40          360         356           4
10.001 - 10.500                             541       79.64          360         356           4
10.501 - 11.000                             536       79.73          360         356           4
11.001 - 11.500                             540       80.67          360         356           4
11.501 - 12.000                             525       79.70          360         357           3
12.001 - 12.500                             535       85.00          360         358           2
-------------------------------------------------------------------------------------------------
Total:                                      602       80.70%         360         356           4
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

z-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Minimum Rate                           Loans           Balance           Balance      Coupon
--------------------------------------------------------------------------------------------------
2005-03-01                                12          $2,226,672.26        0.09%       7.594%
2005-04-01                                22           3,543,764.88        0.14        7.957
2005-05-01                                25           5,529,481.74        0.22        7.109
2005-06-01                                19           2,980,525.16        0.12        7.872
2005-07-01                                23           5,501,440.18        0.22        7.366
2005-08-01                                 5           1,164,755.80        0.05        7.241
2005-09-01                                 2             201,918.87        0.01        8.016
2005-10-01                                 2             326,941.10        0.01        7.096
2005-11-01                                 3             650,192.25        0.03        7.224
2005-12-01                                 9           1,449,330.78        0.06        7.928
2006-01-01                               150          19,842,348.10        0.79        7.725
2006-02-01                                58           8,512,650.31        0.34        7.315
2006-03-01                             2,329         328,227,501.48       13.10        7.159
2006-03-18                                 1              90,425.46        0.00        6.250
2006-04-01                             3,229         468,518,667.72       18.70        7.056
2006-05-01                             3,261         483,281,993.86       19.29        7.049
2006-06-01                             3,137         473,880,664.17       18.92        7.062
2006-07-01                             3,602         538,339,547.48       21.49        7.281
2006-08-01                               460          63,917,213.01        2.55        7.457
2006-12-01                                 2             268,414.32        0.01        6.412
2007-01-01                                19           2,811,141.23        0.11        7.171
2007-02-01                                 2             525,667.35        0.02        6.538
2007-03-01                                98          13,194,312.25        0.53        6.775
2007-04-01                               115          17,412,097.53        0.70        6.452
2007-04-15                                 1             163,875.56        0.01        4.350
2007-05-01                               113          16,904,571.82        0.67        6.562
2007-06-01                               131          19,659,925.29        0.78        6.537
--------------------------------------------------------------------------------------------------
Continued
--------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                    W.A.         W.A.        W.A.
                                        W.A.      Combined     Original    Remaining     W.A.
                                       Credit     Original      Term to     Term to      Loan
Minimum Rate                            Score        LTV       Maturity    Maturity       Age
-----------------------------------------------------------------------------------------------
2005-03-01                                586       83.28%         360         354           6
2005-04-01                                621       83.71          360         355           5
2005-05-01                                599       81.90          360         356           4
2005-06-01                                597       83.87          360         356           4
2005-07-01                                630       79.52          360         358           2
2005-08-01                                650       83.35          360         359           1
2005-09-01                                566       76.48          360         348          12
2005-10-01                                645       69.24          360         349          11
2005-11-01                                645       77.54          360         350          10
2005-12-01                                621       79.51          360         351           9
2006-01-01                                612       80.31          360         352           8
2006-02-01                                606       80.05          360         353           7
2006-03-01                                602       80.19          360         354           6
2006-03-18                                633       85.00          360         355           5
2006-04-01                                598       80.55          360         355           5
2006-05-01                                601       80.73          360         356           4
2006-06-01                                603       81.18          360         357           3
2006-07-01                                603       80.96          360         358           2
2006-08-01                                605       81.49          360         359           1
2006-12-01                                691       88.80          360         351           9
2007-01-01                                621       76.20          360         352           8
2007-02-01                                637       76.86          360         353           7
2007-03-01                                616       77.23          360         354           6
2007-04-01                                613       77.78          360         355           5
2007-04-15                                732       76.74          360         356           4
2007-05-01                                617       79.84          360         356           4
2007-06-01                                623       79.84          360         357           3
-----------------------------------------------------------------------------------------------
Continued
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                                  WFHET 2004-2
                                    ARM Loans

....continued

-------------------------------------------------------------------------------------------------
                                       Number                            Percent
                                         of           Aggregate         of Loans       W.A.
                                      Mortgage        Principal         by Principal   Gross
Next Rate Adjustment Date              Loans           Balance           Balance      Coupon
-------------------------------------------------------------------------------------------------
2007-07-01                              146          23,201,623.84        0.93        6.671
2007-08-01                               17           2,927,565.48        0.12        7.131
-------------------------------------------------------------------------------------------------
Total:                               16,993      $2,505,255,229.28      100.00%       7.121%
-------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                                     W.A.         W.A.        W.A.
                                         W.A.      Combined     Original    Remaining     W.A.
                                        Credit     Original      Term to     Term to      Loan
Next Rate Adjustment Date                Score        LTV       Maturity    Maturity       Age
------------------------------------------------------------------------------------------------
2007-07-01                                624       78.68          360         358           2
2007-08-01                                603       77.79          360         359           1
------------------------------------------------------------------------------------------------
Total:                                    602       80.70%         360         356           4
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Global Structured Finance

                                  WFHET 2004-2
                              Group 2&3 ARM Loans

================================================================================

----------------------------------------------
General Pool Characteristics
----------------------------------------------
Pool Size: $2,505,255,229.28
Loan Count: 16,993
Cutoff Date: 2004-09-01
Avg. Loan Balance: $147,428.66
Avg. Orig. Balance: $147,949.09
W.A. FICO: 602
W.A. Orig. CLTV: 80.70%
% over 80 CLTV: 49.34%
% over 90 CLTV: 10.09%
% over 95 CLTV: 1.07%
% over 100 CLTV: 0.00%
% w MI: 49.10%
% FREDDIE Conf: 87.10%
W.A. Gross Coupon: 7.121%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 356 months
W.A. Age: 4 months
% Second Lien: 0.00%
% Silent Second: 0.00%
% Section 32: 0.00%
% with Prepay Penalty: 76.90%
% Balloon: 0.00%
% ARM: 100.00%
W.A. Roll Term: 21 months
W.A. Margin: 5.310%
W.A. Initial Cap (ARMs): 2.992%
W.A. Periodic Cap (ARMs): 1.008%
W.A. Ceiling (ARMs): 13.122%
W.A. Floor (ARMs): 7.121%
Max. Zipcode Conc.: 0.23%
----------------------------------------------
* FICO not available for 111 loans, or
0.31% of the aggregate pool balance.
----------------------------------------------


----------------------------------------------
Cut-off Date Principal Balance        Percent
----------------------------------------------
50,000 or less                           2.08%
50,001 - 150,000                        35.67
150,001 - 250,000                       33.99
250,001 - 350,000                       17.18
350,001 - 450,000                        6.59
450,001 - 550,000                        2.74
550,001 - 650,000                        0.86
650,001 - 750,000                        0.39
750,001 - 850,000                        0.44
850,001 - 950,000                        0.04
950,001 - 1,050,000                      0.04
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
Total: $2,505,255,229.28
Average: $147,428.66
Lowest: $9,299.94
Highest: $956,115.64
----------------------------------------------


----------------------------------------------
Original Balance                      Percent
----------------------------------------------
50,000 or less                           2.07%
50,001 - 150,000                        35.40
150,001 - 250,000                       34.10
250,001 - 350,000                       17.25
350,001 - 450,000                        6.68
450,001 - 550,000                        2.69
550,001 - 650,000                        0.90
650,001 - 750,000                        0.39
750,001 - 850,000                        0.44
850,001 - 950,000                        0.04
950,001 - 1,050,000                      0.04
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
Total: $2,514,098,893.00
Average: $147,949.09
Lowest: $9,950.00
Highest: $960,000.00
----------------------------------------------


----------------------------------------------
Lien Position                         Percent
----------------------------------------------
1                                      100.00%
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


----------------------------------------------
Coupon                                Percent
----------------------------------------------
3.001 - 4.000                            0.07%
4.001 - 5.000                            2.69
5.001 - 6.000                           18.72
6.001 - 7.000                           32.15
7.001 - 8.000                           24.85
8.001 - 9.000                           13.72
9.001 - 10.000                           5.80
10.001 - 11.000                          1.71
11.001 - 12.000                          0.28
12.001 - 13.000                          0.01
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 7.121%
Lowest:  3.500%
Highest: 12.250%
----------------------------------------------


----------------------------------------------
Credit Score (where available)        Percent
----------------------------------------------
500 - 549                               14.94%
550 - 599                               36.12
600 - 649                               32.46
650 - 699                               12.79
700 - 749                                2.83
750 - 799                                0.84
800 - 849                                0.02
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 602
Lowest: 500
Highest: 819
----------------------------------------------


----------------------------------------------
Credit Grade                          Percent
----------------------------------------------
Y1                                       2.21%
Y2                                      11.58
Y3                                       9.36
Y4                                      20.36
Y5                                      13.27
Y6                                      13.31
Y7                                      11.00
Y8                                       7.86
Y9                                      11.06
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


----------------------------------------------
Product Type                          Percent
----------------------------------------------
1 Year ARM (One-Year CMT)                0.82%
2/28 ARM (Six-Month LIBOR)              95.30
3/27 ARM (Six-Month LIBOR)               3.87
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


----------------------------------------------
Index                                 Percent
----------------------------------------------
6ML                                     99.18%
1CMT                                     0.82
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


----------------------------------------------
Loan Purpose                          Percent
----------------------------------------------
C/O Refi                                58.51%
Purchase                                32.93
R/T Refi                                 8.56
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


----------------------------------------------
Property Type                         Percent
----------------------------------------------
Condominium                              4.29%
Manufactured Housing                     0.14
Planned Unit Development                 0.12
Single Family                           92.12
Two- to Four Family                      3.34
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


----------------------------------------------
State                                 Percent
----------------------------------------------
California                              15.70%
Maryland                                 5.77
Illinois                                 5.77
New Jersey                               5.48
Florida                                  4.75
Other                                   62.53
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


----------------------------------------------
Zip Code                              Percent
----------------------------------------------
95758                                    0.23%
20011                                    0.17
21122                                    0.16
60544                                    0.14
20002                                    0.14
Other                                   99.15
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


----------------------------------------------
Occupancy Status                      Percent
----------------------------------------------
Primary Home                            97.25%
Investment                               2.09
Second Home                              0.66
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


----------------------------------------------
Documentation                         Percent
----------------------------------------------
Full Documentation*                     97.78%
Stated Income, Stated Asset              2.22
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
*Includes Mortgage Loans with
respect to which borrower
income has been established
using the alternative methods
described under "The Seller
and the Underwriting
Guidelines - Underwriting
Guidelines.
----------------------------------------------


----------------------------------------------
Original Combined LTV                 Percent
----------------------------------------------
60.0 or less                             5.47%
60.1 - 70.0                              9.88
70.1 - 80.0                             35.32
80.1 - 85.0                             18.64
85.1 - 90.0                             20.62
90.1 - 95.0                              9.01
95.1 - 100.0                             1.07
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 80.70%
Lowest:   5.18%
Highest: 100.00%
----------------------------------------------


----------------------------------------------
Prepayment Penalty                    Percent
----------------------------------------------
0                                       23.10%
12                                       0.15
24                                      73.72
36                                       3.02
60                                       0.00
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.:  24.4 months
Lowest: 0 months
Highest: 60 months
----------------------------------------------


----------------------------------------------
Original Term                         Percent
----------------------------------------------
360                                    100.00%
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.:   360.0 months
Lowest:  360 months
Highest: 360 months
----------------------------------------------


----------------------------------------------
Remaining Term                        Percent
----------------------------------------------
343 - 348                                0.02%
349 - 354                               15.09
355 - 360                               84.89
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 356.2 months
Lowest: 344 months
Highest: 359 months
----------------------------------------------


----------------------------------------------
Cut-Off Loan Age                      Percent
----------------------------------------------
1 - 6                                   98.61%
7 - 12                                   1.38
13 - 18                                  0.01
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 3.8 months
Lowest: 1 months
Highest: 16 months
----------------------------------------------


----------------------------------------------
Gross Margin (ARMs)                   Percent
----------------------------------------------
1.01 - 2.00                              0.02%
2.01 - 3.00                              0.21
3.01 - 4.00                             14.44
4.01 - 5.00                             32.45
5.01 - 6.00                             28.73
6.01 - 7.00                             13.78
7.01 - 8.00                              7.84
8.01 - 9.00                              2.45
9.01 - 10.00                             0.07
10.01 - 11.00                            0.02
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 5.310%
Lowest: 1.250%
Highest: 10.250%
----------------------------------------------


----------------------------------------------
Initial Cap (ARMs)                    Percent
----------------------------------------------
2.00                                     0.82%
3.00                                    99.18
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 2.992%
Lowest: 2.000%
Highest: 3.000%
----------------------------------------------


----------------------------------------------
Periodic Cap (ARMs)                   Percent
----------------------------------------------
1.00                                    99.18%
2.00                                     0.82
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 1.008%
Lowest: 1.000%
Highest: 2.000%
----------------------------------------------


----------------------------------------------
Maximum Rate (ARMs)                   Percent
----------------------------------------------
9.01 - 10.00                             0.07%
10.01 - 11.00                            2.69
11.01 - 12.00                           18.72
12.01 - 13.00                           32.14
13.01 - 14.00                           24.87
14.01 - 15.00                           13.72
15.01 - 16.00                            5.80
16.01 - 17.00                            1.71
17.01 - 18.00                            0.28
18.01 - 19.00                            0.01
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 13.122%
Lowest: 9.500%
Highest: 18.250%
----------------------------------------------


----------------------------------------------
Minimum Rate (ARMs)                   Percent
----------------------------------------------
3.01 - 4.00                              0.07%
4.01 - 5.00                              2.69
5.01 - 6.00                             18.72
6.01 - 7.00                             32.15
7.01 - 8.00                             24.85
8.01 - 9.00                             13.72
9.01 - 10.00                             5.80
10.01 - 11.00                            1.71
11.01 - 12.00                            0.28
12.01 - 13.00                            0.01
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.: 7.121%
Lowest:  3.500%
Highest: 12.250%
----------------------------------------------


----------------------------------------------
Cut-Off Term to Roll (ARMs)           Percent
----------------------------------------------
1 - 6                                    0.09%
7 - 12                                   0.76
13 - 18                                 14.33
19 - 24                                 80.95
25 - 30                                  0.67
31 - 36                                  3.20
----------------------------------------------
Total:                                 100.00%
----------------------------------------------
W.A.:  20.6 months
Lowest: 6 months
Highest: 35 months
----------------------------------------------


----------------------------------------------
MICVG %                               Percent
----------------------------------------------
0.000                                   50.90%
6.000                                   18.60
12.000                                  20.57
16.000                                   9.05
30.000                                   0.01
35.000                                   0.87
----------------------------------------------
Total:                                 100.00%
----------------------------------------------


----------------------------------------------
MI Provider                           Percent
----------------------------------------------
                                        50.80%
Amerin Guarantee                         8.40
MGIC                                     7.82
Premium Priced (PP)                      0.11
PMI                                      8.46
Republic                                16.44
United Guaranty                          7.97
----------------------------------------------
Total:                                 100.00%
----------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                     Page 1  of  1

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities
                           [LOGO]


                              Total Pool

--------------------------------------------------------------------------------------------------------------------------
                 Number                           Percent                            W.A.        W.A.        W.A.
                   of          Aggregate          of Loans      W.A.       W.A.    Combined    Original    Remaining  W.A.
Credit Score    Mortgage       Principal        by Principal   Gross      Credit   Original    Term to      Term to   Loan
                 Loans          Balance            Balance     Coupon     Score      LTV       Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
800 - 849           188      $45,278,111.33           0.92%     5.00%      806      53.98%        328         325      3
750 - 799         1,896      485,812,253.04            9.9     5.155       773      61.02         335         332      3
700 - 749         2,199      496,279,299.81          10.11     5.438       723      68.44         331         328      3
650 - 699         4,831      864,765,515.05          17.62      6.03       672      75.79         334         331      4
600 - 649         8,774    1,353,182,994.54          27.58     6.701       624      79.57         341         337      4
550 - 599         9,023    1,233,193,100.55          25.13     7.175       577      78.46         348         344      4
500 - 549         3,605      419,269,456.67           8.54      8.58       532      74.39         354         350      4
N/A                 138        8,860,490.45           0.18     9.114         0      72.34         357         353      4
--------------------------------------------------------------------------------------------------------------------------
Total:           30,654   $4,906,641,221.44         100.00%     6.57%      639      74.97%        341         337      4
--------------------------------------------------------------------------------------------------------------------------

                               Group 1

--------------------------------------------------------------------------------------------------------------------------
                Number                          Percent                            W.A.        W.A.       W.A.
                  of          Aggregate         of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
Credit Score   Mortgage       Principal       by Principal    Gross     Credit   Original    Term to     Term to    Loan
                Loans          Balance          Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------------------------------------------------------------------------------------------------------
800 - 849            91      $20,393,021.55           1.30%     5.01%      807      53.47%        339         336      3
750 - 799         1,109      306,094,557.88          19.54      5.13       773      60.84         339         336      3
700 - 749         1,149      287,925,791.86          18.38     5.337       724      66.45         337         333      3
650 - 699         1,831      355,900,142.49          22.72     5.879       675      71.72         329         325      3
600 - 649         2,294      354,280,351.46          22.61     6.549       627      74.47         325         322      4
550 - 599         1,701      206,029,546.52          13.15     7.081       577      72.14         329         325      4
500 - 549           447       34,948,548.85           2.23      8.64       535       68.2         313         309      4
N/A                  25        1,093,584.44           0.07     9.149         0      66.11         333         329      4
--------------------------------------------------------------------------------------------------------------------------
Total:            8,647   $1,566,665,545.05         100.00%     6.00%      678      68.98%        331         328      3
--------------------------------------------------------------------------------------------------------------------------

                                Group 2

--------------------------------------------------------------------------------------------------------------------------
                 Number                           Percent                            W.A.        W.A.        W.A.
                   of          Aggregate          of Loans      W.A.       W.A.    Combined    Original    Remaining  W.A.
Credit Score    Mortgage       Principal        by Principal   Gross      Credit   Original    Term to      Term to   Loan
                 Loans          Balance            Balance     Coupon     Score      LTV       Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
800 - 849            68      $13,884,726.87           0.48%     5.03%      806      52.99%        311         308      3
750 - 799           655      125,056,896.89            4.3     5.272       773      62.34         319         316      3
700 - 749           944      162,978,411.12            5.6     5.674       721      71.99         319         315      3
650 - 699         2,826      433,931,850.57          14.92     6.159       670      78.69         335         331      4
600 - 649         6,159      861,936,996.17          29.63     6.788       622      81.39         344         340      4
550 - 599         7,099      935,075,217.03          32.14     7.233       576      79.73         351         347      4
500 - 549         3,116      368,674,483.81          12.67     8.594       532      75.03         358         354      4
N/A                 113        7,766,906.01           0.27      9.11         0      73.21         360         356      4
--------------------------------------------------------------------------------------------------------------------------
Total:           20,980   $2,909,305,488.47         100.00%     6.94%      616      78.15%        344         340      4
--------------------------------------------------------------------------------------------------------------------------

                                Group 3

--------------------------------------------------------------------------------------------------------------------------
                 Number                           Percent                            W.A.        W.A.        W.A.
                   of          Aggregate          of Loans      W.A.       W.A.    Combined    Original    Remaining  W.A.
Credit Score    Mortgage       Principal        by Principal   Gross      Credit   Original    Term to      Term to   Loan
                 Loans          Balance            Balance     Coupon     Score      LTV       Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
800 - 849            29      $11,000,362.91           2.55%     4.97%      805      56.18%        330         327      3
750 - 799           132       54,660,798.27          12.69     5.026       776      58.95         348         345      3
700 - 749           106       45,375,096.83          10.54     5.227       724      68.35         342         340      3
650 - 699           174       74,933,521.99           17.4     6.001       672      78.37         358         355      4
600 - 649           321      136,965,646.91           31.8     6.552       623      81.35         360         356      4
550 - 599           223       92,088,337.00          21.38       6.8       581      79.67         359         356      4
500 - 549            42       15,646,424.01           3.63     8.101       537      73.04         360         356      4
--------------------------------------------------------------------------------------------------------------------------
Total:            1,027     $430,670,187.92         100.00%     6.19%      654      75.31%        355         352      3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust
       Home Equity Asset-Backed Certificates, Series 2004-2
       Group 2&3 Mortgage Loans                               [WELLS FARGO LOGO]
--------------------------------------------------------------------------------



                          DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------
                        GROUP 2&3 MORTGAGE LOANS SUMMARY

Summary                                                                            Total        Minimum         Maximum
-----------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                               $3,339,975,676.39
Number of Loans                                                                   22,007
Average Current Loan Balance                                                 $151,768.79      $9,299.94     $956,115.64
(1) Weighted Average Combined Original LTV                                         77.78%          5.18%         100.00%
(1) Weighted Average Gross Coupon                                                  6.840%         3.500%         12.250%
(1)(3) Weighted Average Credit Score                                                 621            500             821
(1) (2) Weighted Average Gross Margin                                              5.310%         1.250%         10.250%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                   21              6              35
(1) Weighted Average Remaining Term to Maturity (months)                             342             54             359
-----------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only.
(3) Where Credit Scores are available.

------------------------------------------------------------------------------------------------------------
                                                                                     Percent of Cut-off Date
                                                     Range                              Principal Balance
                                                     -----                              -----------------
      Product Type                                   Adjustable                               75.01%
                                                     Fixed                                    24.99%
      Fully Amortizing Mortgage Loans                                                         94.20%
      Balloon Loans                                                                            5.80%
      Lien                                           First                                   100.00%
                                                     Second                                    0.00%
      Loans with MI (%)                                                                       41.41%

      Property Type                                  SFR                                      91.69%
                                                     2-4 Family                                3.63%
                                                     Condominium                               4.09%
                                                     Manufactured Housing                      0.13%

      Occupancy Status                               Owner Occupied                           97.08%
                                                     Non-Owner Occupied                        2.24%
                                                     Second Home                               0.68%
      Geographic Distribution                        California                               20.99%
                                                     New Jersey                                5.69%
                                                     Maryland                                  5.41%
                                                     Illinois                                  4.86%
                                                     Florida                                   4.48%

      Number of States (including DC)                51
      Largest Zip Code Concentration                 95758 (CA)                                0.23%
      Loans with Prepayment Penalties                                                         77.54%
------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================


------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Mortgage Coupons                Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                       1        $151,311.20          0.00%   3.500%     691     80.00%       360        356     4
3.501 - 4.000                       9       2,257,084.40          0.07    3.913      701     65.94        334        330     4
4.001 - 4.500                     259      70,902,388.19          2.12    4.428      746     54.86        310        307     3
4.501 - 5.000                     730     174,929,856.42          5.24    4.851      712     62.95        332        329     3
5.001 - 5.500                   1,339     284,378,269.55          8.51    5.339      680     69.76        341        337     4
5.501 - 6.000                   2,582     482,705,591.26         14.45    5.825      645     75.21        339        335     4
6.001 - 6.500                   2,976     495,492,842.31         14.84    6.325      626     78.14        344        340     4
6.501 - 7.000                   3,512     543,943,007.31         16.29    6.810      612     80.64        345        342     4
7.001 - 7.500                   2,771     385,023,559.56         11.53    7.314      601     82.58        351        347     4
7.501 - 8.000                   2,540     330,697,762.49          9.90    7.797      591     84.05        353        349     4
8.001 - 8.500                   1,734     194,889,930.03          5.84    8.310      579     83.18        355        351     4
8.501 - 9.000                   1,588     175,581,570.42          5.26    8.801      563     81.42        357        353     4
9.001 - 9.500                     864      90,600,795.67          2.71    9.319      553     80.40        358        354     4
9.501 - 10.000                    550      58,501,458.73          1.75    9.783      543     79.26        359        356     4
10.001 - 10.500                   265      26,492,785.23          0.79   10.310      541     79.64        360        356     4
10.501 - 11.000                   196      16,252,787.91          0.49   10.775      536     79.73        360        356     4
11.001 - 11.500                    75       5,824,111.70          0.17   11.283      540     80.67        360        356     4
11.501 - 12.000                    14       1,151,753.88          0.03   11.787      525     79.70        360        357     3
12.001 - 12.500                     2         198,810.13          0.01   12.250      535     85.00        360        358     2
------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                    Page 1 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================

------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Combined Original LTV           Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                        3        $164,862.09          0.00%   7.590%     628      7.90%       360        357     3
10.01 - 15.00                      21       1,927,434.76          0.06    5.899      685     12.83        335        332     4
15.01 - 20.00                      26       2,602,415.00          0.08    6.076      693     18.16        336        333     4
20.01 - 25.00                      54       7,391,742.47          0.22    5.722      697     22.75        315        311     3
25.01 - 30.00                      83       9,416,788.25          0.28    5.881      689     27.73        302        298     3
30.01 - 35.00                     130      18,927,395.94          0.57    5.854      682     32.81        311        308     3
35.01 - 40.00                     187      28,116,408.18          0.84    5.775      682     37.49        317        313     3
40.01 - 45.00                     278      42,054,847.00          1.26    5.737      678     42.85        326        323     3
45.01 - 50.00                     359      59,343,451.09          1.78    5.844      676     47.75        335        331     3
50.01 - 55.00                     445      75,645,576.71          2.26    5.863      663     52.85        321        318     3
55.01 - 60.00                     639     101,746,693.01          3.05    6.159      640     57.89        334        330     4
60.01 - 65.00                   1,126     195,431,404.54          5.85    6.139      641     63.27        339        336     4
65.01 - 70.00                   1,575     234,783,388.69          7.03    6.571      619     68.65        343        340     4
70.01 - 75.00                   2,152     318,661,936.73          9.54    6.822      608     73.85        346        342     4
75.01 - 80.00                   5,384     853,803,467.99         25.56    6.600      625     79.44        344        341     4
80.01 - 85.00                   3,751     543,831,340.13         16.28    7.379      592     84.47        350        346     4
85.01 - 90.00                   3,886     587,961,710.37         17.60    7.204      616     89.66        351        348     4
90.01 - 95.00                   1,749     231,248,385.45          6.92    7.710      623     94.81        359        356     4
95.01 - 100.00                    159      26,916,427.99          0.81    7.614      653     99.05        360        356     3
------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                    Page 2 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Principal Balance               Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00             1,764     $66,633,706.26          2.00%   8.043%     590     74.64%       340        336     4
50,000.01 - 75,000.00           2,771     175,669,996.69          5.26    7.761      597     78.80        346        342     4
75,000.01 - 100,000.00          3,109     272,666,454.98          8.16    7.477      601     79.22        346        342     4
100,000.01 - 125,000.00         2,835     318,776,567.47          9.54    7.363      604     79.65        346        342     4
125,000.01 - 150,000.00         2,479     340,937,266.68         10.21    7.223      608     78.90        346        343     4
150,000.01 - 175,000.00         2,132     345,227,486.80         10.34    6.848      613     78.74        345        341     4
175,000.01 - 200,000.00         1,730     324,291,248.26          9.71    6.743      616     78.04        344        340     4
200,000.01 - 225,000.00         1,180     250,571,793.85          7.50    6.676      622     77.68        343        339     4
225,000.01 - 250,000.00           971     231,098,982.35          6.92    6.559      629     77.38        344        340     4
250,000.01 - 275,000.00           716     188,001,920.84          5.63    6.419      634     77.40        344        340     4
275,000.01 - 300,000.00           630     181,275,869.26          5.43    6.317      635     76.21        342        338     4
300,000.01 - 325,000.00           481     150,354,655.27          4.50    6.299      638     77.22        341        338     4
325,000.01 - 350,000.00           355     119,799,241.95          3.59    6.259      647     75.66        345        341     4
350,000.01 - 375,000.00           198      71,717,701.42          2.15    6.206      653     78.33        355        351     4
375,000.01 - 400,000.00           239      93,440,165.29          2.80    5.776      674     70.76        349        345     3
400,000.01 - 425,000.00            60      24,771,849.74          0.74    6.351      639     78.88        357        353     4
425,000.01 - 450,000.00           101      44,151,223.99          1.32    6.519      644     79.22        358        355     4
450,000.01 - 475,000.00            47      21,748,075.05          0.65    6.559      647     82.00        360        357     3
475,000.01 - 500,000.00            72      35,308,439.39          1.06    6.153      645     76.96        355        352     3
500,000.01 - 525,000.00            28      14,436,339.56          0.43    6.583      636     78.85        360        357     3
525,000.01 - 550,000.00            26      14,088,974.19          0.42    6.380      649     75.00        360        357     3
550,000.01 - 575,000.00            14       7,871,231.27          0.24    6.100      661     69.59        360        357     3
575,000.01 - 600,000.00            19      11,257,863.08          0.34    5.694      667     68.40        351        347     3
600,000.01 - 625,000.00             5       3,065,980.40          0.09    5.423      670     70.14        360        356     4
625,000.01 - 650,000.00             8       5,098,249.09          0.15    6.119      659     77.44        360        357     3
650,000.01 - 675,000.00             5       3,315,015.56          0.10    6.094      650     60.00        360        356     4
675,000.01 - 700,000.00             8       5,492,857.68          0.16    6.381      654     77.55        360        357     3
--------------------------------------------------------------------------------------------------------------------------------
Continued
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                    Page 3 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================

--------------------------------------------------------------------------------------------------------------------------------
....continued
--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Principal Balance               Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 725,000.00             3       2,153,699.72          0.06    6.027      717     73.36        360        358     2
725,000.01 - 750,000.00             3       2,229,662.65          0.07    6.215      722     64.08        360        356     4
750,000.01 - 775,000.00             5       3,829,601.88          0.11    6.736      604     73.03        360        357     3
775,000.01 - 800,000.00             9       7,164,945.29          0.21    6.091      669     66.88        360        357     3
800,000.01 - 825,000.00             2       1,634,158.12          0.05    6.250      653     70.65        360        358     2
925,000.01 - 950,000.00             1         938,336.72          0.03    6.625      685     35.63        360        358     2
950,000.01 - 975,000.00             1         956,115.64          0.03    7.125      616     64.00        360        355     5
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Original Term to Maturity       Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
<= 60                               1         $32,704.15          0.00%   6.990%     721     70.00%        60         54     6
61 - 120                           20       1,772,016.55          0.05    6.030      709     53.63        120        115     5
121 - 180                       1,785     259,631,422.54          7.77    6.122      663     70.56        180        177     3
181 - 240                          44       6,927,956.27          0.21    5.838      678     63.24        240        236     4
241 - 300                           7       1,452,714.80          0.04    6.087      680     75.02        300        295     5
301 - 360                      20,150   3,070,158,862.08         91.92    6.904      617     78.44        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                    Page 4 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================

------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Remaining Term to Maturity      Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------
51 - 55                             1         $32,704.15          0.00%   6.990%     721     70.00%        60         54     6
111 - 115                          13       1,094,071.03          0.03    6.206      666     54.55        120        114     6
116 - 120                           7         677,945.52          0.02    5.746      779     52.15        120        116     4
161 - 165                           1          58,730.22          0.00    7.020      591     80.00        180        163    17
166 - 170                           1         212,541.66          0.01    5.375      798     37.72        180        170    10
171 - 175                         503      64,693,773.07          1.94    6.494      638     74.64        180        174     6
176 - 180                       1,280     194,666,377.59          5.83    5.999      671     69.23        180        177     3
231 - 235                          16       2,353,020.71          0.07    6.013      672     64.91        240        234     6
236 - 240                          28       4,574,935.56          0.14    5.748      681     62.38        240        237     3
291 - 295                           2         572,743.09          0.02    7.180      645     85.71        300        294     6
296 - 300                           5         879,971.71          0.03    5.375      702     68.07        300        296     4
341 - 345                           2         371,265.79          0.01    7.210      718     80.00        360        345    15
346 - 350                           8       1,296,550.45          0.04    7.249      635     76.86        360        349    11
351 - 355                       6,853     986,244,294.75         29.53    7.026      606     79.36        360        355     5
356 - 360                      13,287   2,082,246,751.09         62.34    6.846      623     78.00        360        357     3
------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                    Page 5 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Credit Score                    Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
801 - 850                          90     $22,687,349.78          0.68%   4.977%     806     54.60%       318        315     3
751 - 800                         786     180,177,711.72          5.39    5.200      774     61.20        328        325     3
701 - 750                       1,029     205,005,450.97          6.14    5.564      723     70.96        324        321     3
651 - 700                       2,942     499,628,114.92         14.96    6.126      671     78.57        338        335     4
601 - 650                       6,368     984,928,022.88         29.49    6.744      624     81.36        346        342     4
551 - 600                       7,418   1,041,414,502.00         31.18    7.182      578     79.84        352        348     4
501 - 550                       3,235     395,811,212.92         11.85    8.536      533     75.01        358        354     4
451 - 500                          26       2,556,405.19          0.08    9.276      500     68.18        360        356     4
= 0                               113       7,766,906.01          0.23    9.110        0     73.21        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                    Page 6 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Credit Grade                    Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Y1                                527     $55,466,430.09          1.66%   9.323%     510     69.29%       360        356     4
Y2                              2,415     295,612,801.20          8.85    8.976      546     75.57        358        355     4
Y3                              1,935     247,060,241.75          7.40    7.530      553     75.60        357        353     4
Y4                              4,371     604,285,388.08         18.09    6.986      585     78.99        350        346     4
Y5                              2,543     380,185,736.97         11.38    7.047      590     82.32        352        348     4
Y6                              2,605     399,854,634.25         11.97    6.829      611     81.85        347        343     4
Y7                              2,223     353,508,879.29         10.58    6.606      632     81.60        344        340     4
Y8                              1,646     273,618,717.49          8.19    6.334      651     81.16        342        338     4
Y9                              3,742     730,382,847.27         21.87    5.634      717     71.35        330        327     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Property Type                   Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Single Family                  20,358  $3,062,340,403.66         91.69%   6.855%     620     78.05%       346        342     4
Condominium                       875     136,791,444.84          4.10    6.692      633     77.38        345        341     4
Two- to Four Family               663     121,175,797.97          3.63    6.766      622     73.12        345        341     4
Planned Unit Development           56      15,222,541.24          0.46    5.628      704     66.54        337        334     3
Manufactured Housing               55       4,445,488.68          0.13    7.183      593     72.09        333        327     6
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                    Page 7 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Occupancy Status                Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary Home                   21,097  $3,242,416,469.97         97.08%   6.839%     621     78.03%       346        342     4
Investment                        752      74,883,998.43          2.24    6.929      638     68.95        338        335     4
Second Home                       158      22,675,207.99          0.68    6.672      638     71.53        342        338     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Documentation                   Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation*            21,606  $3,271,106,736.70         97.94%   6.841%     620     77.88%       346        342     4
Stated Income, Stated Asset       401      68,868,939.69          2.06    6.780      654     73.01        344        338     6
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the
Underwriting Guidelines - Underwriting Guidelines.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                    Page 8 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Loan Purpose                    Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance             13,070  $2,037,366,843.43         61.00%   6.797%     612     75.43%       344        340     4
Purchase                        6,547     941,010,904.21         28.17    7.061      631     84.28        352        349     4
Rate/Term Refinance             2,390     361,597,928.75         10.83    6.507      647     74.12        340        336     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Product Type                    Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)     16,245  $2,387,610,660.38         71.49%   7.139%     601     80.77%       360        356     4
Fixed Rate                      3,859     640,906,434.14         19.19    5.955      682     67.84        339        336     3
Fixed Rate (Balloon)            1,155     193,814,012.97          5.80    6.130      663     72.90        180        177     3
3/27 ARM (Six-Month LIBOR)        644      97,069,194.67          2.91    6.623      619     78.67        360        356     4
1 Year ARM (One-Year CMT)         104      20,575,374.23          0.62    7.492      610     82.13        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                    Page 9 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Lien Position                   Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
1                              22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage                     Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee                1,605    $240,198,582.69          7.19%   7.205%     619     89.39%       352        349     3
MGIC                            1,467     215,309,012.32          6.45    7.264      613     88.76        354        350     4
Not Insured                    12,484   1,954,241,449.09         58.51    6.465      630     70.04        341        337     4
Premium Priced (PP)                15       2,668,989.48          0.08    7.581      628     91.35        360        356     4
PMI                             1,609     235,511,139.76          7.05    7.445      606     88.87        355        352     3
Republic                        3,222     460,252,171.17         13.78    7.406      604     88.41        352        347     4
United Guaranty                 1,605     231,794,331.88          6.94    7.483      604     88.27        350        347     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                   Page 10 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage %                   Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
0.00                           12,499  $1,956,910,438.57         58.59%   6.467%     630     70.07%       341        337     4
6.00                            3,744     542,398,914.34         16.24    7.389      591     84.51        350        346     4
12.00                           3,882     586,507,156.03         17.56    7.204      616     89.69        352        348     4
16.00                           1,753     232,097,826.33          6.95    7.717      623     94.86        359        356     4
30.00                               1         170,393.16          0.01    7.875      646     90.48        360        355     5
35.00                             128      21,890,947.96          0.66    7.560      660     99.94        360        356     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Prepayment Penalty Term         Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
0                               4,743    $750,159,727.43         22.46%   7.125%     615     77.77%       346        343     4
12                                314      63,791,875.36          1.91    5.701      688     64.35        337        333     4
24                             12,982   1,858,898,100.55         55.66    7.076      602     81.19        360        356     4
36                              3,964     666,798,783.70         19.96    5.972      675     69.56        307        303     3
60                                  4         327,189.35          0.01    7.580      648     89.22        349        345     5
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                   Page 11 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution         Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                      2,882    $700,996,368.74         20.99%   5.951%     657     70.21%       340        336     4
New Jersey                        987     190,150,546.29          5.69    6.958      606     74.44        347        344     4
Maryland                          965     180,578,598.38          5.41    6.925      610     79.42        347        344     4
Illinois                        1,191     162,175,519.66          4.86    7.311      608     81.63        352        348     4
Florida                         1,043     149,666,345.61          4.48    7.054      609     80.27        348        344     4
Minnesota                         895     141,629,434.34          4.24    6.904      613     78.49        342        338     4
New York                          712     140,555,736.20          4.21    6.510      628     71.18        345        341     4
Virginia                          757     123,399,643.95          3.69    6.873      614     79.21        344        340     4
Texas                           1,034     105,254,670.73          3.15    7.495      613     80.15        342        338     4
Missouri                          870      91,651,044.11          2.74    7.360      608     82.12        351        348     4
Pennsylvania                      735      89,178,250.15          2.67    6.992      611     79.66        347        343     4
Colorado                          490      88,793,728.36          2.66    6.536      630     80.68        336        332     4
Arizona                           584      85,309,453.24          2.55    6.994      617     81.24        347        343     4
Georgia                           537      76,214,881.83          2.28    7.280      606     83.42        356        352     4
Ohio                              709      74,366,764.35          2.23    7.157      612     82.58        334        330     4
Washington                        419      70,671,228.22          2.12    6.610      627     81.07        344        340     4
Michigan                          552      64,636,627.25          1.94    7.271      602     81.36        353        349     4
Nevada                            344      64,106,092.15          1.92    6.953      607     79.51        352        348     4
Wisconsin                         556      61,676,874.52          1.85    7.406      611     82.11        341        338     4
Massachusetts                     275      59,380,984.76          1.78    6.697      614     73.74        358        355     4
North Carolina                    410      48,489,901.69          1.45    7.365      607     82.29        357        353     4
Iowa                              473      41,997,750.91          1.26    7.725      608     85.07        352        349     4
Tennessee                         341      36,315,875.75          1.09    7.356      607     83.51        352        348     4
Indiana                           412      35,447,828.90          1.06    7.712      601     82.75        351        347     4
Louisiana                         316      33,789,324.33          1.01    7.475      597     83.46        346        343     4
South Carolina                    264      31,856,101.25          0.95    7.210      603     83.03        349        345     4
Oregon                            173      28,366,871.73          0.85    6.775      628     80.95        323        319     4
--------------------------------------------------------------------------------------------------------------------------------
Continued
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                   Page 12 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================

--------------------------------------------------------------------------------------------------------------------------------
....continued
--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution         Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Kansas                            275      27,779,557.73          0.83    7.453      605     84.68        355        352     4
Mississippi                       258      24,279,367.64          0.73    7.722      598     84.61        347        343     4
District of Columbia              132      23,765,753.78          0.71    6.710      602     72.40        353        349     4
Connecticut                       128      22,990,042.54          0.69    6.825      618     75.86        352        349     4
Alaska                            136      21,116,379.43          0.63    6.782      609     81.33        359        355     4
Utah                              145      20,969,916.72          0.63    7.071      625     81.41        339        335     4
Nebraska                          210      20,698,881.33          0.62    7.689      614     82.12        345        341     4
Oklahoma                          231      20,457,107.58          0.61    7.442      607     82.11        353        349     4
Arkansas                          190      17,242,568.81          0.52    7.604      599     85.04        356        352     4
New Mexico                        141      16,679,034.29          0.50    7.792      606     79.66        356        353     4
Alabama                           174      16,223,937.55          0.49    7.643      594     83.26        349        345     4
Idaho                             147      14,106,314.25          0.42    7.315      615     81.91        337        333     4
West Virginia                     147      14,040,481.59          0.42    7.768      592     83.58        355        351     4
Delaware                           84      13,465,728.98          0.40    7.166      608     81.61        349        345     4
Kentucky                          111      12,882,720.77          0.39    7.056      614     81.91        355        351     4
Wyoming                           104      11,675,604.17          0.35    6.983      634     84.01        330        326     4
Montana                            97      11,154,039.34          0.33    7.020      617     80.34        338        335     4
Rhode Island                       62      11,069,526.03          0.33    6.689      601     76.22        358        354     4
New Hampshire                      63      10,383,328.92          0.31    6.992      606     79.71        356        353     4
Hawaii                             43      10,058,850.67          0.30    6.455      630     77.33        349        345     4
South Dakota                       84       8,487,734.62          0.25    7.359      610     82.94        339        336     4
Maine                              44       5,972,612.12          0.18    7.101      600     79.13        350        346     4
North Dakota                       56       5,030,383.33          0.15    7.819      611     85.20        353        350     3
Vermont                            19       2,789,356.80          0.08    6.995      590     76.68        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         22,007  $3,339,975,676.39        100.00%   6.840%     621     77.78%       346        342     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                   Page 13 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Gross Margin                    Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                       1        $135,591.03          0.01%   5.990%     579     80.00%       360        357     3
1.501 - 2.000                       1         325,065.26          0.01    6.125      632     87.32        360        358     2
2.001 - 2.500                       1         233,755.68          0.01    5.750      565     83.57        360        359     1
2.501 - 3.000                      21       4,986,415.96          0.20    4.816      702     72.29        360        356     4
3.001 - 3.500                     588      96,704,442.77          3.86    5.519      680     74.33        360        356     4
3.501 - 4.000                   1,579     264,965,587.48         10.58    5.864      642     74.31        360        356     4
4.001 - 4.500                   2,301     395,995,460.98         15.81    6.226      625     77.19        360        356     4
4.501 - 5.000                   2,649     417,022,152.82         16.65    6.648      613     81.61        360        356     4
5.001 - 5.500                   2,620     396,993,610.83         15.85    7.108      599     84.35        360        356     4
5.501 - 6.000                   2,325     322,770,893.64         12.88    7.614      591     87.44        360        356     4
6.001 - 6.500                   1,778     224,908,894.65          8.98    7.975      575     86.19        360        356     4
6.501 - 7.000                     969     120,265,092.18          4.80    8.292      556     75.11        360        356     4
7.001 - 7.500                     884     106,913,964.10          4.27    8.921      539     73.42        360        356     4
7.501 - 8.000                     756      89,441,481.88          3.57    9.390      537     78.91        360        356     4
8.001 - 8.500                     434      52,837,132.36          2.11    9.738      540     82.49        360        356     4
8.501 - 9.000                      69       8,490,117.13          0.34   10.129      541     83.02        360        356     4
9.001 - 9.500                       9       1,442,666.60          0.06   10.050      544     80.86        360        358     2
9.501 - 10.000                      5         349,336.56          0.01   10.612      526     79.81        360        357     3
10.001 - 10.500                     3         473,567.37          0.02   10.341      583     83.95        360        355     5
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                   Page 14 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Initial Cap                     Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
2.000                             104     $20,575,374.23          0.82%   7.492%     610     82.13%       360        356     4
3.000                          16,889   2,484,679,855.05         99.18    7.118      602     80.69        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Periodic Cap                    Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
1.000                          16,889  $2,484,679,855.05         99.18%   7.118%     602     80.69%       360        356     4
2.000                             104      20,575,374.23          0.82    7.492      610     82.13        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                   Page 15 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Maximum Rate                    Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                       1        $151,311.20          0.01%   3.500%     691     80.00%       360        356     4
9.501 - 10.000                      6       1,588,875.23          0.06    3.891      696     72.39        360        356     4
10.001 - 10.500                    51      10,775,050.74          0.43    4.368      678     70.42        360        356     4
10.501 - 11.000                   265      56,644,894.53          2.26    4.861      649     73.53        360        356     4
11.001 - 11.500                   734     146,360,472.24          5.84    5.354      637     74.56        360        356     4
11.501 - 12.000                 1,708     322,634,117.60         12.88    5.830      629     77.42        360        356     4
12.001 - 12.500                 2,184     377,938,618.18         15.09    6.323      621     79.40        360        356     4
12.501 - 13.000                 2,676     427,160,801.05         17.05    6.812      608     81.81        360        356     4
13.001 - 13.500                 2,272     329,405,327.87         13.15    7.315      598     83.32        360        356     4
13.501 - 14.000                 2,184     293,530,824.74         11.72    7.796      589     84.61        360        356     4
14.001 - 14.500                 1,540     178,181,053.84          7.11    8.311      577     83.43        360        356     4
14.501 - 15.000                 1,459     165,594,793.62          6.61    8.801      562     81.63        360        356     4
15.001 - 15.500                   820      87,537,808.64          3.49    9.320      552     80.45        360        356     4
15.501 - 16.000                   541      57,831,030.95          2.31    9.784      543     79.40        360        356     4
16.001 - 16.500                   265      26,492,785.23          1.06   10.310      541     79.64        360        356     4
16.501 - 17.000                   196      16,252,787.91          0.65   10.775      536     79.73        360        356     4
17.001 - 17.500                    75       5,824,111.70          0.23   11.283      540     80.67        360        356     4
17.501 - 18.000                    14       1,151,753.88          0.05   11.787      525     79.70        360        357     3
18.001 - 18.500                     2         198,810.13          0.01   12.250      535     85.00        360        358     2
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                   Page 16 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Minimum Rate                    Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                       1        $151,311.20          0.01%   3.500%     691     80.00%       360        356     4
3.501 - 4.000                       6       1,588,875.23          0.06    3.891      696     72.39        360        356     4
4.001 - 4.500                      51      10,775,050.74          0.43    4.368      678     70.42        360        356     4
4.501 - 5.000                     265      56,644,894.53          2.26    4.861      649     73.53        360        356     4
5.001 - 5.500                     734     146,360,472.24          5.84    5.354      637     74.56        360        356     4
5.501 - 6.000                   1,708     322,634,117.60         12.88    5.830      629     77.42        360        356     4
6.001 - 6.500                   2,184     377,938,618.18         15.09    6.323      621     79.40        360        356     4
6.501 - 7.000                   2,678     427,550,794.93         17.07    6.812      608     81.81        360        356     4
7.001 - 7.500                   2,272     329,405,327.87         13.15    7.315      598     83.32        360        356     4
7.501 - 8.000                   2,182     293,140,830.86         11.70    7.797      589     84.62        360        356     4
8.001 - 8.500                   1,540     178,181,053.84          7.11    8.311      577     83.43        360        356     4
8.501 - 9.000                   1,459     165,594,793.62          6.61    8.801      562     81.63        360        356     4
9.001 - 9.500                     820      87,537,808.64          3.49    9.320      552     80.45        360        356     4
9.501 - 10.000                    541      57,831,030.95          2.31    9.784      543     79.40        360        356     4
10.001 - 10.500                   265      26,492,785.23          1.06   10.310      541     79.64        360        356     4
10.501 - 11.000                   196      16,252,787.91          0.65   10.775      536     79.73        360        356     4
11.001 - 11.500                    75       5,824,111.70          0.23   11.283      540     80.67        360        356     4
11.501 - 12.000                    14       1,151,753.88          0.05   11.787      525     79.70        360        357     3
12.001 - 12.500                     2         198,810.13          0.01   12.250      535     85.00        360        358     2
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                   Page 17 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================


------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Next Rate Adjustment Date       Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------
2005-03-01                         12      $2,226,672.26          0.09%   7.594%     586     83.28%       360        354     6
2005-04-01                         22       3,543,764.88          0.14    7.957      621     83.71        360        355     5
2005-05-01                         25       5,529,481.74          0.22    7.109      599     81.90        360        356     4
2005-06-01                         19       2,980,525.16          0.12    7.872      597     83.87        360        356     4
2005-07-01                         23       5,501,440.18          0.22    7.366      630     79.52        360        358     2
2005-08-01                          5       1,164,755.80          0.05    7.241      650     83.35        360        359     1
2005-09-01                          2         201,918.87          0.01    8.016      566     76.48        360        348    12
2005-10-01                          2         326,941.10          0.01    7.096      645     69.24        360        349    11
2005-11-01                          3         650,192.25          0.03    7.224      645     77.54        360        350    10
2005-12-01                          9       1,449,330.78          0.06    7.928      621     79.51        360        351     9
2006-01-01                        150      19,842,348.10          0.79    7.725      612     80.31        360        352     8
2006-02-01                         58       8,512,650.31          0.34    7.315      606     80.05        360        353     7
2006-03-01                      2,329     328,227,501.48         13.10    7.159      602     80.19        360        354     6
2006-03-18                          1          90,425.46          0.00    6.250      633     85.00        360        355     5
2006-04-01                      3,229     468,518,667.72         18.70    7.056      598     80.55        360        355     5
2006-05-01                      3,261     483,281,993.86         19.29    7.049      601     80.73        360        356     4
2006-06-01                      3,137     473,880,664.17         18.92    7.062      603     81.18        360        357     3
2006-07-01                      3,602     538,339,547.48         21.49    7.281      603     80.96        360        358     2
2006-08-01                        460      63,917,213.01          2.55    7.457      605     81.49        360        359     1
2006-12-01                          2         268,414.32          0.01    6.412      691     88.80        360        351     9
2007-01-01                         19       2,811,141.23          0.11    7.171      621     76.20        360        352     8
2007-02-01                          2         525,667.35          0.02    6.538      637     76.86        360        353     7
2007-03-01                         98      13,194,312.25          0.53    6.775      616     77.23        360        354     6
2007-04-01                        115      17,412,097.53          0.70    6.452      613     77.78        360        355     5
2007-04-15                          1         163,875.56          0.01    4.350      732     76.74        360        356     4
2007-05-01                        113      16,904,571.82          0.67    6.562      617     79.84        360        356     4
2007-06-01                        131      19,659,925.29          0.78    6.537      623     79.84        360        357     3
------------------------------------------------------------------------------------------------------------------------------
Continued
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                   Page 18 of 19

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================

--------------------------------------------------------------------------------------------------------------------------------
....continued
--------------------------------------------------------------------------------------------------------------------------------
                               Number                          Percent                        W.A.       W.A.       W.A.
                                   of          Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                             Mortgage          Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Next Rate Adjustment Date       Loans            Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
2007-07-01                        146      23,201,623.84          0.93    6.671      624     78.68        360        358     2
2007-08-01                         17       2,927,565.48          0.12    7.131      603     77.79        360        359     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                   Page 19 of 19

Global Structured Finance

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================

---------------------------------------------------
General Pool Characteristics
---------------------------------------------------
Pool Size: $3,339,975,676.39
Loan Count: 22,007
Cutoff Date: 2004-09-01
Avg. Loan Balance: $151,768.79
Avg. Orig. Balance: $152,355.05
W.A. FICO: 621
W.A. Orig. CLTV: 77.78%
% over 80 CLTV: 41.62%
% over 90 CLTV: 7.73%
% over 95 CLTV: 0.81%
% over 100 CLTV: 0.00%
% w MI: 41.41%
% FREDDIE Conf: 87.11%
W.A. Gross Coupon: 6.840%
W.A. Orig. Term: 346 months
W.A. Rem. Term: 342 months
W.A. Age: 4 months
% Second Lien: 0.00%
% Silent Second: 0.00%
% Section 32: 0.00%
% with Prepay Penalty: 77.54%
% Balloon: 5.80%
% ARM: 75.01%
W.A. Roll Term: 21 months
W.A. Margin: 5.310%
W.A. Initial Cap (ARMs): 2.992%
W.A. Periodic Cap (ARMs): 1.008%
W.A. Ceiling (ARMs): 13.122%
W.A. Floor (ARMs): 7.121%
Max. Zipcode Conc.: 0.23%
---------------------------------------------------
* FICO not available for 113 loans, or
0.23% of the aggregate pool balance.
---------------------------------------------------


---------------------------------------------------
Cut-off Date Principal Balance             Percent
---------------------------------------------------
50,000 or less                                2.00%
50,001 - 150,000                             33.18
150,001 - 250,000                            34.47
250,001 - 350,000                            19.14
350,001 - 450,000                             7.01
450,001 - 550,000                             2.56
550,001 - 650,000                             0.82
650,001 - 750,000                             0.39
750,001 - 850,000                             0.38
850,001 - 950,000                             0.03
950,001 - 1,050,000                           0.03
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
Total: $3,339,975,676.39
Average: $151,768.79
Lowest: $9,299.94
Highest: $956,115.64
---------------------------------------------------


---------------------------------------------------
Original Balance                           Percent
---------------------------------------------------
50,000 or less                                1.98%
50,001 - 150,000                             32.84
150,001 - 250,000                            34.61
250,001 - 350,000                            19.25
350,001 - 450,000                             7.10
450,001 - 550,000                             2.53
550,001 - 650,000                             0.85
650,001 - 750,000                             0.39
750,001 - 850,000                             0.38
850,001 - 950,000                             0.03
950,001 - 1,050,000                           0.03
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
Total: $3,352,877,545.00
Average: $152,355.05
Lowest: $9,950.00
Highest: $960,000.00
---------------------------------------------------


---------------------------------------------------
Lien Position                              Percent
---------------------------------------------------
1                                           100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Coupon                                     Percent
---------------------------------------------------
3.001 - 4.000                                 0.07%
4.001 - 5.000                                 7.36
5.001 - 6.000                                22.97
6.001 - 7.000                                31.12
7.001 - 8.000                                21.43
8.001 - 9.000                                11.09
9.001 - 10.000                                4.46
10.001 - 11.000                               1.28
11.001 - 12.000                               0.21
12.001 - 13.000                               0.01
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 6.840%
Lowest: 3.500%
Highest:12.250%
---------------------------------------------------


---------------------------------------------------
Credit Score (where available)             Percent
---------------------------------------------------
500 - 549                                    11.53%
550 - 599                                    30.83
600 - 649                                    29.98
650 - 699                                    15.27
700 - 749                                     6.25
750 - 799                                     5.39
800 - 849                                     0.75
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 621
Lowest: 500
Highest: 821
---------------------------------------------------


---------------------------------------------------
Credit Grade                               Percent
---------------------------------------------------
Y1                                            1.66%
Y2                                            8.85
Y3                                            7.40
Y4                                           18.09
Y5                                           11.38
Y6                                           11.97
Y7                                           10.58
Y8                                            8.19
Y9                                           21.87
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Product Type                               Percent
---------------------------------------------------
1 Year ARM (One-Year CMT)                     0.62%
2/28 ARM (Six-Month LIBOR)                   71.49
3/27 ARM (Six-Month LIBOR)                    2.91
Fixed Rate                                   19.19
Fixed Rate (Balloon)                          5.80
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Index                                      Percent
---------------------------------------------------
6ML                                          74.39%
FIX                                          24.99
1CMT                                          0.62
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Loan Purpose                               Percent
---------------------------------------------------
C/O Refi                                     61.00%
Purchase                                     28.17
R/T Refi                                     10.83
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Property Type                              Percent
---------------------------------------------------
Condominium                                   4.10%
Manufactured Housing                          0.13
Planned Unit Development                      0.46
Single Family                                91.69
Two- to Four Family                           3.63
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
State                                      Percent
---------------------------------------------------
California                                   20.99%
New Jersey                                    5.69
Maryland                                      5.41
Illinois                                      4.86
Florida                                       4.48
Other                                        58.58
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Zip Code                                   Percent
---------------------------------------------------
95758                                         0.23%
20011                                         0.16
20772                                         0.15
21122                                         0.13
55304                                         0.13
Other                                        99.20
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Occupancy Status                           Percent
---------------------------------------------------
Primary Home                                 97.08%
Investment                                    2.24
Second Home                                   0.68
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Documentation                              Percent
---------------------------------------------------
Full Documentation*                          97.94%
Stated Income, Stated Asset                   2.06
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines -
Underwriting Guidelines.

---------------------------------------------------


---------------------------------------------------
Original Combined LTV                      Percent
---------------------------------------------------
60.0 or less                                 10.40%
60.1 - 70.0                                  12.88
70.1 - 80.0                                  35.10
80.1 - 85.0                                  16.28
85.1 - 90.0                                  17.60
90.1 - 95.0                                   6.92
95.1 - 100.0                                  0.81
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 77.78%
Lowest: 5.18%
Highest: 100.00%
---------------------------------------------------

---------------------------------------------------
Prepayment Penalty                         Percent
---------------------------------------------------
0                                            22.46%
12                                            1.91
24                                           55.66
36                                           19.96
60                                            0.01
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 26.8 months
Lowest: 0 months
Highest: 60 months
---------------------------------------------------


---------------------------------------------------
Original Term                              Percent
---------------------------------------------------
60                                            0.00%
120                                           0.05
180                                           7.77
240                                           0.21
300                                           0.04
360                                          91.92
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 345.6 months
Lowest: 60 months
Highest: 360 months
---------------------------------------------------


---------------------------------------------------
Remaining Term                             Percent
---------------------------------------------------
49 - 54                                       0.00%
109 - 114                                     0.01
115 - 120                                     0.04
121 - 168                                     0.00
169 - 174                                     0.90
175 - 180                                     6.87
229 - 234                                     0.04
235 - 240                                     0.17
289 - 294                                     0.01
295 - 300                                     0.03
343 - 348                                     0.02
349 - 354                                    12.72
355 - 360                                    79.18
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 341.9 months
Lowest: 54 months
Highest: 359 months
---------------------------------------------------


---------------------------------------------------
Cut-Off Loan Age                           Percent
---------------------------------------------------
1 - 6                                        98.64%
7 - 12                                        1.35
13 - 18                                       0.01
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 3.7 months
Lowest: 1 months
Highest: 17 months
---------------------------------------------------


---------------------------------------------------
Gross Margin (ARMs)                        Percent
---------------------------------------------------
1.01 - 2.00                                   0.02%
2.01 - 3.00                                   0.21
3.01 - 4.00                                  14.44
4.01 - 5.00                                  32.45
5.01 - 6.00                                  28.73
6.01 - 7.00                                  13.78
7.01 - 8.00                                   7.84
8.01 - 9.00                                   2.45
9.01 - 10.00                                  0.07
10.01 - 11.00                                 0.02
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 5.310%
Lowest: 1.250%
Highest: 10.250%
---------------------------------------------------


---------------------------------------------------
Initial Cap (ARMs)                         Percent
---------------------------------------------------
2.00                                          0.82%
3.00                                         99.18
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 2.992%
Lowest: 2.000%
Highest: 3.000%
---------------------------------------------------


---------------------------------------------------
Periodic Cap (ARMs)                        Percent
1.00                                         99.18%
2.00                                          0.82
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 1.008%
Lowest: 1.000%
Highest: 2.000%
---------------------------------------------------


---------------------------------------------------
Maximum Rate (ARMs)                        Percent
---------------------------------------------------
9.01 - 10.00                                  0.07%
10.01 - 11.00                                 2.69
11.01 - 12.00                                18.72
12.01 - 13.00                                32.14
13.01 - 14.00                                24.87
14.01 - 15.00                                13.72
15.01 - 16.00                                 5.80
16.01 - 17.00                                 1.71
17.01 - 18.00                                 0.28
18.01 - 19.00                                 0.01
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 13.122%
Lowest: 9.500%
Highest: 18.250%
---------------------------------------------------


---------------------------------------------------
Minimum Rate (ARMs)                        Percent
---------------------------------------------------
3.01 - 4.00                                   0.07%
4.01 - 5.00                                   2.69
5.01 - 6.00                                  18.72
6.01 - 7.00                                  32.15
7.01 - 8.00                                  24.85
8.01 - 9.00                                  13.72
9.01 - 10.00                                  5.80
10.01 - 11.00                                 1.71
11.01 - 12.00                                 0.28
12.01 - 13.00                                 0.01
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 7.121%
Lowest: 3.500%
Highest: 12.250%
---------------------------------------------------


---------------------------------------------------
Cut-Off Term to Roll (ARMs)                Percent
---------------------------------------------------
1 - 6                                         0.09%
7 - 12                                        0.76
13 - 18                                      14.33
19 - 24                                      80.95
25 - 30                                       0.67
31 - 36                                       3.20
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 20.6 months
Lowest: 6 months
Highest: 35 months
---------------------------------------------------


---------------------------------------------------
MICVG %                                    Percent
---------------------------------------------------
0.000                                        58.59%
6.000                                        16.24
12.000                                       17.56
16.000                                        6.95
30.000                                        0.01
35.000                                        0.66
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
MI Provider                                Percent
---------------------------------------------------
                                             58.51%
Amerin Guarantee                              7.19
MGIC                                          6.45
Premium Priced (PP)                           0.08
PMI                                           7.05
Republic                                     13.78
United Guaranty                               6.94
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance

                                  WFHET 2004-2
                                 Group 2&3 Loans

================================================================================

---------------------------------------------------
General Pool Characteristics
---------------------------------------------------
Pool Size: $834,720,447.11
Loan Count: 5,014
Cutoff Date: 2004-09-01
Avg. Loan Balance: $166,477.95
Avg. Orig. Balance: $167,287.33
W.A. FICO: 678
W.A. Orig. CLTV: 69.01%
% over 80 CLTV: 18.43%
% over 90 CLTV: 0.66%
% over 95 CLTV: 0.01%
% over 100 CLTV: 0.00%
% w MI: 18.33%
% FREDDIE Conf: 87.12%
W.A. Gross Coupon: 5.996%
W.A. Orig. Term: 302 months
W.A. Rem. Term: 299 months
W.A. Age: 3 months
% Second Lien: 0.00%
% Silent Second: 0.00%
% Section 32: 0.00%
% with Prepay Penalty: 79.47%
% Balloon: 23.22%
% ARM: 0.00%
W.A. Roll Term:
W.A. Margin:
W.A. Initial Cap (ARMs):
W.A. Periodic Cap (ARMs):
W.A. Ceiling (ARMs):
W.A. Floor (ARMs):
Max. Zipcode Conc.: 0.30%
---------------------------------------------------
* FICO not available for 2 loans, or
0.01% of the aggregate pool balance.
---------------------------------------------------


---------------------------------------------------
Cut-off Date Principal Balance             Percent
---------------------------------------------------
50,000 or less                                1.74%
50,001 - 150,000                             25.69
150,001 - 250,000                            35.90
250,001 - 350,000                            25.04
350,001 - 450,000                             8.28
450,001 - 550,000                             2.03
550,001 - 650,000                             0.70
650,001 - 750,000                             0.42
750,001 - 850,000                             0.19
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
Total: $834,720,447.11
Average: $166,477.95
Lowest:  $13,434.13
Highest: $798,028.66
---------------------------------------------------


---------------------------------------------------
Original Balance                           Percent
---------------------------------------------------
50,000 or less                                1.71%
50,001 - 150,000                             25.15
150,001 - 250,000                            36.16
250,001 - 350,000                            25.28
350,001 - 450,000                             8.36
450,001 - 550,000                             2.03
550,001 - 650,000                             0.70
650,001 - 750,000                             0.42
750,001 - 850,000                             0.19
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
Total: $838,778,652.00
Average: $167,287.33
Lowest:  $13,500.00
Highest: $800,000.00
---------------------------------------------------


---------------------------------------------------
Lien Position                              Percent
---------------------------------------------------
1                                           100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Coupon                                     Percent
---------------------------------------------------
3.001 - 4.000                                 0.08%
4.001 - 5.000                                21.37
5.001 - 6.000                                35.71
6.001 - 7.000                                28.03
7.001 - 8.000                                11.16
8.001 - 9.000                                 3.20
9.001 - 10.000                                0.45
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 5.996%
Lowest:  3.950%
Highest: 9.900%
---------------------------------------------------


---------------------------------------------------
Credit Score (where available)             Percent
---------------------------------------------------
500 - 549                                     1.35%
550 - 599                                    14.97
600 - 649                                    22.56
650 - 699                                    22.69
700 - 749                                    16.50
750 - 799                                    19.02
800 - 849                                     2.91
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 678
Lowest:  525
Highest: 821
---------------------------------------------------


---------------------------------------------------
Credit Grade                               Percent
---------------------------------------------------
Y2                                            0.67%
Y3                                            1.49
Y4                                           11.30
Y5                                            5.70
Y6                                            7.97
Y7                                            9.34
Y8                                            9.20
Y9                                           54.32
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Product Type                               Percent
---------------------------------------------------
Fixed Rate                                   76.78%
Fixed Rate (Balloon)                         23.22
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Index                                      Percent
---------------------------------------------------
FIX                                         100.00%
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Loan Purpose                               Percent
---------------------------------------------------
C/O Refi                                     68.46%
R/T Refi                                     17.63
Purchase                                     13.90
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Property Type                              Percent
---------------------------------------------------
Condominium                                   3.51%
Manufactured Housing                          0.12
Planned Unit Development                      1.47
Single Family                                90.40
Two- to Four Family                           4.50
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
State                                      Percent
---------------------------------------------------
California                                   36.86%
New York                                      6.86
New Jersey                                    6.33
Maryland                                      4.31
Florida                                       3.68
Other                                        41.96
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Zip Code                                   Percent
---------------------------------------------------
91709                                         0.30%
92009                                         0.28
91320                                         0.23
95758                                         0.23
95121                                         0.23
Other                                        98.73
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Occupancy Status                           Percent
---------------------------------------------------
Primary Home                                 96.56%
Investment                                    2.69
Second Home                                   0.75
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
Documentation                              Percent
---------------------------------------------------
Full Documentation*                          98.42%
Stated Income, Stated Asset                   1.58
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
*Includes Mortgage Loans with respect to
which borrower income has been
established using the alternative
methods described under "The Seller and
the Underwriting Guidelines -
Underwriting Guidelines.
---------------------------------------------------


---------------------------------------------------
Original Combined LTV                      Percent
---------------------------------------------------
60.0 or less                                 25.21%
60.1 - 70.0                                  21.89
70.1 - 80.0                                  34.47
80.1 - 85.0                                   9.21
85.1 - 90.0                                   8.56
90.1 - 95.0                                   0.65
95.1 - 100.0                                  0.01
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 69.01%
Lowest: 11.11%
Highest: 100.00%
---------------------------------------------------


---------------------------------------------------
Prepayment Penalty                         Percent
---------------------------------------------------
0                                            20.53%
12                                            7.18
24                                            1.43
36                                           70.83
60                                            0.03
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.:  33.6 months
Lowest:   0 months
Highest: 60 months
---------------------------------------------------


---------------------------------------------------
Original Term                              Percent
---------------------------------------------------
60                                            0.00%
120                                           0.21
180                                          31.10
240                                           0.83
300                                           0.17
360                                          67.68
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.:  302.4 months
Lowest:   60 months
Highest: 360 months
---------------------------------------------------


---------------------------------------------------
Remaining Term                             Percent
---------------------------------------------------
49 - 54                                       0.00%
109 - 114                                     0.05
115 - 120                                     0.16
121 - 168                                     0.01
169 - 174                                     3.59
175 - 180                                    27.50
229 - 234                                     0.14
235 - 240                                     0.69
289 - 294                                     0.04
295 - 300                                     0.13
349 - 354                                     5.62
355 - 360                                    62.05
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 299.0 months
Lowest: 54 months
Highest: 359 months
---------------------------------------------------


---------------------------------------------------
Cut-Off Loan Age                           Percent
---------------------------------------------------
1 - 6                                        98.72%
7 - 12                                        1.27
13 - 18                                       0.01
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------
W.A.: 3.4 months
Lowest: 1 months
Highest: 17 months
---------------------------------------------------


---------------------------------------------------
Gross Margin (ARMs)
---------------------------------------------------


---------------------------------------------------
Initial Cap (ARMs)
---------------------------------------------------


---------------------------------------------------
Periodic Cap (ARMs)
---------------------------------------------------


---------------------------------------------------
Maximum Rate (ARMs)
---------------------------------------------------


---------------------------------------------------
Minimum Rate (ARMs)
---------------------------------------------------


---------------------------------------------------
Cut-Off Term to Roll (ARMs)


---------------------------------------------------
MICVG %                                     Percent
---------------------------------------------------
0.000                                        81.67%
6.000                                         9.16
12.000                                        8.52
16.000                                        0.64
35.000                                        0.01
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------


---------------------------------------------------
MI Provider                                Percent
---------------------------------------------------
                                             81.67%
Amerin Guarantee                              3.56
MGIC                                          2.31
PMI                                           2.83
Republic                                      5.79
United Guaranty                               3.84
---------------------------------------------------
Total:                                      100.00%
---------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                       Page 1 of 1

                                     [WELLS
                                      FARGO
                                      LOGO]

--------------------------------------------------------------------------------


                             Wells Fargo Home Equity
                      Asset-Backed Securities 2004-2 Trust
              Home Equity Asset-Backed Certificates, Series 2004-2

                                Collateral Annex



   =========================================================================

                                Table of Contents

            >  Description of Total Mortgage Loans               2
            >  Description of Group 1 Mortgage Loans            16
            >  Description of Group 2&3 Mortgage Loans - ARM    26
            >  Description of Group 2&3 Mortgage Loans - FRM    40


   =========================================================================




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

Summary                                                                            Total        Minimum         Maximum
------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                               $4,906,641,221.44
Number of Loans                                                                   30,654
Average Current Loan Balance                                                 $160,065.28      $8,431.32     $988,000.55
(1) Weighted Average Combined Original LTV                                         74.97%          5.18%         100.00%
(1) Weighted Average Gross Coupon                                                  6.570%         3.500%         12.250%
(1) (2) Weighted Average Gross Margin                                              5.310%         1.250%         10.250%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                   21              6              35
(1) Weighted Average Remaining Term to Maturity (months)                             337             54             359
------------------------------------------------------------------------------------------------------------------------
 (1) Weighted Average reflected in Total.
 (2) Adjustable Loans Only.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Percent of Cut-off Date
                                                              Range                              Principal Balance
                                                              -----                              -----------------
      Product Type                                            Adjustable                               51.06%
                                                              Fixed                                    48.94%
      Fully Amortizing Mortgage Loans                                                                  94.44%
      Balloon Loans                                                                                     5.56%
      Lien                                                    First                                   100.00%
                                                              Second                                    0.00%
      Loans with MI (%)                                                                                33.55%

      Property Type                                           SFR                                      91.45%
                                                              2-4 Family                                3.68%
                                                              Condominium                               3.79%
                                                              Manufactured Housing                      0.15%

      Occupancy Status                                        Owner Occupied                           97.26%
                                                              Non-Owner Occupied                        2.07%
                                                              Second Home                               0.67%
      Geographic Distribution                                 California                               27.10%
                                                              New Jersey                                5.98%
                                                              New York                                  5.38%
                                                              Maryland                                  4.91%
                                                              Florida                                   4.14%

       Number of States (including DC)                        51
       Largest Zip Code Concentration                         95758 (CA)                                0.19%
       Loans with Prepayment Penalties                                                                 78.49%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Cut-off Date Principal Balance

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Principal Balance              Loans           Balance           Balance
----------------------------------------------------------------------------
less than 50,000.00              2,703       $101,625,033.92          2.07%
50,000.01 - 100,000.00           7,727        585,772,597.54         11.94
100,000.01 - 150,000.00          6,793        844,083,005.90         17.20
150,000.01 - 200,000.00          5,280        917,346,932.06         18.70
200,000.01 - 250,000.00          3,029        678,702,327.77         13.83
250,000.01 - 300,000.00          1,949        535,063,228.98         10.90
300,000.01 - 350,000.00          1,276        413,771,846.04          8.43
350,000.01 - 400,000.00          1,035        392,223,963.72          7.99
400,000.01 - 450,000.00            283        121,316,981.28          2.47
450,000.01 - 500,000.00            241        115,327,858.83          2.35
500,000.01 - 550,000.00            135         70,731,972.56          1.44
550,000.01 - 600,000.00            100         57,911,786.34          1.18
600,000.01 - 650,000.00             36         22,564,438.39          0.46
650,000.01 - 700,000.00             23         15,568,207.79          0.32
700,000.01 - 750,000.00             15         11,014,128.58          0.22
750,000.01 - 800,000.00             22         17,297,324.83          0.35
800,000.01 - 850,000.00              2          1,634,158.12          0.03
850,000.01 - 900,000.00              1            895,839.87          0.02
900,000.01 - 950,000.00              2          1,845,472.73          0.04
950,000.01 - 1,000,000.00            2          1,944,116.19          0.04
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Mortgage Coupons

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Mortgage Coupons               Loans           Balance           Balance
----------------------------------------------------------------------------
3.001 - 3.500                        1           $151,311.20          0.00%
3.501 - 4.000                       11          2,656,544.69          0.05
4.001 - 4.500                      554        152,949,466.09          3.12
4.501 - 5.000                    1,635        435,554,278.88          8.88
5.001 - 5.500                    2,473        596,456,993.86         12.16
5.501 - 6.000                    4,008        778,833,606.45         15.87
6.001 - 6.500                    4,175        698,015,230.75         14.23
6.501 - 7.000                    4,706        721,988,285.53         14.71
7.001 - 7.500                    3,540        472,653,360.74          9.63
7.501 - 8.000                    3,153        396,507,391.67          8.08
8.001 - 8.500                    2,090        226,331,247.62          4.61
8.501 - 9.000                    1,877        198,297,780.45          4.04
9.001 - 9.500                    1,016         99,650,752.68          2.03
9.501 - 10.000                     694         67,522,386.72          1.38
10.001 - 10.500                    344         30,931,422.66          0.63
10.501 - 11.000                    253         19,545,212.49          0.40
11.001 - 11.500                     95          6,724,535.03          0.14
11.501 - 12.000                     24          1,535,614.12          0.03
12.001 - 12.500                      5            335,799.81          0.01
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Product Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Product Type                   Loans           Balance           Balance
----------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)      16,245     $2,387,610,660.38         48.66%
Fixed Rate                      12,253      2,128,428,302.51         43.38
Fixed Rate (Balloon)             1,408        272,957,689.65          5.56
3/27 ARM (Six-Month LIBOR)         644         97,069,194.67          1.98
1 Year ARM (One-Year CMT)          104         20,575,374.23          0.42
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------


Remaining Term to Maturity

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Remaining Term to Maturity     Loans           Balance           Balance
----------------------------------------------------------------------------
<= 120                              32         $2,443,227.05          0.05%
121 - 180                        3,449        497,142,559.87         10.13
181 - 240                          129         21,510,073.35          0.44
241 - 300                           38          6,520,269.28          0.13
301 - 360                       27,006      4,379,025,091.89         89.25
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Combined Original LTV

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Combined Original LTV          Loans           Balance           Balance
----------------------------------------------------------------------------
0.01 - 10.00                         5           $224,687.03          0.00%
10.01 - 20.00                       85          8,884,013.09          0.18
20.01 - 30.00                      272         34,846,640.74          0.71
30.01 - 40.00                      614         99,747,646.45          2.03
40.01 - 50.00                    1,249        219,234,332.81          4.47
50.01 - 60.00                    2,063        382,883,322.32          7.80
60.01 - 70.00                    4,489        800,275,294.99         16.31
70.01 - 80.00                   10,445      1,702,073,997.78         34.69
80.01 - 90.00                    9,242      1,369,455,622.01         27.91
90.01 - 100.00                   2,190        289,015,664.22          5.89
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Geographic Distribution

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Geographic Distribution        Loans           Balance           Balance
----------------------------------------------------------------------------
California                       5,081     $1,329,477,490.27         27.10%
New Jersey                       1,510        293,217,326.64          5.98
New York                         1,314        263,864,325.35          5.38
Maryland                         1,272        240,882,765.45          4.91
Florida                          1,421        202,954,862.53          4.14
Illinois                         1,387        193,571,711.69          3.95
Virginia                         1,071        181,865,833.11          3.71
Minnesota                        1,061        171,579,768.74          3.50
Texas                            1,540        156,104,802.56          3.18
Pennsylvania                     1,115        135,477,737.06          2.76
Colorado                           628        116,493,196.20          2.37
Missouri                         1,072        113,344,977.73          2.31
Arizona                            741        109,151,474.51          2.22
Ohio                               971        102,729,958.22          2.09
Georgia                            690         94,734,822.35          1.93
Washington                         523         90,542,584.92          1.85
Nevada                             429         81,394,957.82          1.66
Massachusetts                      374         81,118,503.73          1.65
Wisconsin                          680         76,787,303.19          1.56
Michigan                           665         76,397,598.96          1.56
North Carolina                     508         59,692,570.95          1.22
Iowa                               564         49,594,990.39          1.01
Louisiana                          471         48,718,487.38          0.99
Tennessee                          465         48,068,021.17          0.98
Indiana                            538         47,448,237.36          0.97
South Carolina                     361         39,797,909.38          0.81
Oregon                             222         38,662,242.48          0.79
Connecticut                        201         37,917,755.22          0.77
Mississippi                        365         31,453,409.49          0.64
Kansas                             315         31,342,395.69          0.64
District of Columbia               169         30,620,960.47          0.62
Oklahoma                           325         27,644,723.40          0.56
Alabama                            310         26,608,905.74          0.54
Utah                               172         25,386,528.68          0.52
Nebraska                           245         23,145,036.19          0.47
Alaska                             144         22,139,594.21          0.45
Arkansas                           245         21,070,908.33          0.43
New Mexico                         165         19,474,570.15          0.40
Hawaii                              71         17,602,100.34          0.36
Idaho                              184         17,525,675.01          0.36
Rhode Island                        92         16,753,882.60          0.34
Kentucky                           147         16,332,396.19          0.33
Delaware                           102         16,235,908.49          0.33
West Virginia                      177         16,102,377.95          0.33
Wyoming                            129         14,492,930.95          0.30
New Hampshire                       80         13,381,045.38          0.27
Montana                            114         12,685,390.75          0.26
South Dakota                        90          9,079,400.70          0.19
Maine                               53          7,381,043.42          0.15
North Dakota                        64          5,417,032.84          0.11
Vermont                             21          3,172,789.11          0.06
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Property Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Property Type                  Loans           Balance           Balance
----------------------------------------------------------------------------
Single Family                   28,286     $4,486,949,113.21          91.45%
Condominium                      1,139        186,186,649.98           3.79
Two- to Four Family                988        180,364,381.96           3.68
Planned Unit Development           154         45,620,879.39           0.93
Manufactured Housing                86          7,363,308.65           0.15
Townhouse                            1            156,888.25           0.00
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44         100.00%
----------------------------------------------------------------------------


Loan Purpose

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Loan Purpose                   Loans           Balance           Balance
----------------------------------------------------------------------------
Cash Out Refinance              19,138     $3,105,556,753.86         63.29%
Purchase                         7,737      1,145,015,436.45         23.34
Rate/Term Refinance              3,779        656,069,031.13         13.37
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Occupancy Status

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Occupancy Status               Loans           Balance           Balance
----------------------------------------------------------------------------
Primary Home                    29,374     $4,772,113,682.99         97.26%
Investment                       1,057        101,655,913.94          2.07
Second Home                        223         32,871,624.51          0.67
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------


Documentation

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Documentation                  Loans           Balance           Balance
----------------------------------------------------------------------------
Full Documentation*             30,129     $4,818,883,040.88         98.21%
Stated Income, Stated Asset        525         87,758,180.56          1.79
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Credit Grade

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Credit Grade                   Loans           Balance           Balance
----------------------------------------------------------------------------
Y9                                7380     $1,613,597,446.27         32.89%
Y8                               2,499        420,855,962.84          8.58
Y7                               3,130        503,398,115.58         10.26
Y6                               3,377        506,358,256.16         10.32
Y5                               3,113        454,861,163.70          9.27
Y4                               5,529        747,136,555.79         15.23
Y3                               2,357        288,084,980.95          5.87
Y2                               2,663        312,311,080.49          6.37
Y1                                 606         60,037,659.66          1.22
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------


Prepayment Penalty Term

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Prepayment Penalty Term        Loans           Balance           Balance
----------------------------------------------------------------------------
No Prepayment Penalty            6,851     $1,055,412,896.80         21.51%
12                                 924        202,415,015.60          4.13
24                              13,096      1,877,097,083.68         38.26
36                               9,716      1,766,183,651.35         36.00
60                                  67          5,532,574.01          0.11
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Rate Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Rate Type                      Loans           Balance           Balance
----------------------------------------------------------------------------
Fixed Rate                      13,661     $2,401,385,992.16         48.94%
Adjustable Rate                 16,993      2,505,255,229.28         51.06
----------------------------------------------------------------------------
Total:                          30,654     $4,906,641,221.44        100.00%
----------------------------------------------------------------------------


Gross Margin

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Gross Margin                   Loans           Balance           Balance
----------------------------------------------------------------------------
1.001 - 1.500                        1           $135,591.03          0.01%
1.501 - 2.000                        1            325,065.26          0.01
2.001 - 2.500                        1            233,755.68          0.01
2.501 - 3.000                       21          4,986,415.96          0.20
3.001 - 3.500                      588         96,704,442.77          3.86
3.501 - 4.000                    1,579        264,965,587.48         10.58
4.001 - 4.500                    2,301        395,995,460.98         15.81
4.501 - 5.000                    2,649        417,022,152.82         16.65
5.001 - 5.500                    2,620        396,993,610.83         15.85
5.501 - 6.000                    2,325        322,770,893.64         12.88
6.001 - 6.500                    1,778        224,908,894.65          8.98
6.501 - 7.000                      969        120,265,092.18          4.80
7.001 - 7.500                      884        106,913,964.10          4.27
7.501 - 8.000                      756         89,441,481.88          3.57
8.001 - 8.500                      434         52,837,132.36          2.11
8.501 - 9.000                       69          8,490,117.13          0.34
9.001 - 9.500                        9          1,442,666.60          0.06
9.501 - 10.000                       5            349,336.56          0.01
10.001 - 10.500                      3            473,567.37          0.02
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Maximum Rate

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Maximum Rate                   Loans           Balance           Balance
----------------------------------------------------------------------------
9.001 - 9.500                        1           $151,311.20          0.01%
9.501 - 10.000                       6          1,588,875.23          0.06
10.001 - 10.500                     51         10,775,050.74          0.43
10.501 - 11.000                    265         56,644,894.53          2.26
11.001 - 11.500                    734        146,360,472.24          5.84
11.501 - 12.000                  1,708        322,634,117.60         12.88
12.001 - 12.500                  2,184        377,938,618.18         15.09
12.501 - 13.000                  2,676        427,160,801.05         17.05
13.001 - 13.500                  2,272        329,405,327.87         13.15
13.501 - 14.000                  2,184        293,530,824.74         11.72
14.001 - 14.500                  1,540        178,181,053.84          7.11
14.501 - 15.000                  1,459        165,594,793.62          6.61
15.001 - 15.500                    820         87,537,808.64          3.49
15.501 - 16.000                    541         57,831,030.95          2.31
16.001 - 16.500                    265         26,492,785.23          1.06
16.501 - 17.000                    196         16,252,787.91          0.65
17.001 - 17.500                     75          5,824,111.70          0.23
17.501 - 18.000                     14          1,151,753.88          0.05
18.001 - 18.500                      2            198,810.13          0.01
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Minimum Rate

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Minimum Rate                   Loans           Balance           Balance
----------------------------------------------------------------------------
3.001 - 3.500                        1           $151,311.20          0.01%
3.501 - 4.000                        6          1,588,875.23          0.06
4.001 - 4.500                       51         10,775,050.74          0.43
4.501 - 5.000                      265         56,644,894.53          2.26
5.001 - 5.500                      734        146,360,472.24          5.84
5.501 - 6.000                    1,708        322,634,117.60         12.88
6.001 - 6.500                    2,184        377,938,618.18         15.09
6.501 - 7.000                    2,678        427,550,794.93         17.07
7.001 - 7.500                    2,272        329,405,327.87         13.15
7.501 - 8.000                    2,182        293,140,830.86         11.70
8.001 - 8.500                    1,540        178,181,053.84          7.11
8.501 - 9.000                    1,459        165,594,793.62          6.61
9.001 - 9.500                      820         87,537,808.64          3.49
9.501 - 10.000                     541         57,831,030.95          2.31
10.001 - 10.500                    265         26,492,785.23          1.06
10.501 - 11.000                    196         16,252,787.91          0.65
11.001 - 11.500                     75          5,824,111.70          0.23
11.501 - 12.000                     14          1,151,753.88          0.05
12.001 - 12.500                      2            198,810.13          0.01
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Next Rate Adjustment Date

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Next Rate Adjustment Date      Loans           Balance           Balance
----------------------------------------------------------------------------
March 1, 2005                       12         $2,226,672.26          0.09%
April 1, 2005                       22          3,543,764.88          0.14
May 1, 2005                         25          5,529,481.74          0.22
June 1, 2005                        19          2,980,525.16          0.12
July 1, 2005                        23          5,501,440.18          0.22
August 1, 2005                       5          1,164,755.80          0.05
September 1, 2005                    2            201,918.87          0.01
October 1, 2005                      2            326,941.10          0.01
November 1, 2005                     3            650,192.25          0.03
December 1, 2005                     9          1,449,330.78          0.06
January 1, 2006                    150         19,842,348.10          0.79
February 1, 2006                    58          8,512,650.31          0.34
March 1, 2006                    2,329        328,227,501.48         13.10
March 18, 2006                       1             90,425.46          0.00
April 1, 2006                    3,229        468,518,667.72         18.70
May 1, 2006                      3,261        483,281,993.86         19.29
June 1, 2006                     3,137        473,880,664.17         18.92
July 1, 2006                     3,602        538,339,547.48         21.49
August 1, 2006                     460         63,917,213.01          2.55
December 1, 2006                     2            268,414.32          0.01
January 1, 2007                     19          2,811,141.23          0.11
February 1, 2007                     2            525,667.35          0.02
March 1, 2007                       98         13,194,312.25          0.53
April 1, 2007                      115         17,412,097.53          0.70
April 15, 2007                       1            163,875.56          0.01
May 1, 2007                        113         16,904,571.82          0.67
June 1, 2007                       131         19,659,925.29          0.78
July 1, 2007                       146         23,201,623.84          0.93
August 1, 2007                      17          2,927,565.48          0.12
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Total Mortgage Loans                                                [LOGO]
--------------------------------------------------------------------------------


Periodic Cap

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Periodic Cap                   Loans           Balance           Balance
----------------------------------------------------------------------------
1.000                           16,889     $2,484,679,855.05         99.18%
2.000                              104         20,575,374.23          0.82
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group I Mortgage Loans                                              [LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                              GROUP I LOANS SUMMARY
--------------------------------------------------------------------------------

Summary                                                                            Total        Minimum        Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                               $1,566,665,545.05
Number of Loans                                                                    8,647
Average Current Loan Balance                                                 $181,180.24      $8,431.32    $988,000.55
(1) Weighted Average Combined Original LTV                                         68.98%          5.81%        100.00%
(1) Weighted Average Gross Coupon                                                  5.995%         3.875%        12.250%
(1) (2) Weighted Average Gross Margin                                                N/A
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  N/A
(1) Weighted Average Remaining Term to Maturity (months)                             328            112            359
   (1) Weighted Average reflected in Total.
   (2) Adjustable Loans Only.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Percent of Cut-off Date
                                                           Range                              Principal Balance
                                                           -----                              -----------------
      Product Type                                         Adjustable
                                                           Fixed                                   100.00%
      Fully Amortizing Mortgage Loans                                                               94.95%
      Balloon Loans                                                                                  5.05%
      Lien                                                 First                                   100.00%
                                                           Second                                    0.00%
      Loans with MI (%)                                                                             16.81%

      Property Type                                        SFR                                      90.93%
                                                           2-4 Family                                3.78%
                                                           Condominium                               3.15%
                                                           Manufactured Housing                      0.19%

      Occupancy Status                                     Owner Occupied                           97.64%
                                                           Non-Owner Occupied                        1.71%
                                                           Second Home                               0.65%
      Geographic Distribution                              California                               40.12%
                                                           New York                                  7.87%
                                                           New Jersey                                6.58%
                                                           Maryland                                  3.85%
                                                           Virginia                                  3.73%

      Number of States (including DC)                      51
      Largest Zip Code Concentration                       94526 (CA)                                0.33%
      Loans with Prepayment Penalties                                                               80.52%

-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group I Mortgage Loans                                              [LOGO]
--------------------------------------------------------------------------------


Cut-off Date Principal Balance

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Principal Balance              Loans           Balance           Balance
----------------------------------------------------------------------------
less than 50,000.00                939        $34,991,327.66          2.23%
50,000.01 - 100,000.00           1,847        137,436,145.87          8.77
100,000.01 - 150,000.00          1,479        184,369,171.75         11.77
150,000.01 - 200,000.00          1,418        247,828,197.00         15.82
200,000.01 - 250,000.00            878        197,031,551.57         12.58
250,000.01 - 300,000.00            603        165,785,438.88         10.58
300,000.01 - 350,000.00            440        143,617,948.82          9.17
350,000.01 - 400,000.00            598        227,066,097.01         14.49
400,000.01 - 450,000.00            122         52,393,907.55          3.34
450,000.01 - 500,000.00            122         58,271,344.39          3.72
500,000.01 - 550,000.00             81         42,206,658.81          2.69
550,000.01 - 600,000.00             67         38,782,691.99          2.48
600,000.01 - 650,000.00             23         14,400,208.90          0.92
650,000.01 - 700,000.00             10          6,760,334.55          0.43
700,000.01 - 750,000.00              9          6,630,766.21          0.42
750,000.01 - 800,000.00              8          6,302,777.66          0.40
850,000.01 - 900,000.00              1            895,839.87          0.06
900,000.01 - 950,000.00              1            907,136.01          0.06
950,000.01 - 1,000,000.00            1            988,000.55          0.06
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group I Mortgage Loans                                              [LOGO]
--------------------------------------------------------------------------------


Mortgage Coupons

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Mortgage Coupons               Loans           Balance           Balance
----------------------------------------------------------------------------
3.501 - 4.000                        2           $399,460.29          0.03%
4.001 - 4.500                      295         82,047,077.90          5.24
4.501 - 5.000                      905        260,624,422.46         16.64
5.001 - 5.500                    1,134        312,078,724.31         19.92
5.501 - 6.000                    1,426        296,128,015.19         18.90
6.001 - 6.500                    1,199        202,522,388.44         12.93
6.501 - 7.000                    1,194        178,045,278.22         11.36
7.001 - 7.500                      769         87,629,801.18          5.59
7.501 - 8.000                      613         65,809,629.18          4.20
8.001 - 8.500                      356         31,441,317.59          2.01
8.501 - 9.000                      289         22,716,210.03          1.45
9.001 - 9.500                      152          9,049,957.01          0.58
9.501 - 10.000                     144          9,020,927.99          0.58
10.001 - 10.500                     79          4,438,637.43          0.28
10.501 - 11.000                     57          3,292,424.58          0.21
11.001 - 11.500                     20            900,423.33          0.06
11.501 - 12.000                     10            383,860.24          0.02
12.001 - 12.500                      3            136,989.68          0.01
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group I Mortgage Loans                                              [LOGO]
--------------------------------------------------------------------------------


Product Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Product Type                   Loans           Balance           Balance
----------------------------------------------------------------------------
Fixed Rate                       8,394     $1,487,521,868.37         94.95%
Fixed Rate (Balloon)               253         79,143,676.68          5.05
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Original Term to Maturity

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Original Term to Maturity      Loans           Balance           Balance
----------------------------------------------------------------------------
<= 120                              11           $638,506.35          0.04%
121 - 180                        1,664        237,511,137.33         15.16
181 - 240                           85         14,582,117.08          0.93
241 - 300                           31          5,067,554.48          0.32
301 - 360                        6,856      1,308,866,229.81         83.54
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group I Mortgage Loans                                              [LOGO]
--------------------------------------------------------------------------------


Remaining Term to Maturity

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Remaining Term to Maturity     Loans           Balance           Balance
----------------------------------------------------------------------------
<= 120                              11           $638,506.35          0.04%
121 - 180                        1,664        237,511,137.33         15.16
181 - 240                           85         14,582,117.08          0.93
241 - 300                           31          5,067,554.48          0.32
301 - 360                        6,856      1,308,866,229.81         83.54
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Combined Original LTV

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Combined Original LTV          Loans           Balance           Balance
----------------------------------------------------------------------------
0.01 - 10.00                         2            $59,824.94          0.00%
10.01 - 20.00                       38          4,354,163.33          0.28
20.01 - 30.00                      135         18,038,110.02          1.15
30.01 - 40.00                      297         52,703,842.33          3.36
40.01 - 50.00                      612        117,836,034.72          7.52
50.01 - 60.00                      979        205,491,052.60         13.12
60.01 - 70.00                    1,788        370,060,501.76         23.62
70.01 - 80.00                    2,909        529,608,593.06         33.80
80.01 - 90.00                    1,605        237,662,571.51         15.17
90.01 - 100.00                     282         30,850,850.78          1.97
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group I Mortgage Loans                                              [LOGO]
--------------------------------------------------------------------------------


Geographic Distribution

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Geographic Distribution        Loans           Balance           Balance
----------------------------------------------------------------------------
California                       2,199       $628,481,121.53         40.12%
New York                           602        123,308,589.15          7.87
New Jersey                         523        103,066,780.35          6.58
Maryland                           307         60,304,167.07          3.85
Virginia                           314         58,466,189.16          3.73
Florida                            378         53,288,516.92          3.40
Texas                              506         50,850,131.83          3.25
Pennsylvania                       380         46,299,486.91          2.96
Illinois                           196         31,396,192.03          2.00
Minnesota                          166         29,950,334.40          1.91
Ohio                               262         28,363,193.87          1.81
Colorado                           138         27,699,467.84          1.77
Arizona                            157         23,842,021.27          1.52
Massachusetts                       99         21,737,518.97          1.39
Missouri                           202         21,693,933.62          1.38
Washington                         104         19,871,356.70          1.27
Georgia                            153         18,519,940.52          1.18
Nevada                              85         17,288,865.67          1.10
Wisconsin                          124         15,110,428.67          0.96
Louisiana                          155         14,929,163.05          0.95
Connecticut                         73         14,927,712.68          0.95
Indiana                            126         12,000,408.46          0.77
Michigan                           113         11,760,971.71          0.75
Tennessee                          124         11,752,145.42          0.75
North Carolina                      98         11,202,669.26          0.72
Alabama                            136         10,384,968.19          0.66
Oregon                              49         10,295,370.75          0.66
South Carolina                      97          7,941,808.13          0.51
Iowa                                91          7,597,239.48          0.48
Hawaii                              28          7,543,249.67          0.48
Oklahoma                            94          7,187,615.82          0.46
Mississippi                        107          7,174,041.85          0.46
District of Columbia                37          6,855,206.69          0.44
Rhode Island                        30          5,684,356.57          0.36
Utah                                27          4,416,611.96          0.28
Arkansas                            55          3,828,339.52          0.24
Kansas                              40          3,562,837.96          0.23
Kentucky                            36          3,449,675.42          0.22
Idaho                               37          3,419,360.76          0.22
New Hampshire                       17          2,997,716.46          0.19
Wyoming                             25          2,817,326.78          0.18
New Mexico                          24          2,795,535.86          0.18
Delaware                            18          2,770,179.51          0.18
Nebraska                            35          2,446,154.86          0.16
West Virginia                       30          2,061,896.36          0.13
Montana                             17          1,531,351.41          0.10
Maine                                9          1,408,431.30          0.09
Alaska                               8          1,023,214.78          0.07
South Dakota                         6            591,666.08          0.04
North Dakota                         8            386,649.51          0.02
Vermont                              2            383,432.31          0.02
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group I Mortgage Loans                                              [LOGO]
--------------------------------------------------------------------------------


Property Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Property Type                  Loans           Balance           Balance
----------------------------------------------------------------------------
Single Family                    7,928     $1,424,608,709.55         90.93%
Two- to Four Family                325         59,188,583.99          3.78
Condominium                        264         49,395,205.14          3.15
Planned Unit Development            98         30,398,338.15          1.94
Manufactured Housing                31          2,917,819.97          0.19
Townhouse                            1            156,888.25          0.01
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Loan Purpose

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Loan Purpose                   Loans           Balance           Balance
----------------------------------------------------------------------------
Cash Out Refinance               6,068     $1,068,189,910.43         68.18%
Rate/Term Refinance              1,389        294,471,102.38         18.80
Purchase                         1,190        204,004,532.24         13.02
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group I Mortgage Loans                                              [LOGO]
--------------------------------------------------------------------------------


Occupancy Status

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Occupancy Status               Loans           Balance           Balance
----------------------------------------------------------------------------
Primary Home                     8,277     $1,529,697,213.02         97.64%
Investment                         305         26,771,915.51          1.71
Second Home                         65         10,196,416.52          0.65
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Documentation

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Documentation                  Loans           Balance           Balance
----------------------------------------------------------------------------
Full Documentation*              8,523     $1,547,776,304.18         98.79%
Stated Income, Stated Asset        124         18,889,240.87          1.21
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group I Mortgage Loans                                              [LOGO]
--------------------------------------------------------------------------------


Credit Grade

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Credit Grade                   Loans           Balance           Balance
----------------------------------------------------------------------------
Y9                                3638       $883,214,599.00         56.38%
Y8                                 853        147,237,245.35          9.40
Y7                                 907        149,889,236.29          9.57
Y6                                 772        106,503,621.91          6.80
Y5                                 570         74,675,426.73          4.77
Y4                               1,158        142,851,167.71          9.12
Y3                                 422         41,024,739.20          2.62
Y2                                 248         16,698,279.29          1.07
Y1                                  79          4,571,229.57          0.29
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Prepayment Penalty Term

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Prepayment Penalty Term        Loans           Balance           Balance
----------------------------------------------------------------------------
No Prepayment Penalty            2,108       $305,253,169.37         19.48%
12                                 610        138,623,140.24          8.85
24                                 114         18,198,983.13          1.16
36                               5,752      1,099,384,867.65         70.17
60                                  63          5,205,384.66          0.33
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group I Mortgage Loans                                              [LOGO]
--------------------------------------------------------------------------------


Rate Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Rate Type                      Loans           Balance           Balance
----------------------------------------------------------------------------
Fixed Rate                       8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------
Total:                           8,647     $1,566,665,545.05        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                           GROUP 2&3 ARM LOANS SUMMARY
--------------------------------------------------------------------------------


Summary                                                                            Total        Minimum         Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                               $2,505,255,229.28
Number of Loans                                                                   16,993
Average Current Loan Balance                                                 $147,428.66      $9,299.94     $956,115.64
(1) Weighted Average Combined Original LTV                                         80.70%          5.18%         100.00%
(1) Weighted Average Gross Coupon                                                  7.121%         3.500%         12.250%
(1)(2) Weighted Average Gross Margin                                               5.310%         1.250%         10.250%
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                    21              6              35
(1) Weighted Average Remaining Term to Maturity (months)                             356            344             359
-----------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Percent of Cut-off Date
                                                             Range                              Principal Balance
                                                             -----                              -----------------
      Product Type                                           Adjustable                              100.00%
                                                             Fixed                                     0.00%
      Fully Amortizing Mortgage Loans                                                                100.00%
      Balloon Loans                                                                                    0.00%
      Lien                                                   First                                   100.00%
                                                             Second                                    0.00%
      Loans with MI (%)                                                                               49.10%

      Property Type                                          SFR                                      92.12%
                                                             2-4 Family                                3.34%
                                                             Condominium                               4.29%
                                                             Manufactured Housing                      0.14%

       Occupancy Status                                      Owner Occupied                           97.25%
                                                             Non-Owner Occupied                        2.09%
                                                             Second Home                               0.66%
      Geographic Distribution                                California                               15.70%
                                                             Maryland                                  5.77%
                                                             Illinois                                  5.77%
                                                             New Jersey                                5.48%
                                                             Florida                                   4.75%

       Number of States (including DC)                       51
       Largest Zip Code Concentration                        95758 (CA)                                0.23%
       Loans with Prepayment Penalties                                                                76.90%
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Cut-off Date Principal Balance

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Principal Balance              Loans           Balance           Balance
----------------------------------------------------------------------------
less than 50,000.00              1,377        $52,139,314.22          2.08%
50,000.01 - 100,000.00           4,754        362,480,494.77         14.47
100,000.01 - 150,000.00          4,288        531,095,783.70         21.20
150,000.01 - 200,000.00          2,961        512,168,825.06         20.44
200,000.01 - 250,000.00          1,518        339,315,496.36         13.54
250,000.01 - 300,000.00            909        249,121,217.36          9.94
300,000.01 - 350,000.00            560        181,289,398.70          7.24
350,000.01 - 400,000.00            285        106,878,845.41          4.27
400,000.01 - 450,000.00            136         58,113,476.46          2.32
450,000.01 - 500,000.00             95         45,424,708.95          1.81
500,000.01 - 550,000.00             44         23,186,530.82          0.93
550,000.01 - 600,000.00             24         13,891,350.00          0.55
600,000.01 - 650,000.00             12          7,559,134.44          0.30
650,000.01 - 700,000.00             11          7,473,538.57          0.30
700,000.01 - 750,000.00              3          2,189,346.48          0.09
750,000.01 - 800,000.00             12          9,399,157.50          0.38
800,000.01 - 850,000.00              2          1,634,158.12          0.07
900,000.01 - 950,000.00              1            938,336.72          0.04
950,000.01 - 1,000,000.00            1            956,115.64          0.04
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Mortgage Coupons

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Mortgage Coupons               Loans           Balance           Balance
----------------------------------------------------------------------------
3.001 - 3.500                        1           $151,311.20          0.01%
3.501 - 4.000                        6          1,588,875.23          0.06
4.001 - 4.500                       51         10,775,050.74          0.43
4.501 - 5.000                      265         56,644,894.53          2.26
5.001 - 5.500                      734        146,360,472.24          5.84
5.501 - 6.000                    1,708        322,634,117.60         12.88
6.001 - 6.500                    2,184        377,938,618.18         15.09
6.501 - 7.000                    2,678        427,550,794.93         17.07
7.001 - 7.500                    2,272        329,405,327.87         13.15
7.501 - 8.000                    2,182        293,140,830.86         11.70
8.001 - 8.500                    1,540        178,181,053.84          7.11
8.501 - 9.000                    1,459        165,594,793.62          6.61
9.001 - 9.500                      820         87,537,808.64          3.49
9.501 - 10.000                     541         57,831,030.95          2.31
10.001 - 10.500                    265         26,492,785.23          1.06
10.501 - 11.000                    196         16,252,787.91          0.65
11.001 - 11.500                     75          5,824,111.70          0.23
11.501 - 12.000                     14          1,151,753.88          0.05
12.001 - 12.500                      2            198,810.13          0.01
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Product Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Product Type                   Loans           Balance           Balance
----------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)      16,245     $2,387,610,660.38         95.30%
3/27 ARM (Six-Month LIBOR)         644         97,069,194.67          3.87
1 Year ARM (One-Year CMT)          104         20,575,374.23          0.82
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Original Term to Maturity

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Original Term to Maturity      Loans           Balance           Balance
----------------------------------------------------------------------------
301 - 360                       16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Remaining Term to Maturity

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Remaining Term to Maturity     Loans           Balance           Balance
----------------------------------------------------------------------------
301 - 360                       16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Combined Original LTV

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Combined Original LTV          Loans           Balance           Balance
----------------------------------------------------------------------------
0.01 - 10.00                         3           $164,862.09          0.01%
10.01 - 20.00                       23          1,377,095.23          0.05
20.01 - 30.00                       52          4,681,154.26          0.19
30.01 - 40.00                      135         15,227,386.12          0.61
40.01 - 50.00                      282         35,672,728.91          1.42
50.01 - 60.00                      588         79,808,587.94          3.19
60.01 - 70.00                    1,703        247,460,811.77          9.88
70.01 - 80.00                    5,751        884,749,983.31         35.32
80.01 - 90.00                    6,593        983,423,475.75         39.25
90.01 - 100.00                   1,863        252,689,143.90         10.09
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Geographic Distribution

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Geographic Distribution        Loans           Balance           Balance
----------------------------------------------------------------------------
California                       1,637       $393,305,541.39         15.70%
Maryland                           763        144,614,955.96          5.77
Illinois                         1,074        144,520,482.26          5.77
New Jersey                         702        137,342,791.81          5.48
Florida                            815        118,987,885.57          4.75
Minnesota                          713        112,127,293.83          4.48
Virginia                           578         95,743,691.09          3.82
New York                           413         83,255,813.72          3.32
Missouri                           757         79,037,501.71          3.15
Texas                              772         78,114,716.77          3.12
Arizona                            487         70,485,231.41          2.81
Colorado                           378         68,681,201.26          2.74
Georgia                            474         68,144,619.94          2.72
Pennsylvania                       545         64,683,446.36          2.58
Washington                         355         59,213,318.24          2.36
Michigan                           490         57,008,284.85          2.28
Nevada                             287         54,113,236.17          2.16
Ohio                               517         53,666,887.55          2.14
Massachusetts                      221         48,636,805.25          1.94
Wisconsin                          431         48,311,824.50          1.93
North Carolina                     354         42,537,527.78          1.70
Iowa                               423         37,781,603.25          1.51
Tennessee                          276         30,220,866.42          1.21
Indiana                            344         29,965,762.84          1.20
Kansas                             263         26,826,238.75          1.07
Louisiana                          243         26,806,161.68          1.07
South Carolina                     209         26,150,494.97          1.04
Oregon                             126         20,784,835.02          0.83
District of Columbia               110         20,673,653.25          0.83
Alaska                             130         20,122,457.48          0.80
Mississippi                        206         20,010,115.25          0.80
Connecticut                        104         18,309,652.98          0.73
Nebraska                           177         17,914,074.71          0.72
Utah                               118         17,518,618.65          0.70
Oklahoma                           193         16,987,951.78          0.68
New Mexico                         130         16,014,054.56          0.64
Arkansas                           167         15,664,026.80          0.63
Alabama                            137         13,063,495.00          0.52
West Virginia                      127         12,615,647.23          0.50
Delaware                            70         11,644,401.93          0.46
Idaho                              121         11,514,974.62          0.46
Kentucky                            94         10,959,551.38          0.44
Rhode Island                        51          9,110,434.66          0.36
Montana                             78          8,867,756.66          0.35
New Hampshire                       52          8,782,403.53          0.35
Wyoming                             80          8,613,394.15          0.34
South Dakota                        67          7,177,412.22          0.29
Hawaii                              28          6,536,481.12          0.26
Maine                               36          4,740,853.68          0.19
North Dakota                        52          4,701,920.14          0.19
Vermont                             18          2,642,877.15          0.11
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Property Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Property Type                  Loans           Balance           Balance
----------------------------------------------------------------------------
Single Family                   15,775     $2,307,720,115.18         92.12%
Condominium                        696        107,502,999.22          4.29
Two- to Four Family                465         83,637,704.41          3.34
Manufactured Housing                42          3,459,505.49          0.14
Planned Unit Development            15          2,934,904.98          0.12
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Loan Purpose

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Loan Purpose                   Loans           Balance           Balance
----------------------------------------------------------------------------
Cash Out Refinance               9,568     $1,465,875,956.52         58.51%
Purchase                         5,850        824,978,152.41         32.93
Rate/Term Refinance              1,575        214,401,120.35          8.56
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Occupancy Status

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Occupancy Status               Loans           Balance           Balance
----------------------------------------------------------------------------
Primary Home                    16,357     $2,436,375,135.72         97.25%
Investment                         513         52,465,449.98          2.09
Second Home                        123         16,414,643.58          0.66
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Documentation

----------------------------------------------------------------------------
                                                                  Percent
                               Number                             of Loans
                                 of           Aggregate         by Scheduled
                              Mortgage   Scheduled Principal     Principal
Documentation                  Loans           Balance            Balance
----------------------------------------------------------------------------
Full Documentation*             16,677      $2,449,555,571.01         97.78%
Stated Income, Stated Asset        316          55,699,658.27          2.22
----------------------------------------------------------------------------
Total:                          16,993      $2,505,255,229.28        100.00%
----------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


Credit Grade

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Credit Grade                   Loans           Balance           Balance
----------------------------------------------------------------------------
Y9                               1,568       $276,998,679.95         11.06%
Y8                               1,160        196,792,647.80          7.86
Y7                               1,666        275,519,399.83         11.00
Y6                               2,120        333,325,082.35         13.31
Y5                               2,168        332,568,813.37         13.27
Y4                               3,633        509,960,088.51         20.36
Y3                               1,803        234,593,727.73          9.36
Y2                               2,348        290,030,359.65         11.58
Y1                                 527         55,466,430.09          2.21
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Prepayment Penalty Term

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Prepayment Penalty Term        Loans           Balance           Balance
----------------------------------------------------------------------------
No Prepayment Penalty            3,553       $578,786,878.80         23.10%
12                                  20          3,820,613.62          0.15
24                              12,907      1,846,937,304.84         73.72
36                                 512         75,594,682.20          3.02
60                                   1            115,749.82          0.00
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Rate Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Rate Type                      Loans           Balance           Balance
----------------------------------------------------------------------------
Adjustable Rate                 16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Gross Margin

-----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Gross Margin                   Loans           Balance           Balance
----------------------------------------------------------------------------
1.001 - 1.500                        1           $135,591.03          0.01%
1.501 - 2.000                        1            325,065.26          0.01
2.001 - 2.500                        1            233,755.68          0.01
2.501 - 3.000                       21          4,986,415.96          0.20
3.001 - 3.500                      588         96,704,442.77          3.86
3.501 - 4.000                    1,579        264,965,587.48         10.58
4.001 - 4.500                    2,301        395,995,460.98         15.81
4.501 - 5.000                    2,649        417,022,152.82         16.65
5.001 - 5.500                    2,620        396,993,610.83         15.85
5.501 - 6.000                    2,325        322,770,893.64         12.88
6.001 - 6.500                    1,778        224,908,894.65          8.98
6.501 - 7.000                      969        120,265,092.18          4.80
7.001 - 7.500                      884        106,913,964.10          4.27
7.501 - 8.000                      756         89,441,481.88          3.57
8.001 - 8.500                      434         52,837,132.36          2.11
8.501 - 9.000                       69          8,490,117.13          0.34
9.001 - 9.500                        9          1,442,666.60          0.06
9.501 - 10.000                       5            349,336.56          0.01
10.001 - 10.500                      3            473,567.37          0.02
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Maximum Rate

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Maximum Rate                   Loans           Balance           Balance
----------------------------------------------------------------------------
9.001 - 9.500                        1           $151,311.20          0.01%
9.501 - 10.000                       6          1,588,875.23          0.06
10.001 - 10.500                     51         10,775,050.74          0.43
10.501 - 11.000                    265         56,644,894.53          2.26
11.001 - 11.500                    734        146,360,472.24          5.84
11.501 - 12.000                  1,708        322,634,117.60         12.88
12.001 - 12.500                  2,184        377,938,618.18         15.09
12.501 - 13.000                  2,676        427,160,801.05         17.05
13.001 - 13.500                  2,272        329,405,327.87         13.15
13.501 - 14.000                  2,184        293,530,824.74         11.72
14.001 - 14.500                  1,540        178,181,053.84          7.11
14.501 - 15.000                  1,459        165,594,793.62          6.61
15.001 - 15.500                    820         87,537,808.64          3.49
15.501 - 16.000                    541         57,831,030.95          2.31
16.001 - 16.500                    265         26,492,785.23          1.06
16.501 - 17.000                    196         16,252,787.91          0.65
17.001 - 17.500                     75          5,824,111.70          0.23
17.501 - 18.000                     14          1,151,753.88          0.05
18.001 - 18.500                      2            198,810.13          0.01
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Minimum Rate

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Minimum Rate                   Loans           Balance           Balance
----------------------------------------------------------------------------
3.001 - 3.500                        1           $151,311.20          0.01%
3.501 - 4.000                        6          1,588,875.23          0.06
4.001 - 4.500                       51         10,775,050.74          0.43
4.501 - 5.000                      265         56,644,894.53          2.26
5.001 - 5.500                      734        146,360,472.24          5.84
5.501 - 6.000                    1,708        322,634,117.60         12.88
6.001 - 6.500                    2,184        377,938,618.18         15.09
6.501 - 7.000                    2,678        427,550,794.93         17.07
7.001 - 7.500                    2,272        329,405,327.87         13.15
7.501 - 8.000                    2,182        293,140,830.86         11.70
8.001 - 8.500                    1,540        178,181,053.84          7.11
8.501 - 9.000                    1,459        165,594,793.62          6.61
9.001 - 9.500                      820         87,537,808.64          3.49
9.501 - 10.000                     541         57,831,030.95          2.31
10.001 - 10.500                    265         26,492,785.23          1.06
10.501 - 11.000                    196         16,252,787.91          0.65
11.001 - 11.500                     75          5,824,111.70          0.23
11.501 - 12.000                     14          1,151,753.88          0.05
12.001 - 12.500                      2            198,810.13          0.01
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Next Rate Adjustment Date

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Next Rate Adjustment Date      Loans           Balance           Balance
----------------------------------------------------------------------------
March 1, 2005                       12         $2,226,672.26          0.09%
April 1, 2005                       22          3,543,764.88          0.14
May 1, 2005                         25          5,529,481.74          0.22
June 1, 2005                        19          2,980,525.16          0.12
July 1, 2005                        23          5,501,440.18          0.22
August 1, 2005                       5          1,164,755.80          0.05
September 1, 2005                    2            201,918.87          0.01
October 1, 2005                      2            326,941.10          0.01
November 1, 2005                     3            650,192.25          0.03
December 1, 2005                     9          1,449,330.78          0.06
January 1, 2006                    150         19,842,348.10          0.79
February 1, 2006                    58          8,512,650.31          0.34
March 1, 2006                    2,329        328,227,501.48         13.10
March 18, 2006                       1             90,425.46          0.00
April 1, 2006                    3,229        468,518,667.72         18.70
May 1, 2006                      3,261        483,281,993.86         19.29
June 1, 2006                     3,137        473,880,664.17         18.92
July 1, 2006                     3,602        538,339,547.48         21.49
August 1, 2006                     460         63,917,213.01          2.55
December 1, 2006                     2            268,414.32          0.01
January 1, 2007                     19          2,811,141.23          0.11
February 1, 2007                     2            525,667.35          0.02
March 1, 2007                       98         13,194,312.25          0.53
April 1, 2007                      115         17,412,097.53          0.70
April 15, 2007                       1            163,875.56          0.01
May 1, 2007                        113         16,904,571.82          0.67
June 1, 2007                       131         19,659,925.29          0.78
July 1, 2007                       146         23,201,623.84          0.93
August 1, 2007                      17          2,927,565.48          0.12
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2 & 3 ARM Mortgage Loans                                      [LOGO]
--------------------------------------------------------------------------------


Periodic Cap

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Periodic Cap                   Loans           Balance           Balance
----------------------------------------------------------------------------
1.000                           16,889     $2,484,679,855.05         99.18%
2.000                              104         20,575,374.23          0.82
----------------------------------------------------------------------------
Total:                          16,993     $2,505,255,229.28        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2&3 FIX Mortgage Loans                                        [LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTON OF THE COLLATERAL
                           GROUP 2&3 FIX LOANS SUMMARY
--------------------------------------------------------------------------------

Summary                                                                            Total        Minimum        Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                                 $834,720,447.11
Number of Loans                                                                    5,014
Average Current Loan Balance                                                 $166,477.95     $13,434.13    $798,028.66
(1) Weighted Average Combined Original LTV                                         69.01%         11.11%        100.00%
(1) Weighted Average Gross Coupon                                                  5.996%         3.950%         9.900%
(1) (2) Weighted Average Gross Margin                                                N/A
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  N/A
(1) Weighted Average Remaining Term to Maturity (months)                             299             54            359
-----------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Percent of Cut-off Date
                                                              Range                              Principal Balance
                                                              -----                              -----------------
      Product Type                                            Adjustable                                0.00%
                                                              Fixed                                   100.00%
      Fully Amortizing Mortgage Loans                                                                  76.78%
      Balloon Loans                                                                                    23.22%
      Lien                                                    First                                   100.00%
                                                              Second                                    0.00%
      Loans with MI (%)                                                                                33.55%

      Property Type                                           SFR                                      90.40%
                                                              2-4 Family                                4.50%
                                                              Condominium                               3.51%
                                                              Manufactured Housing                      0.12%

      Occupancy Status                                        Owner Occupied                           96.56%
                                                              Non-Owner Occupied                        2.69%
                                                              Second Home                               0.75%
      Geographic Distribution                                 California                               36.86%
                                                              New York                                  6.86%
                                                              New Jersey                                6.33%
                                                              Maryland                                  4.31%
                                                              Florida                                   3.68%

      Number of States (including DC)                         51
      Largest Zip Code Concentration                          91709 (CA)                                0.30%
      Loans with Prepayment Penalties                                                                  79.47%
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2&3 FIX Mortgage Loans                                        [LOGO]
--------------------------------------------------------------------------------


Cut-off Date Principal Balance

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Principal Balance              Loans           Balance           Balance
----------------------------------------------------------------------------
less than 50,000.00                387        $14,494,392.04          1.74%
50,000.01 - 100,000.00           1,126         85,855,956.90         10.29
100,000.01 - 150,000.00          1,026        128,618,050.45         15.41
150,000.01 - 200,000.00            901        157,349,910.00         18.85
200,000.01 - 250,000.00            633        142,355,279.84         17.05
250,000.01 - 300,000.00            437        120,156,572.74         14.39
300,000.01 - 350,000.00            276         88,864,498.52         10.65
350,000.01 - 400,000.00            152         58,279,021.30          6.98
400,000.01 - 450,000.00             25         10,809,597.27          1.29
450,000.01 - 500,000.00             24         11,631,805.49          1.39
500,000.01 - 550,000.00             10          5,338,782.93          0.64
550,000.01 - 600,000.00              9          5,237,744.35          0.63
600,000.01 - 650,000.00              1            605,095.05          0.07
650,000.01 - 700,000.00              2          1,334,334.67          0.16
700,000.01 - 750,000.00              3          2,194,015.89          0.26
750,000.01 - 800,000.00              2          1,595,389.67          0.19
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2&3 FIX Mortgage Loans                                        [LOGO]
--------------------------------------------------------------------------------


Mortgage Coupons

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Mortgage Coupons               Loans           Balance           Balance
----------------------------------------------------------------------------
3.501 - 4.000                        3           $668,209.17          0.08%
4.001 - 4.500                      208         60,127,337.45          7.20
4.501 - 5.000                      465        118,284,961.89         14.17
5.001 - 5.500                      605        138,017,797.31         16.53
5.501 - 6.000                      874        160,071,473.66         19.18
6.001 - 6.500                      792        117,554,224.13         14.08
6.501 - 7.000                      834        116,392,212.38         13.94
7.001 - 7.500                      499         55,618,231.69          6.66
7.501 - 8.000                      358         37,556,931.63          4.50
8.001 - 8.500                      194         16,708,876.19          2.00
8.501 - 9.000                      129          9,986,776.80          1.20
9.001 - 9.500                       44          3,062,987.03          0.37
9.501 - 10.000                       9            670,427.78          0.08
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2&3 FIX Mortgage Loans                                        [LOGO]
--------------------------------------------------------------------------------


Product Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Product Type                   Loans           Balance           Balance
----------------------------------------------------------------------------
Fixed Rate                       3,859       $640,906,434.14         76.78%
Fixed Rate (Balloon)             1,155        193,814,012.97         23.22
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11        100.00%
----------------------------------------------------------------------------


Original Term to Maturity

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Original Term to Maturity      Loans           Balance           Balance
----------------------------------------------------------------------------
<= 120                              21         $1,804,720.70          0.22%
121 - 180                        1,785        259,631,422.54         31.10
181 - 240                           44          6,927,956.27          0.83
241 - 300                            7          1,452,714.80          0.17
301 - 360                        3,157        564,903,632.80         67.68
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2&3 FIX Mortgage Loans                                        [LOGO]
--------------------------------------------------------------------------------


Remaining Term to Maturity

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Remaining Term to Maturity     Loans           Balance           Balance
----------------------------------------------------------------------------
<= 120                              21         $1,804,720.70           0.22%
121 - 180                        1,785        259,631,422.54          31.10
181 - 240                           44          6,927,956.27           0.83
241 - 300                            7          1,452,714.80           0.17
301 - 360                        3,157        564,903,632.80          67.68
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11         100.00%
----------------------------------------------------------------------------


Combined Original LTV

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Combined Original LTV          Loans           Balance           Balance
----------------------------------------------------------------------------
10.01 - 20.00                       24         $3,152,754.53          0.38%
20.01 - 30.00                       85         12,127,376.46          1.45
30.01 - 40.00                      182         31,816,418.00          3.81
40.01 - 50.00                      355         65,725,569.18          7.87
50.01 - 60.00                      496         97,583,681.78         11.69
60.01 - 70.00                      998        182,753,981.46         21.89
70.01 - 80.00                    1,785        287,715,421.41         34.47
80.01 - 90.00                    1,044        148,369,574.75         17.77
90.01 - 100.00                      45          5,475,669.54          0.66
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2&3 FIX Mortgage Loans                                        [LOGO]
--------------------------------------------------------------------------------


Geographic Distribution

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Geographic Distribution        Loans           Balance           Balance
----------------------------------------------------------------------------
California                       1,245       $307,690,827.35         36.86%
New York                           299         57,299,922.48          6.86
New Jersey                         285         52,807,754.48          6.33
Maryland                           202         35,963,642.42          4.31
Florida                            228         30,678,460.04          3.68
Minnesota                          182         29,502,140.51          3.53
Virginia                           179         27,655,952.86          3.31
Texas                              262         27,139,953.96          3.25
Pennsylvania                       190         24,494,803.79          2.93
Ohio                               192         20,699,876.80          2.48
Colorado                           112         20,112,527.10          2.41
Illinois                           117         17,655,037.40          2.12
Arizona                             97         14,824,221.83          1.78
Wisconsin                          125         13,365,050.02          1.60
Missouri                           113         12,613,542.40          1.51
Washington                          64         11,457,909.98          1.37
Massachusetts                       54         10,744,179.51          1.29
Nevada                              57          9,992,855.98          1.20
Georgia                             63          8,070,261.89          0.97
Michigan                            62          7,628,342.40          0.91
Oregon                              47          7,582,036.71          0.91
Louisiana                           73          6,983,162.65          0.84
Tennessee                           65          6,095,009.33          0.73
North Carolina                      56          5,952,373.91          0.71
South Carolina                      55          5,705,606.28          0.68
Indiana                             68          5,482,066.06          0.66
Connecticut                         24          4,680,389.56          0.56
Mississippi                         52          4,269,252.39          0.51
Iowa                                50          4,216,147.66          0.51
Hawaii                              15          3,522,369.55          0.42
Oklahoma                            38          3,469,155.80          0.42
Utah                                27          3,451,298.07          0.41
Alabama                             37          3,160,442.55          0.38
District of Columbia                22          3,092,100.53          0.37
Wyoming                             24          3,062,210.02          0.37
Nebraska                            33          2,784,806.62          0.33
Idaho                               26          2,591,339.63          0.31
Montana                             19          2,286,282.68          0.27
Rhode Island                        11          1,959,091.37          0.23
Kentucky                            17          1,923,169.39          0.23
Delaware                            14          1,821,327.05          0.22
New Hampshire                       11          1,600,925.39          0.19
Arkansas                            23          1,578,542.01          0.19
West Virginia                       20          1,424,834.36          0.17
South Dakota                        17          1,310,322.40          0.16
Maine                                8          1,231,758.44          0.15
Alaska                               6            993,921.95          0.12
Kansas                              12            953,318.98          0.11
New Mexico                          11            664,979.73          0.08
North Dakota                         4            328,463.19          0.04
Vermont                              1            146,479.65          0.02
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2&3 FIX Mortgage Loans                                        [LOGO]
--------------------------------------------------------------------------------


Property Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Property Type                  Loans           Balance           Balance
----------------------------------------------------------------------------
Single Family                    4,583       $754,620,288.48         90.40%
Two- to Four Family                198         37,538,093.56          4.50
Condominium                        179         29,288,445.62          3.51
Planned Unit Development            41         12,287,636.26          1.47
Manufactured Housing                13            985,983.19          0.12
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11        100.00%
----------------------------------------------------------------------------


Loan Purpose

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Loan Purpose                   Loans           Balance           Balance
----------------------------------------------------------------------------
Cash Out Refinance               3,502       $571,490,886.91         68.46%
Rate/Term Refinance                815        147,196,808.40         17.63
Purchase                           697        116,032,751.80         13.90
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11        100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2&3 FIX Mortgage Loans                                        [LOGO]
--------------------------------------------------------------------------------


Occupancy Status

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Occupancy Status               Loans           Balance           Balance
----------------------------------------------------------------------------
Primary Home                     4,740       $806,041,334.25          96.56%
Investment                         239         22,418,548.45           2.69
Second Home                         35          6,260,564.41           0.75
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11         100.00%
----------------------------------------------------------------------------


Documentation

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Documentation                  Loans           Balance           Balance
----------------------------------------------------------------------------
Full Documentation*              4,929       $821,551,165.69          98.42%
Stated Income, Stated Asset         85         13,169,281.42           1.58
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11         100.00%
----------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2&3 FIX Mortgage Loans                                        [LOGO]
--------------------------------------------------------------------------------


Credit Grade

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Credit Grade                   Loans           Balance           Balance
----------------------------------------------------------------------------
Y9                               2,174       $453,384,167.32          54.32%
Y8                                 486         76,826,069.69           9.20
Y7                                 557         77,989,479.46           9.34
Y6                                 485         66,529,551.90           7.97
Y5                                 375         47,616,923.60           5.70
Y4                                 738         94,325,299.57          11.30
Y3                                 132         12,466,514.02           1.49
Y2                                  67          5,582,441.55           0.67
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11         100.00%
----------------------------------------------------------------------------


Prepayment Penalty Term

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Prepayment Penalty Term        Loans           Balance           Balance
----------------------------------------------------------------------------
No Prepayment Penalty            1,190       $171,372,848.63          20.53%
                         12        294         59,971,261.74           7.18
                         24         75         11,960,795.71           1.43
                         36      3,452        591,204,101.50          70.83
                         60          3            211,439.53           0.03
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11         100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust        WELLS
     Home Equity Asset-Backed Certificates, Series 2004-2                FARGO
     Group 2&3 FIX Mortgage Loans                                        [LOGO]
--------------------------------------------------------------------------------


Rate Type

----------------------------------------------------------------------------
                                                                 Percent
                               Number                            of Loans
                                 of           Aggregate        by Scheduled
                              Mortgage   Scheduled Principal    Principal
Rate Type                      Loans           Balance           Balance
----------------------------------------------------------------------------
Fixed Rate                       5,014       $834,720,447.11         100.00%
----------------------------------------------------------------------------
Total:                           5,014       $834,720,447.11         100.00%
----------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        Banc of America Securities [Logo]

--------------------------------------------------------------------------------

                             Wells Fargo Home Equity
                      Asset-Backed Securities 2004-2 Trust

              Home Equity Asset-Backed Certificates, Series 2004-2

                   Detailed Collateral Computational Material


                                Table of Contents



              >    Description of Total Mortgage Loans                   2
              >    Description of Group 1 Mortgage Loans                19
              >    Description of Group 2&3 Mortgage Loans - ARM        31
              >    Description of Group 2&3 Mortgage Loans - FRM        48




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded assets. by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by The issuer of the securities has not prepared, the issuer of the securities. reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as unde rwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

Summary                                                                            Total        Minimum         Maximum
------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                               $4,906,641,221.44
Number of Loans                                                                   30,654
Average Current Loan Balance                                                 $160,065.28      $8,431.32     $988,000.55
(1) Weighted Average Combined Original LTV                                         74.97%          5.18%         100.00%
(1) Weighted Average Gross Coupon                                                  6.570%         3.500%         12.250%
(1)(3) Weighted Average Credit Score                                                 639            500             821
(1)(2) Weighted Average Gross Margin                                               5.310%         1.250%         10.250%
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                    21              6              35
(1) Weighted Average Remaining Term to Maturity (months)                             337             54             359
------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only.
(3) Where Credit Scores are available.

------------------------------------------------------------------------------------------
                                                                Percent of Cut-off Date
                                         Range                     Principal Balance
                                         -----                     -----------------
      Product Type                       Adjustable                       51.06%
                                         Fixed                            48.94%
      Fully Amortizing Mortgage Loans                                     94.44%
      Balloon Loans                                                        5.56%
      Lien                               First                           100.00%
                                         Second                            0.00%
      Loans with MI (%)                                                   33.55%

      Property Type                      SFR                              91.45%
                                         2-4 Family                        3.68%
                                         Condominium                       3.79%
                                         Manufactured Housing              0.15%

      Occupancy Status                   Owner Occupied                   97.26%
                                         Non-Owner Occupied                2.07%
                                         Second Home                       0.67%
      Geographic Distribution            California                       27.10%
                                         New Jersey                        5.98%
                                         New York                          5.38%
                                         Maryland                          4.91%
                                         Florida                           4.14%

      Number of States (including DC)    51
      Largest Zip Code Concentration     95758 (CA)                        0.19%
      Loans with Prepayment Penalties                                     78.49%
------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no represent ation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed material only. herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 2

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Range of Mortgage Coupons

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                       1        $151,311.20          0.00%   3.500%     691     80.00%       360        356     4
3.501 - 4.000                      11       2,656,544.69          0.05    3.913      710     62.67        311        307     4
4.001 - 4.500                     554     152,949,466.09          3.12    4.450      749     53.51        317        313     3
4.501 - 5.000                   1,635     435,554,278.88          8.88    4.849      726     60.51        331        328     3
5.001 - 5.500                   2,473     596,456,993.86         12.16    5.328      700     67.58        339        336     3
5.501 - 6.000                   4,008     778,833,606.45         15.87    5.824      657     73.70        336        332     4
6.001 - 6.500                   4,175     698,015,230.75         14.23    6.324      631     76.64        340        336     4
6.501 - 7.000                   4,706     721,988,285.53         14.71    6.809      616     79.64        342        338     4
7.001 - 7.500                   3,540     472,653,360.74          9.63    7.315      604     81.67        347        343     4
7.501 - 8.000                   3,153     396,507,391.67          8.08    7.796      594     83.31        348        345     4
8.001 - 8.500                   2,090     226,331,247.62          4.61    8.309      581     82.65        351        347     4
8.501 - 9.000                   1,877     198,297,780.45          4.04    8.799      565     81.40        353        349     4
9.001 - 9.500                   1,016      99,650,752.68          2.03    9.316      554     80.12        355        351     4
9.501 - 10.000                    694      67,522,386.72          1.38    9.785      546     78.84        353        349     4
10.001 - 10.500                   344      30,931,422.66          0.63   10.309      541     78.96        352        348     4
10.501 - 11.000                   253      19,545,212.49          0.40   10.777      538     78.44        351        348     4
11.001 - 11.500                    95       6,724,535.03          0.14   11.288      539     79.35        353        350     4
11.501 - 12.000                    24       1,535,614.12          0.03   11.797      525     76.39        351        348     3
12.001 - 12.500                     5         335,799.81          0.01   12.212      529     74.43        360        358     2
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. d on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as This material is base such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to The information contained in this material may be based on assumptions regarding market conditions and other securities that ultimately are not sold. matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are Information ultimately offered for sale pursuant to such registration statement. contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets backing any material only. information regarding such assets. securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as unde rwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Combined Original Loan-to-Value Ratio


----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
..01 - 10.00                         5        $224,687.03          0.00%   7.819%     604      7.93%       360        357     3
10.01 - 15.00                      30       2,687,696.44          0.05    5.770      697     12.89        328        324     3
15.01 - 20.00                      55       6,196,316.65          0.13    5.710      719     18.29        329        326     3
20.01 - 25.00                     101      12,385,489.25          0.25    5.658      697     22.76        313        310     3
25.01 - 30.00                     171      22,461,151.49          0.46    5.602      704     27.67        314        310     3
30.01 - 35.00                     250      38,142,194.01          0.78    5.596      700     32.81        313        310     3
35.01 - 40.00                     364      61,605,452.44          1.26    5.522      705     37.62        322        319     3
40.01 - 45.00                     518      85,865,971.06          1.75    5.579      692     42.76        325        322     3
45.01 - 50.00                     731     133,368,361.75          2.72    5.576      695     47.81        328        325     3
50.01 - 55.00                     879     163,640,226.03          3.34    5.631      684     52.79        325        322     3
55.01 - 60.00                   1,184     219,243,096.29          4.47    5.797      672     57.79        332        328     3
60.01 - 65.00                   2,042     398,480,357.00          8.12    5.795      670     63.19        337        334     4
65.01 - 70.00                   2,447     401,794,937.99          8.19    6.293      641      68.6        339        336     4
70.01 - 75.00                   3,080     485,124,940.95          9.89    6.576      627     73.78        341        337     4
75.01 - 80.00                   7,365   1,216,949,056.83         24.80    6.467      638     79.39        341        337     4
80.01 - 85.00                   4,648     677,419,277.86         13.81    7.272      600     84.43        347        343     4
85.01 - 90.00                   4,594     692,036,344.15         14.10    7.187      621     89.62        349        345     4
90.01 - 95.00                   2,003     258,645,666.89          5.27    7.708      626     94.78        355        351     4
95.01 - 100.00                    187      30,369,997.33          0.62    7.551      659     99.08        360        356     3
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to The information contained in this material may be based on assumptions regarding market conditions and other securities that ultimately are not sold. matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately Information offered for sale pursuant to such registration statement. contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets backing any material only. information regarding such assets. securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent forthe issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Cut-off Date Principal Balance

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00             2,703    $101,625,033.92          2.07%   8.046%     594     72.46%       321        317     4
50,000.01 - 75,000.00           3,729     235,322,945.81          4.80    7.682      603     77.45        336        332     4
75,000.01 - 100,000.00          3,998     350,449,651.73          7.14    7.403      607     77.71        340        336     4
100,000.01 - 125,000.00         3,610     405,764,459.84          8.27    7.239      612     78.23        342        338     4
125,000.01 - 150,000.00         3,183     438,318,546.06          8.93    7.064      618     77.30        343        339     4
150,000.01 - 175,000.00         2,870     465,114,737.82          9.48    6.699      624     76.75        341        338     4
175,000.01 - 200,000.00         2,410     452,232,194.24          9.22    6.549      629     75.58        342        338     4
200,000.01 - 225,000.00         1,657     352,052,461.68          7.18    6.451      636     75.24        341        338     4
225,000.01 - 250,000.00         1,372     326,649,866.09          6.66    6.317      646     74.63        343        339     4
250,000.01 - 275,000.00         1,025     268,960,492.81          5.48    6.195      651     74.74        345        341     4
275,000.01 - 300,000.00           924     266,102,736.17          5.42    6.064      655     73.35        344        341     4
300,000.01 - 325,000.00           678     211,942,777.03          4.32    6.040      659     74.04        344        341     4
325,000.01 - 350,000.00           598     201,829,069.01          4.11    5.926      670     72.14        340        337     3
350,000.01 - 375,000.00           441     159,892,403.45          3.26    5.848      676     73.57        337        334     3
375,000.01 - 400,000.00           594     232,331,560.27          4.74    5.493      698     67.61        337        333     3
400,000.01 - 425,000.00           111      45,946,620.83          0.94    6.065      667     74.86        353        350     4
425,000.01 - 450,000.00           172      75,370,360.45          1.54    6.124      675     74.14        345        341     4
450,000.01 - 475,000.00           101      46,671,984.52          0.95    6.071      679     74.77        348        344     3
475,000.01 - 500,000.00           140      68,655,874.31          1.40    5.882      677     72.77        342        339     3
500,000.01 - 525,000.00            85      43,719,306.31          0.89    5.899      684     71.92        326        323     3
525,000.01 - 550,000.00            50      27,012,666.25          0.55    6.083      675     71.89        345        342     3
550,000.01 - 575,000.00            39      21,850,871.01          0.45    5.720      698     68.33        323        320     4
575,000.01 - 600,000.00            61      36,060,915.33          0.73    5.513      702     62.34        334        330     4
600,000.01 - 625,000.00            16       9,795,533.86          0.20    5.662      696     68.72        360        356     4
625,000.01 - 650,000.00            20      12,768,904.53          0.26    5.859      679     73.45        342        339     3
650,000.01 - 675,000.00            10       6,610,038.54          0.13    5.957      676     67.11        306        302     4
675,000.01 - 700,000.00            13       8,958,169.25          0.18    6.002      679     71.06        346        343     3
700,000.01 - 725,000.00             5       3,590,512.13          0.07    5.991      708     69.68        360        357     3
725,000.01 - 750,000.00            10       7,423,616.45          0.15    5.977      726     64.28        342        338     4
750,000.01 - 775,000.00             7       5,360,249.36          0.11    6.526      626     70.04        360        356     4
775,000.01 - 800,000.00            15      11,937,075.47          0.24    5.816      699     64.42        360        357     3
800,000.01 - 825,000.00             2       1,634,158.12          0.03    6.250      653     70.65        360        358     2
875,000.01 - 900,000.00             1         895,839.87          0.02    5.375      697     78.61        360        357     3
900,000.01 - 925,000.00             1         907,136.01          0.02    5.750      636     70.00        360        357     3
925,000.01 - 950,000.00             1         938,336.72          0.02    6.625      685     35.63        360        358     2
950,000.01 - 975,000.00             1         956,115.64          0.02    7.125      616     64.00        360        355     5
975,000.01 - 1,000,000.00           1         988,000.55          0.02    5.250      728     75.00        360        355     5
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to The information contained in this material may be based on assumptions regarding market conditions and other securities that ultimately are not sold. matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are Information ultimately offered for sale pursuant to such registration statement. contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets backing any material only. information regarding such assets. securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent forthe issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Original Term to Maturity

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
<= 60                               1         $32,704.15          0.00%   6.990%     721     70.00%        60         54     6
61 - 120                           31       2,410,522.90          0.05    6.099      703     53.70        120        115     5
121 - 180                       3,449     497,142,559.87         10.13    6.095      663     69.21        180        177     3
181 - 240                         129      21,510,073.35          0.44    5.872      687     65.85        240        236     4
241 - 300                          38       6,520,269.28          0.13    5.993      687     66.52        300        296     4
301 - 360                      27,006   4,379,025,091.89         89.25    6.629      636     75.69        360        356     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------

Remaining Term to Maturity


----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity    Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
51 - 55                             1         $32,704.15          0.00%   6.990%     721     70.00%        60         54     6
111 - 115                          17       1,229,130.94          0.03    6.325      663     55.59        120        114     6
116 - 120                          14       1,181,391.96          0.02    5.864      745     51.73        120        116     4
156 - 160                           1          33,494.06          0.00    7.240      517     33.96        180        158    22
161 - 165                           1          58,730.22          0.00    7.020      591     80.00        180        163    17
166 - 170                           1         212,541.66          0.00    5.375      798     37.72        180        170    10
171 - 175                       1,039     123,983,789.67          2.53    6.524      638     72.95        180        174     6
176 - 180                       2,407     372,854,004.26          7.60    5.952      671     67.99        180        177     3
231 - 235                          46       7,152,390.30          0.15    5.988      670     65.50        240        234     6
236 - 240                          83      14,357,683.05          0.29    5.815      695     66.02        240        237     3
291 - 295                          17       2,803,362.44          0.06    6.361      681     72.84        300        294     6
296 - 300                          21       3,716,906.84          0.08    5.715      692     61.76        300        297     3
341 - 345                           3         468,831.38          0.01    7.031      702     77.37        360        345    15
346 - 350                          11       1,694,648.41          0.03    7.087      628     75.60        360        349    11
351 - 355                       8,644   1,271,728,644.46         25.92    6.903      616     77.90        360        354     6
356 - 360                      18,348   3,105,132,967.64         63.28    6.516      644     74.79        360        357     3
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to The information contained in this material may be based on assumptions regarding market conditions and other securities that ultimately are not sold. matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are Information ultimately offered for sale pursuant to such registration statement. contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets backing any material only. information regarding such assets. securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent forthe issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Credit Score

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
801 - 850                         176     $42,158,841.66          0.86%   4.994%     806     54.11%       328        325     3
751 - 800                       1,877     481,024,584.93          9.80    5.150      773     60.82        335        332     3
701 - 750                       2,178     494,167,848.30         10.07    5.433      724     68.42        331        328     3
651 - 700                       4,751     852,551,345.86         17.38    6.018      673     75.65        334        331     4
601 - 650                       8,664   1,341,138,624.33         27.33    6.687      625     79.53        341        337     4
551 - 600                       9,139   1,251,517,745.51         25.51    7.164      578     78.57        348        344     4
501 - 550                       3,703     432,611,835.38          8.82    8.542      533     74.44        354        350     4
500                                28       2,609,905.02          0.05    9.297      500     67.74        356        353     4
N/A                               138       8,860,490.45          0.18    9.114      N/A     72.34        357        353     4
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------

Credit Grade

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Y9                              7,380  $1,613,597,446.27         32.89%   5.496%     724     68.26%       333        330     3
Y8                              2,499     420,855,962.84          8.58    6.307      651     78.91        336        332     4
Y7                              3,130     503,398,115.58         10.26    6.554      632     79.60        338        334     4
Y6                              3,377     506,358,256.16         10.32    6.824      611     80.14        343        339     4
Y5                              3,113     454,861,163.70          9.27    7.036      590     80.84        348        344     4
Y4                              5,529     747,136,555.79         15.23    6.967      585     77.56        346        342     4
Y3                              2,357     288,084,980.95          5.87    7.568      553     74.65        352        348     4
Y2                              2,663     312,311,080.49          6.37    9.004      546     75.23        356        352     4
Y1                                606      60,037,659.66          1.22    9.380      510     68.77        354        350     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material only. the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent forthe issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------


Property Type

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Single Family                  28,286  $4,486,949,113.21         91.45%   6.585%     638     75.24%       341        337     4
Condominium                     1,139     186,186,649.98          3.79    6.470      648     75.06        344        340     4
Two- to Four Family               988     180,364,381.96          3.68    6.576      635     70.79        345        341     4
Planned Unit Development          154      45,620,879.39          0.93    5.481      725     65.25        343        339     3
Manufactured Housing               86       7,363,308.65          0.15    7.113      611     71.34        333        327     6
Townhouse                           1         156,888.25          0.00    4.625      694     72.73        180        175     5
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------


Occupancy Status

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Primary Home                   29,374  $4,772,113,682.99         97.26%   6.563%     639     75.16%       341        338     4
Investment                      1,057     101,655,913.94          2.07    6.912      644     68.17        335        331     4
Second Home                       223      32,871,624.51          0.67    6.553      654     69.41        338        335     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to The information contained in this material may be based on assumptions regarding market conditions and other securities that ultimately are not sold. matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately Information offered for sale pursuant to such registration statement. contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets backing any material only. information regarding such assets. securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent forthe issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Documentation

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation*            30,129  $4,818,883,040.88         98.21%   6.566%     639     75.01%       341        337     4
Stated Income, Stated Asset       525      87,758,180.56          1.79    6.804      655     72.64        340        334     6
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------


*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.

Loan Purpose




----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance             19,138  $3,105,556,753.86         63.29%   6.539%     631     73.02%       339        335     4
Purchase                        7,737   1,145,015,436.45         23.34    6.918      642     83.04        349        346     4
Rate/Term Refinance             3,779     656,069,031.13         13.37    6.112      672     70.11        337        333     3
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether material only. regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent forthe issuer in connection with the proposed transaction. 9

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Product Type


----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)     16,245  $2,387,610,660.38         48.66%   7.139%     601     80.77%       360        356     4
Fixed Rate                     12,253   2,128,428,302.51         43.38    5.988      679     68.48        339        336     3
Fixed Rate (Balloon)            1,408     272,957,689.65          5.56    6.056      667     72.99        180        177     3
3/27 ARM (Six-Month LIBOR)        644      97,069,194.67          1.98    6.623      619     78.67        360        356     4
1 Year ARM (One-Year CMT)         104      20,575,374.23          0.42    7.492      610     82.13        360        356     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------



Lien Position


----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
1                              30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to The information contained in this material may be based on assumptions regarding market conditions and other securities that ultimately are not sold. matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are Information ultimately offered for sale pursuant to such registration statement. contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets backing any material only. information regarding such assets. securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent forthe issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

MI Provider

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
MI Coverage                   Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee                1,973    $297,065,415.18          6.05%   7.152%     625     89.07%       349        346     3
MGIC                            1,756     256,255,014.05          5.22    7.239      617     88.54        351        348     4
Not Insured                    19,249   3,253,271,213.03         66.30    6.193      652     68.10        337        333     4
Premium Priced (PP)                42       6,986,367.21          0.14    6.864      666     93.00        345        341     4
PMI                             1,919     279,936,964.15          5.71    7.365      613     88.56        351        348     3
Republic                        3,807     537,529,189.75         10.96    7.359      609     88.27        349        344     4
United Guaranty                 1,908     275,597,058.07          5.62    7.427      610     88.14        347        344     3
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------


MI Coverage (%)

                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
MI Coverage %                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
 0                             19,291  $3,260,257,580.24         66.45%   6.194%     652     68.15%       337        333     4
 6                              4,637     675,448,399.64         13.77    7.280      600     84.47        347        343     4
12                              4,591     690,581,311.62         14.07    7.187      621     89.65        349        345     4
16                              1,978     254,839,019.48          5.19    7.739      625     94.85        355        352     4
30                                  1         170,393.16          0.00    7.875      646     90.48        360        355     5
35                                156      25,344,517.30          0.52    7.492      666     99.86        360        356     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether material only. regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent forthe issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Prepayment Penalty Term


----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
No Prepayment Term              6,851  $1,055,412,896.80         21.51%   6.967%     625     76.31%       341        337     4
12                                924     202,415,015.60          4.13    5.652      691     65.36        339        335     4
24                             13,096   1,877,097,083.68         38.26    7.073      602     81.12        359        355     4
36                              9,716   1,766,183,651.35         36.00    5.902      681     68.74        322        319     3
60                                 67       5,532,574.01          0.11    7.169      643     75.10        306        300     6
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to The information contained in this material may be based on assumptions regarding market conditions and other securities that ultimately are not sold. matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are Information ultimately offered for sale pursuant to such registration statement. contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein supersedes all prior Any information in the material, whether regarding the assets backing any material only. information regarding such assets. securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent forthe issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------


Geographic Distribution

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
Geographic                   Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Distribution                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
California                      5,081  $1,329,477,490.27         27.10%   5.667%     682     66.81%       339        335     3
New Jersey                      1,510     293,217,326.64          5.98    6.741      620     73.22        342        339     4
New York                        1,314     263,864,325.35          5.38    6.198      648     68.93        339        335     4
Maryland                        1,272     240,882,765.45          4.91    6.752      622     77.47        343        340     4
Florida                         1,421     202,954,862.53          4.14    6.949      615     78.91        343        339     4
Illinois                        1,387     193,571,711.69          3.95    7.157      617     80.57        349        345     4
Virginia                        1,071     181,865,833.11          3.71    6.649      633     77.12        337        333     4
Minnesota                       1,061     171,579,768.74          3.50    6.779      623     77.58        339        336     3
Texas                           1,540     156,104,802.56          3.18    7.365      623     78.23        331        328     4
Pennsylvania                    1,115     135,477,737.06          2.76    6.797      626     77.92        341        337     4
Colorado                          628     116,493,196.20          2.37    6.421      642     78.57        332        328     4
Missouri                        1,072     113,344,977.73          2.31    7.220      617     81.03        346        342     4
Arizona                           741     109,151,474.51          2.22    6.873      628     79.35        341        337     4
Ohio                              971     102,729,958.22          2.09    6.952      625     81.30        333        329     4
Georgia                           690      94,734,822.35          1.93    7.215      612     82.10        351        347     4
Washington                        523      90,542,584.92          1.85    6.524      637     79.60        340        336     4
Nevada                            429      81,394,957.82          1.66    6.861      616     78.62        350        347     3
Massachusetts                     374      81,118,503.73          1.65    6.483      632     72.58        356        352     4
Wisconsin                         680      76,787,303.19          1.56    7.242      621     80.68        341        337     4
Michigan                          665      76,397,598.96          1.56    7.199      608     80.22        350        346     4
North Carolina                    508      59,692,570.95          1.22    7.307      614     81.27        354        350     4
Iowa                              564      49,594,990.39          1.01    7.657      613     84.26        347        343     4
Louisiana                         471      48,718,487.38          0.99    7.364      605     81.75        339        335     4
Tennessee                         465      48,068,021.17          0.98    7.260      615     82.42        345        341     4
Indiana                           538      47,448,237.36          0.97    7.456      618     82.04        347        343     4
South Carolina                    361      39,797,909.38          0.81    7.273      605     82.30        340        337     4
Oregon                            222      38,662,242.48          0.79    6.710      636     78.83        315        312     4
Connecticut                       201      37,917,755.22          0.77    6.464      640     73.66        348        345     4
Mississippi                       365      31,453,409.49          0.64    7.683      602     83.32        337        333     4
Kansas                            315      31,342,395.69          0.64    7.419      606     84.00        349        345     4
District of Columbia              169      30,620,960.47          0.62    6.654      608     71.26        345        342     4
Oklahoma                          325      27,644,723.40          0.56    7.360      613     80.94        343        339     4
Alabama                           310      26,608,905.74          0.54    7.491      604     80.94        337        333     4
Utah                              172      25,386,528.68          0.52    7.015      628     80.18        327        323     4
Nebraska                          245      23,145,036.19          0.47    7.693      615     81.35        342        338     4
Alaska                            144      22,139,594.21          0.45    6.796      611     80.81        357        353     4
Arkansas                          245      21,070,908.33          0.43    7.584      604     83.47        348        344     4
New Mexico                        165      19,474,570.15          0.40    7.698      606     79.57        354        350     4
Hawaii                             71      17,602,100.34          0.36    6.257      651     73.91        352        349     4
Idaho                             184      17,525,675.01          0.36    7.246      624     81.16        332        328     4
Rhode Island                       92      16,753,882.60          0.34    6.421      623     74.17        351        347     4
Kentucky                          147      16,332,396.19          0.33    6.993      620     81.27        346        342     4
Delaware                          102      16,235,908.49          0.33    7.044      617     80.93        346        342     4
West Virginia                     177      16,102,377.95          0.33    7.743      593     82.09        351        347     4
Wyoming                           129      14,492,930.95          0.30    7.020      633     82.84        322        318     4
New Hampshire                      80      13,381,045.38          0.27    6.879      614     78.15        354        350     4
Montana                           114      12,685,390.75          0.26    7.014      617     79.78        333        329     4
South Dakota                       90       9,079,400.70          0.19    7.327      613     82.71        341        337     4
Maine                              53       7,381,043.42          0.15    7.023      609     78.62        347        343     4
North Dakota                       64       5,417,032.84          0.11    7.866      612     84.99        353        349     3
Vermont                            21       3,172,789.11          0.06    6.867      599     77.03        360        356     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                         30,654  $4,906,641,221.44        100.00%   6.570%     639     74.97%       341        337     4
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected The Underwriter makes no representation regarding the herein. reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the The issuer of the securities has issuer of the securities. not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as unde rwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Range of Gross Margins - (Adjustable Loans Only)

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                       1        $135,591.03          0.01%   5.990%     579     80.00%       360        357     3
1.501 - 2.000                       1         325,065.26          0.01    6.125      632     87.32        360        358     2
2.001 - 2.500                       1         233,755.68          0.01    5.750      565     83.57        360        359     1
2.501 - 3.000                      21       4,986,415.96          0.20    4.816      702     72.29        360        356     4
3.001 - 3.500                     588      96,704,442.77          3.86    5.519      680     74.33        360        356     4
3.501 - 4.000                   1,579     264,965,587.48         10.58    5.864      642     74.31        360        356     4
4.001 - 4.500                   2,301     395,995,460.98         15.81    6.226      625     77.19        360        356     4
4.501 - 5.000                   2,649     417,022,152.82         16.65    6.648      613     81.61        360        356     4
5.001 - 5.500                   2,620     396,993,610.83         15.85    7.108      599     84.35        360        356     4
5.501 - 6.000                   2,325     322,770,893.64         12.88    7.614      591     87.44        360        356     4
6.001 - 6.500                   1,778     224,908,894.65          8.98    7.975      575     86.19        360        356     4
6.501 - 7.000                     969     120,265,092.18          4.80    8.292      556     75.11        360        356     4
7.001 - 7.500                     884     106,913,964.10          4.27    8.921      539     73.42        360        356     4
7.501 - 8.000                     756      89,441,481.88          3.57    9.390      537     78.91        360        356     4
8.001 - 8.500                     434      52,837,132.36          2.11    9.738      540     82.49        360        356     4
8.501 - 9.000                      69       8,490,117.13          0.34   10.129      541     83.02        360        356     4
9.001 - 9.500                       9       1,442,666.60          0.06   10.050      544     80.86        360        358     2
9.501 - 10.000                      5         349,336.56          0.01   10.612      526     79.81        360        357     3
10.001 - 10.500                     3         473,567.37          0.02   10.341      583     83.95        360        355     5
----------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
----------------------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to ld. The information contained in this material may be based on assumptions regarding market conditions and other securities that ultimately are not so matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchang e Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether material only. regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Initial Periodic Rate Cap - (Adjustable Loans Only)


----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                   Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
2.000                             104     $20,575,374.23          0.82%   7.492%     610     82.13%       360        356     4
3.000                          16,889   2,484,679,855.05         99.18    7.118      602     80.69        360        356     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
----------------------------------------------------------------------------------------------------------------------------------


Periodic Rate Cap - (Adjustable Loans Only)

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
1.000                          16,889  $2,484,679,855.05         99.18%   7.118%     602     80.69%       360        356     4
2.000                             104      20,575,374.23          0.82    7.492      610     82.13        360        356     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the p reparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Range of Maximum Interest Rates - (Adjustable Loans Only)


----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                       1        $151,311.20          0.01%   3.500%     691     80.00%       360        356     4
9.501 - 10.000                      6       1,588,875.23          0.06    3.891      696     72.39        360        356     4
10.001 - 10.500                    51      10,775,050.74          0.43    4.368      678     70.42        360        356     4
10.501 - 11.000                   265      56,644,894.53          2.26    4.861      649     73.53        360        356     4
11.001 - 11.500                   734     146,360,472.24          5.84    5.354      637     74.56        360        356     4
11.501 - 12.000                 1,708     322,634,117.60         12.88    5.830      629     77.42        360        356     4
12.001 - 12.500                 2,184     377,938,618.18         15.09    6.323      621     79.40        360        356     4
12.501 - 13.000                 2,676     427,160,801.05         17.05    6.812      608     81.81        360        356     4
13.001 - 13.500                 2,272     329,405,327.87         13.15    7.315      598     83.32        360        356     4
13.501 - 14.000                 2,184     293,530,824.74         11.72    7.796      589     84.61        360        356     4
14.001 - 14.500                 1,540     178,181,053.84          7.11    8.311      577     83.43        360        356     4
14.501 - 15.000                 1,459     165,594,793.62          6.61    8.801      562     81.63        360        356     4
15.001 - 15.500                   820      87,537,808.64          3.49    9.320      552     80.45        360        356     4
15.501 - 16.000                   541      57,831,030.95          2.31    9.784      543     79.40        360        356     4
16.001 - 16.500                   265      26,492,785.23          1.06   10.310      541     79.64        360        356     4
16.501 - 17.000                   196      16,252,787.91          0.65   10.775      536     79.73        360        356     4
17.001 - 17.500                    75       5,824,111.70          0.23   11.283      540     80.67        360        356     4
17.501 - 18.000                    14       1,151,753.88          0.05   11.787      525     79.70        360        357     3
18.001 - 18.500                     2         198,810.13          0.01   12.250      535     85.00        360        358     2
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the p reparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein superse des all prior Any information in the material, whether regarding the assets backing any material only. information regarding such assets. securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Range of Minimum Interest Rates- (Adjustable Loans Only)

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                       1        $151,311.20          0.01%   3.500%     691     80.00%       360        356     4
3.501 - 4.000                       6       1,588,875.23          0.06    3.891      696     72.39        360        356     4
4.001 - 4.500                      51      10,775,050.74          0.43    4.368      678     70.42        360        356     4
4.501 - 5.000                     265      56,644,894.53          2.26    4.861      649     73.53        360        356     4
5.001 - 5.500                     734     146,360,472.24          5.84    5.354      637     74.56        360        356     4
5.501 - 6.000                   1,708     322,634,117.60         12.88    5.830      629     77.42        360        356     4
6.001 - 6.500                   2,184     377,938,618.18         15.09    6.323      621     79.40        360        356     4
6.501 - 7.000                   2,678     427,550,794.93         17.07    6.812      608     81.81        360        356     4
7.001 - 7.500                   2,272     329,405,327.87         13.15    7.315      598     83.32        360        356     4
7.501 - 8.000                   2,182     293,140,830.86         11.70    7.797      589     84.62        360        356     4
8.001 - 8.500                   1,540     178,181,053.84          7.11    8.311      577     83.43        360        356     4
8.501 - 9.000                   1,459     165,594,793.62          6.61    8.801      562     81.63        360        356     4
9.001 - 9.500                     820      87,537,808.64          3.49    9.320      552     80.45        360        356     4
9.501 - 10.000                    541      57,831,030.95          2.31    9.784      543     79.40        360        356     4
10.001 - 10.500                   265      26,492,785.23          1.06   10.310      541     79.64        360        356     4
10.501 - 11.000                   196      16,252,787.91          0.65   10.775      536     79.73        360        356     4
11.001 - 11.500                    75       5,824,111.70          0.23   11.283      540     80.67        360        356     4
11.501 - 12.000                    14       1,151,753.88          0.05   11.787      525     79.70        360        357     3
12.001 - 12.500                     2         198,810.13          0.01   12.250      535     85.00        360        358     2
----------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the p reparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein superse des all prior Any information in the material, whether regarding the assets backing any material only. information regarding such assets. securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Next Interest Adjustment Date - (Adjustable Loans Only)

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date     Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
March 1, 2005                      12      $2,226,672.26          0.09%   7.594%     586     83.28%       360        354     6
April 1, 2005                      22       3,543,764.88          0.14    7.957      621     83.71        360        355     5
May 1, 2005                        25       5,529,481.74          0.22    7.109      599     81.90        360        356     4
June 1, 2005                       19       2,980,525.16          0.12    7.872      597     83.87        360        356     4
July 1, 2005                       23       5,501,440.18          0.22    7.366      630     79.52        360        358     2
August 1, 2005                      5       1,164,755.80          0.05    7.241      650     83.35        360        359     1
September 1, 2005                   2         201,918.87          0.01    8.016      566     76.48        360        348    12
October 1, 2005                     2         326,941.10          0.01    7.096      645     69.24        360        349    11
November 1, 2005                    3         650,192.25          0.03    7.224      645     77.54        360        350    10
December 1, 2005                    9       1,449,330.78          0.06    7.928      621     79.51        360        351     9
January 1, 2006                   150      19,842,348.10          0.79    7.725      612     80.31        360        352     8
February 1, 2006                   58       8,512,650.31          0.34    7.315      606     80.05        360        353     7
March 1, 2006                   2,329     328,227,501.48         13.10    7.159      602     80.19        360        354     6
March 18, 2006                      1          90,425.46          0.00    6.250      633     85.00        360        355     5
April 1, 2006                   3,229     468,518,667.72         18.70    7.056      598     80.55        360        355     5
May 1, 2006                     3,261     483,281,993.86         19.29    7.049      601     80.73        360        356     4
June 1, 2006                    3,137     473,880,664.17         18.92    7.062      603     81.18        360        357     3
July 1, 2006                    3,602     538,339,547.48         21.49    7.281      603     80.96        360        358     2
August 1, 2006                    460      63,917,213.01          2.55    7.457      605     81.49        360        359     1
December 1, 2006                    2         268,414.32          0.01    6.412      691     88.80        360        351     9
January 1, 2007                    19       2,811,141.23          0.11    7.171      621     76.20        360        352     8
February 1, 2007                    2         525,667.35          0.02    6.538      637     76.86        360        353     7
March 1, 2007                      98      13,194,312.25          0.53    6.775      616     77.23        360        354     6
April 1, 2007                     115      17,412,097.53          0.70    6.452      613     77.78        360        355     5
April 15, 2007                      1         163,875.56          0.01    4.350      732     76.74        360        356     4
May 1, 2007                       113      16,904,571.82          0.67    6.562      617     79.84        360        356     4
June 1, 2007                      131      19,659,925.29          0.78    6.537      623     79.84        360        357     3
July 1, 2007                      146      23,201,623.84          0.93    6.671      624     78.68        360        358     2
August 1, 2007                     17       2,927,565.48          0.12    7.131      603     77.79        360        359     1
----------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the p reparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed herein superse des all prior Any information in the material, whether regarding the assets backing any material only. information regarding such assets. securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
GROUP I LOANS SUMMARY

Summary                                                                            Total        Minimum         Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                               $1,566,665,545.05
Number of Loans                                                                    8,647
Average Current Loan Balance                                                 $181,180.24      $8,431.32     $988,000.55
(1) Weighted Average Combined Original LTV                                         68.98%          5.81%         100.00%
(3) Weighted Average Credit Score                                                    678            500             821
(1) Weighted Average Gross Coupon                                                  5.995%         3.875%         12.250%
(1)(2) Weighted Average Gross Margin                                                 N/A
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                   N/A
(1) Weighted Average Remaining Term to Maturity (months)                             328            112             359
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only.
(3) Where Credit Scores are available.

-----------------------------------------------------------------------------------------
                                                               Percent of Cut-off Date
                                         Range                     Principal Balance
                                         -----                     -----------------
      Product Type                       Adjustable
                                         Fixed                           100.00%
      Fully Amortizing Mortgage Loans                                     94.95%
      Balloon Loans                                                        5.05%
      Lien                               First                           100.00%
                                         Second                            0.00%
      Loans with MI (%)                                                   16.81%

      Property Type                      SFR                              90.93%
                                         2-4 Family                        3.78%
                                         Condominium                       3.15%
                                         Manufactured Housing              0.19%

      Occupancy Status                   Owner Occupied                   97.64%
                                         Non-Owner Occupied                1.71%
                                         Second Home                       0.65%
      Geographic Distribution            California                       40.12%
                                         New York                          7.87%
                                         New Jersey                        6.58%
                                         Maryland                          3.85%
                                         Virginia                          3.73%

      Number of States (including DC)    51
      Largest Zip Code Concentration     94526 (CA)                        0.33%
      Loans with Prepayment Penalties                                     80.52%

------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Mat erials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the offer to buy any security in any jurisdiction where such an offer or solicitation would be solicitation of any illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not By accepting this material be relied upon as such. the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not so ld. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchang e Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------


Range of Mortgage Coupons

-----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupon Loans                       Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                       2        $399,460.29          0.03%   3.913%     757     44.18%       180        177     3
4.001 - 4.500                     295      82,047,077.90          5.24    4.468      752     52.35        322        319     3
4.501 - 5.000                     905     260,624,422.46         16.64    4.848      736     58.88        331        328     3
5.001 - 5.500                   1,134     312,078,724.31         19.92    5.318      719     65.60        338        335     3
5.501 - 6.000                   1,426     296,128,015.19         18.90    5.821      677     71.24        331        327     3
6.001 - 6.500                   1,199     202,522,388.44         12.93    6.323      643     72.97        330        326     4
6.501 - 7.000                   1,194     178,045,278.22         11.36    6.806      629     76.57        331        328     4
7.001 - 7.500                     769      87,629,801.18          5.59    7.319      619     77.70        332        328     4
7.501 - 8.000                     613      65,809,629.18          4.20    7.794      607     79.61        328        324     4
8.001 - 8.500                     356      31,441,317.59          2.01    8.308      592     79.32        329        325     4
8.501 - 9.000                     289      22,716,210.03          1.45    8.785      584     81.23        327        323     4
9.001 - 9.500                     152       9,049,957.01          0.58    9.296      568     77.27        319        315     4
9.501 - 10.000                    144       9,020,927.99          0.58    9.796      560     76.06        312        308     4
10.001 - 10.500                    79       4,438,637.43          0.28   10.302      545     74.90        302        299     4
10.501 - 11.000                    57       3,292,424.58          0.21   10.782      546     72.03        308        305     4
11.001 - 11.500                    20         900,423.33          0.06   11.323      535     70.78        310        306     4
11.501 - 12.000                    10         383,860.24          0.02   11.827      526     66.44        325        321     4
12.001 - 12.500                     3         136,989.68          0.01   12.158      523     59.08        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon would be illegal. as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not so ld. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood thatany of such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Combined Original Loan-to-Value Ratio

-----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                        2         $59,824.94          0.00%   8.452%     542      8.02%       360        357     3
10.01 - 15.00                       9         760,261.68          0.05    5.442      726     13.03        308        305     3
15.01 - 20.00                      29       3,593,901.65          0.23    5.446      738     18.39        324        321     3
20.01 - 25.00                      47       4,993,746.78          0.32    5.565      698     22.78        310        307     3
25.01 - 30.00                      88      13,044,363.24          0.83    5.399      716     27.62        322        319     3
30.01 - 35.00                     120      19,214,798.07          1.23    5.343      718     32.81        315        312     3
35.01 - 40.00                     177      33,489,044.26          2.14    5.310      724     37.72        326        323     3
40.01 - 45.00                     240      43,811,124.06          2.80    5.427      706     42.67        324        321     3
45.01 - 50.00                     372      74,024,910.66          4.72    5.361      711     47.85        323        319     3
50.01 - 55.00                     434      87,994,649.32          5.62    5.431      701     52.74        328        325     3
55.01 - 60.00                     545     117,496,403.28          7.50    5.484      699     57.71        329        326     3
60.01 - 65.00                     916     203,048,952.46         12.96    5.465      697     63.12        335        332     3
65.01 - 70.00                     872     167,011,549.30         10.66    5.901      672     68.52        334        331     3
70.01 - 75.00                     928     166,463,004.22         10.63    6.107      664     73.66        332        329     4
75.01 - 80.00                   1,981     363,145,588.84         23.18    6.155      670     79.26        332        329     4
80.01 - 85.00                     897     133,587,937.73          8.53    6.834      635     84.24        336        332     4
85.01 - 90.00                     708     104,074,633.78          6.64    7.091      649     89.42        332        329     4
90.01 - 95.00                     254      27,397,281.44          1.75    7.692      653     94.50        317        313     4
95.01 - 100.00                     28       3,453,569.34          0.22    7.060      703     99.31        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 21

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Cut-off Date Principal Balance

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00               939     $34,991,327.66          2.23%   8.052%     601     68.32%       286        282     4
50,000.01 - 75,000.00             958      59,652,949.12          3.81    7.447      619     73.49        307        303     4
75,000.01 - 100,000.00            889      77,783,196.75          4.96    7.144      627     72.40        319        315     4
100,000.01 - 125,000.00           775      86,987,892.37          5.55    6.783      641     73.01        324        321     4
125,000.01 - 150,000.00           704      97,381,279.38          6.22    6.509      652     71.71        330        327     4
150,000.01 - 175,000.00           738     119,887,251.02          7.65    6.272      656     71.04        330        327     3
175,000.01 - 200,000.00           680     127,940,945.98          8.17    6.059      661     69.33        337        334     3
200,000.01 - 225,000.00           477     101,480,667.83          6.48    5.897      672     69.23        338        334     4
225,000.01 - 250,000.00           401      95,550,883.74          6.10    5.732      686     67.98        341        338     3
250,000.01 - 275,000.00           309      80,958,571.97          5.17    5.674      689     68.56        347        344     3
275,000.01 - 300,000.00           294      84,826,866.91          5.41    5.522      698     67.23        349        346     3
300,000.01 - 325,000.00           197      61,588,121.76          3.93    5.407      709     66.28        352        349     3
325,000.01 - 350,000.00           243      82,029,827.06          5.24    5.439      704     67.00        334        331     3
350,000.01 - 375,000.00           243      88,174,702.03          5.63    5.557      694     69.70        323        320     3
375,000.01 - 400,000.00           355     138,891,394.98          8.87    5.302      713     65.49        329        325     3
400,000.01 - 425,000.00            51      21,174,771.09          1.35    5.729      700     70.15        349        346     4
425,000.01 - 450,000.00            71      31,219,136.46          1.99    5.564      718     66.96        325        322     4
450,000.01 - 475,000.00            54      24,923,909.47          1.59    5.645      708     68.46        337        333     3
475,000.01 - 500,000.00            68      33,347,434.92          2.13    5.595      711     68.33        329        326     4
500,000.01 - 525,000.00            57      29,282,966.75          1.87    5.561      708     68.50        309        306     3
525,000.01 - 550,000.00            24      12,923,692.06          0.82    5.759      703     68.50        330        327     3
550,000.01 - 575,000.00            25      13,979,639.74          0.89    5.507      719     67.62        302        299     4
575,000.01 - 600,000.00            42      24,803,052.25          1.58    5.431      718     59.59        326        322     4
600,000.01 - 625,000.00            11       6,729,553.46          0.43    5.771      708     68.07        360        356     4
625,000.01 - 650,000.00            12       7,670,655.44          0.49    5.687      692     70.80        330        327     3
650,000.01 - 675,000.00             5       3,295,022.98          0.21    5.819      702     74.27        253        248     4
675,000.01 - 700,000.00             5       3,465,311.57          0.22    5.401      720     60.77        324        320     3
700,000.01 - 725,000.00             2       1,436,812.41          0.09    5.938      694     64.17        360        356     4
725,000.01 - 750,000.00             7       5,193,953.80          0.33    5.875      728     64.37        334        331     4
750,000.01 - 775,000.00             2       1,530,647.48          0.10    6.001      680     62.53        360        356     4
775,000.01 - 800,000.00             6       4,772,130.18          0.30    5.404      746     60.73        360        358     2
875,000.01 - 900,000.00             1         895,839.87          0.06    5.375      697     78.61        360        357     3
900,000.01 - 925,000.00             1         907,136.01          0.06    5.750      636     70.00        360        357     3
975,000.01 - 1,000,000.00           1         988,000.55          0.06    5.250      728     75.00        360        355     5
----------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Original Term to Maturity

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
61 - 120                           11        $638,506.35          0.04%   6.291%     687     53.88%       120        116     4
121 - 180                       1,664     237,511,137.33         15.16    6.065      663     67.75        180        177     3
181 - 240                          85      14,582,117.08          0.93    5.889      691     67.09        240        236     4
241 - 300                          31       5,067,554.48          0.32    5.966      689     64.09        300        296     4
301 - 360                       6,856   1,308,866,229.81         83.54    5.984      680     69.26        360        357     3
----------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
----------------------------------------------------------------------------------------------------------------------------------

Remaining Term to Maturity

---------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity    Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------------------
111 - 115                           4        $135,059.91          0.01%   7.288%     641     64.01%       120        113     7
116 - 120                           7         503,446.44          0.03    6.023      700     51.16        120        116     4
156 - 160                           1          33,494.06          0.00    7.240      517     33.96        180        158    22
171 - 175                         536      59,290,016.60          3.78    6.558      639     71.11        180        175     5
176 - 180                       1,127     178,187,626.67         11.37    5.901      671     66.63        180        177     3
231 - 235                          30       4,799,369.59          0.31    5.976      669     65.79        240        234     6
236 - 240                          55       9,782,747.49          0.62    5.846      701     67.73        240        237     3
291 - 295                          15       2,230,619.35          0.14    6.151      690     69.54        300        294     6
296 - 300                          16       2,836,935.13          0.18    5.821      688     59.80        300        297     3
341 - 345                           1          97,565.59          0.01    6.350      643     67.35        360        345    15
346 - 350                           3         398,097.96          0.03    6.557      603     71.50        360        349    11
351 - 355                       1,791     285,484,349.71         18.22    6.478      652     72.83        360        354     6
356 - 360                       5,061   1,022,886,216.55         65.29    5.846      688     68.26        360        357     3
---------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
---------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 23

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Credit Score

----------------------------------------------------------------------------------------------------------------------------------
                              Number                         Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
801 - 850                          86     $19,471,491.88          1.24%   5.013%     807     53.55%       338        335     3
751 - 800                       1,091     300,846,873.21         19.20    5.121      773     60.60        340        336     3
701 - 750                       1,149     289,162,397.33         18.46    5.340      725     66.62        337        333     3
651 - 700                       1,809     352,923,230.94         22.53    5.866      676     71.52        329        325     3
601 - 650                       2,296     356,210,601.45         22.74    6.532      628     74.47        325        321     4
551 - 600                       1,721     210,103,243.51         13.41    7.074      578     72.27        329        325     4
501 - 550                         468      36,800,622.46          2.35    8.600      536     68.29        314        310     4
500                                 2          53,499.83          0.00   10.283      500     46.58        180        174     6
N/A                                25       1,093,584.44          0.07    9.149      N/A     66.11        333        329     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
----------------------------------------------------------------------------------------------------------------------------------

Credit Grade


----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Y9                              3,638    $883,214,599.00         56.38%   5.382%     729     65.71%       336        332     3
Y8                                853     147,237,245.35          9.40    6.256      652     74.72        326        322     4
Y7                                907     149,889,236.29          9.57    6.430      632     74.88        323        319     4
Y6                                772     106,503,621.91          6.80    6.806      612     73.73        329        325     4
Y5                                570      74,675,426.73          4.77    6.983      590     73.30        330        326     4
Y4                              1,158     142,851,167.71          9.12    6.883      588     71.51        328        324     4
Y3                                422      41,024,739.20          2.62    7.801      552     68.97        325        321     4
Y2                                248      16,698,279.29          1.07    9.501      545     69.23        311        308     4
Y1                                 79       4,571,229.57          0.29   10.128      512     62.41        283        278     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Property Type


--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Single Family                   7,928  $1,424,608,709.55         90.93%   6.003%     677     69.21%       330        327     3
Two- to Four Family               325      59,188,583.99          3.78    6.187      662     66.02        346        342     4
Condominium                       264      49,395,205.14          3.15    5.856      688     68.65        341        337     4
Planned Unit Development           98      30,398,338.15          1.94    5.408      735     64.60        346        342     3
Manufactured Housing               31       2,917,819.97          0.19    7.007      637     70.19        332        327     6
Townhouse                           1         156,888.25          0.01    4.625      694     72.73        180        175     5
--------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
--------------------------------------------------------------------------------------------------------------------------------


Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary Home                    8,277  $1,529,697,213.02         97.64%   5.978%     678     69.07%       331        328     3
Investment                        305      26,771,915.51          1.71    6.862      661     65.98        326        322     4
Second Home                        65      10,196,416.52          0.65    6.290      690     64.67        331        328     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
--------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Documentation

--------------------------------------------------------------------------------------------------------------------------------
                              Number        Percent                                W.A.     W.A.       W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation*             8,523  $1,547,776,304.18         98.79%   5.984%     678     68.96%       331        328     3
Stated Income, Stated Asset       124      18,889,240.87          1.21    6.894      658     71.31        326        321     6
--------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
--------------------------------------------------------------------------------------------------------------------------------

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.

Loan Purpose


--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance              6,068  $1,068,189,910.43         68.18%   6.047%     668     68.44%       330        326     4
Rate/Term Refinance             1,389     294,471,102.38         18.80    5.626      702     65.18        333        329     3
Purchase                        1,190     204,004,532.24         13.02    6.260      694     77.33        337        334     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
--------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not would be illegal. be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the This material may be filed with the Securities and Exchange securities mentioned therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------


Product Type


--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                      8,394  $1,487,521,868.37         94.95%   6.002%     678     68.76%       339        336     3
Fixed Rate (Balloon)              253      79,143,676.68          5.05    5.873      675     73.23        180        177     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
--------------------------------------------------------------------------------------------------------------------------------


Lien Position

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
1                               8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
--------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

MI Provider


--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
MI Coverage                   Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee                  368     $56,866,832.49          3.63%   6.929%     652     87.72%       336        333     3
MGIC                              289      40,946,001.73          2.61    7.110      638     87.37        339        335     4
Not Insured                     6,765   1,299,029,763.94         82.92    5.783      685     65.17        331        328     3
Premium Priced (PP)                27       4,317,377.73          0.28    6.420      690     94.02        335        331     4
PMI                               310      44,425,824.39          2.84    6.943      646     86.90        329        326     4
Republic                          585      77,277,018.58          4.93    7.078      638     87.48        330        325     5
United Guaranty                   303      43,802,726.19          2.80    7.134      639     87.41        331        327     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
--------------------------------------------------------------------------------------------------------------------------------


MI Coverage (%)


--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
MI Coverage %                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
0                               6,792  $1,303,347,141.67         83.19%   5.785%     685     65.26%       331        328     3
6                                 893     133,049,485.30          8.49    6.838      635     84.27        336        332     4
12                                709     104,074,155.59          6.64    7.090      650     89.43        332        329     4
16                                225      22,741,193.15          1.45    7.958      645     94.65        313        309     4
35                                 28       3,453,569.34          0.22    7.060      703     99.31        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
--------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Prepayment Penalty Term

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty           2,108    $305,253,169.37         19.48%   6.578%     649     72.75%       328        324     4
12                                610     138,623,140.24          8.85    5.629      693     65.82        340        336     4
24                                114      18,198,983.13          1.16    6.848      645     73.36        317        313     4
36                              5,752   1,099,384,867.65         70.17    5.860      685     68.24        332        328     3
60                                 63       5,205,384.66          0.33    7.143      643     74.21        303        297     6
--------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
--------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
Geographic                   Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Distribution                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                      2,199    $628,481,121.53         40.12%   5.351%     711     63.03%       337        334     3
New York                          602     123,308,589.15          7.87    5.841      671     66.36        332        328     4
New Jersey                        523     103,066,780.35          6.58    6.340      647     70.96        333        329     4
Maryland                          307      60,304,167.07          3.85    6.234      658     71.66        332        329     4
Virginia                          314      58,466,189.16          3.73    6.177      673     72.70        321        318     3
Florida                           378      53,288,516.92          3.40    6.654      632     75.10        329        325     4
Texas                             506      50,850,131.83          3.25    7.095      646     74.26        309        305     3
Pennsylvania                      380      46,299,486.91          2.96    6.422      654     74.56        328        325     3
Illinois                          196      31,396,192.03          2.00    6.364      663     75.09        334        330     4
Minnesota                         166      29,950,334.40          1.91    6.191      669     73.32        326        323     3
Ohio                              262      28,363,193.87          1.81    6.413      659     77.95        331        327     4
Colorado                          138      27,699,467.84          1.77    6.051      683     71.81        320        317     3
Arizona                           157      23,842,021.27          1.52    6.439      668     72.60        318        314     3
Massachusetts                      99      21,737,518.97          1.39    5.897      683     69.42        349        346     3
Missouri                          202      21,693,933.62          1.38    6.626      654     76.42        321        317     4
Washington                        104      19,871,356.70          1.27    6.215      672     74.37        325        322     3
Georgia                           153      18,519,940.52          1.18    6.949      641     76.63        330        327     4
Nevada                             85      17,288,865.67          1.10    6.522      649     75.32        345        342     3
Wisconsin                         124      15,110,428.67          0.96    6.572      659     74.88        338        334     4
Louisiana                         155      14,929,163.05          0.95    7.114      622     77.88        321        317     4
Connecticut                        73      14,927,712.68          0.95    5.908      675     70.27        342        338     4
Indiana                           126      12,000,408.46          0.77    6.701      668     79.94        336        332     4
Michigan                          113      11,760,971.71          0.75    6.804      641     74.01        334        331     4
Tennessee                         124      11,752,145.42          0.75    6.965      641     79.07        323        320     4
North Carolina                     98      11,202,669.26          0.72    7.055      641     76.86        338        334     4
Alabama                           136      10,384,968.19          0.66    7.252      619     77.32        318        314     4
Oregon                             49      10,295,370.75          0.66    6.530      658     72.98        295        292     4
South Carolina                     97       7,941,808.13          0.51    7.529      614     79.33        306        302     4
Iowa                               91       7,597,239.48          0.48    7.283      645     79.77        317        313     4
Hawaii                             28       7,543,249.67          0.48    5.994      679     69.34        357        354     3
Oklahoma                           94       7,187,615.82          0.46    7.128      630     77.62        313        310     3
Mississippi                       107       7,174,041.85          0.46    7.551      613     78.97        302        298     4
District of Columbia               37       6,855,206.69          0.44    6.459      632     67.31        319        315     3
Rhode Island                       30       5,684,356.57          0.36    5.900      667     70.16        336        333     3
Utah                               27       4,416,611.96          0.28    6.751      643     74.34        269        266     3
Arkansas                           55       3,828,339.52          0.24    7.493      626     76.43        313        308     4
Kansas                             40       3,562,837.96          0.23    7.153      616     78.70        298        294     4
Kentucky                           36       3,449,675.42          0.22    6.755      644     78.87        312        308     4
Idaho                              37       3,419,360.76          0.22    6.959      658     78.03        310        308     3
New Hampshire                      17       2,997,716.46          0.19    6.490      641     72.74        345        342     4
Wyoming                            25       2,817,326.78          0.18    7.175      629     77.98        290        286     4
New Mexico                         24       2,795,535.86          0.18    7.133      604     79.03        341        337     4
Delaware                           18       2,770,179.51          0.18    6.455      664     77.64        329        326     3
Nebraska                           35       2,446,154.86          0.16    7.727      625     74.90        319        315     3
West Virginia                      30       2,061,896.36          0.13    7.571      599     71.93        326        322     4
Montana                            17       1,531,351.41          0.10    6.970      618     75.63        292        288     3
Maine                               9       1,408,431.30          0.09    6.694      647     76.48        335        332     3
Alaska                              8       1,023,214.78          0.07    7.068      645     70.15        325        322     3
South Dakota                        6         591,666.08          0.04    6.871      661     79.42        360        356     4
North Dakota                        8         386,649.51          0.02    8.471      619     82.26        343        340     3
Vermont                             2         383,432.31          0.02    5.932      660     79.55        360        357     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                          8,647  $1,566,665,545.05        100.00%   5.995%     678     68.98%       331        328     3
--------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Mat erials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the offer to buy any security in any jurisdiction where such an offer or solicitation of any solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to ld. The securities that ultimately are not so information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchang e Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized The Underwriter is acting as the dissemination of this material. underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
                          GROUP 2&3 ARM LOANS SUMMARY
--------------------------------------------------------------------------------

Summary                                                                            Total        Minimum         Maximum
----------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                               $2,505,255,229.28
Number of Loans                                                                   16,993
Average Current Loan Balance                                                 $147,428.66      $9,299.94     $956,115.64
(1) Weighted Average Combined Original LTV                                         80.70%          5.18%         100.00%
(13 Weighted Average Credit Score                                                    602            500             819
(1) Weighted Average Gross Coupon                                                  7.121%         3.500%         12.250%
(1) (2) Weighted Average Gross Margin                                              5.310%         1.250%         10.250%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                   21              6              35
(1) Weighted Average Remaining Term to Maturity (months)                             356            344             359
----------------------------------------------------------------------------------------------------------------------------

    (1) Weighted Average reflected in Total.
    (2) Adjustable Loans Only.
    (3) Where Credit Scores are available.

-------------------------------------------------------------------------------------------------
                                                                Percent of Cut-off Date
                                         Range                     Principal Balance
                                         -----                     -----------------
      Product Type                       Adjustable                     100.00%
                                         Fixed                            0.00%
      Fully Amortizing Mortgage Loans                                   100.00%
      Balloon Loans                                                       0.00%
      Lien                               First                          100.00%
      Second                                                              0.00%
      Loans with MI (%)                                                  49.10%

      Property Type                      SFR                             92.12%
                                         2-4 Family                       3.34%
                                         Condominium                      4.29%
                                         Manufactured Housing             0.14%

      Occupancy Status                   Owner Occupied                  97.25%
                                         Non-Owner Occupied               2.09%
                                         Second Home                      0.66%
      Geographic Distribution            California                      15.70%
                                         Maryland                         5.77%
                                         Illinois                         5.77%
                                         New Jersey                       5.48%
                                         Florida                          4.75%

      Number of States (including DC)    51
      Largest Zip Code Concentration     95758 (CA)                       0.23%
      Loans with Prepayment Penalties                                    76.90%
-------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not By accepting this material be relied upon as such. the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this Information in this material regarding any assets backing any securities discussed material only. herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------


Range of Mortgage Coupons

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                       1        $151,311.20          0.01%   3.500%     691     80.00%       360        356     4
3.501 - 4.000                       6       1,588,875.23          0.06    3.891      696     72.39        360        356     4
4.001 - 4.500                      51      10,775,050.74          0.43    4.368      678     70.42        360        356     4
4.501 - 5.000                     265      56,644,894.53          2.26    4.861      649     73.53        360        356     4
5.001 - 5.500                     734     146,360,472.24          5.84    5.354      637     74.56        360        356     4
5.501 - 6.000                   1,708     322,634,117.60         12.88    5.830      629     77.42        360        356     4
6.001 - 6.500                   2,184     377,938,618.18         15.09    6.323      621     79.40        360        356     4
6.501 - 7.000                   2,678     427,550,794.93         17.07    6.812      608     81.81        360        356     4
7.001 - 7.500                   2,272     329,405,327.87         13.15    7.315      598     83.32        360        356     4
7.501 - 8.000                   2,182     293,140,830.86         11.70    7.797      589     84.62        360        356     4
8.001 - 8.500                   1,540     178,181,053.84          7.11    8.311      577     83.43        360        356     4
8.501 - 9.000                   1,459     165,594,793.62          6.61    8.801      562     81.63        360        356     4
9.001 - 9.500                     820      87,537,808.64          3.49    9.320      552     80.45        360        356     4
9.501 - 10.000                    541      57,831,030.95          2.31    9.784      543     79.40        360        356     4
10.001 - 10.500                   265      26,492,785.23          1.06   10.310      541     79.64        360        356     4
10.501 - 11.000                   196      16,252,787.91          0.65   10.775      536     79.73        360        356     4
11.001 - 11.500                    75       5,824,111.70          0.23   11.283      540     80.67        360        356     4
11.501 - 12.000                    14       1,151,753.88          0.05   11.787      525     79.70        360        357     3
12.001 - 12.500                     2         198,810.13          0.01   12.250      535     85.00        360        358     2
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon would be illegal. as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not so ld. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood thatany of such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, actually sold to you. reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Combined Original Loan-to-Value Ratio

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                        3        $164,862.09          0.01%   7.590%     628      7.90%       360        357     3
10.01 - 15.00                       7         369,514.48          0.01    6.545      573     13.14        360        355     5
15.01 - 20.00                      16       1,007,580.75          0.04    7.474      573     18.96        360        356     4
20.01 - 25.00                      18       2,220,504.20          0.09    7.087      598     22.99        360        356     4
25.01 - 30.00                      34       2,460,650.06          0.10    7.407      582     27.46        360        356     4
30.01 - 35.00                      61       6,729,063.76          0.27    7.066      588     32.94        360        356     4
35.01 - 40.00                      74       8,498,322.36          0.34    6.687      597     37.54        360        357     3
40.01 - 45.00                     115      13,317,614.25          0.53    6.743      588     42.87        360        356     4
45.01 - 50.00                     167      22,355,114.66          0.89    6.827      589     47.96        360        356     4
50.01 - 55.00                     219      28,976,543.43          1.16    6.696      584     52.80        360        356     4
55.01 - 60.00                     369      50,832,044.51          2.03    6.847      582     57.84        360        356     4
60.01 - 65.00                     631      95,347,580.21          3.81    6.826      586     63.30        360        356     4
65.01 - 70.00                   1,072     152,113,231.56          6.07    6.914      587     68.72        360        356     4
70.01 - 75.00                   1,595     232,944,643.83          9.30    7.086      588     73.98        360        356     4
75.01 - 80.00                   4,156     651,805,339.48         26.02    6.725      612     79.49        360        356     4
80.01 - 85.00                   3,221     466,954,150.56         18.64    7.481      585     84.50        360        356     4
85.01 - 90.00                   3,372     516,469,325.19         20.62    7.227      612     89.68        360        356     4
90.01 - 95.00                   1,705     225,825,483.39          9.01    7.706      623     94.81        360        356     4
95.01 - 100.00                    158      26,863,660.51          1.07    7.614      653     99.05        360        357     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon would be illegal. as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer The issuer of the securities and Freddie Mac have not prepared, actually sold to you. of the securities. reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Cut-off Date Principal Balance

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00             1,377     $52,139,314.22          2.08%   8.214%     581     76.65%       360        356     4
50,000.01 - 75,000.00           2,238     142,056,892.69          5.67    7.905      590     80.22        360        356     4
75,000.01 - 100,000.00          2,516     220,423,602.08          8.80    7.633      593     80.72        360        356     4
100,000.01 - 125,000.00         2,317     260,612,758.42         10.40    7.517      595     81.22        360        356     4
125,000.01 - 150,000.00         1,971     270,483,025.28         10.80    7.422      596     80.95        360        356     4
150,000.01 - 175,000.00         1,664     269,275,431.33         10.75    7.032      600     80.82        360        356     4
175,000.01 - 200,000.00         1,297     242,893,393.73          9.70    6.980      599     80.77        360        356     4
200,000.01 - 225,000.00           843     178,836,980.57          7.14    6.949      600     80.85        360        356     4
225,000.01 - 250,000.00           675     160,478,515.79          6.41    6.875      606     80.90        360        356     4
250,000.01 - 275,000.00           490     128,535,595.77          5.13    6.761      608     80.86        360        356     4
275,000.01 - 300,000.00           419     120,585,621.59          4.81    6.703      608     80.74        360        356     4
300,000.01 - 325,000.00           316      98,761,241.08          3.94    6.654      611     81.37        360        356     4
325,000.01 - 350,000.00           244      82,528,157.62          3.29    6.763      611     80.92        360        356     4
350,000.01 - 375,000.00           152      55,062,011.86          2.20    6.584      622     82.84        360        356     4
375,000.01 - 400,000.00           133      51,816,833.55          2.07    6.424      615     80.71        360        356     4
400,000.01 - 425,000.00            53      21,899,745.37          0.87    6.487      625     82.20        360        356     4
425,000.01 - 450,000.00            83      36,213,731.09          1.45    6.755      626     82.26        360        356     4
450,000.01 - 475,000.00            41      18,970,803.50          0.76    6.724      632     83.76        360        357     3
475,000.01 - 500,000.00            54      26,453,905.45          1.06    6.417      618     81.14        360        357     3
500,000.01 - 525,000.00            24      12,372,796.99          0.49    6.800      623     82.07        360        356     4
525,000.01 - 550,000.00            20      10,813,733.83          0.43    6.704      623     78.02        360        357     3
550,000.01 - 575,000.00            11       6,190,550.08          0.25    6.297      636     68.78        360        356     4
575,000.01 - 600,000.00            13       7,700,799.92          0.31    5.933      624     73.39        360        356     4
600,000.01 - 625,000.00             4       2,460,885.35          0.10    5.339      646     74.40        360        356     4
625,000.01 - 650,000.00             8       5,098,249.09          0.20    6.119      659     77.44        360        357     3
650,000.01 - 675,000.00             4       2,658,063.69          0.11    6.302      616     70.75        360        356     4
675,000.01 - 700,000.00             7       4,815,474.88          0.19    6.558      636     77.24        360        357     3
700,000.01 - 725,000.00             2       1,440,382.17          0.06    6.474      698     77.50        360        357     3
725,000.01 - 750,000.00             1         748,964.31          0.03    7.875      601     62.50        360        358     2
750,000.01 - 775,000.00             5       3,829,601.88          0.15    6.736      604     73.03        360        357     3
775,000.01 - 800,000.00             7       5,569,555.62          0.22    6.350      644     66.10        360        357     3
800,000.01 - 825,000.00             2       1,634,158.12          0.07    6.250      653     70.65        360        358     2
925,000.01 - 950,000.00             1         938,336.72          0.04    6.625      685     35.63        360        358     2
950,000.01 - 975,000.00             1         956,115.64          0.04    7.125      616     64.00        360        355     5
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon would be illegal. as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer The issuer of the securities and Freddie Mac have not prepared, actually sold to you. of the securities. reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Original Term to Maturity

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
301 - 360                      16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


Remaining Term to Maturity

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity    Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
341 - 345                           2        $371,265.79          0.01%   7.210%     718     80.00%       360        345    15
346 - 350                           7       1,179,052.22          0.05    7.324      631     75.06        360        349    11
351 - 355                       6,045     866,584,606.06         34.59    7.103      601     80.30        360        354     6
356 - 360                      10,939   1,637,120,305.21         65.35    7.131      603     80.92        360        357     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied would be illegal. upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer The issuer of the securities and Freddie Mac have not prepared, securities actually sold to you. of the securities. reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
801 - 850                           5        $586,250.61          0.02%   6.099%     810     73.33%       360        357     3
751 - 800                         116      20,998,350.53          0.84    5.945      768     78.46        360        356     4
701 - 750                         396      68,238,945.50          2.72    6.037      719     81.07        360        356     4
651 - 700                       1,822     311,486,589.93         12.43    6.228      670     82.12        360        356     4
601 - 650                       5,020     797,782,371.15         31.84    6.782      623     82.83        360        356     4
551 - 600                       6,387     911,474,777.29         36.38    7.208      577     80.80        360        356     4
501 - 550                       3,110     384,488,005.24         15.35    8.551      533     75.21        360        356     4
500                                26       2,556,405.19          0.10    9.276      500     68.18        360        356     4
N/A                               111       7,643,533.84          0.31    9.108      N/A     73.37        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------

Credit Grade

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Y9                              1,568    $276,998,679.95         11.06%   6.047%     693     81.94%       360        356     4
Y8                              1,160     196,792,647.80          7.86    6.376      650     83.94        360        356     4
Y7                              1,666     275,519,399.83         11.00    6.631      632     83.39        360        356     4
Y6                              2,120     333,325,082.35         13.31    6.846      611     83.14        360        356     4
Y5                              2,168     332,568,813.37         13.27    7.054      590     83.48        360        356     4
Y4                              3,633     509,960,088.51         20.36    7.001      585     80.17        360        356     4
Y3                              1,803     234,593,727.73          9.36    7.519      553     75.86        360        356     4
Y2                              2,348     290,030,359.65         11.58    8.983      546     75.82        360        356     4
Y1                                527      55,466,430.09          2.21    9.323      510     6.929        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Property Type

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Single Family                  15,775  $2,307,720,115.18         92.12%   7.134%     601     80.94%       360        356     4
Condominium                       696     107,502,999.22          4.29    6.939      618     79.85        360        356     4
Two- to Four Family               465      83,637,704.41          3.34    6.994      605     75.58        360        356     4
Manufactured Housing               42       3,459,505.49          0.14    7.218      584     70.35        360        354     6
Planned Unit Development           15       2,934,904.98          0.12    7.363      580     81.07        360        357     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------

Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Primary Home                   16,357  $2,436,375,135.72         97.25%   7.126%     602     80.98%       360        356     4
Investment                        513      52,465,449.98          2.09     7.01      625     69.93        360        356     4
Second Home                       123      16,414,643.58          0.66    6.857      619     73.34        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Documentation

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation(*)          16,677  $2,449,555,571.01         97.78%   7.129%     601     80.85%       360        356     4
Stated Income, Stated Asset       316      55,699,658.27          2.22    6.798      653     74.11        360        354     6
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------

(*)Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


Loan Purpose


--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance              9,568  $1,465,875,956.52         58.51%   7.077%     591     77.83%       360        356     4
Purchase                        5,850     824,978,152.41         32.93    7.198      621     85.43        360        356     4
Rate/Term Refinance             1,575     214,401,120.35          8.56    7.129      605     82.15        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not would be illegal. be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Product Type

--------------------------------------------------------------------------------------------------------------------------------
                                            Number                       Percent                       W.A.      W.A.     W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)     16,245  $2,387,610,660.38         95.30%   7.139%     601     80.77%       360        356     4
3/27 ARM (Six-Month LIBOR)        644      97,069,194.67          3.87    6.623      619     78.67        360        356     4
1 Year ARM (One-Year CMT)         104      20,575,374.23          0.82    7.492      610     82.13        360        356     4
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


Lien Position

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
1                              16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied would be illegal. upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the The issuer of the securities and Freddie Mac have not prepared, Underwriter and not by the issuer of the securities. reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

MI Provider

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
MI Coverage                   Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee                1,392    $210,464,132.15          8.40%   7.252%     614     89.71%       360        357     3
MGIC                            1,331     196,014,950.82          7.82    7.296      610     88.89        360        356     4
Not Insured                     8,555   1,272,555,045.64         50.80    6.830      600     72.77        360        356     4
Premium Priced (PP)                15       2,668,989.48          0.11    7.581      628     91.35        360        356     4
PMI                             1,439     211,919,886.48          8.46    7.502      603     89.10        360        357     3
Republic                        2,865     411,913,569.02         16.44    7.449      601     88.57        360        356     4
United Guaranty                 1,396     199,718,655.69          7.97    7.584      598     88.44        360        357     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


MI Coverage (%)

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
MI Coverage %                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
0                               8,570  $1,275,224,035.12         50.90%   6.832%     600     72.81%       360        356     4
6                               3,216     465,946,271.03         18.60    7.490      584     84.54        360        356     4
12                              3,369     515,358,481.54         20.57    7.226      612     89.71        360        356     4
16                              1,710     226,717,867.95          9.05    7.713      623     94.86        360        356     4
30                                  1         170,393.16          0.01    7.875      646     90.48        360        355     5
35                                127      21,838,180.48          0.87    7.559      660     99.94        360        357     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied would be illegal. upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer The issuer of the securities and Freddie Mac have not prepared, securities actually sold to you. of the securities. reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Prepayment Penalty Term

--------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty           3,553    $578,786,878.80         23.10%   7.329%     603     79.29%       360        356     4
12                                 20       3,820,613.62          0.15    6.593      596     76.04        360        356     4
24                             12,907   1,846,937,304.84         73.72    7.080      601     81.23        360        356     4
36                                512      75,594,682.20          3.02    6.580      619     78.81        360        356     4
60                                  1         115,749.82          0.00    7.690      661    100.00        360        357     3
--------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
--------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied would be illegal. upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer The issuer of the securities and Freddie Mac have not prepared, securities actually sold to you. of the securities. reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Geographic Distribution


------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
Geographic                   Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Distribution                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
California                      1,637    $393,305,541.39         15.70%   6.415%     615     76.93%       360        356     4
Maryland                          763     144,614,955.96          5.77    7.075      599     81.22        360        356     4
Illinois                        1,074     144,520,482.26          5.77    7.429      601     82.32        360        356     4
New Jersey                        702     137,342,791.81          5.48    7.200      588     76.09        360        356     4
Florida                           815     118,987,885.57          4.75    7.190      600     81.70        360        356     4
Minnesota                         713     112,127,293.83          4.48    7.095      598     79.63        360        356     4
Virginia                          578      95,743,691.09          3.82    7.080      599     81.48        360        356     4
New York                          413      83,255,813.72          3.32    7.008      594     76.19        360        356     4
Missouri                          757      79,037,501.71          3.15    7.536      598     83.53        360        356     4
Texas                             772      78,114,716.77          3.12    7.749      596     81.10        360        356     4
Arizona                           487      70,485,231.41          2.81    7.117      606     83.08        360        356     4
Colorado                          378      68,681,201.26          2.74    6.653      615     81.96        360        356     4
Georgia                           474      68,144,619.94          2.72    7.354      597     84.06        360        356     4
Pennsylvania                      545      64,683,446.36          2.58    7.274      594     82.24        360        356     4
Washington                        355      59,213,318.24          2.36    6.711      619     82.20        360        356     4
Michigan                          490      57,008,284.85          2.28    7.405      595     82.14        360        356     4
Nevada                            287      54,113,236.17          2.16    7.002      602     79.82        360        356     4
Ohio                              517      53,666,887.55          2.14    7.441      595     84.10        360        356     4
Massachusetts                     221      48,636,805.25          1.94    6.877      598     75.64        360        356     4
Wisconsin                         431      48,311,824.50          1.93    7.564      600     83.34        360        356     4
North Carolina                    354      42,537,527.78          1.70    7.441      602     83.12        360        356     4
Iowa                              423      37,781,603.25          1.51    7.818      605     86.10        360        356     4
Tennessee                         276      30,220,866.42          1.21    7.444      599     84.16        360        356     4
Indiana                           344      29,965,762.84          1.20    7.902      590     83.47        360        356     4
Kansas                            263      26,826,238.75          1.07    7.477      604     84.94        360        356     4
Louisiana                         243      26,806,161.68          1.07    7.647      588     84.44        360        356     4
South Carolina                    209      26,150,494.97          1.04    7.223      599     84.09        360        356     4
Oregon                            126      20,784,835.02          0.83    6.819      614     80.91        360        356     4
District of Columbia              110      20,673,653.25          0.83    6.778      596     73.36        360        356     4
Alaska                            130      20,122,457.48          0.80    6.771      609     81.47        360        356     4
Mississippi                       206      20,010,115.25          0.80    7.847      590     85.29        360        356     4
Connecticut                       104      18,309,652.98          0.73    7.185      592     78.98        360        356     4
Nebraska                          177      17,914,074.71          0.72    7.728      614     82.73        360        356     4
Utah                              118      17,518,618.65          0.70    7.122      620     82.83        360        356     4
Oklahoma                          193      16,987,951.78          0.68    7.578      599     83.32        360        356     4
New Mexico                        130      16,014,054.56          0.64    7.818      604     79.97        360        356     4
Arkansas                          167      15,664,026.80          0.63    7.642      594     85.27        360        356     4
Alabama                           137      13,063,495.00          0.52    7.708      586     84.55        360        356     4
West Virginia                     127      12,615,647.23          0.50    7.830      588     84.34        360        356     4
Delaware                           70      11,644,401.93          0.46    7.246      601     82.46        360        356     4
Idaho                             121      11,514,974.62          0.46    7.431      609     82.96        360        356     4
Kentucky                           94      10,959,551.38          0.44    7.136      608     83.24        360        356     4
Rhode Island                       51       9,110,434.66          0.36    6.762      593     76.58        360        356     4
Montana                            78       8,867,756.66          0.35    7.061      610     80.09        360        356     4
New Hampshire                      52       8,782,403.53          0.35    7.055      601     81.16        360        356     4
Wyoming                            80       8,613,394.15          0.34    6.984      629     85.17        360        356     4
South Dakota                       67       7,177,412.22          0.29    7.370      606     84.46        360        356     4
Hawaii                             28       6,536,481.12          0.26    6.536      617     77.54        360        356     4
Maine                              36       4,740,853.68          0.19    7.260      589     79.65        360        356     4
North Dakota                       52       4,701,920.14          0.19    7.882      609     85.90        360        357     3
Vermont                            18       2,642,877.15          0.11    7.023      590     76.61        360        356     4
------------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Mat erials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should By accepting this material not be relied upon as such. the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not so ld. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected The Underwriter makes no representation regarding the reasonableness of such herein. assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchang e Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Range of Gross Margins - (Adjustable Loans Only)


------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                       1        $135,591.03          0.01%   5.990%     579     80.00%       360        357     3
1.501 - 2.000                       1         325,065.26          0.01    6.125      632     87.32        360        358     2
2.001 - 2.500                       1         233,755.68          0.01    5.750      565     83.57        360        359     1
2.501 - 3.000                      21       4,986,415.96          0.20    4.816      702     72.29        360        356     4
3.001 - 3.500                     588      96,704,442.77          3.86    5.519      680     74.33        360        356     4
3.501 - 4.000                   1,579     264,965,587.48         10.58    5.864      642     74.31        360        356     4
4.001 - 4.500                   2,301     395,995,460.98         15.81    6.226      625     77.19        360        356     4
4.501 - 5.000                   2,649     417,022,152.82         16.65    6.648      613     81.61        360        356     4
5.001 - 5.500                   2,620     396,993,610.83         15.85    7.108      599     84.35        360        356     4
5.501 - 6.000                   2,325     322,770,893.64         12.88    7.614      591     87.44        360        356     4
6.001 - 6.500                   1,778     224,908,894.65          8.98    7.975      575     86.19        360        356     4
6.501 - 7.000                     969     120,265,092.18          4.80    8.292      556     75.11        360        356     4
7.001 - 7.500                     884     106,913,964.10          4.27    8.921      539     73.42        360        356     4
7.501 - 8.000                     756      89,441,481.88          3.57    9.390      537     78.91        360        356     4
8.001 - 8.500                     434      52,837,132.36          2.11    9.738      540     82.49        360        356     4
8.501 - 9.000                      69       8,490,117.13          0.34   10.129      541     83.02        360        356     4
9.001 - 9.500                       9       1,442,666.60          0.06   10.050      544     80.86        360        358     2
9.501 - 10.000                      5         349,336.56          0.01   10.612      526     79.81        360        357     3
10.001 - 10.500                     3         473,567.37          0.02   10.341      583     83.95        360        355     5
------------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon would be illegal. as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer The issuer of the securities and Freddie Mac have not prepared, actually sold to you. of the securities. reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Initial Periodic Rate Cap - (Adjustable Loans Only)


------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                   Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
2.000                             104     $20,575,374.23          0.82%   7.492%     610     82.13%       360        356     4
3.000                          16,889   2,484,679,855.05         99.18    7.118      602     80.69        360        356     4
------------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
------------------------------------------------------------------------------------------------------------------------------------


Periodic Rate Cap - (Adjustable Loans Only)


------------------------------------------------------------------------------------------------------------------------------------
                              Number        Percent                                W.A.     W.A.       W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
1.000                          16,889  $2,484,679,855.05         99.18%   7.118%     602     80.69%       360        356     4
2.000                             104      20,575,374.23          0.82    7.492      610     82.13        360        356     4
------------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the The issuer of the securities and Freddie Mac have not prepared, Underwriter and not by the issuer of the securities. reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Range of Maximum Interest Rates - (Adjustable Loans Only)


------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                       1        $151,311.20          0.01%   3.500%     691     80.00%       360        356     4
9.501 - 10.000                      6       1,588,875.23          0.06    3.891      696     72.39        360        356     4
10.001 - 10.500                    51      10,775,050.74          0.43    4.368      678     70.42        360        356     4
10.501 - 11.000                   265      56,644,894.53          2.26    4.861      649     73.53        360        356     4
11.001 - 11.500                   734     146,360,472.24          5.84    5.354      637     74.56        360        356     4
11.501 - 12.000                 1,708     322,634,117.60         12.88    5.830      629     77.42        360        356     4
12.001 - 12.500                 2,184     377,938,618.18         15.09    6.323      621     79.40        360        356     4
12.501 - 13.000                 2,676     427,160,801.05         17.05    6.812      608     81.81        360        356     4
13.001 - 13.500                 2,272     329,405,327.87         13.15    7.315      598     83.32        360        356     4
13.501 - 14.000                 2,184     293,530,824.74         11.72    7.796      589     84.61        360        356     4
14.001 - 14.500                 1,540     178,181,053.84          7.11    8.311      577     83.43        360        356     4
14.501 - 15.000                 1,459     165,594,793.62          6.61    8.801      562     81.63        360        356     4
15.001 - 15.500                   820      87,537,808.64          3.49    9.320      552     80.45        360        356     4
15.501 - 16.000                   541      57,831,030.95          2.31    9.784      543     79.40        360        356     4
16.001 - 16.500                   265      26,492,785.23          1.06   10.310      541     79.64        360        356     4
16.501 - 17.000                   196      16,252,787.91          0.65   10.775      536     79.73        360        356     4
17.001 - 17.500                    75       5,824,111.70          0.23   11.283      540     80.67        360        356     4
17.501 - 18.000                    14       1,151,753.88          0.05   11.787      525     79.70        360        357     3
18.001 - 18.500                     2         198,810.13          0.01   12.250      535     85.00        360        358     2
------------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon would be illegal. as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer The issuer of the securities and Freddie Mac have not prepared, actually sold to you. of the securities. reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Range of Minimum Interest Rates- (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                       1        $151,311.20          0.01%   3.500%     691     80.00%       360        356     4
3.501 - 4.000                       6       1,588,875.23          0.06    3.891      696     72.39        360        356     4
4.001 - 4.500                      51      10,775,050.74          0.43    4.368      678     70.42        360        356     4
4.501 - 5.000                     265      56,644,894.53          2.26    4.861      649     73.53        360        356     4
5.001 - 5.500                     734     146,360,472.24          5.84    5.354      637     74.56        360        356     4
5.501 - 6.000                   1,708     322,634,117.60         12.88    5.830      629     77.42        360        356     4
6.001 - 6.500                   2,184     377,938,618.18         15.09    6.323      621     79.40        360        356     4
6.501 - 7.000                   2,678     427,550,794.93         17.07    6.812      608     81.81        360        356     4
7.001 - 7.500                   2,272     329,405,327.87         13.15    7.315      598     83.32        360        356     4
7.501 - 8.000                   2,182     293,140,830.86         11.70    7.797      589     84.62        360        356     4
8.001 - 8.500                   1,540     178,181,053.84          7.11    8.311      577     83.43        360        356     4
8.501 - 9.000                   1,459     165,594,793.62          6.61    8.801      562     81.63        360        356     4
9.001 - 9.500                     820      87,537,808.64          3.49    9.320      552     80.45        360        356     4
9.501 - 10.000                    541      57,831,030.95          2.31    9.784      543     79.40        360        356     4
10.001 - 10.500                   265      26,492,785.23          1.06   10.310      541     79.64        360        356     4
10.501 - 11.000                   196      16,252,787.91          0.65   10.775      536     79.73        360        356     4
11.001 - 11.500                    75       5,824,111.70          0.23   11.283      540     80.67        360        356     4
11.501 - 12.000                    14       1,151,753.88          0.05   11.787      525     79.70        360        357     3
12.001 - 12.500                     2         198,810.13          0.01   12.250      535     85.00        360        358     2
------------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the This material is not to be construed as an offer to sell or the "Underwriter") is not soliciting any action based upon it. solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon would be illegal. as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this The Underwriter and their affiliates, officers, material should not be relied upon for such purposes. directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer The issuer of the securities and Freddie Mac have not prepared, actually sold to you. of the securities. reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Next Interest Adjustment Date - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date     Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
March 1, 2005                      12      $2,226,672.26          0.09%   7.594%     586     83.28%       360        354     6
April 1, 2005                      22       3,543,764.88          0.14    7.957      621     83.71        360        355     5
May 1, 2005                        25       5,529,481.74          0.22    7.109      599     81.90        360        356     4
June 1, 2005                       19       2,980,525.16          0.12    7.872      597     83.87        360        356     4
July 1, 2005                       23       5,501,440.18          0.22    7.366      630     79.52        360        358     2
August 1, 2005                      5       1,164,755.80          0.05    7.241      650     83.35        360        359     1
September 1, 2005                   2         201,918.87          0.01    8.016      566     76.48        360        348    12
October 1, 2005                     2         326,941.10          0.01    7.096      645     69.24        360        349    11
November 1, 2005                    3         650,192.25          0.03    7.224      645     77.54        360        350    10
December 1, 2005                    9       1,449,330.78          0.06    7.928      621     79.51        360        351     9
January 1, 2006                   150      19,842,348.10          0.79    7.725      612     80.31        360        352     8
February 1, 2006                   58       8,512,650.31          0.34    7.315      606     80.05        360        353     7
March 1, 2006                   2,329     328,227,501.48         13.10    7.159      602     80.19        360        354     6
March 18, 2006                      1          90,425.46          0.00    6.250      633     85.00        360        355     5
April 1, 2006                   3,229     468,518,667.72         18.70    7.056      598     80.55        360        355     5
May 1, 2006                     3,261     483,281,993.86         19.29    7.049      601     80.73        360        356     4
June 1, 2006                    3,137     473,880,664.17         18.92    7.062      603     81.18        360        357     3
July 1, 2006                    3,602     538,339,547.48         21.49    7.281      603     80.96        360        358     2
August 1, 2006                    460      63,917,213.01          2.55    7.457      605     81.49        360        359     1
December 1, 2006                    2         268,414.32          0.01    6.412      691     88.80        360        351     9
January 1, 2007                    19       2,811,141.23          0.11    7.171      621     76.20        360        352     8
February 1, 2007                    2         525,667.35          0.02    6.538      637     76.86        360        353     7
March 1, 2007                      98      13,194,312.25          0.53    6.775      616     77.23        360        354     6
April 1, 2007                     115      17,412,097.53          0.70    6.452      613     77.78        360        355     5
April 15, 2007                      1         163,875.56          0.01    4.350      732     76.74        360        356     4
May 1, 2007                       113      16,904,571.82          0.67    6.562      617     79.84        360        356     4
June 1, 2007                      131      19,659,925.29          0.78    6.537      623     79.84        360        357     3
July 1, 2007                      146      23,201,623.84          0.93    6.671      624     78.68        360        358     2
August 1, 2007                     17       2,927,565.48          0.12    7.131      603     77.79        360        359     1
------------------------------------------------------------------------------------------------------------------------------------
Total:                         16,993  $2,505,255,229.28        100.00%   7.121%     602     80.70%       360        356     4
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
GROUP 2&3 FIX LOANS SUMMARY

Summary                                                                            Total        Minimum         Maximum
--------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                                 $834,720,447.11
Number of Loans                                                                    5,014
Average Current Loan Balance                                                 $166,477.95     $13,434.13     $798,028.66
(1) Weighted Average Combined Original LTV                                         69.01%         11.11%         100.00%
(3) Weighted Average Credit Score                                                    678            525             821
(1) Weighted Average Gross Coupon                                                  5.996%         3.950%          9.900%
(1)(2) Weighted Average Gross Margin                                                 N/A
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                   N/A
(1) Weighted Average Remaining Term to Maturity (months)                             299             54             359
--------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only.
(3) Where Credit Scores are available.

-----------------------------------------------------------------------------------------
                                                                Percent of Cut-off Date
                                         Range                     Principal Balance
                                         -----                     -----------------
      Product Type                       Adjustable                      0.00%
                                         Fixed                         100.00%
      Fully Amortizing Mortgage Loans                                   76.78%
      Balloon Loans                                                     23.22%
      Lien                               First                         100.00%
                                         Second                          0.00%
      Loans with MI (%)                                                 33.55%

      Property Type                      SFR                            90.40%
                                         2-4 Family                      4.50%
                                         Condominium                     3.51%
                                         Manufactured Housing            0.12%

      Occupancy Status                   Owner Occupied                 96.56%
                                         Non-Owner Occupied              2.69%
                                         Second Home                     0.75%
      Geographic Distribution            California                     36.86%
                                         New York                        6.86%
                                         New Jersey                      6.33%
                                         Maryland                        4.31%
                                         Florida                         3.68%

      Number of States (including DC)    51
      Largest Zip Code Concentration     91709 (CA)                      0.30%
      Loans with Prepayment Penalties                                   79.47%
-----------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the r to buy any security in any jurisdiction where such an offer or solicitation would be solicitation of any offe illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not By accepting this material be relied upon as such. the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Range of Mortgage Coupons

------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                       3        $668,209.17          0.08%   3.963%     713     50.61%       274        270     4
4.001 - 4.500                     208      60,127,337.45          7.20    4.439      758     52.07        301        298     3
4.501 - 5.000                     465     118,284,961.89         14.17    4.846      742     57.88        318        315     3
5.001 - 5.500                     605     138,017,797.31         16.53    5.323      725     64.67        320        317     3
5.501 - 6.000                     874     160,071,473.66         19.18    5.817      678     70.76        297        293     3
6.001 - 6.500                     792     117,554,224.13         14.08    6.330      642     74.07        291        287     4
6.501 - 7.000                     834     116,392,212.38         13.94    6.801      627     76.35        292        288     4
7.001 - 7.500                     499      55,618,231.69          6.66    7.308      615     78.21        295        292     4
7.501 - 8.000                     358      37,556,931.63          4.50    7.792      606     79.60        295        291     4
8.001 - 8.500                     194      16,708,876.19          2.00    8.298      594     80.51        298        294     4
8.501 - 9.000                     129       9,986,776.80          1.20    8.791      578     77.95        300        296     4
9.001 - 9.500                      44       3,062,987.03          0.37    9.273      571     78.95        308        304     4
9.501 - 10.000                      9         670,427.78          0.08    9.663      560     68.01        309        304     5
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied would be illegal. upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Combined Original Loan-to-Value Ratio


------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                      14      $1,557,920.28          0.19%   5.745%     712     12.76%       329        326     3
15.01 - 20.00                      10       1,594,834.25          0.19    5.192      766     17.66        321        318     3
20.01 - 25.00                      36       5,171,238.27          0.62    5.136      739     22.65        295        292     3
25.01 - 30.00                      49       6,956,138.19          0.83    5.342      725     27.83        281        278     3
30.01 - 35.00                      69      12,198,332.18          1.46    5.184      733     32.74        284        281     3
35.01 - 40.00                     113      19,618,085.82          2.35    5.379      718     37.48        298        295     3
40.01 - 45.00                     163      28,737,232.75          3.44    5.271      719     42.84        311        308     3
45.01 - 50.00                     192      36,988,336.43          4.43    5.250      727     47.62        319        316     3
50.01 - 55.00                     226      46,669,033.28          5.59    5.347      712     52.88        297        294     3
55.01 - 60.00                     270      50,914,648.50          6.10    5.472      698     57.94        308        305     3
60.01 - 65.00                     495     100,083,824.33         11.99    5.485      694     63.24        319        316     3
65.01 - 70.00                     503      82,670,157.13          9.90    5.940      676     68.52        312        309     3
70.01 - 75.00                     557      85,717,292.90         10.27    6.104      663     73.49        306        303     4
75.01 - 80.00                   1,228     201,998,128.51         24.20    6.195      666     79.27        294        291     3
80.01 - 85.00                     530      76,877,189.57          9.21    6.761      632     84.29        289        286     4
85.01 - 90.00                     514      71,492,385.18          8.56    7.043      647     89.48        290        286     4
90.01 - 95.00                      44       5,422,902.06          0.65    7.882      643     94.82        336        332     4
95.01 - 100.00                      1          52,767.48          0.01    7.925      667    100.00        180        176     4
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied would be illegal. upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 50

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Cut-off Date Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00               387     $14,494,392.04          1.74%   7.430%     621     67.41%       267        263     4
50,000.01 - 75,000.00             533      33,613,104.00          4.03    7.156      627     72.79        286        282     4
75,000.01 - 100,000.00            593      52,242,852.90          6.26    6.819      635     72.90        285        282     4
100,000.01 - 125,000.00           518      58,163,809.05          6.97    6.674      644     72.64        285        281     4
125,000.01 - 150,000.00           508      70,454,241.40          8.44    6.457      653     71.02        294        290     4
150,000.01 - 175,000.00           468      75,952,055.47          9.10    6.194      658     71.33        293        289     4
175,000.01 - 200,000.00           433      81,397,854.53          9.75    6.034      669     69.90        295        291     3
200,000.01 - 225,000.00           337      71,734,813.28          8.59    5.995      674     69.76        300        297     3
225,000.01 - 250,000.00           296      70,620,466.56          8.46    5.842      682     69.39        306        303     3
250,000.01 - 275,000.00           226      59,466,325.07          7.12    5.681      690     69.90        309        306     3
275,000.01 - 300,000.00           211      60,690,247.67          7.27    5.551      690     67.21        306        303     3
300,000.01 - 325,000.00           165      51,593,414.19          6.18    5.619      691     69.27        305        302     3
325,000.01 - 350,000.00           111      37,271,084.33          4.47    5.143      726     64.03        311        308     3
350,000.01 - 375,000.00            46      16,655,689.56          2.00    4.957      756     63.45        337        333     3
375,000.01 - 400,000.00           106      41,623,331.74          4.99    4.971      749     58.39        334        332     3
400,000.01 - 425,000.00             7       2,872,104.37          0.34    5.319      739     53.57        334        331     3
425,000.01 - 450,000.00            18       7,937,492.90          0.95    5.444      729     65.34        350        347     3
450,000.01 - 475,000.00             6       2,777,271.55          0.33    5.435      747     69.93        360        357     3
475,000.01 - 500,000.00            18       8,854,533.94          1.06    5.363      725     64.45        340        337     3
500,000.01 - 525,000.00             4       2,063,542.57          0.25    5.282      716     59.55        360        357     3
525,000.01 - 550,000.00             6       3,275,240.36          0.39    5.310      736     65.06        360        357     3
550,000.01 - 575,000.00             3       1,680,681.19          0.20    5.374      754     72.58        360        357     3
575,000.01 - 600,000.00             6       3,557,063.16          0.43    5.177      759     57.60        330        328     2
600,000.01 - 625,000.00             1         605,095.05          0.07    5.765      765     52.78        360        357     3
650,000.01 - 675,000.00             1         656,951.87          0.08    5.250      789     16.50        360        356     4
675,000.01 - 700,000.00             1         677,382.80          0.08    5.125      780     79.71        360        356     4
700,000.01 - 725,000.00             1         713,317.55          0.09    5.125      754     65.00        360        358     2
725,000.01 - 750,000.00             2       1,480,698.34          0.18    5.375      784     64.87        360        354     6
775,000.01 - 800,000.00             2       1,595,389.67          0.19    5.187      754     69.63        360        358     2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Original Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
<= 60                               1         $32,704.15          0.00%   6.990%     721     70.00%        60         54     6
61 - 120                           20       1,772,016.55          0.21    6.030      709     53.63        120        115     5
121 - 180                       1,785     259,631,422.54         31.10    6.122      663     70.56        180        177     3
181 - 240                          44       6,927,956.27          0.83    5.838      678     63.24        240        236     4
241 - 300                           7       1,452,714.80          0.17    6.087      680     75.02        300        295     5
301 - 360                       3,157     564,903,632.80         67.68    5.939      684     68.41        360        357     3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
------------------------------------------------------------------------------------------------------------------------------------


Remaining Term to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity    Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
51 - 55                             1         $32,704.15          0.00%   6.990%     721     70.00%        60         54     6
111 - 115                          13       1,094,071.03          0.13    6.206      666     54.55        120        114     6
116 - 120                           7         677,945.52          0.08    5.746      779     52.15        120        116     4
161 - 165                           1          58,730.22          0.01    7.020      591     80.00        180        163    17
166 - 170                           1         212,541.66          0.03    5.375      798     37.72        180        170    10
171 - 175                         503      64,693,773.07          7.75    6.494      638     74.64        180        174     6
176 - 180                       1,280     194,666,377.59         23.32    5.999      671     69.23        180        177     3
231 - 235                          16       2,353,020.71          0.28    6.013      672     64.91        240        234     6
236 - 240                          28       4,574,935.56          0.55    5.748      681     62.38        240        237     3
291 - 295                           2         572,743.09          0.07    7.180      645     85.71        300        294     6
296 - 300                           5         879,971.71          0.11    5.375      702     68.07        300        296     4
346 - 350                           1         117,498.23          0.01    6.500      675     95.00        360        349    11
351 - 355                         808     119,659,688.69         14.34    6.474      645     72.55        360        355     5
356 - 360                       2,348     445,126,445.88         53.33    5.795      695     67.29        360        357     3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon would be illegal. as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                          85     $22,101,099.17          2.65%   4.947%     806     54.10%       317        314     3
751 - 800                         670     159,179,361.19         19.07    5.102      775     58.93        324        321     3
701 - 750                         633     136,766,505.47         16.38    5.328      725     65.92        306        303     3
651 - 700                       1,120     188,141,524.99         22.54    5.957      674     72.68        302        299     3
601 - 650                       1,348     187,145,651.73         22.42    6.581      626     75.11        287        283     4
551 - 600                       1,031     129,939,724.71         15.57    7.002      580     73.12        294        290     4
501 - 550                         125      11,323,207.68          1.36    8.043      540     68.38        290        286     4
N/A                                 2         123,372.17          0.01    9.231      N/A     63.42        360        355     5
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
------------------------------------------------------------------------------------------------------------------------------------


Credit Grade


------------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
Y9                              2,174    $453,384,167.32         54.32%   5.382%     732     64.87%       312        309     3
Y8                                486      76,826,069.69          9.20    6.227      654     74.06        294        291     4
Y7                                557      77,989,479.46          9.34    6.517      633     75.29        287        283     4
Y6                                485      66,529,551.90          7.97    6.742      611     75.38        281        277     4
Y5                                375      47,616,923.60          5.70    6.996      590     74.22        294        290     4
Y4                                738      94,325,299.57         11.30    6.910      587     72.62        296        292     4
Y3                                132      12,466,514.02          1.49    7.725      557     70.66        297        293     4
Y2                                 67       5,582,441.55          0.67    8.586      546     62.95        280        276     4
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
------------------------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon would be illegal. as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Property Type

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Single Family                   4,583    $754,620,288.48         90.40%   6.002%     677     69.19%       302        299     3
Two- to Four Family               198      37,538,093.56          4.50    6.258      659     67.62        310        306     4
Condominium                       179      29,288,445.62          3.51    5.786      690     68.29        291        287     3
Planned Unit Development           41      12,287,636.26          1.47    5.214      734     63.07        332        329     3
Manufactured Housing               13         985,983.19          0.12    7.059      625     78.20        237        231     6
----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
----------------------------------------------------------------------------------------------------------------------------------

Occupancy Status

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Primary Home                    4,740    $806,041,334.25         96.56%   5.973%     678     69.09%       303        299     3
Investment                        239      22,418,548.45          2.69    6.741      669     66.67        288        284     4
Second Home                        35       6,260,564.41          0.75    6.188      690     66.81        293        290     3
----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied would be illegal. upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Documentation

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation(*)           4,929    $821,551,165.69         98.42%   5.984%     678     69.02%       303        299     3
Stated Income, Stated Asset        85      13,169,281.42          1.58    6.703      658     68.35        275        270     6
----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
----------------------------------------------------------------------------------------------------------------------------------

(*)Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.

Loan Purpose


----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance              3,502    $571,490,886.91         68.46%   6.078%     665     69.28%       302        298     3
Rate/Term Refinance               815     147,196,808.40         17.63    5.601      708     62.42        310        306     3
Purchase                          697     116,032,751.80         13.90    6.089      700     76.07        296        293     3
----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac securities actually sold to you. have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Product Type

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                      3,859    $640,906,434.14         76.78%   5.955%     682     67.84%       339        336     3
Fixed Rate (Balloon)            1,155     193,814,012.97         23.22    6.130      663     72.90        180        177     3
----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
----------------------------------------------------------------------------------------------------------------------------------


Lien Position

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent       W.A.     W.A.     W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
1                               5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

MI Provider

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
MI Coverage                   Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee                  213     $29,734,450.54          3.56%   6.872%     650     87.14%       299        295     3
MGIC                              136      19,294,061.50          2.31    6.935      639     87.42        290        286     4
Not Insured                     3,929     681,686,403.45         81.67    5.784      686     64.95        305        302     3
PMI                               170      23,591,253.28          2.83    6.932      641     86.81        310        306     3
Republic                          357      48,338,602.15          5.79    7.038      630     87.07        281        276     5
United Guaranty                   209      32,075,676.19          3.84    6.851      643     87.20        289        285     3
----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
----------------------------------------------------------------------------------------------------------------------------------

MI Coverage (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                             Number               Percent              W.A.      W.A.     W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
MI Coverage %                 Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
0                               3,929    $681,686,403.45         81.67%   5.784%     686     64.95%       305        302     3
6                                 528      76,452,643.31          9.16    6.768      632     84.34        289        285     4
12                                513      71,148,674.49          8.52    7.047      647     89.50        291        287     4
16                                 43       5,379,958.38          0.64    7.880      642     94.86        336        332     4
35                                  1          52,767.48          0.01    7.925      667    100.00        180        176     4
----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty           1,190    $171,372,848.63         20.53%   6.435%     658     72.62%       300        296     4
12                                294      59,971,261.74          7.18    5.644      694     63.61        335        331     4
24                                 75      11,960,795.71          1.43    6.460      661     75.32        300        297     3
36                              3,452     591,204,101.50         70.83    5.894      682     68.38        300        297     3
60                                  3         211,439.53          0.03    7.520      641     83.32        343        338     6
----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
----------------------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offe r to buy any security in any jurisdiction where such an offer or solicitation This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied would be illegal. upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any o f such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned This material may be filed with the Securities and Exchange therein or derivatives thereof (including options). Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have securities actually sold to you. not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                      FARGO
Total Mortgage Loans                                                      [LOGO]
--------------------------------------------------------------------------------

Geographic Distribution

----------------------------------------------------------------------------------------------------------------------------------
                              Number                        Percent                         W.A.       W.A.      W.A.
                                of         Aggregate        of Loans      W.A.     W.A.   Combined   Original  Remaining  W.A.
Geographic                   Mortgage      Principal      by Principal   Gross    Credit  Original   Term to    Term to   Loan
Distribution                  Loans         Balance         Balance      Coupon   Score     LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
California                      1,245    $307,690,827.35         36.86%   5.357%     710     61.61%       314        311     3
New York                          299      57,299,922.48          6.86    5.788      677     63.89        323        319     4
New Jersey                        285      52,807,754.48          6.33    6.329      652     70.15        315        311     4
Maryland                          202      35,963,642.42          4.31    6.319      657     72.18        295        292     3
Florida                           228      30,678,460.04          3.68    6.525      643     74.72        300        296     3
Minnesota                         182      29,502,140.51          3.53    6.179      670     74.13        273        270     3
Virginia                          179      27,655,952.86          3.31    6.155      666     71.38        289        286     4
Texas                             262      27,139,953.96          3.25    6.766      659     77.42        291        287     3
Pennsylvania                      190      24,494,803.79          2.93    6.246      658     72.87        313        309     3
Ohio                              192      20,699,876.80          2.48    6.423      656     78.63        266        263     3
Colorado                          112      20,112,527.10          2.41    6.137      680     76.30        253        250     3
Illinois                          117      17,655,037.40          2.12    6.340      662     75.95        285        281     3
Arizona                            97      14,824,221.83          1.78    6.409      667     72.51        286        282     3
Wisconsin                         125      13,365,050.02          1.60    6.833      649     77.64        273        270     4
Missouri                          113      12,613,542.40          1.51    6.262      669     73.29        297        294     3
Washington                         64      11,457,909.98          1.37    6.089      666     75.24        261        258     3
Massachusetts                      54      10,744,179.51          1.29    5.884      686     65.13        351        348     3
Nevada                             57       9,992,855.98          1.20    6.689      631     77.84        306        303     3
Georgia                            63       8,070,261.89          0.97    6.652      677     78.09        326        322     4
Michigan                           62       7,628,342.40          0.91    6.274      655     75.46        298        294     4
Oregon                             47       7,582,036.71          0.91    6.655      667     81.04        220        217     3
Louisiana                          73       6,983,162.65          0.84    6.817      632     79.68        294        291     4
Tennessee                          65       6,095,009.33          0.73    6.920      645     80.30        311        307     4
North Carolina                     56       5,952,373.91          0.71    6.823      643     76.32        337        334     4
South Carolina                     55       5,705,606.28          0.68    7.149      622     78.18        298        293     4
Indiana                            68       5,482,066.06          0.66    6.668      657     78.86        301        297     4
Connecticut                        24       4,680,389.56          0.56    5.418      720     63.65        323        319     4
Mississippi                        52       4,269,252.39          0.51    7.135      635     81.43        285        281     4
Iowa                               50       4,216,147.66          0.51    6.895      629     75.81        283        279     4
Hawaii                             15       3,522,369.55          0.42    6.304      654     76.96        327        324     3
Oklahoma                           38       3,469,155.80          0.42    6.772      647     76.21        318        315     4
Utah                               27       3,451,298.07          0.41    6.808      655     74.16        232        228     4
Alabama                            37       3,160,442.55          0.38    7.374      626     77.93        305        301     4
District of Columbia               22       3,092,100.53          0.37    6.257      636     65.98        304        301     4
Wyoming                            24       3,062,210.02          0.37    6.979      649     80.73        244        241     3
Nebraska                           33       2,784,806.62          0.33    7.438      614     78.13        247        244     4
Idaho                              26       2,591,339.63          0.31    6.802      641     77.25        235        231     4
Montana                            19       2,286,282.68          0.27    6.863      642     81.31        255        251     4
Rhode Island                       11       1,959,091.37          0.23    6.351      637     74.58        348        345     4
Kentucky                           17       1,923,169.39          0.23    6.601      645     74.33        324        320     4
Delaware                           14       1,821,327.05          0.22    6.649      648     76.13        279        275     4
New Hampshire                      11       1,600,925.39          0.19    6.645      631     71.71        335        333     3
Arkansas                           23       1,578,542.01          0.19    7.226      654     82.72        313        310     4
West Virginia                      20       1,424,834.36          0.17    7.220      626     76.86        309        305     4
South Dakota                       17       1,310,322.40          0.16    7.296      632     74.62        225        222     3
Maine                               8       1,231,758.44          0.15    6.485      640     77.12        310        306     3
Alaska                              6         993,921.95          0.12    7.005      618     78.47        333        328     5
Kansas                             12         953,318.98          0.11    6.785      627     77.41        226        221     5
New Mexico                         11         664,979.73          0.08    7.184      646     72.18        272        268     4
North Dakota                        4         328,463.19          0.04    6.917      641     75.14        258        255     3
Vermont                             1         146,479.65          0.02    6.500      601     77.89        360        357     3
----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,014    $834,720,447.11        100.00%   5.996%     678     69.01%       302        299     3
----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the r to buy any security in any jurisdiction where such an offer or solicitation solicitation of any offe would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein superse des all prior information regarding such Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be assets. superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized The Underwriter is the dissemination of this material. acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                                      Banc of America Securities
                                                        [GRAPHIC OMITTED - LOGO]


                                  WFHET 2004-2
                          Group 1 AIG Collateral Strats

FICO & Documentation
FICO Score                            Full             Stated          All Docs       Avg Prin Bal            Current LTV
--------------------------------------------------------------------------------------------------------------------------
N/A                                  0.07%              0.00%             0.07%          43,743.38                  65.89
500                                  0.00%              0.00%             0.00%          26,749.92                  44.95
501 - 550                            2.34%              0.01%             2.35%          78,633.81                  68.00
551 - 600                           13.24%              0.17%            13.41%         122,082.07                  71.93
601 - 650                           22.42%              0.31%            22.74%         155,143.99                  74.12
651 - 700                           22.04%              0.48%            22.53%         195,093.00                  71.17
701 - 750                           18.29%              0.16%            18.46%         251,664.40                  66.30
751 - 800                           19.14%              0.06%            19.20%         275,753.32                  60.31
801 - 850                            1.24%              0.00%             1.24%         226,412.70                  53.27
--------------------------------------------------------------------------------------------------------------------------
Total:                              98.79%              1.21%           100.00%         181,180.24                  68.65


LTV & FICO
CLTV                             FICO N/A          FICO 500-549          FICO 550-599         FICO 600-649       FICO 650-699
------------------------------------------------------------------------------------------------------------------------------
<= 50.00                           0.01%               0.30%                 1.15%               1.22%              1.81%
50.01 - 60.00                      0.01%               0.24%                 1.35%               1.98%              2.47%
60.01 - 70.00                      0.03%               0.53%                 2.69%               4.27%              5.22%
70.01 - 80.00                      0.01%               0.84%                 4.53%               8.85%              8.82%
80.01 - 90.00                      0.01%               0.32%                 3.23%               5.50%              3.88%
90.01 - 100.00                     0.00%               0.00%                 0.20%               0.80%              0.51%
------------------------------------------------------------------------------------------------------------------------------
Total:                             0.07%               2.23%                13.15%              22.61%             22.72%

[TABLE CONTINUED]


LTV & FICO
CLTV                FICO 700-749       FICO 750-799      FICO ge 800                Total         Avg Prin Bal            WAC
------------------------------------------------------------------------------------------------------------------------------
<= 50.00               2.70%              4.70%             0.61%                   12.50%         177,569.43            5.375
50.01 - 60.00          2.80%              4.23%             0.30%                   13.39%         210,015.95            5.469
60.01 - 70.00          5.12%              5.25%             0.24%                   23.34%         206,814.94            5.663
70.01 - 80.00          5.93%              4.62%             0.12%                   33.72%         182,118.88            6.142
80.01 - 90.00          1.55%              0.60%             0.01%                   15.10%         148,138.02            6.951
90.01 - 100.00         0.28%              0.14%             0.01%                   1.94%          109,134.12            7.639
-------------------------------------------------------------------------------------------------------------------------------
Total:                18.38%             19.54%             1.30%                 100.00%          181,180.24            5.995


Prin Balance & FICO
Prin Balance                     FICO N/A          FICO 500-549          FICO 550-599         FICO 600-649       FICO 650-699
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                   0.04%               0.39%                 0.77%               0.64%              0.27%
50,000.01 - 100,000.00             0.02%               0.78%                 2.54%               2.88%              1.67%
100,000.01 - 150,000.00            0.00%               0.39%                 2.68%               3.55%              2.69%
150,000.01 - 200,000.00            0.01%               0.31%                 2.87%               4.67%              3.83%
200,000.01 - 250,000.00            0.00%               0.16%                 1.66%               2.97%              2.93%
250,000.01 - 300,000.00            0.00%               0.07%                 1.12%               1.88%              2.55%
300,000.01 - 350,000.00            0.00%               0.08%                 0.44%               1.39%              2.21%
350,000.01 - 400,000.00            0.00%               0.05%                 0.53%               2.51%              3.35%
400,000.01 - 450,000.00            0.00%               0.00%                 0.08%               0.53%              0.81%
450,000.01 - 500,000.00            0.00%               0.00%                 0.21%               0.39%              0.92%
500,000.01 - 550,000.00            0.00%               0.00%                 0.13%               0.47%              0.50%
550,000.01 - 600,000.00            0.00%               0.00%                 0.11%               0.30%              0.40%
600,000.01 - 650,000.00            0.00%               0.00%                 0.00%               0.20%              0.24%
650,000.01 - 700,000.00            0.00%               0.00%                 0.00%               0.09%              0.09%
700,000.01 - 750,000.00            0.00%               0.00%                 0.00%               0.09%              0.05%
750,000.01 - 800,000.00            0.00%               0.00%                 0.00%               0.00%              0.15%
850,000.01 >=                      0.00%               0.00%                 0.00%               0.06%              0.06%
-------------------------------------------------------------------------------------------------------------------------------
Total:                             0.07%               2.23%                13.15%              22.61%             22.72%


[TABLE CONTINUED]

Prin Balance & FICO
Prin Balance                    FICO 700-749       FICO 750-799      FICO ge 800         total       Current LTV            WAC
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                   0.08%              0.03%             0.01%            2.23%          67.79              8.052
50,000.01 - 100,000.00             0.49%              0.34%             0.04%            8.77%          72.44              7.275
100,000.01 - 150,000.00            1.42%              0.96%             0.08%            11.77%         71.95              6.638
150,000.01 - 200,000.00            2.16%              1.78%             0.18%            15.82%         69.84              6.162
200,000.01 - 250,000.00            2.15%              2.47%             0.23%            12.58%         68.31              5.817
250,000.01 - 300,000.00            2.12%              2.58%             0.27%            10.58%         67.59              5.596
300,000.01 - 350,000.00            2.22%              2.52%             0.30%            9.17%          66.39              5.425
350,000.01 - 400,000.00            3.70%              4.26%             0.10%            14.49%         66.82              5.401
400,000.01 - 450,000.00            0.84%              1.02%             0.06%            3.34%          67.97              5.631
450,000.01 - 500,000.00            1.10%              1.07%             0.03%            3.72%          68.10              5.616
500,000.01 - 550,000.00            0.83%              0.76%             0.00%            2.69%          68.23              5.622
550,000.01 - 600,000.00            0.67%              1.00%             0.00%            2.48%          62.17              5.458
600,000.01 - 650,000.00            0.20%              0.28%             0.00%            0.92%          69.24              5.726
650,000.01 - 700,000.00            0.13%              0.13%             0.00%            0.43%          66.98              5.605
700,000.01 - 750,000.00            0.09%              0.19%             0.00%            0.42%          64.06              5.889
750,000.01 - 800,000.00            0.10%              0.15%             0.00%            0.40%          60.99              5.549
850,000.01 >=                      0.06%              0.00%             0.00%            0.18%          74.08              5.453
-------------------------------------------------------------------------------------------------------------------------------
Total:                            18.38%             19.54%             1.30%          100.00%          68.65              5.995

Prepayment Penalty & FICO
Prepayment Penalty Term          FICO N/A          FICO 500-549          FICO 550-599         FICO 600-649       FICO 650-699
-------------------------------------------------------------------------------------------------------------------------------
0                                  0.01%               0.66%                 4.01%               5.95%               4.69%
12                                 0.00%               0.12%                 0.90%               1.31%               2.26%
24                                 0.00%               0.04%                 0.21%               0.44%               0.29%
30                                 0.06%               1.39%                 7.96%              14.82%              15.41%
36                                 0.00%               0.02%                 0.08%               0.09%               0.06%
-------------------------------------------------------------------------------------------------------------------------------
Total:                             0.07%               2.23%                13.15%              22.61%              22.72%


[TABLE CONTINUED]


Prepayment Penalty & FICO
Prepayment Penalty Term       FICO 700-749       FICO 750-799      FICO ge 800       total     Current LTV     WAC     Avg Prin Bal
-----------------------------------------------------------------------------------------------------------------------------------
0                                 2.30%              1.79%             0.08%         19.48%       72.39       6.578     144,807.01
12                                1.99%              2.18%             0.09%          8.85%       65.46       5.629     227,251.05
24                                0.08%              0.10%             0.00%          1.16%       73.00       6.848     159,640.20
30                               13.98%             15.41%             1.13%         70.17%       67.93       5.860     191,130.89
36                                0.03%              0.05%             0.00%          0.33%       73.47       7.143      82,625.15
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           18.38%             19.54%             1.30%        100.00%       68.65       5.995     181,180.24

Mortg Rates & FICO
Mortg Rates                      FICO N/A          FICO 500-549          FICO 550-599         FICO 600-649       FICO 650-699
-------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                      0.00%               0.00%                 0.00%               0.00%              0.00%
4.000 - 4.499                      0.00%               0.00%                 0.00%               0.00%              0.13%
4.500 - 4.999                      0.00%               0.00%                 0.03%               0.56%              3.48%
5.000 - 5.499                      0.00%               0.00%                 0.30%               1.10%              3.56%
5.500 - 5.999                      0.00%               0.07%                 1.70%               5.62%              7.35%
6.000 - 6.499                      0.01%               0.08%                 1.65%               3.84%              2.90%
6.500 - 6.999                      0.00%               0.21%                 3.68%               6.33%              3.34%
7.000 - 7.499                      0.00%               0.08%                 1.45%               1.86%              0.87%
7.500 - 7.999                      0.00%               0.34%                 2.18%               1.95%              0.81%
8.000 - 8.499                      0.00%               0.21%                 0.72%               0.52%              0.17%
8.500 - 8.999                      0.01%               0.41%                 0.83%               0.58%              0.10%
9.000 - 9.499                      0.01%               0.13%                 0.23%               0.08%              0.01%
9.500 - 9.999                      0.02%               0.32%                 0.23%               0.11%              0.00%
10.000 - 10.499                    0.00%               0.15%                 0.07%               0.01%              0.00%
10.500 - 10.999                    0.00%               0.16%                 0.07%               0.04%              0.00%
11.000 - 11.499                    0.00%               0.04%                 0.01%               0.00%              0.00%
11.500 - 11.999                    0.00%               0.03%                 0.00%               0.00%              0.00%
12.000 - 12.499                    0.00%               0.01%                 0.00%               0.00%              0.00%
-------------------------------------------------------------------------------------------------------------------------------
Total:                             0.07%               2.23%                13.15%              22.61%             22.72%


[TABLE CONTINUED]


Mortg Rates & FICO
Mortg Rates          FICO 700-749       FICO 750-799      FICO ge 800       total     Current LTV        WAC          Avg Prin Bal
-----------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999           0.01%              0.01%             0.00%          0.03%        43.43          3.913          199,730.15
4.000 - 4.499           0.40%              0.41%             0.02%          0.95%        52.35          4.325          261,646.89
4.500 - 4.999           6.28%              8.79%             0.74%         19.89%        57.12          4.765          286,342.25
5.000 - 5.499           4.93%              5.74%             0.27%         15.91%        64.56          5.240          287,092.30
5.500 - 5.999           4.32%              3.87%             0.24%         23.17%        69.88          5.745          214,750.84
6.000 - 6.499           1.34%              0.39%             0.02%         10.22%        72.56          6.238          175,825.22
6.500 - 6.999           0.77%              0.23%             0.01%         14.57%        75.31          6.729          151,742.87
7.000 - 7.499           0.18%              0.03%             0.01%          4.49%        77.00          7.243          116,352.94
7.500 - 7.999           0.12%              0.05%             0.00%          5.45%        79.05          7.714          108,542.62
8.000 - 8.499           0.01%              0.00%             0.00%          1.64%        79.11          8.224           88,722.09
8.500 - 8.999           0.01%              0.00%             0.00%          1.94%        80.37          8.709           80,519.73
9.000 - 9.499           0.00%              0.00%             0.00%          0.46%        78.37          9.228           60,419.35
9.500 - 9.999           0.00%              0.00%             0.00%          0.69%        75.32          9.733           60,736.93
10.000 - 10.499         0.00%              0.00%             0.00%          0.24%        74.38         10.218           58,627.91
10.500 - 10.999         0.00%              0.00%             0.00%          0.28%        72.26         10.711           57,736.56
11.000 - 11.499         0.00%              0.00%             0.00%          0.05%        69.17         11.277           45,932.46
11.500 - 11.999         0.00%              0.00%             0.00%          0.03%        70.18         11.735           38,083.65
12.000 - 12.499         0.00%              0.00%             0.00%          0.01%        59.03         12.158           45,663.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 18.38%             19.54%             1.30%        100.00%        68.65          5.995          181,180.24


Mortg Rates & LTV
Mortg Rates                      LTV <= 50         LTV 50.01-60          LTV 60.01-70         LTV 70.01-80       LTV 80.01-90
------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                      0.01%               0.01%                 0.00%               0.00%              0.00%
4.000 - 4.499                      0.39%               0.23%                 0.27%               0.01%              0.04%
4.500 - 4.999                      5.58%               4.88%                 6.56%               2.75%              0.11%
5.000 - 5.499                      2.43%               2.73%                 4.80%               5.48%              0.42%
5.500 - 5.999                      1.90%               2.91%                 5.60%              10.24%              2.37%
6.000 - 6.499                      0.71%               0.83%                 2.06%               4.69%              1.74%
6.500 - 6.999                      0.63%               1.05%                 2.33%               5.87%              4.45%
7.000 - 7.499                      0.21%               0.28%                 0.57%               1.59%              1.69%
7.500 - 7.999                      0.29%               0.20%                 0.49%               1.68%              2.36%
8.000 - 8.499                      0.08%               0.06%                 0.21%               0.46%              0.61%
8.500 - 8.999                      0.10%               0.11%                 0.18%               0.41%              0.79%
9.000 - 9.499                      0.04%               0.02%                 0.04%               0.13%              0.17%
9.500 - 9.999                      0.07%               0.03%                 0.11%               0.21%              0.20%
10.000 - 10.499                    0.01%               0.02%                 0.05%               0.06%              0.07%
10.500 - 10.999                    0.03%               0.02%                 0.05%               0.11%              0.05%
11.000 - 11.499                    0.01%               0.00%                 0.01%               0.01%              0.02%
11.500 - 11.999                    0.00%               0.00%                 0.01%               0.02%              0.01%
12.000 - 12.499                    0.00%               0.00%                 0.00%               0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------
Total:                            12.50%              13.39%                23.35%              33.72%             15.10%


[TABLE CONTINUED]


Mortg Rates & LTV
Mortg Rates              LTV 90.01-100          total            avg FICO                  WAC                 Avg Prin Bal
-----------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                0.00%              0.03%              757                    3.913                  199,730.15
4.000 - 4.499                0.00%              0.95%              742                    4.325                  261,646.89
4.500 - 4.999                0.00%             19.89%              739                    4.765                  286,342.25
5.000 - 5.499                0.05%             15.91%              724                    5.240                  287,092.30
5.500 - 5.999                0.16%             23.18%              683                    5.745                  214,750.84
6.000 - 6.499                0.19%             10.22%              650                    6.238                  175,825.22
6.500 - 6.999                0.24%             14.57%              630                    6.729                  151,742.87
7.000 - 7.499                0.16%              4.49%              621                    7.243                  116,352.94
7.500 - 7.999                0.43%              5.45%              609                    7.714                  108,542.62
8.000 - 8.499                0.21%              1.64%              595                    8.224                   88,722.09
8.500 - 8.999                0.34%              1.94%              585                    8.709                   80,519.73
9.000 - 9.499                0.07%              0.46%              572                    9.228                   60,419.35
9.500 - 9.999                0.07%              0.69%              559                    9.733                   60,736.93
10.000 - 10.499              0.01%              0.24%              541                   10.218                   58,627.91
10.500 - 10.999              0.02%              0.28%              548                   10.711                   57,736.56
11.000 - 11.499              0.00%              0.05%              534                   11.277                   45,932.46
11.500 - 11.999              0.00%              0.03%              531                   11.735                   38,083.65
12.000 - 12.499              0.00%              0.01%              523                   12.158                   45,663.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       1.94%            100.01%              678                    5.995                  181,180.24

                                                      Banc of America Securities
                                                        [GRAPHIC OMITTED - LOGO]


WFHET 2004-2
TIAA MI Breakdown


Loan Type                               WA LTV          % Pool            FICO
-------------------------------------------------------------------------------
Loans with MI                           88.48%          33.55%            614
Loans (LTV > 80, no MI)                 87.51%          0.25%             663
Loan not eligible for MI (LTV <= 80)    68.08%          66.20%            652


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                                      Banc of America Securities
                                                        [GRAPHIC OMITTED - LOGO]


 WFHET 2004-2


 Looking for the % of UPB in each of the cells below

 Each of the FICO/LTV strat groups will add up to 100%

 1st mortgages

                      FICO
 LTV                   >700         651-700     601-650     551-600     501-550      500        N/A          Total
                       --------------------------------------------------------------------------------------
 100                    11.72%      46.86%       41.41%      0.00%       0.00%      0.00%      0.00%                      100.00%
                       --------------------------------------------------------------------------------------
 90.01-99.99            4.44%       16.89%       43.15%      35.42%      0.09%      0.00%      0.00%                      100.00%
                       --------------------------------------------------------------------------------------
 80.01-90               11.05%      17.77%       29.73%      29.00%     12.17%      0.00%      0.27%                      100.00%
                       --------------------------------------------------------------------------------------
 70.01-80               18.42%      17.76%       26.83%      24.51%     12.15%      0.14%      0.18%                      100.00%
                       --------------------------------------------------------------------------------------
 60-70                  35.10%      18.12%       18.23%      19.69%      8.59%      0.09%      0.17%                      100.00%
                       --------------------------------------------------------------------------------------
 <60                    49.91%      14.81%       13.98%      14.81%      6.25%      0.07%      0.18%                      100.00%
                       --------------------------------------------------------------------------------------



 2nd Mortgages -- NO SECOND LIEN LOANS
                      FICO
 LTV                   >700         651-700       601-650         551-600       501-550       450-500  <450   Total
                       -------------------------------------------------------------------------------------
 >100                                                                                                                       0.00
                       -------------------------------------------------------------------------------------
 90.01-100                                                                                                                  0.00
                       -------------------------------------------------------------------------------------
 80.01-90                                                                                                                   0.00
                       -------------------------------------------------------------------------------------
 70.01-80                                                                                                                   0.00
                       -------------------------------------------------------------------------------------
 60-70                                                                                                                      0.00
                       -------------------------------------------------------------------------------------
 <60                                                                                                                        0.00
                               0.00          0.00            0.00          0.00          0.00   0.00   0.00                 0.00


Loss Coverage We can give this info over the phone only. Please call.

                 moodys   fitch      s&p
                                     Fixed     ARM
                 --------------------------------------------------------------
             BBB+
             BBB
             BBB-
             BB
             B
                 --------------------------------------------------------------

                                  WFHET 2004-2
                              FRM Loans without MI

                        Number                            Percent                        W.A.        W.A.         W.A.
                            of           Aggregate       of Loans     W.A.     W.A.  Combined    Original    Remaining     W.A.
                      Mortgage           Principal   by Principal    Gross   Credit   Original    Term to      Term to     Loan
Mortgage Coupons         Loans             Balance        Balance   Coupon    Score        LTV   Maturity     Maturity      Age
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                5       $1,067,669.46          0.05%    3.944%     730      48.21%       239           235       4
4.001 - 4.500              501      141,514,835.10          7.13     4.457      754      52.07        313           310       3
4.501 - 5.000            1,359      376,438,024.86         18.96     4.848      738      58.40        327           324       3
5.001 - 5.500            1,680      435,196,031.57         21.92     5.319      721      64.63        332           329       3
5.501 - 6.000            2,021      398,204,891.03         20.06     5.816      676      68.82        319           315       3
6.001 - 6.500            1,621      254,060,343.88         12.80     6.322      638      69.99        316           312       4
6.501 - 7.000            1,384      190,313,480.45          9.59     6.796      623      70.78        319           315       4
7.001 - 7.500              793       81,388,436.30          4.10     7.305      611      70.38        322           318       4
7.501 - 8.000              526       51,329,314.09          2.59     7.788      596      71.04        315           311       4
8.001 - 8.500              273       21,768,405.39          1.10     8.279      582      68.21        309           305       4
8.501 - 9.000              212       14,860,933.73          0.75     8.793      568      68.57        300           296       4
9.001 - 9.500              119        6,436,474.14          0.32     9.313      556      67.52        312           308       4
9.501 - 10.000             101        5,945,987.65          0.30     9.774      548      66.95        295           291       4
10.001 - 10.500             56        2,880,917.47          0.15    10.305      535      67.58        298           294       4
10.501 - 11.000             45        2,569,434.23          0.13    10.786      544      67.90        296           293       4
11.001 - 11.500             13          572,672.61          0.03    11.313      529      62.38        299           295       4
11.501 - 12.000              9          348,703.48          0.02    11.835      525      64.69        322           318       4
12.001 - 12.500              3          136,989.68          0.01    12.158      523      59.08        360           357       3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  10,721   $1,985,033,545.12        100.00%    5.785%     685      65.15%       322           319       3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              FRM Loans without MI

                           Number                           Percent                          W.A.         W.A.         W.A.
                               of           Aggregate      of Loans       W.A.   W.A.    Combined     Original    Remaining    W.A.
                         Mortgage           Principal  by Principal      Gross Credit    Original      Term to      Term to    Loan
Combined Original LTV       Loans             Balance       Balance     Coupon  Score         LTV     Maturity     Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                    2          $59,824.94         0.00%     8.452%    542       8.02%          360          357      3
10.01 - 15.00                  23        2,318,181.96         0.12      5.646     717      12.85           322          319      3
15.01 - 20.00                  39        5,188,735.90         0.26      5.368     746      18.16           323          320      3
20.01 - 25.00                  83       10,164,985.05         0.51      5.346     719      22.71           302          299      3
25.01 - 30.00                 137       20,000,501.43         1.01      5.379     719      27.69           308          305      3
30.01 - 35.00                 189       31,413,130.25         1.58      5.281     724      32.79           303          300      3
35.01 - 40.00                 290       53,107,130.08         2.68      5.336     722      37.63           316          313      3
40.01 - 45.00                 403       72,548,356.81         3.65      5.365     711      42.74           319          316      3
45.01 - 50.00                 564      111,013,247.09         5.59      5.324     716      47.77           321          318      3
50.01 - 55.00                 660      134,663,682.60         6.78      5.402     705      52.79           318          314      3
55.01 - 60.00                 815      168,411,051.78         8.48      5.481     698      57.78           323          320      3
60.01 - 65.00               1,411      303,132,776.79        15.27      5.471     696      63.16           330          326      3
65.01 - 70.00               1,375      249,681,706.43        12.58      5.914     674      68.52           327          323      3
70.01 - 75.00               1,485      252,180,297.12        12.70      6.106     663      73.60           324          320      4
75.01 - 80.00               3,209      565,143,717.35        28.47      6.169     669      79.27           319          315      4
80.01 - 85.00                   9        1,688,841.81         0.09      6.057     661      80.00           308          306      3
90.01 - 95.00                  27        4,317,377.73         0.22      6.420     690      94.02           335          331      4
Total:                     10,721   $1,985,033,545.12       100.00%     5.785%    685      65.15%          322          319      3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              FRM Loans without MI

                             Number                         Percent                          W.A.       W.A.         W.A.
                                 of         Aggregate      of Loans      W.A.    W.A.    Combined   Original    Remaining     W.A.
                           Mortgage         Principal  by Principal     Gross  Credit    Original    Term to      Term to     Loan
Principal Balance             Loans           Balance       Balance    Coupon   Score         LTV   Maturity     Maturity      Age
-----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00           1,039    $38,624,299.11         1.95%    7.750%     606      62.21%        273          269       4
50,000.01 - 75,000.00         1,033     64,376,457.31         3.24     7.116      625      66.70         295          291       4
75,000.01 - 100,000.00        1,064     93,860,696.61         4.73     6.762      633      66.69         304          300       4
100,000.01 - 125,000.00         936    105,077,852.90         5.29     6.538      645      67.37         308          304       4
125,000.01 - 150,000.00         910    126,225,667.98         6.36     6.230      657      66.15         314          310       4
150,000.01 - 175,000.00         904    146,865,353.07         7.40     5.992      663      65.66         316          312       3
175,000.01 - 200,000.00         913    171,962,512.24         8.66     5.883      669      65.69         322          319       3
200,000.01 - 225,000.00         645    137,273,875.09         6.92     5.737      680      64.85         324          320       3
225,000.01 - 250,000.00         589    140,462,567.57         7.08     5.610      690      65.20         326          323       3
250,000.01 - 275,000.00         451    118,418,317.41         5.97     5.524      695      65.79         334          331       3
275,000.01 - 300,000.00         447    128,801,879.13         6.49     5.390      702      64.67         331          328       3
300,000.01 - 325,000.00         303     94,856,711.81         4.78     5.327      708      63.91         329          325       3
325,000.01 - 350,000.00         315    106,172,460.19         5.35     5.201      719      63.61         328          324       3
350,000.01 - 375,000.00         258     93,625,514.89         4.72     5.334      708      66.48         325          322       3
375,000.01 - 400,000.00         428    167,652,026.58         8.45     5.136      726      62.11         331          327       3
400,000.01 - 425,000.00          51     21,129,005.86         1.06     5.520      709      65.27         349          346       3
425,000.01 - 450,000.00          81     35,636,100.61         1.80     5.474      724      64.61         334          331       3
450,000.01 - 475,000.00          58     26,759,752.47         1.35     5.604      712      67.99         338          335       3
475,000.01 - 500,000.00          76     37,321,763.46         1.88     5.470      717      65.24         330          327       3
500,000.01 - 525,000.00          58     29,809,366.63         1.50     5.530      709      66.95         310          307       3
525,000.01 - 550,000.00          26     14,049,171.01         0.71     5.536      715      64.95         339          336       3
550,000.01 - 575,000.00          27     15,098,178.75         0.76     5.455      727      67.52         313          310       3
575,000.01 - 600,000.00          48     28,360,115.41         1.43     5.399      723      59.34         326          323       4
600,000.01 - 625,000.00          12      7,334,648.51         0.37     5.770      712      66.81         360          357       3
625,000.01 - 650,000.00          12      7,670,655.44         0.39     5.687      692      70.80         330          327       3
650,000.01 - 675,000.00           6      3,951,974.85         0.20     5.725      717      64.66         270          266       4
675,000.01 - 700,000.00           6      4,142,694.37         0.21     5.356      730      63.87         330          326       3
Continued...


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              FRM Loans without MI


....continued

                             Number                           Percent                        W.A.       W.A.        W.A.
                                 of           Aggregate      of Loans      W.A.    W.A.  Combined   Original   Remaining      W.A.
                           Mortgage           Principal  by Principal     Gross  Credit  Original    Term to     Term to      Loan
Principal Balance             Loans             Balance       Balance    Coupon   Score       LTV   Maturity    Maturity       Age
------------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 725,000.00           3        2,150,129.96          0.11     5.668     714     64.45        360         356         4
725,000.01 - 750,000.00           9        6,674,652.14          0.34     5.764     740     64.48        340         336         4
750,000.01 - 775,000.00           2        1,530,647.48          0.08     6.001     680     62.53        360         356         4
775,000.01 - 800,000.00           8        6,367,519.85          0.32     5.349     748     62.96        360         358         2
875,000.01 - 900,000.00           1          895,839.87          0.05     5.375     697     78.61        360         357         3
900,000.01 - 925,000.00           1          907,136.01          0.05     5.750     636     70.00        360         357         3
975,000.01 - 1,000,000.00         1          988,000.55          0.05     5.250     728     75.00        360         355         5
Total:                       10,721   $1,985,033,545.12        100.00%    5.785%    685     65.15%       322         319         3


                             Number                           Percent                        W.A.       W.A.        W.A.
                                 of           Aggregate      of Loans      W.A.    W.A.  Combined   Original   Remaining      W.A.
                           Mortgage           Principal  by Principal     Gross  Credit  Original    Term to     Term to      Loan
Original Term to Maturity     Loans             Balance       Balance    Coupon   Score       LTV   Maturity    Maturity       Age
------------------------------------------------------------------------------------------------------------------------------------
<= 60                             1          $32,704.15          0.00%    6.990%    721     70.00%        60          54         6
61 - 120                         27        2,118,383.20          0.11     6.048     702     49.27        120         115         5
121 - 180                     2,714      402,026,195.85         20.25     5.881     670     64.92        180         177         3
181 - 240                       105       18,043,148.86          0.91     5.736     693     61.79        240         236         4
241 - 300                        31        5,251,520.64          0.26     5.726     699     61.89        300         296         4
301 - 360                     7,843    1,557,561,592.42         78.47     5.760     689     65.29        360         357         3
Total:                       10,721   $1,985,033,545.12        100.00%    5.785%    685     65.15%       322         319         3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              FRM Loans without MI

                              Number                           Percent                          W.A.       W.A.        W.A.
                                  of           Aggregate      of Loans      W.A.     W.A.   Combined   Original   Remaining    W.A.
                            Mortgage           Principal  by Principal     Gross   Credit   Original    Term to     Term to    Loan
Remaining Term to Maturity     Loans             Balance       Balance    Coupon    Score        LTV   Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
51 - 55                            1          $32,704.15          0.00%    6.990%     721      70.00%        60          54       6
111 - 115                         16        1,145,597.34          0.06     6.285      666      53.58        120         114       6
116 - 120                         11          972,785.86          0.05     5.769      743      44.20        120         116       4
156 - 160                          1           33,494.06          0.00     7.240      517      33.96        180         158      22
161 - 165                          1           58,730.22          0.00     7.020      591      80.00        180         163      17
166 - 170                          1          212,541.66          0.01     5.375      798      37.72        180         170      10
171 - 175                        778       92,130,152.97          4.64     6.338      641      68.01        180         174       6
176 - 180                      1,933      309,591,276.94         15.60     5.745      678      64.02        180         177       3
231 - 235                         39        6,211,858.44          0.31     5.904      671      62.26        240         234       6
236 - 240                         66       11,831,290.42          0.60     5.648      704      61.55        240         237       3
291 - 295                         11        1,683,518.98          0.08     5.772      713      64.37        300         294       6
296 - 300                         20        3,568,001.66          0.18     5.704      692      60.71        300         297       3
341 - 345                          1           97,565.59          0.00     6.350      643      67.35        360         345      15
346 - 350                          1          165,420.02          0.01     4.875      636      52.50        360         348      12
351 - 355                      1,906      310,077,703.80         15.62     6.271      654      68.26        360         354       6
356 - 360                      5,935    1,247,220,903.01         62.83     5.633      698      64.55        360         357       3
Total:                        10,721   $1,985,033,545.12        100.00%    5.785%     685      65.15%       322         319       3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              FRM Loans without MI

                  Number                            Percent                                W.A.        W.A.         W.A.
                      of           Aggregate       of Loans        W.A.        W.A.    Combined    Original    Remaining     W.A.
                Mortgage           Principal   by Principal       Gross      Credit    Original     Term to      Term to     Loan
Credit Score       Loans             Balance        Balance      Coupon       Score         LTV    Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
801 - 850            166      $41,026,615.74           2.07%      4.962%        806       53.42%        329          326        3
751 - 800          1,673      443,628,542.57          22.35       5.083         774       59.01         334          331        3
701 - 750          1,594      389,403,499.88          19.62       5.267         726       64.42         326          323        3
651 - 700          2,250      430,670,813.47          21.70       5.718         676       67.88         320          317        3
601 - 650          2,545      389,302,584.31          19.61       6.328         627       69.66         312          308        4
551 - 600          1,957      248,849,314.56          12.54       6.799         578       67.39         315          311        4
501 - 550            510       41,018,712.21           2.07       8.408         536       65.45         307          303        4
451 - 500              2           53,499.83           0.00      10.283         500       46.58         180          174        6
= 0                   24        1,079,962.55           0.05       9.006           0       63.51         333          329        4
Total:            10,721   $1,985,033,545.12         100.00%      5.785%        685       65.15%        322          319        3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              FRM Loans without MI

                             Number                           Percent                          W.A.        W.A.         W.A.
                                 of           Aggregate      of Loans      W.A.     W.A.   Combined    Original    Remaining   W.A.
                           Mortgage           Principal  by Principal     Gross   Credit   Original     Term to      Term to   Loan
Credit Grade                  Loans             Balance       Balance    Coupon    Score        LTV    Maturity     Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Y1                               79       $4,571,229.57          0.23%   10.128%     512      62.41%        283          278      4
Y2                              276       19,200,496.10          0.97     9.170      545      64.89         301          297      4
Y3                              449       44,362,956.66          2.23     7.615      553      66.21         318          314      4
Y4                            1,386      177,739,620.45          8.95     6.663      588      67.29         315          312      4
Y5                              647       87,586,786.25          4.41     6.687      590      67.90         315          312      4
Y6                              876      124,352,749.51          6.26     6.537      612      69.22         310          307      4
Y7                            1,021      160,952,048.52          8.11     6.241      633      69.91         310          306      4
Y8                              904      158,242,019.79          7.97     6.009      653      68.97         315          311      4
Y9                            5,083    1,208,025,638.27         60.86     5.285      733      63.06         328          325      3
Total:                       10,721   $1,985,033,545.12        100.00%    5.785%     685      65.15%        322          319      3


                             Number                           Percent                          W.A.        W.A.         W.A.
                                 of           Aggregate      of Loans      W.A.     W.A.   Combined    Original    Remaining   W.A.
                           Mortgage           Principal  by Principal     Gross   Credit   Original     Term to      Term to   Loan
Property Type                 Loans             Balance       Balance    Coupon    Score        LTV    Maturity     Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Single Family                 9,714   $1,786,184,862.37         89.98%    5.781%     685      65.22%        321          318      3
Two- to Four Family             449       83,700,941.94          4.22     6.113      664      63.49         333          329      4
Condominium                     394       71,536,258.42          3.60     5.705      693      66.74         323          319      3
Planned Unit Development        124       40,056,033.48          2.02     5.282      740      62.62         343          340      3
Manufactured Housing             39        3,398,560.66          0.17     7.057      628      70.08         309          303      6
Townhouse                         1          156,888.25          0.01     4.625      694      72.73         180          175      5
Total:                       10,721   $1,985,033,545.12        100.00%    5.785%     685      65.15%        322          319      3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                              FRM Loans without MI

                               Number                           Percent                          W.A.        W.A.       W.A.
                                   of           Aggregate      of Loans      W.A.      W.A.  Combined    Original  Remaining   W.A.
                             Mortgage           Principal  by Principal     Gross    Credit  Original     Term to    Term to   Loan
Occupancy Status                Loans             Balance       Balance    Coupon     Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Primary Home                   10,089   $1,920,619,533.85         96.76%    5.755%      686     65.13%        322        319      3
Investment                        538       48,641,412.56          2.45     6.807       664     66.11         309        305      4
Second Home                        94       15,772,598.71          0.79     6.213       690     64.66         315        311      3
Total:                         10,721   $1,985,033,545.12        100.00%    5.785%      685     65.15%        322        319      3


                               Number                           Percent                          W.A.        W.A.       W.A.
                                   of           Aggregate      of Loans      W.A.      W.A.  Combined    Original  Remaining   W.A.
                             Mortgage           Principal  by Principal     Gross    Credit  Original     Term to    Term to   Loan
Documentation                   Loans             Balance       Balance    Coupon     Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation*            10,521   $1,954,170,072.90         98.45%    5.769%      686     65.09%        322        319      3
Stated Income, Stated Asset       200       30,863,472.22          1.55     6.794       659     69.45         306        300      6
Total:                         10,721   $1,985,033,545.12        100.00%    5.785%      685     65.15%        322        319      3


*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              FRM Loans without MI

                         Number                             Percent                          W.A.        W.A.          W.A.
                             of           Aggregate        of Loans     W.A.     W.A.   Combined     Original    Remaining     W.A.
                       Mortgage           Principal    by Principal    Gross   Credit   Original      Term to      Term to     Loan
Loan Purpose              Loans             Balance         Balance   Coupon    Score        LTV     Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance        7,662   $1,350,828,426.40           68.05%   5.876%     673      64.91%         321          317        3
Rate/Term Refinance       1,718      377,725,293.74           19.03    5.380      714      60.30          326          323        3
Purchase                  1,341      256,479,824.98           12.92    5.902      708      73.59          322          319        3
Total:                   10,721   $1,985,033,545.12          100.00%   5.785%     685      65.15%         322          319        3



                         Number                             Percent                          W.A.        W.A.          W.A.
                             of           Aggregate        of Loans     W.A.     W.A.   Combined     Original    Remaining     W.A.
                       Mortgage           Principal    by Principal    Gross   Credit   Original      Term to      Term to     Loan
Product Type              Loans             Balance         Balance   Coupon    Score        LTV     Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                9,695   $1,774,160,700.80           89.38%   5.782%     687      64.73%         339          336        3
Fixed Rate (Balloon)      1,026      210,872,844.32           10.62    5.811      676      68.74          180          177        3
Total:                   10,721   $1,985,033,545.12          100.00%   5.785%     685      65.15%         322          319        3


                         Number                             Percent                          W.A.        W.A.          W.A.
                             of           Aggregate        of Loans     W.A.     W.A.   Combined     Original    Remaining     W.A.
                       Mortgage           Principal    by Principal    Gross   Credit   Original      Term to      Term to     Loan
Lien Position             Loans             Balance         Balance   Coupon    Score        LTV     Maturity     Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
1                        10,721   $1,985,033,545.12          100.00%   5.785%     685      65.15%         322          319        3
Total:                   10,721   $1,985,033,545.12          100.00%   5.785%     685      65.15%         322          319        3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              FRM Loans without MI

                           Number                            Percent                           W.A.        W.A.        W.A.
                               of           Aggregate       of Loans      W.A.      W.A.   Combined    Original   Remaining   W.A.
                         Mortgage           Principal   by Principal     Gross    Credit   Original     Term to     Term to   Loan
MI Coverage                 Loans             Balance        Balance    Coupon     Score        LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Not Insured                10,694   $1,980,716,167.39          99.78%    5.783%      685      65.09%        322         319      3
Premium Priced (PP)            27        4,317,377.73           0.22     6.420       690      94.02         335         331      4
Total:                     10,721   $1,985,033,545.12         100.00%    5.785%      685      65.15%        322         319      3


                           Number                            Percent                           W.A.        W.A.        W.A.
                               of           Aggregate       of Loans      W.A.      W.A.   Combined    Original   Remaining   W.A.
                         Mortgage           Principal   by Principal     Gross    Credit   Original     Term to     Term to   Loan
MI Coverage %               Loans             Balance        Balance    Coupon     Score        LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
0.00                       10,721   $1,985,033,545.12         100.00%    5.785%      685      65.15%        322         319      3
Total:                     10,721   $1,985,033,545.12         100.00%    5.785%      685      65.15%        322         319      3


                           Number                            Percent                           W.A.        W.A.        W.A.
                               of           Aggregate       of Loans      W.A.      W.A.   Combined    Original   Remaining   W.A.
                         Mortgage           Principal   by Principal     Gross    Credit   Original     Term to     Term to   Loan
Prepayment Penalty Term     Loans             Balance        Balance    Coupon     Score        LTV    Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
0                           2,506     $362,834,225.14          18.28%    6.340%      656      68.09%        317         313      4
12                            802      179,733,734.18           9.05     5.536       697      62.92         337         334      4
24                            130       21,917,994.66           1.10     6.428       656      68.89         306         302      4
36                          7,241    1,417,234,544.93          71.40     5.661       692      64.63         322         319      3
60                             42        3,313,046.21           0.17     6.935       657      67.03         288         282      6
Total:                     10,721   $1,985,033,545.12         100.00%    5.785%      685      65.15%        322         319      3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              FRM Loans without MI

                            Number                         Percent                             W.A.        W.A.       W.A.
                                of         Aggregate      of Loans      W.A.       W.A.    Combined    Original  Remaining   W.A.
                          Mortgage         Principal  by Principal     Gross     Credit    Original     Term to    Term to   Loan
Geographic Distribution      Loans           Balance       Balance    Coupon      Score         LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                   3,193   $875,800,568.38         44.12%    5.284%       714       60.92%        330        327      3
New York                       784    160,304,194.64          8.08     5.697        677       62.87         327        323      4
New Jersey                     645    122,244,283.44          6.16     6.178        651       66.29         324        320      4
Maryland                       365     70,816,593.06          3.57     6.042        662       66.47         314        311      3
Texas                          633     65,102,773.09          3.28     6.842        655       72.65         299        296      3
Virginia                       360     64,302,244.70          3.24     5.934        679       67.21         310        307      3
Florida                        448     60,573,190.69          3.05     6.431        638       70.09         315        312      4
Pennsylvania                   394     52,400,217.37          2.64     6.061        665       69.37         323        319      3
Minnesota                      277     46,471,457.13          2.34     6.005        678       70.08         308        305      3
Colorado                       195     37,292,234.02          1.88     5.859        693       69.96         292        289      3
Illinois                       216     35,804,020.16          1.80     6.053        671       70.55         316        312      4
Ohio                           301     34,055,391.88          1.72     6.134        666       73.82         304        300      3
Arizona                        184     28,941,704.55          1.46     6.162        675       67.40         304        300      3
Massachusetts                  135     27,264,278.94          1.37     5.841        682       64.41         348        344      3
Washington                     138     25,005,918.08          1.26     6.013        678       71.52         307        303      3
Missouri                       211     24,094,817.38          1.21     6.162        671       69.98         314        311      3
Wisconsin                      188     21,331,796.47          1.07     6.502        658       72.39         316        313      4
Nevada                         110     20,629,572.71          1.04     6.516        642       72.82         333        330      3
Connecticut                     83     17,267,552.05          0.87     5.649        692       66.27         336        332      4
Georgia                        140     16,796,919.77          0.85     6.575        662       70.89         320        317      3
Michigan                       131     14,347,309.10          0.72     6.395        650       70.01         316        312      4
Louisiana                      137     12,602,389.74          0.63     6.832        622       71.53         311        307      4
Oregon                          68     12,551,679.79          0.63     6.356        666       71.44         283        280      3
North Carolina                 106     11,985,972.54          0.60     6.660        643       71.72         333        329      4
Indiana                        120     10,193,552.43          0.51     6.518        667       73.57         322        318      4
Tennessee                      106     10,015,935.39          0.50     6.444        660       73.18         315        312      4
Hawaii                          34      8,939,257.92          0.45     5.918        677       68.47         350        347      3
Continued


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              FRM Loans without MI

....continued

                            Number                           Percent                         W.A.        W.A.        W.A.
                                of           Aggregate      of Loans    W.A.      W.A.   Combined    Original   Remaining    W.A.
                          Mortgage           Principal  by Principal   Gross    Credit   Original     Term to     Term to    Loan
Geographic Distribution      Loans             Balance       Balance  Coupon     Score        LTV    Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia            50        8,280,091.87          0.42   6.287       633      63.10         320         317       4
Iowa                            98        8,102,437.16          0.41   6.922       648      73.78         306         302       4
Oklahoma                        91        7,948,031.68          0.40   6.713       640      73.11         316         312       4
Alabama                        111        7,858,022.51          0.40   7.107       618      70.65         305         300       4
South Carolina                  89        7,124,733.15          0.36   6.962       627      70.61         289         286       4
Rhode Island                    35        6,365,935.30          0.32   5.961       659      68.38         335         332       3
Utah                            41        5,770,281.44          0.29   6.677       652      69.64         268         265       4
Mississippi                     89        5,663,267.97          0.29   7.105       631      71.39         279         275       4
Wyoming                         36        4,435,934.68          0.22   6.844       650      76.52         261         258       3
Idaho                           46        4,041,198.60          0.20   6.697       655      72.65         269         266       3
New Hampshire                   24        3,941,176.53          0.20   6.424       642      69.74         349         346       3
Nebraska                        48        3,801,299.48          0.19   7.344       623      72.54         282         278       3
Kentucky                        36        3,655,368.97          0.18   6.644       647      72.47         316         313       4
Delaware                        23        3,257,674.87          0.16   6.355       667      72.19         327         324       3
Arkansas                        47        3,229,458.07          0.16   7.176       635      71.77         309         305       4
Montana                         25        2,466,276.50          0.12   6.730       629      73.78         294         291       3
New Mexico                      25        2,462,238.72          0.12   6.947       605      73.71         326         322       4
Kansas                          31        2,410,215.90          0.12   6.810       623      70.89         303         299       4
West Virginia                   33        2,203,253.94          0.11   7.243       612      65.68         312         307       4
Maine                           11        1,801,126.69          0.09   6.722       629      71.24         314         311       3
Alaska                           9        1,161,525.70          0.06   7.057       650      66.11         324         321       3
South Dakota                    12          948,254.77          0.05   7.150       648      65.05         279         276       3
Vermont                          3          529,911.96          0.03   6.089       644      79.09         360         357       3
North Dakota                     6          440,003.24          0.02   7.620       648      74.69         323         320       3
Total:                      10,721   $1,985,033,545.12        100.00%  5.785%      685      65.15%        322         319       3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              FRM Loans without MI
Gross Margin


Initial Cap


Periodic Cap


Maximum Rate


Minimum Rate


Next Rate Adjustment Date


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                  WFHET 2004-2

FICO                       Count               Balance                  % of                 Gross                 Gross
                                                                     Balance                  Rate                Margin

-------------------------------------------------------------------------------------------------------------------------
N/A                          138         $8,860,490.45                  0.18%                9.114%                7.261%
500                           28          2,609,905.02                 0.050                 9.297                 7.514
501  -  510                  288         28,286,887.58                 0.580                 9.444                 7.670
511  -  520                  374         38,619,104.90                 0.790                 9.236                 7.588
521  -  530                  823         97,227,628.76                 1.980                 9.001                 7.471
531  -  540                  931        111,563,911.63                 2.270                 8.800                 7.254
541  -  550                1,287        156,914,302.51                 3.200                 7.740                 6.134
551  -  560                1,267        155,405,837.65                 3.170                 7.635                 6.055
561  -  570                2,044        276,322,346.80                 5.630                 7.095                 5.483
571  -  580                1,862        252,675,228.97                 5.150                 7.100                 5.482
581  -  590                1,987        283,318,291.67                 5.770                 7.135                 5.269
591  -  600                1,979        283,796,040.42                 5.780                 7.059                 5.183
601  -  610                1,975        293,415,212.22                 5.980                 6.936                 5.003
611  -  620                1,810        266,612,638.36                 5.430                 6.836                 5.009
621  -  630                1,786        281,741,509.37                 5.740                 6.643                 4.802
631  -  640                1,559        245,782,895.52                 5.010                 6.579                 4.790
641  -  650                1,534        253,586,368.86                 5.170                 6.399                 4.596
651  -  660                1,235        201,503,987.08                 4.110                 6.303                 4.456
661  -  670                1,128        194,646,957.63                 3.970                 6.095                 4.319
671  -  680                  956        174,098,801.14                 3.550                 5.970                 4.226
681  -  690                  778        150,579,585.55                 3.070                 5.822                 4.230
691  -  700                  654        131,722,014.46                 2.680                 5.758                 4.161
701  -  710                  542        114,554,303.79                 2.330                 5.586                 3.956
711  -  720                  464        104,305,284.42                 2.130                 5.502                 3.967
721  -  730                  404         89,614,418.90                 1.830                 5.437                 4.140
731  -  740                  411         94,751,188.47                 1.930                 5.300                 4.103
741  -  750                  357         90,942,652.72                 1.850                 5.296                 4.093
751  -  760                  429        112,654,893.57                 2.300                 5.205                 3.917
761  -  770                  393         98,476,507.85                 2.010                 5.184                 4.112
771  -  780                  414        104,904,815.18                 2.140                 5.130                 4.176
781  -  790                  388        102,456,949.36                 2.090                 5.102                 3.716
791  -  800                  253         62,531,418.97                 1.270                 5.115                 4.001
801  -  810                  140         35,060,398.65                 0.710                 4.975                 3.680
811  -  820                   33          6,893,325.78                 0.140                 5.040                 3.977
821  -  830                    3            205,117.23                 0.000                 6.534                 0.000
                          30,654     $4,906,641,221.44               100.00%                 6.57%                 5.31%



[TABLE CONTINUED]


FICO                     Gross                 Gross              Master &                 Sched                  Rem
                       Lifecap             Lifefloor              Sub Serv                   Rem                Amort
                                                                      Fees                  Term
---------------------------------------------------------------------------------------------------------------------
N/A                     15.108%                9.108%                 0.50                   353                  352
500                     15.276                 9.276                  0.50                   353                  352
501  -  510             15.381                 9.381                  0.50                   350                  351
511  -  520             15.194                 9.194                  0.50                   351                  352
521  -  530             14.988                 8.988                  0.50                   352                  352
531  -  540             14.813                 8.813                  0.50                   351                  353
541  -  550             13.713                 7.713                  0.50                   349                  351
551  -  560             13.653                 7.653                  0.50                   347                  350
561  -  570             13.131                 7.131                  0.50                   345                  350
571  -  580             13.175                 7.175                  0.50                   342                  348
581  -  590             13.165                 7.165                  0.50                   345                  351
591  -  600             13.090                 7.090                  0.50                   342                  348
601  -  610             12.964                 6.964                  0.50                   341                  347
611  -  620             12.884                 6.884                  0.50                   339                  348
621  -  630             12.733                 6.732                  0.50                   335                  346
631  -  640             12.680                 6.680                  0.50                   336                  348
641  -  650             12.528                 6.527                  0.50                   333                  345
651  -  660             12.363                 6.363                  0.50                   331                  344
661  -  670             12.241                 6.241                  0.50                   331                  345
671  -  680             12.140                 6.140                  0.50                   332                  347
681  -  690             12.120                 6.120                  0.50                   328                  343
691  -  700             12.120                 6.120                  0.50                   331                  345
701  -  710             12.045                 6.045                  0.50                   327                  344
711  -  720             12.064                 6.064                  0.50                   331                  347
721  -  730             12.090                 6.090                  0.50                   326                  344
731  -  740             12.064                 6.064                  0.50                   325                  342
741  -  750             11.839                 5.839                  0.50                   330                  347
751  -  760             11.833                 5.833                  0.50                   332                  343
761  -  770             12.007                 6.007                  0.50                   332                  346
771  -  780             12.095                 6.095                  0.50                   330                  338
781  -  790             11.346                 5.346                  0.50                   336                  345
791  -  800             12.418                 6.418                  0.50                   330                  344
801  -  810             12.055                 6.055                  0.50                   323                  339
811  -  820             12.142                 6.142                  0.50                   333                  347
821  -  830              0.000                 0.000                  0.50                   252                  356
                        13.12%                 7.12%                  0.50%                  337                  347


[TABLE CONTINUED]


FICO                       Orig               Initial              Periodic                 Month              Provided
                           Term                   Cap                   Cap               to Next                   LTV
                                                                                              Adj
------------------------------------------------------------------------------------------------------------------------
N/A                         357                  2.99%                 1.01%                   20                 72.34%
500                         356                  2.96                  1.04                    20                 67.74
501  -  510                 354                  3.00                  1.00                    20                 69.52
511  -  520                 355                  2.99                  1.01                    20                 70.51
521  -  530                 356                  2.99                  1.01                    20                 76.09
531  -  540                 354                  2.99                  1.01                    20                 75.12
541  -  550                 353                  2.99                  1.01                    20                 74.78
551  -  560                 350                  3.00                  1.00                    20                 75.21
561  -  570                 349                  3.00                  1.00                    20                 77.47
571  -  580                 346                  2.99                  1.01                    21                 78.23
581  -  590                 349                  2.99                  1.01                    21                 80.24
591  -  600                 346                  2.99                  1.01                    21                 80.13
601  -  610                 344                  2.99                  1.01                    21                 79.69
611  -  620                 342                  2.99                  1.01                    21                 79.94
621  -  630                 339                  2.99                  1.01                    21                 79.35
631  -  640                 340                  2.99                  1.01                    21                 79.22
641  -  650                 337                  2.99                  1.01                    21                 79.41
651  -  660                 335                  2.99                  1.01                    21                 77.60
661  -  670                 334                  2.99                  1.01                    21                 77.40
671  -  680                 336                  3.00                  1.00                    21                 76.17
681  -  690                 331                  2.99                  1.01                    21                 73.17
691  -  700                 335                  2.98                  1.02                    21                 72.21
701  -  710                 331                  2.99                  1.01                    21                 70.24
711  -  720                 335                  3.00                  1.00                    21                 69.16
721  -  730                 329                  3.00                  1.00                    20                 68.43
731  -  740                 328                  3.00                  1.00                    20                 67.01
741  -  750                 334                  3.00                  1.00                    20                 66.73
751  -  760                 335                  3.00                  1.00                    21                 63.96
761  -  770                 336                  3.00                  1.00                    20                 62.17
771  -  780                 333                  2.89                  1.11                    19                 60.42
781  -  790                 339                  3.00                  1.00                    24                 58.37
791  -  800                 333                  2.82                  1.18                    19                 57.75
801  -  810                 326                  3.00                  1.00                    22                 54.13
811  -  820                 336                  3.00                  1.00                    19                 53.28
821  -  830                 256                  0.00                  0.00                     0                 79.04
                            341                  2.99%                 1.01%                   21                 74.97%


[TABLE CONTINUED]


FICO                          Known           Avg Balance           LTV>80w/MI
                              FICOs

-------------------------------------------------------------------------------
N/A                             N/A            $64,206.45                20.75%
500                             500             93,210.89                 0.00
501  -  510                     505             98,218.36                 0.49
511  -  520                     516            103,259.64                 9.52
521  -  530                     525            118,138.07                31.61
531  -  540                     536            119,832.34                31.58
541  -  550                     545            121,922.53                33.21
551  -  560                     556            122,656.54                36.88
561  -  570                     565            135,187.06                44.94
571  -  580                     576            135,700.98                46.09
581  -  590                     585            142,585.95                51.54
591  -  600                     596            143,403.76                50.57
601  -  610                     606            148,564.66                47.43
611  -  620                     615            147,299.80                48.52
621  -  630                     625            157,750.01                42.79
631  -  640                     635            157,654.20                43.30
641  -  650                     645            165,310.54                42.06
651  -  660                     655            163,161.12                38.11
661  -  670                     665            172,559.36                34.11
671  -  680                     675            182,111.72                29.90
681  -  690                     685            193,547.03                23.89
691  -  700                     695            201,409.81                18.54
701  -  710                     705            211,354.80                15.95
711  -  720                     716            224,795.87                11.05
721  -  730                     726            221,817.87                10.60
731  -  740                     735            230,538.17                11.79
741  -  750                     746            254,741.32                 6.08
751  -  760                     756            262,598.82                 5.65
761  -  770                     766            250,576.36                 5.10
771  -  780                     775            253,393.27                 4.59
781  -  790                     785            264,064.30                 2.83
791  -  800                     795            247,159.76                 2.61
801  -  810                     805            250,431.42                 1.00
811  -  820                     815            208,888.66                 2.85
821  -  830                     821             68,372.41                57.70
                                639           $160,065.28                33.55%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                            WFHET 2004-2

FICO                       Count               Balance                  % of                 Gross                 Gross
                                                                     Balance                  Rate                Margin

-------------------------------------------------------------------------------------------------------------------------
N/A                          138         $8,860,490.45                  0.18%                9.114%                7.261%
500                           28          2,609,905.02                 0.050                 9.297                 7.514
501  -  510                  288         28,286,887.58                 0.580                 9.444                 7.670
511  -  520                  374         38,619,104.90                 0.790                 9.236                 7.588
521  -  530                  823         97,227,628.76                 1.980                 9.001                 7.471
531  -  540                  931        111,563,911.63                 2.270                 8.800                 7.254
541  -  550                1,287        156,914,302.51                 3.200                 7.740                 6.134
551  -  560                1,267        155,405,837.65                 3.170                 7.635                 6.055
561  -  570                2,044        276,322,346.80                 5.630                 7.095                 5.483
571  -  580                1,862        252,675,228.97                 5.150                 7.100                 5.482
581  -  590                1,987        283,318,291.67                 5.770                 7.135                 5.269
591  -  600                1,979        283,796,040.42                 5.780                 7.059                 5.183
601  -  610                1,975        293,415,212.22                 5.980                 6.936                 5.003
611  -  620                1,810        266,612,638.36                 5.430                 6.836                 5.009
621  -  630                1,786        281,741,509.37                 5.740                 6.643                 4.802
631  -  640                1,559        245,782,895.52                 5.010                 6.579                 4.790
641  -  650                1,534        253,586,368.86                 5.170                 6.399                 4.596
651  -  660                1,235        201,503,987.08                 4.110                 6.303                 4.456
661  -  670                1,128        194,646,957.63                 3.970                 6.095                 4.319
671  -  680                  956        174,098,801.14                 3.550                 5.970                 4.226
681  -  690                  778        150,579,585.55                 3.070                 5.822                 4.230
691  -  700                  654        131,722,014.46                 2.680                 5.758                 4.161
701  -  710                  542        114,554,303.79                 2.330                 5.586                 3.956
711  -  720                  464        104,305,284.42                 2.130                 5.502                 3.967
721  -  730                  404         89,614,418.90                 1.830                 5.437                 4.140
731  -  740                  411         94,751,188.47                 1.930                 5.300                 4.103
741  -  750                  357         90,942,652.72                 1.850                 5.296                 4.093
751  -  760                  429        112,654,893.57                 2.300                 5.205                 3.917
761  -  770                  393         98,476,507.85                 2.010                 5.184                 4.112
771  -  780                  414        104,904,815.18                 2.140                 5.130                 4.176
781  -  790                  388        102,456,949.36                 2.090                 5.102                 3.716
791  -  800                  253         62,531,418.97                 1.270                 5.115                 4.001
801  -  810                  140         35,060,398.65                 0.710                 4.975                 3.680
811  -  820                   33          6,893,325.78                 0.140                 5.040                 3.977
821  -  830                    3            205,117.23                 0.000                 6.534                 0.000
                          30,654     $4,906,641,221.44                100.00%                 6.57%                 5.31%


[TABLE CONTINUED]


FICO                       Gross                 Gross              Master &                 Sched                  Rem
                         Lifecap             Lifefloor              Sub Serv                   Rem                Amort
                                                                        Fees                  Term
-----------------------------------------------------------------------------------------------------------------------
N/A                       15.108%                9.108%                 0.01                   353                  352
500                       15.276                 9.276                  0.50                   353                  352
501  -  510               15.381                 9.381                  0.50                   350                  351
511  -  520               15.194                 9.194                  0.50                   351                  352
521  -  530               14.988                 8.988                  0.50                   352                  352
531  -  540               14.813                 8.813                  0.50                   351                  353
541  -  550               13.713                 7.713                  0.50                   349                  351
551  -  560               13.653                 7.653                  0.50                   347                  350
561  -  570               13.131                 7.131                  0.50                   345                  350
571  -  580               13.175                 7.175                  0.50                   342                  348
581  -  590               13.165                 7.165                  0.50                   345                  351
591  -  600               13.090                 7.090                  0.50                   342                  348
601  -  610               12.964                 6.964                  0.50                   341                  347
611  -  620               12.884                 6.884                  0.50                   339                  348
621  -  630               12.733                 6.732                  0.50                   335                  346
631  -  640               12.680                 6.680                  0.50                   336                  348
641  -  650               12.528                 6.527                  0.50                   333                  345
651  -  660               12.363                 6.363                  0.50                   331                  344
661  -  670               12.241                 6.241                  0.50                   331                  345
671  -  680               12.140                 6.140                  0.50                   332                  347
681  -  690               12.120                 6.120                  0.50                   328                  343
691  -  700               12.120                 6.120                  0.50                   331                  345
701  -  710               12.045                 6.045                  0.50                   327                  344
711  -  720               12.064                 6.064                  0.50                   331                  347
721  -  730               12.090                 6.090                  0.50                   326                  344
731  -  740               12.064                 6.064                  0.50                   325                  342
741  -  750               11.839                 5.839                  0.50                   330                  347
751  -  760               11.833                 5.833                  0.50                   332                  343
761  -  770               12.007                 6.007                  0.50                   332                  346
771  -  780               12.095                 6.095                  0.50                   330                  338
781  -  790               11.346                 5.346                  0.50                   336                  345
791  -  800               12.418                 6.418                  0.50                   330                  344
801  -  810               12.055                 6.055                  0.50                   323                  339
811  -  820               12.142                 6.142                  0.50                   333                  347
821  -  830                0.000                 0.000                  0.50                   252                  356
                           13.12%                 7.12%                 0.50%                  337                  347


[TABLE CONTINUED]



FICO                  Orig               Initial              Periodic                 Month              Provided
                      Term                   Cap                   Cap               to Next                   LTV
                                                                                         Adj
------------------------------------------------------------------------------------------------------------------
N/A                    357                 2.990%                1.010%                20.46%                72.34%
500                    356                 2.960                 1.040                    20                 67.74
501  -  510            354                 3.000                 1.000                    20                 69.52
511  -  520            355                 2.990                 1.010                    20                 70.51
521  -  530            356                 2.990                 1.010                    20                 76.09
531  -  540            354                 2.990                 1.010                    20                 75.12
541  -  550            353                 2.990                 1.010                    20                 74.78
551  -  560            350                 3.000                 1.000                    20                 75.21
561  -  570            349                 3.000                 1.000                    20                 77.47
571  -  580            346                 2.990                 1.010                    21                 78.23
581  -  590            349                 2.990                 1.010                    21                 80.24
591  -  600            346                 2.990                 1.010                    21                 80.13
601  -  610            344                 2.990                 1.010                    21                 79.69
611  -  620            342                 2.990                 1.010                    21                 79.94
621  -  630            339                 2.990                 1.010                    21                 79.35
631  -  640            340                 2.990                 1.010                    21                 79.22
641  -  650            337                 2.990                 1.010                    21                 79.41
651  -  660            335                 2.990                 1.010                    21                 77.60
661  -  670            334                 2.990                 1.010                    21                 77.40
671  -  680            336                 3.000                 1.000                    21                 76.17
681  -  690            331                 2.990                 1.010                    21                 73.17
691  -  700            335                 2.980                 1.020                    21                 72.21
701  -  710            331                 2.990                 1.010                    21                 70.24
711  -  720            335                 3.000                 1.000                    21                 69.16
721  -  730            329                 3.000                 1.000                    20                 68.43
731  -  740            328                 3.000                 1.000                    20                 67.01
741  -  750            334                 3.000                 1.000                    20                 66.73
751  -  760            335                 3.000                 1.000                    21                 63.96
761  -  770            336                 3.000                 1.000                    20                 62.17
771  -  780            333                 2.890                 1.110                    19                 60.42
781  -  790            339                 3.000                 1.000                    24                 58.37
791  -  800            333                 2.820                 1.180                    19                 57.75
801  -  810            326                 3.000                 1.000                    22                 54.13
811  -  820            336                 3.000                 1.000                    19                 53.28
821  -  830            256                 0.000                 0.000                     0                 79.04
                       341                 2.990%                1.010%                20.57%                74.97%


[TABLE CONTINUED]




FICO              Known           Avg Balance           LTV>80w/MI
                  FICOs

-------------------------------------------------------------------
N/A                 N/A            $64,206.45                20.75%
500                 500             93,210.89                 0.00
501  -  510         505             98,218.36                 0.49
511  -  520         516            103,259.64                 9.52
521  -  530         525            118,138.07                31.61
531  -  540         536            119,832.34                31.58
541  -  550         545            121,922.53                33.21
551  -  560         556            122,656.54                36.88
561  -  570         565            135,187.06                44.94
571  -  580         576            135,700.98                46.09
581  -  590         585            142,585.95                51.54
591  -  600         596            143,403.76                50.57
601  -  610         606            148,564.66                47.43
611  -  620         615            147,299.80                48.52
621  -  630         625            157,750.01                42.79
631  -  640         635            157,654.20                43.30
641  -  650         645            165,310.54                42.06
651  -  660         655            163,161.12                38.11
661  -  670         665            172,559.36                34.11
671  -  680         675            182,111.72                29.90
681  -  690         685            193,547.03                23.89
691  -  700         695            201,409.81                18.54
701  -  710         705            211,354.80                15.95
711  -  720         716            224,795.87                11.05
721  -  730         726            221,817.87                10.60
731  -  740         735            230,538.17                11.79
741  -  750         746            254,741.32                 6.08
751  -  760         756            262,598.82                 5.65
761  -  770         766            250,576.36                 5.10
771  -  780         775            253,393.27                 4.59
781  -  790         785            264,064.30                 2.83
791  -  800         795            247,159.76                 2.61
801  -  810         805            250,431.42                 1.00
811  -  820         815            208,888.66                 2.85
821  -  830         821             68,372.41                57.70
                    639           $160,065.28                33.55%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


--------------------------------------------------------------------------------
Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.
--------------------------------------------------------------------------------

                                  WFHET 2004-2

Percentage by range                                 Loans without MI
                                                     FICOs
                            N/A      500   501-550  551-600 601-650  651-700  701-750   >750
---------------------------------------------------------------------------------------------
                    <20    0.00%    0.00%   0.02%    0.02%   0.01%    0.02%    0.03%   0.09%
                   20-30   0.00%    0.00%   0.05%    0.09%   0.06%    0.10%    0.10%   0.31%
                   30-40   0.00%    0.00%   0.11%    0.23%   0.21%    0.30%    0.33%   0.85%
                   40-50   0.01%    0.00%   0.23%    0.64%   0.58%    0.61%    0.82%   1.58%
      LTVs         50-60   0.01%    0.01%   0.56%    1.29%   1.25%    1.23%    1.31%   2.15%
                   60-70   0.04%    0.02%   1.53%    3.39%   3.24%    2.85%    2.51%   2.73%
                   70-80   0.08%    0.03%   3.83%    7.85%   9.62%    6.99%    3.79%   2.50%
                   80-90   0.00%    0.00%   0.00%    0.02%   0.04%    0.05%    0.01%   0.00%
                  90-100   0.00%    0.00%   0.00%    0.01%   0.05%    0.03%    0.03%   0.01%
                   >100    0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%

                                  Loans with MI
                                      FICOs

                            N/A      500   501-550  551-600 601-650  651-700  701-750   >750
---------------------------------------------------------------------------------------------
                    <20    0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   20-30   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   30-40   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   40-50   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
      LTVs         50-60   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   60-70   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   70-80   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   80-90   0.04%    0.00%   2.48%   10.42%   9.47%    4.10%    0.91%   0.37%
                  90-100   0.00%    0.00%   0.00%    1.56%   2.80%    1.11%    0.23%   0.07%
                   >100    0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%


Loan Count                      Loans without MI

                                      FICOs
                            N/A      500   501-550  551-600 601-650  651-700  701-750   >750
---------------------------------------------------------------------------------------------
                    <20    0.01%    0.00%   0.05%    0.07%   0.03%    0.03%    0.02%   0.09%
                   20-30   0.01%    0.00%   0.13%    0.18%   0.12%    0.11%    0.09%   0.23%
                   30-40   0.01%    0.00%   0.24%    0.41%   0.27%    0.30%    0.22%   0.55%
                   40-50   0.04%    0.01%   0.41%    0.87%   0.66%    0.55%    0.55%   0.98%
      LTVs         50-60   0.03%    0.01%   0.76%    1.49%   1.35%    1.03%    0.81%   1.24%
                   60-70   0.10%    0.02%   2.24%    3.79%   3.30%    2.22%    1.49%   1.48%
                   70-80   0.15%    0.05%   4.97%    8.64%   9.48%    6.18%    2.89%   1.72%
                   80-90   0.00%    0.00%   0.00%    0.02%   0.03%    0.04%    0.01%   0.00%
                  90-100   0.00%    0.00%   0.00%    0.01%   0.05%    0.03%    0.04%   0.01%
                   >100    0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%


                                  Loans with MI
                                      FICOs

                            N/A      500   501-550  551-600 601-650  651-700  701-750   >750
---------------------------------------------------------------------------------------------
                    <20    0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   20-30   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   30-40   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   40-50   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
      LTVs         50-60   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   60-70   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   70-80   0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%
                   80-90   0.10%    0.00%   3.27%   12.28%   9.55%    3.81%    0.73%   0.31%
                  90-100   0.00%    0.00%   0.00%    2.06%   3.44%    1.19%    0.24%   0.08%
                   >100    0.00%    0.00%   0.00%    0.00%   0.00%    0.00%    0.00%   0.00%

                                  WFHET 2004-2


                        The DTI numbers are not available


FICO Score

FICO                           Total Balance      LTV                 Adjusted Balance[1]                WA Loan                WAC
                           Amount         %[2]                     Amount                %[2]            Balance

N/A                  8,860,490.45        0.18%  > 70.0       5,634,278.34                0.11%          64,206.45              9.114
500                  2,609,905.02        0.05%  > 70.0       1,310,421.74                0.03%          93,210.89              9.297
500.01 - 550       432,611,835.38        8.82%  > 70.0     310,000,559.06                6.32%         116,827.39              8.542
550.01 - 575       555,127,829.24       11.31%  > 70.0     414,761,719.66                8.45%         131,734.18              7.242
575.01 - 600       696,389,916.27       14.19%  > 70.0     559,172,140.75               11.40%         141,398.97              7.101
600.01 - 620       560,027,850.58       11.41%  > 70.0     446,964,318.63                9.11%         147,959.80              6.888
620.01 - 650       781,110,773.75       15.92%  > 80.0     336,923,018.76                6.87%         160,096.49              6.543
650.01 - 680       570,249,745.85       11.62%  > 80.0     197,292,492.89                4.02%         171,813.72              6.130
680.01 - 700       282,301,600.01        5.75%  > 85.0      42,268,727.95                0.86%         197,137.99              5.792
700.01 - 750       494,167,848.30       10.07%  > 85.0      37,688,600.68                0.77%         226,890.66              5.433
750.01 - 800       481,024,584.93        9.80%  > 85.0      13,255,304.73                0.27%         256,273.09              5.150
800.01 - 850        42,158,841.66        0.86%  > 85.0         207,264.94                0.00%         239,538.87              4.994
TOTAL            4,906,641,221.44      100.00%           2,365,478,848.13               48.21%         160,065.28              6.570
        FICO: Average    639                      Min:         500                       Max:             821


[TABLE CONTINUED]


FICO                           WA LTV          WA FICO           % SFD/ PUD       % Owner Occ.         % Full Doc     % Cashout Refi


N/A                             72.34               0.00              91.02              98.91              97.92              42.64
500                             67.74             500.00              97.86             100.00             100.00              86.55
500.01 - 550                    74.44             533.00              93.28              98.44              99.34              77.79
550.01 - 575                    76.87             564.00              93.34              97.90              99.01              74.75
575.01 - 600                    79.93             588.00              92.94              97.82              98.71              64.45
600.01 - 620                    79.81             610.00              92.47              97.41              98.06              63.40
620.01 - 650                    79.33             635.00              92.04              96.50              98.21              61.40
650.01 - 680                    77.10             665.00              90.62              95.87              97.28              61.18
680.01 - 700                    72.72             690.00              90.55              96.04              97.37              58.89
700.01 - 750                    68.42             724.00              91.68              97.67              96.68              56.66
750.01 - 800                    60.82             773.00              93.71              97.66              98.74              51.66
800.01 - 850                    54.11             806.00              94.93              96.62             100.00              49.66
TOTAL                           74.97               639               92.38              97.26              98.21              63.29



Loan To Value (LTV) Ratio

FICO                           Total Balance                                                             WA Loan                WAC
                           Amount         %[2]                                                           Balance

< 60.00            745,820,642.44       15.20%                                                         173,932.05              5.655
60.01 - 70.00      800,275,294.99       16.31%                                                         178,274.74              6.045
70.01 - 80.00    1,702,073,997.78       34.69%                                                         162,955.86              6.498
80.01 - 85.00      677,419,277.86       13.81%                                                         145,744.25              7.272
85.01 - 90.00      692,036,344.15       14.10%                                                         150,639.17              7.187
90.01 - 95.00      258,645,666.89        5.27%                                                         129,129.14              7.708
95.01 - 100.00      30,369,997.33        0.62%                                                         162,406.40              7.551
TOTAL            4,906,641,221.44      100.00%                                                         160,065.28              6.570
        LTV: Average   74.97%                     Min:        5.18%                      Max:           100.00%


[TABLE CONTINUED]



Loan To Value (LTV) Ratio

FICO                           WA LTV          WA FICO           % SFD/ PUD       % Owner Occ.         % Full Doc     % Cashout Refi


< 60.00                        48.24             687.00              91.84              96.73              98.43              71.69
60.01 - 70.00                  65.91             655.00              90.27              93.93              97.61              75.90
70.01 - 80.00                  77.79             635.00              91.34              96.66              96.96              61.02
80.01 - 85.00                  84.43             600.00              94.59              99.33              99.36              71.20
85.01 - 90.00                  89.62             621.00              95.13              99.98             100.00              62.92
90.01 - 95.00                  94.78             626.00              93.73             100.00             100.00               2.72
95.01 - 100.00                 99.08             659.00              95.36             100.00              97.60               0.00
TOTAL                          74.97                639              92.38              97.26              98.21              63.29


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2]   Percent of the Aggregate Principal Balance - calculated automatically.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        The DTI numbers are not available


Scheduled Principal Balance                 Total Balance                     WA Loan                WAC             WA LTV
                                        Amount                %[2]            Balance
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K                        101,625,033.92               2.07%          37,597.13              8.046              72.46
$51 - $200K                   2,347,202,535.50              47.84%         118,545.58              7.035              77.10
$200.1 - $250K                  678,702,327.77              13.83%         224,068.12              6.387              74.95
$250.1 - $300K                  535,063,228.98              10.90%         274,532.19              6.130              74.05
$300.1 - $400K                  805,995,809.76              16.43%         348,764.95              5.816              71.62
$400.1 - $500K                  236,644,840.11               4.82%         451,612.29              6.032              74.00
$500.1 - $600K                  128,643,758.90               2.62%         547,420.25              5.799              68.62
$600.1 - $700K                   38,132,646.18               0.78%         646,316.04              5.859              70.57
$700.1 - $800K                   28,311,453.41               0.58%         765,174.42              6.015              66.12
$800.1 - $900K                    2,529,997.99               0.05%         843,332.66              5.940              73.47
$900.1 - $1000K                   3,789,588.92               0.08%         947,397.23              6.183              61.28
TOTAL                         4,906,641,221.44             100.00%         160,065.28              6.570              74.97

                   Principal Balance:       160,065.28                Min:           8,431.32               Max:         988,000.55



[TABLE CONTINUED]


Scheduled Principal Balance     WA FICO         % SFD/ PUD        % Owner Occ   % Full Doc           % Cashout Refi

--------------------------------------------------------------------------------------------------------------------
0 - $50K                            594              94.50              86.05              97.91              60.39
$51 - $200K                         617              92.78              96.80              98.48              63.32
$200.1 - $250K                      641              91.23              97.85              97.37              67.58
$250.1 - $300K                      653              89.78              97.75              97.94              66.43
$300.1 - $400K                      676              93.18              98.64              98.02              61.94
$400.1 - $500K                      675              90.84              97.35              97.84              57.42
$500.1 - $600K                      690              97.08              99.55             100.00              58.10
$600.1 - $700K                      683              91.50             100.00             100.00              43.72
$700.1 - $800K                      693             100.00              97.40             100.00              51.70
$800.1 - $900K                      669             100.00             100.00             100.00              32.45
$900.1 - $1000K                     667              73.93             100.00             100.00              49.99
TOTAL                               639              92.38              97.26              98.21              63.29


Documentation Type

Doc Type                                 Total Balance                        WA Loan                WAC             WA LTV
                                        Amount               %[2]             Balance
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation            4,818,883,040.88              98.21%         159,941.69              6.566              75.01
Stated                           87,758,180.56               1.79%         167,158.44              6.804              72.64
TOTAL                         4,906,641,221.44             100.00%         160,065.28              6.570              74.97


[TABLE CONTINUED]


Doc Type                    WA FICO         % SFD/ PUD        % Owner Occ     % Cashout Refi

--------------------------------------------------------------------------------------------
Full Documentation              639              92.47              97.27              63.56
Stated                          655              87.06              96.63              48.45
TOTAL                           639              92.38              97.26              63.29

Property Type

Property Type                                       Total Balance                                WA Loan                WAC
                                        Amount                %[2]             Balance
------------------------------------------------------------------------------------------------------------------------------
Single Family                 4,486,949,113.21              91.45%         158,627.91              6.585              75.24
Condominium                     186,186,649.98               3.79%         163,465.01              6.470              75.06
Two- to Four Family             180,364,381.96               3.68%         182,555.04              6.576              70.79
Planned Unit Development         45,620,879.39               0.93%         296,239.48              5.481              65.25
Manufactured Housing              7,363,308.65               0.15%          85,619.87              7.113              71.34
Townhouse                           156,888.25               0.00%         156,888.25              4.625              72.73
TOTAL                         4,906,641,221.44             100.00%         160,065.28              6.570              74.97



[TABLE CONTINUED]


Property Type                 WA LTV            WA FICO        % Owner Occ     % Cashout Refi         % Full Doc

-----------------------------------------------------------------------------------------------------------------
Single Family                    638              97.85              63.45              98.30
Condominium                      648              94.46              50.00              97.47
Two- to Four Family              635              85.64              73.77              96.32
Planned Unit Development         725              96.41              61.97             100.00
Manufactured Housing             611              99.32              52.98             100.00
Townhouse                        694             100.00             100.00             100.00
TOTAL                            639              97.26              63.29              98.21


Primary Mortgage Insurance

Mortgage Insurance                          Total Balance                     WA Loan                WAC            WA FICO
                                        Amount               %[2]             Balance
--------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI            1,646,383,641.20              33.55%         144,889.87              7.315                614
Loans >80 LTV w/o MI             12,087,645.03               0.25%         175,183.26              6.532                663
Loans <=80 LTV                3,248,169,935.21              66.20%         168,981.89              6.193                652
TOTAL                         4,906,641,221.44             100.00%         160,065.28              6.570             639.00


[TABLE CONTINUED]


Mortgage Insurance           WA LTV        % Owner Occ     % Cashout Refi         % Full Doc         Is MI down
                                                                                                     to 60 LTV
---------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI            88.48              99.72              55.83              99.76
Loans >80 LTV w/o MI          87.51             100.00              46.72              90.33
Loans <=80 LTV                68.08              96.00              67.14              97.45
TOTAL                         74.97              97.26              63.29              98.21


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        The DTI numbers are not available



Loan Purpose

Loan Purpose                                Total Balance                       WA Loan                WAC             WA LTV
                                          Amount                %[2]            Balance
-------------------------------------------------------------------------------------------------------------------------------
Purchase                        1,145,015,436.45              23.34%         147,992.17              6.918                642
Refinance - Cashout             3,105,556,753.86              63.29%         162,271.75              6.539                631
Refinance - Rate Term             656,069,031.13              13.37%         173,609.16              6.112                672
TOTAL                           4,906,641,221.44             100.00%         160,065.28              6.570                639


[TABLE CONTINUED]


Loan Purpose                   WA FICO         % SFD/ PUD        % Owner Occ

----------------------------------------------------------------------------
Purchase                         83.04              91.18              96.76
Refinance - Cashout              73.02              92.59               97.5
Refinance - Rate Term            70.11              93.46              96.96
TOTAL                            74.97              92.38              97.26



Fixed Vs. Floating Collateral

Lien Status                                  Total Balance                      WA Loan                WAC             WA LTV
                                          Amount               %[2]             Balance
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                      2,128,428,302.51              43.38%         173,706.71              5.988                679
Fixed Rate (Balloon)              272,957,689.65               5.56%         193,862.00              6.056                667
1 Year ARM (One-Year CMT)          20,575,374.23               0.42%         197,840.14              7.492                610
2/28 ARM (Six-Month LIBOR)      2,387,610,660.38              48.66%         146,975.11              7.139                601
3/27 ARM (Six-Month LIBOR)         97,069,194.67               1.98%         150,728.56              6.623                619
TOTAL                           4,906,641,221.44             100.00%         160,065.28              6.570                639


[TABLE CONTINUED]


Lien Status                  WA FICO         % SFD/ PUD        % Owner Occ     % Cashout Refi              Index             Margin

-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                     68.48              92.53              97.34              68.94                                 0.000
Fixed Rate (Balloon)           72.99              92.51              96.67              63.11                                 0.000
1 Year ARM (One-Year CMT)      82.13              95.19              94.05              52.12               1CMT              5.621
2/28 ARM (Six-Month LIBOR)     80.77              92.29              97.37              58.33                6ML              5.321
3/27 ARM (Six-Month LIBOR)     78.67              90.14              95.01              64.24                6ML              4.984
TOTAL                          74.97              92.38              97.26              63.29                                 5.310


Lien Status

Lien Status                                  Total Balance                      WA Loan                WAC             WA LTV
                                          Amount                %[2]            Balance
------------------------------------------------------------------------------------------------------------------------------
First Lien                      4,906,641,221.44             100.00%         160,065.28              6.570              74.97
Second Lien                                 0.00               0.00%
TOTAL                           4,906,641,221.44             100.00%         160,065.28              6.570              74.97


[TABLE CONTINUED]


Lien Status      WA FICO         % SFD/ PUD        % Owner Occ     % Cashout Refi

---------------------------------------------------------------------------------
First Lien           639              92.38              97.26              63.29
Second Lien
TOTAL                639              92.38              97.26              63.29


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        The DTI numbers are not available


Prepayment Penalty

Prepayment Charges                           Total Balance                    WA Loan                WAC                 WA
Term at Origination                     Amount                %[2]            Balance                                  FICO
-------------------------------------------------------------------------------------------------------------------------------
0 Months                      1,055,412,896.80              21.51%         154,052.39              6.967                625
12 Months                       202,415,015.60               4.13%         219,063.87              5.652                691
24 Months                     1,877,097,083.68              38.26%         143,333.62              7.073                602
36 Months                     1,766,183,651.35              36.00%         181,780.94              5.902                681
60 Months                         5,532,574.01               0.11%          82,575.73              7.169                643
TOTAL                         4,906,641,221.44             100.00%         160,065.28              6.570                639


[TABLE CONTINUED]


Prepayment Charges           WA LTV              % SFD            % Owner           % Cashout
Term at Origination                              / PUD                Occ                Refi
---------------------------------------------------------------------------------------------
0 Months                      76.31              90.67              96.94              68.53
12 Months                     65.36              83.19              97.66              74.54
24 Months                     81.12              92.91              97.49              57.09
36 Months                     68.74              93.86              97.15              65.39
60 Months                      75.1              99.36              99.33              84.58
TOTAL                         74.97              92.38              97.26              63.29


Section 32 Loans

                                             Total Balance                    WA Loan                WAC                 WA
                                        Amount                %[2]            Balance                                  FICO
----------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans                        0                     0%                      -               0.000             0
Total                                   0                     0                       -               0.000             0


[TABLE CONTINUED]



                             WA LTV              % SFD            % Owner           % Cashout
                                                 / PUD                Occ                Refi
---------------------------------------------------------------------------------------------
Section 32 Loans              0.00               0.00               0.00               0.00
Total                         0.00               0.00               0.00               0.00


GA % and Top 5 States
---------------------


State                   %[2]
-------------------------------
California                27.10%
New Jersey                 5.98%
New York                   5.38%
Maryland                   4.91%
Florida                    4.14%
Georgia                    1.93%



Top 5 MSA
---------


                MSA                       %[2]
---------------------------------------------
 Los Angeles, CA                       12.81%
 New York, NY                           9.44%
 Washington, DC                         7.19%
 San Francisco, CA                      6.61%
 Chicago, IL                            3.20%


Top 5 Originators
-----------------

    Originator                         %[2]
--------------------------------------------
   Wells Fargo                      100.00%


Servicers
---------


         Servicer                  %[2]
---------------------------------------
        Wells Fargo             100.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                FRM Loans with MI

                                                     Percent                            W.A.        W.A.        W.A.
                  Number of         Aggregate       of Loans       W.A.      W.A.   Combined    Original   Remaining      W.A.
                   Mortgage         Principal   by Principal     Gross    Credit    Original     Term to     Term to      Loan
Mortgage Coupons      Loans           Balance        Balance    Coupon     Score         LTV    Maturity    Maturity       Age
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500             2       $659,580.25           0.16%    4.334%      730       86.46%        289         285         4
4.501 - 5.000            11      2,471,359.49           0.59     4.843       719       84.77         349         345         4
5.001 - 5.500            59     14,900,490.05           3.58     5.354       709       85.05         344         341         4
5.501 - 6.000           279     57,994,597.82          13.93     5.846       690       86.51         320         317         4
6.001 - 6.500           370     66,016,268.69          15.86     6.340       659       86.40         314         311         4
6.501 - 7.000           644    104,124,010.15          25.01     6.817       638       86.90         311         307         4
7.001 - 7.500           475     61,859,596.57          14.86     7.327       626       87.78         313         309         4
7.501 - 8.000           445     52,037,246.72          12.50     7.798       618       88.06         316         313         4
8.001 - 8.500           277     26,381,788.39           6.34     8.326       602       89.23         326         322         4
8.501 - 9.000           206     17,842,053.10           4.29     8.781       594       89.94         334         330         4
9.001 - 9.500            77      5,676,469.90           1.36     9.265       583       89.23         321         317         4
9.501 - 10.000           52      3,745,368.12           0.90     9.808       578       89.09         337         333         4
10.001 - 10.500          23      1,557,719.96           0.37    10.296       564       88.45         310         306         4
10.501 - 11.000          12        722,990.35           0.17    10.768       556       86.71         352         348         4
11.001 - 11.500           7        327,750.72           0.08    11.341       549       85.46         330         325         5
11.501 - 12.000           1         35,156.76           0.01    11.750       538       83.81         360         356         4
Total:                2,940   $416,352,447.04         100.00%    7.000%      641       87.30%        318         314         4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                FRM Loans with MI

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Combined Original LTV            Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                    1,418     $208,776,285.49         50.14%   6.813%     634     84.29%        319        315      4
85.01 - 90.00                    1,222      175,567,018.96         42.17    7.072      648     89.44         315        311      4
90.01 - 95.00                      271       28,502,805.77          6.85    7.921      645     94.63         318        314      4
95.01 - 100.00                      29        3,506,336.82          0.84    7.073      702     99.32         357        353      4
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                FRM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Principal Balance                Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                287      $10,861,420.59          2.61%   8.298%     609     88.85%        306        302      4
50,000.01 - 75,000.00              458       28,889,595.81          6.94    7.845      615     87.79         309        305      4
75,000.01 - 100,000.00             418       36,165,353.04          8.69    7.667      623     87.94         310        306      4
100,000.01 - 125,000.00            357       40,073,848.52          9.62    7.267      633     87.26         310        307      4
125,000.01 - 150,000.00            302       41,609,852.80          9.99    7.265      640     87.38         318        314      4
150,000.01 - 175,000.00            302       48,973,953.42         11.76    6.990      636     87.62         316        312      4
175,000.01 - 200,000.00            200       37,376,288.27          8.98    6.814      642     87.33         315        311      4
200,000.01 - 225,000.00            169       35,941,606.02          8.63    6.705      644     87.03         317        313      4
225,000.01 - 250,000.00            108       25,708,782.73          6.17    6.701      650     87.05         327        323      4
250,000.01 - 275,000.00             84       22,006,579.63          5.29    6.496      657     87.12         317        313      4
275,000.01 - 300,000.00             58       16,715,235.45          4.01    6.644      640     86.85         329        325      3
300,000.01 - 325,000.00             59       18,324,824.14          4.40    6.417      663     86.97         342        338      4
325,000.01 - 350,000.00             39       13,128,451.20          3.15    6.525      646     85.96         321        318      4
350,000.01 - 375,000.00             31       11,204,876.70          2.69    6.526      665     87.32         325        322      3
375,000.01 - 400,000.00             33       12,862,700.14          3.09    6.398      667     86.49         322        318      4
400,000.01 - 425,000.00              7        2,917,869.60          0.70    6.839      676     89.19         334        329      5
425,000.01 - 450,000.00              8        3,520,528.75          0.85    6.207      681     87.12         293        289      4
450,000.01 - 475,000.00              2          941,428.55          0.23    6.190      698     86.26         360        356      4
475,000.01 - 500,000.00             10        4,880,205.40          1.17    6.127      690     84.89         342        338      4
500,000.01 - 525,000.00              3        1,537,142.69          0.37    5.794      703     86.54         360        356      4
525,000.01 - 550,000.00              4        2,149,761.41          0.52    6.531      673     86.42         315        311      3
550,000.01 - 575,000.00              1          562,142.18          0.14    6.500      620     85.00         180        174      6
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                FRM Loans with MI

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Original Term to Maturity        Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                             4         $292,139.70          0.07%   6.471%     716     85.82%        120        116      4
121 - 180                          735       95,116,364.02         22.85    6.999      634     87.37         180        176      4
181 - 240                           24        3,466,924.49          0.83    6.580      654     86.96         240        236      4
241 - 300                            7        1,268,748.64          0.30    7.099      638     85.72         300        295      5
301 - 360                        2,170      316,208,270.19         75.95    7.005      643     87.29         360        356      4
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Remaining Term to Maturity       Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
111 - 115                            1          $83,533.60          0.02%   6.875%     620     83.27%        120        114      6
116 - 120                            3          208,606.10          0.05    6.310      754     86.84         120        116      4
171 - 175                          261       31,853,636.70          7.65    7.064      630     87.24         180        175      5
176 - 180                          474       63,262,727.32         15.19    6.967      637     87.43         180        177      3
231 - 235                            7          940,531.86          0.23    6.544      667     86.91         240        234      6
236 - 240                           17        2,526,392.63          0.61    6.593      649     86.97         240        236      4
291 - 295                            6        1,119,843.46          0.27    7.247      633     85.58         300        294      6
296 - 300                            1          148,905.18          0.04    5.990      680     86.71         300        296      4
346 - 350                            3          350,176.17          0.08    7.333      612     88.36         360        350     10
351 - 355                          693       95,066,334.60         22.83    7.148      637     87.40         360        354      6
356 - 360                        1,474      220,791,759.42         53.03    6.944      646     87.24         360        357      3
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                FRM Loans with MI

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Credit Score                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                            5         $545,975.31          0.13%   6.183%     808     85.86%        221        217      4
751 - 800                           88       16,397,691.83          3.94    5.946      769     87.42         346        342      4
701 - 750                          188       36,525,402.92          8.77    6.080      722     87.40         331        327      4
651 - 700                          679      110,393,942.46         26.51    6.598      672     87.68         317        313      4
601 - 650                        1,099      154,053,668.87         37.00    7.107      628     87.41         312        308      4
551 - 600                          795       91,193,653.66         21.90    7.723      579     86.78         318        314      4
501 - 550                           83        7,105,117.93          1.71    8.820      541     84.81         312        308      4
= 0                                  3          136,994.06          0.03   10.354        0     84.21         360        355      5
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Credit Grade                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Y2                                  39       $3,080,224.74          0.74%   9.908%     546     84.92%        320        316      4
Y3                                 105        9,128,296.56          2.19    8.598      550     84.67         322        318      4
Y4                                 510       59,436,846.83         14.28    7.585      584     85.90         315        311      4
Y5                                 298       34,705,564.08          8.34    7.748      590     88.19         317        313      4
Y6                                 381       48,680,424.30         11.69    7.406      611     87.50         309        306      4
Y7                                 443       66,926,667.23         16.07    6.987      632     87.30         311        308      4
Y8                                 435       65,821,295.25         15.81    6.817      651     87.78         315        312      4
Y9                                 729      128,573,128.05         30.88    6.293      702     87.63         326        323      4
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                FRM Loans with MI

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Property Type                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Single Family                    2,797     $393,044,135.66         94.40%   7.008%     641     87.33%        317        314      4
Two- to Four Family                 74       13,025,735.61          3.13    6.866      643     86.92         327        323      4
Condominium                         49        7,147,392.34          1.72    7.077      651     86.24         315        311      4
Planned Unit Development            15        2,629,940.93          0.63    6.418      658     87.65         319        315      4
Manufactured Housing                 5          505,242.50          0.12    6.770      675     86.58         307        301      6
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Occupancy Status                 Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Primary Home                     2,928     $415,119,013.42         99.70%   7.000%     641     87.31%        318        314      4
Second Home                          6          684,382.22          0.16    7.131      690     84.43         360        357      3
Investment                           6          549,051.40          0.13    6.782      725     82.91         277        273      4
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                FRM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Documentation                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation*              2,931     $415,157,396.97         99.71%   6.999%     641     87.30%        318        314      4
Stated Income, Stated Asset          9        1,195,050.07          0.29    7.359      645     86.72         293        287      6
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Loan Purpose                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance               1,908     $288,852,370.94         69.38%   6.909%     639     86.60%        316        313      4
Rate/Term Refinance                486       63,942,617.04         15.36    7.024      646     87.63         318        314      4
Purchase                           546       63,557,459.06         15.27    7.392      646     90.14         322        319      3
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                FRM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Product Type                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                       2,558     $354,267,601.71         85.09%   7.021%     642     87.27%        342        338      4
Fixed Rate (Balloon)               382       62,084,845.33         14.91    6.886      637     87.45         180        176      4
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Lien Position                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1                                2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
MI Coverage                      Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee                   581      $86,601,283.03         20.80%   6.909%     651     87.52%        323        320      3
MGIC                               425       60,240,063.23         14.47    7.054      638     87.39         323        319      4
PMI                                480       68,017,077.67         16.34    6.939      644     86.87         323        319      3
Republic                           942      125,615,620.73         30.17    7.062      635     87.32         311        306      5
United Guaranty                    512       75,878,402.38         18.22    7.014      641     87.32         313        310      3
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                FRM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
MI Coverage %                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
6.00                             1,421     $209,502,128.61         50.32%   6.812%     634     84.30%        319        315      4
12.00                            1,222      175,222,830.08         42.09    7.072      649     89.46         315        312      4
16.00                              268       28,121,151.53          6.75    7.943      645     94.69         317        314      4
35.00                               29        3,506,336.82          0.84    7.073      702     99.32         357        353      4
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Prepayment Penalty Term          Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
0                                  792     $113,791,792.86         27.33%   7.121%     639     87.42%        320        316      4
12                                 102       18,860,667.80          4.53    6.563      657     86.45         350        345      4
24                                  59        8,241,784.18          1.98    7.402      639     88.10         323        319      4
36                               1,963      273,354,424.22         65.65    6.965      641     87.29         314        310      4
60                                  24        2,103,777.98          0.51    7.508      619     86.43         331        325      6
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                FRM Loans with MI



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Geographic Distribution          Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                         251      $60,371,380.50         14.50%   6.348%     663     86.47%        323        319      4
New Jersey                         163       33,630,251.39          8.08    6.911      641     86.69         337        333      4
Maryland                           144       25,451,216.43          6.11    6.888      645     86.83         330        327      4
Florida                            158       23,393,786.27          5.62    7.061      632     87.57         326        322      4
Virginia                           133       21,819,897.32          5.24    6.867      645     87.20         313        309      4
New York                           117       20,304,316.99          4.88    6.830      641     86.98         344        340      4
Pennsylvania                       176       18,394,073.33          4.42    7.217      627     87.12         324        320      3
Ohio                               153       15,007,678.79          3.60    7.060      640     88.27         304        300      4
Illinois                            97       13,247,209.27          3.18    7.173      641     88.52         318        314      4
Minnesota                           71       12,981,017.78          3.12    6.829      640     86.78         267        264      3
Texas                              135       12,887,312.70          3.10    7.680      627     89.06         320        317      3
Colorado                            55       10,519,760.92          2.53    6.896      643     86.94         290        286      4
Missouri                           104       10,212,658.64          2.45    7.271      634     87.73         308        304      4
Georgia                             76        9,793,282.64          2.35    7.346      634     87.68         343        339      4
Arizona                             70        9,724,538.55          2.34    7.218      646     87.94         311        307      4
Louisiana                           91        9,309,935.96          2.24    7.273      630     87.83         314        311      4
Tennessee                           83        7,831,219.36          1.88    7.596      620     87.57         324        320      4
Indiana                             74        7,288,922.09          1.75    6.932      661     88.03         329        325      4
Wisconsin                           61        7,143,682.22          1.72    7.269      643     87.48         281        277      4
Nevada                              32        6,652,148.94          1.60    6.791      644     86.84         324        320      4
South Carolina                      63        6,522,681.26          1.57    7.817      607     87.85         317        313      4
Washington                          30        6,323,348.60          1.52    6.786      639     87.24         282        279      4
Mississippi                         70        5,780,026.27          1.39    7.681      612     88.21         312        308      4
Alabama                             62        5,687,388.23          1.37    7.519      624     86.86         329        325      4
Oregon                              28        5,325,727.67          1.28    7.118      652     88.09         218        214      4
Massachusetts                       18        5,217,419.54          1.25    6.165      695     86.72         360        356      4
North Carolina                      48        5,169,070.63          1.24    7.704      637     88.15         349        346      4
Continued


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                FRM Loans with MI

....continued

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Geographic Distribution          Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Michigan                            44        5,042,005.01          1.21    7.165      638     87.57         331        328      4
Iowa                                43        3,710,949.98          0.89    7.630      620     88.33         303        299      4
Oklahoma                            41        2,708,739.94          0.65    7.890      622     89.04         313        309      3
Connecticut                         14        2,340,550.19          0.56    6.844      640     86.53         348        345      4
Arkansas                            31        2,177,423.46          0.52    7.770      633     87.90         319        315      4
Hawaii                               9        2,126,361.30          0.51    6.827      645     85.63         337        333      4
Kansas                              21        2,105,941.04          0.51    7.378      613     87.05         259        255      4
Utah                                13        2,097,628.59          0.50    7.049      637     86.98         209        205      4
Idaho                               17        1,969,501.79          0.47    7.290      641     88.05         296        292      4
Kentucky                            17        1,717,475.84          0.41    6.821      639     87.41         316        312      4
District of Columbia                 9        1,667,215.35          0.40    6.938      636     85.76         285        283      3
Wyoming                             13        1,443,602.12          0.35    7.777      608     88.30         281        277      4
Nebraska                            20        1,429,662.00          0.34    8.181      610     87.45         279        275      3
Montana                             11        1,351,357.59          0.32    7.227      638     88.62         224        221      4
Delaware                             9        1,333,831.69          0.32    6.964      634     88.89         265        260      5
West Virginia                       17        1,283,476.78          0.31    7.745      606     88.13         332        328      4
Rhode Island                         6        1,277,512.64          0.31    6.290      659     85.81         360        358      2
New Mexico                          10          998,276.87          0.24    7.627      630     87.57         332        329      3
South Dakota                        11          953,733.71          0.23    7.177      634     87.10         255        251      4
Alaska                               5          855,611.03          0.21    7.011      607     85.31         335        330      5
Maine                                6          839,063.05          0.20    6.327      676     88.67         344        340      4
New Hampshire                        4          657,465.32          0.16    7.267      609     88.25         300        295      4
North Dakota                         6          275,109.46          0.07    7.976      598     85.87         273        270      3
Total:                           2,940     $416,352,447.04        100.00%   7.000%     641     87.30%        318        314      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                         FRM Loans with MI Gross Margin


Initial Cap


Periodic Cap


Maximum Rate


Minimum Rate


Next Rate Adjustment Date

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                   FICO Strats


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Credit Scores                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
0 - 499                            138       $8,860,490.45          0.18%   9.114%       0     72.34%        357        353      4
500 - 500                           28        2,609,905.02          0.05    9.297      500     67.74         356        353      4
501 - 510                          288       28,286,887.58          0.58    9.444      505     69.52         354        350      4
511 - 520                          374       38,619,104.90          0.79    9.236      516     70.51         355        351      4
521 - 530                          823       97,227,628.76          1.98    9.001      525     76.09         356        352      4
531 - 540                          931      111,563,911.63          2.27    8.800      536     75.12         354        351      4
541 - 550                        1,287      156,914,302.51          3.20    7.740      545     74.78         353        349      4
551 - 560                        1,267      155,405,837.65          3.17    7.635      556     75.21         350        347      4
561 - 570                        2,044      276,322,346.80          5.63    7.095      565     77.47         349        345      4
571 - 580                        1,862      252,675,228.97          5.15    7.100      576     78.23         346        342      4
581 >=                          21,612    3,778,155,577.17         77.00    6.219      665     74.63         338        335      4
Total:                          30,654   $4,906,641,221.44        100.00%   6.570%     639     74.97%        341        337      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. Th information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in th preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                 GROUP 2&3 POOL
                                  Credit Scores
                                 [Logo Omitted]

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
Credit                        Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Scores                           Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
N/A                                113       $7,766,906.01          0.23%   9.110%       0     73.21%        360        356      4
500                                 26        2,556,405.19          0.08    9.276      500     68.18         360        356      4
501 - 510                          251       26,109,495.87          0.78    9.381      505     69.64         360        356      4
511 - 520                          323       35,483,518.90          1.06    9.194      516     71.45         360        356      4
521 - 530                          732       91,350,150.58          2.74    8.978      525     76.60         359        355      4
531 - 540                          840      104,600,643.22          3.13    8.801      536     75.53         357        353      4
541 - 550                        1,089      138,267,404.35          4.14    7.716      545     75.50         357        353      4
551 - 560                        1,016      129,347,773.71          3.87    7.635      556     76.26         355        351      4
561 - 570                        1,662      231,931,418.14          6.94    7.109      565     78.60         352        348      4
571 - 580                        1,502      206,534,080.88          6.18    7.145      576     79.45         351        348      4
581 - 590                        1,630      238,575,831.07          7.14    7.146      585     81.54         351        347      4
591 - 600                        1,608      235,025,398.20          7.04    7.073      596     81.67         351        347      4
601 - 610                        1,528      231,318,976.97          6.93    6.950      606     81.27         350        346      4
611 - 620                        1,413      212,853,186.85          6.37    6.855      615     81.57         347        343      4
621 - 630                        1,296      202,604,115.00          6.07    6.697      625     81.21         346        342      4
631 - 640                        1,123      173,901,317.02          5.21    6.650      635     81.21         343        339      4
641 - 650                        1,008      164,250,427.04          4.92    6.465      645     81.56         344        340      4
651 - 660                          847      138,002,424.39          4.13    6.326      655     79.66         340        337      4
661 - 670                          742      124,071,805.36          3.71    6.178      665     80.12         337        333      4
671 - 680                          574       97,825,338.83          2.93    6.047      675     78.88         340        337      4
681 - 690                          433       75,977,960.23          2.27    5.979      685     76.41         337        334      4
691 - 700                          346       63,750,586.11          1.91    5.888      695     75.25         335        332      3
701 - 710                          289       54,797,313.71          1.64    5.695      705     72.48         324        320      3
711 - 720                          235       48,853,364.05          1.46    5.655      716     71.97         334        331      3
721 - 730                          179       31,375,471.04          0.94    5.623      725     71.45         322        318      3
731 - 740                          173       36,591,025.54          1.10    5.353      735     68.09         311        308      3
741 - 750                          153       33,388,276.63          1.00    5.391      745     69.70         325        322      3
751 - 760                          186       42,062,296.32          1.26    5.266      756     64.67         326        323      3
761 - 770                          174       38,447,432.80          1.15    5.252      766     62.35         331        328      3
771 - 780                          156       34,710,935.67          1.04    5.198      775     62.31         330        327      3
781 - 790                          147       33,498,062.57          1.00    5.082      785     57.78         325        322      3
791 - 800                          123       31,458,984.36          0.94    5.178      795     57.59         327        324      3
801 - 810                           72       19,148,478.09          0.57    4.978      804     54.53         319        316      3
811 - 820                           16        3,377,146.85          0.10    4.903      815     53.76         317        315      3
821 - 830                            2          161,724.84          0.00    6.409      821     80.12         228        224      4
Total:                          22,007   $3,339,975,676.39        100.00%   6.840%     621     77.78%        346        342      4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. Th information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in th preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                    FRM POOL
                                  Credit Scores
                                 [Logo Omitted]


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
Credit                        Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Scores                           Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
N/A                                 27       $1,216,956.61          0.05%   9.158%       0     65.84%        336        332      4
500                                  2           53,499.83          0.00   10.283      500     46.58         180        174      6
501 - 510                           37        2,177,391.71          0.09   10.200      506     68.15         278        274      4
511 - 520                           51        3,135,586.00          0.13    9.715      516     59.86         301        297      4
521 - 530                          103        6,936,611.67          0.29    9.162      526     67.90         299        295      4
531 - 540                          135       10,799,848.25          0.45    8.678      537     67.59         302        298      4
541 - 550                          267       25,074,392.51          1.04    7.880      545     69.81         316        312      4
551 - 560                          331       34,452,262.57          1.43    7.570      556     70.34         317        313      4
561 - 570                          619       73,840,767.30          3.07    6.996      566     71.47         320        316      4
571 - 580                          591       75,610,677.84          3.15    6.925      575     73.24         314        310      4
581 - 590                          591       74,953,566.17          3.12    7.049      585     73.50         317        313      4
591 - 600                          620       81,185,694.34          3.38    6.982      596     73.14         312        308      4
601 - 610                          701       96,531,670.29          4.02    6.878      606     74.39         312        308      4
611 - 620                          662       89,024,949.36          3.71    6.742      615     74.10         307        304      4
621 - 630                          805      122,319,047.81          5.09    6.527      626     74.90         311        307      4
631 - 640                          695      107,472,322.22          4.48    6.449      635     74.59         315        311      4
641 - 650                          781      128,008,263.50          5.33    6.273      646     75.20         314        311      4
651 - 660                          672      108,810,064.99          4.53    6.252      656     73.49         314        310      4
661 - 670                          649      113,201,745.64          4.71    5.989      665     73.31         316        313      3
671 - 680                          598      112,312,376.79          4.68    5.877      676     73.05         323        319      4
681 - 690                          532      107,678,092.97          4.48    5.703      686     69.90         320        316      3
691 - 700                          478       99,062,475.54          4.13    5.638      695     69.54         326        323      3
701 - 710                          409       91,117,210.63          3.79    5.469      705     67.59         323        320      3
711 - 720                          364       86,032,980.38          3.58    5.382      716     66.70         329        326      3
721 - 730                          327       77,451,107.70          3.23    5.334      726     66.37         325        321      3
731 - 740                          368       87,984,865.70          3.66    5.242      735     65.87         326        322      3
741 - 750                          314       83,342,738.39          3.47    5.247      746     65.35         331        328      3
751 - 760                          384      103,936,959.47          4.33    5.152      756     62.84         333        329      3
761 - 770                          365       94,071,282.28          3.92    5.145      766     61.35         334        331      3
771 - 780                          395      101,036,864.35          4.21    5.093      775     59.77         332        329      3
781 - 790                          377      100,801,678.65          4.20    5.098      785     58.05         339        336      3
791 - 800                          240       60,179,449.65          2.51    5.064      795     56.78         332        329      3
801 - 810                          138       34,771,371.21          1.45    4.966      805     53.92         326        323      3
811 - 820                           30        6,596,102.61          0.27    4.991      815     52.67         335        332      3
821 - 830                            3          205,117.23          0.01    6.534      821     79.04         256        252      4
Total:                          13,661   $2,401,385,992.16        100.00%   5.995%     678     68.99%        321        318      3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. Th information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in th preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                  WFHET 2004-2

                                  Credit Scores

                                 [Logo Omitted]


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
Credit                        Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Scores                           Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
N/A                                138       $8,860,490.45          0.18%   9.114%       0     72.34%        357        353      4
500                                 28        2,609,905.02          0.05    9.297      500     67.74         356        353      4
501 - 510                          288       28,286,887.58          0.58    9.444      505     69.52         354        350      4
511 - 520                          374       38,619,104.90          0.79    9.236      516     70.51         355        351      4
521 - 530                          823       97,227,628.76          1.98    9.001      525     76.09         356        352      4
531 - 540                          931      111,563,911.63          2.27    8.800      536     75.12         354        351      4
541 - 550                        1,287      156,914,302.51          3.20    7.740      545     74.78         353        349      4
551 - 560                        1,267      155,405,837.65          3.17    7.635      556     75.21         350        347      4
561 - 570                        2,044      276,322,346.80          5.63    7.095      565     77.47         349        345      4
571 - 580                        1,862      252,675,228.97          5.15    7.100      576     78.23         346        342      4
581 - 590                        1,987      283,318,291.67          5.77    7.135      585     80.24         349        345      4
591 - 600                        1,979      283,796,040.42          5.78    7.059      596     80.13         346        342      4
601 - 610                        1,975      293,415,212.22          5.98    6.936      606     79.69         344        341      4
611 - 620                        1,810      266,612,638.36          5.43    6.836      615     79.94         342        339      4
621 - 630                        1,786      281,741,509.37          5.74    6.643      625     79.35         339        335      4
631 - 640                        1,559      245,782,895.52          5.01    6.579      635     79.22         340        336      4
641 - 650                        1,534      253,586,368.86          5.17    6.399      645     79.41         337        333      4
651 - 660                        1,235      201,503,987.08          4.11    6.303      655     77.60         335        331      4
661 - 670                        1,128      194,646,957.63          3.97    6.095      665     77.40         334        331      4
671 - 680                          956      174,098,801.14          3.55    5.970      675     76.17         336        332      4
681 - 690                          778      150,579,585.55          3.07    5.822      685     73.17         331        328      4
691 - 700                          654      131,722,014.46          2.68    5.758      695     72.21         335        331      3
701 - 710                          542      114,554,303.79          2.33    5.586      705     70.24         331        327      3
711 - 720                          464      104,305,284.42          2.13    5.502      716     69.16         335        331      3
721 - 730                          404       89,614,418.90          1.83    5.437      726     68.43         329        326      3
731 - 740                          411       94,751,188.47          1.93    5.300      735     67.01         328        325      3
741 - 750                          357       90,942,652.72          1.85    5.296      746     66.73         334        330      3
751 - 760                          429      112,654,893.57          2.30    5.205      756     63.96         335        332      3
761 - 770                          393       98,476,507.85          2.01    5.184      766     62.17         336        332      3
771 - 780                          414      104,904,815.18          2.14    5.130      775     60.42         333        330      3
781 - 790                          388      102,456,949.36          2.09    5.102      785     58.37         339        336      3
791 - 800                          253       62,531,418.97          1.27    5.115      795     57.75         333        330      3
801 - 810                          140       35,060,398.65          0.71    4.975      805     54.13         326        323      3
811 - 820                           33        6,893,325.78          0.14    5.040      815     53.28         336        333      3
821 - 830                            3          205,117.23          0.00    6.534      821     79.04         256        252      4
Total:                          30,654   $4,906,641,221.44        100.00%   6.570%     639     74.97%        341        337      4

                                  WFHET 2004-2
                              ARM Loans without MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Mortgage Coupons                 Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                        1         $151,311.20          0.01%   3.500%     691     80.00%        360        356      4
3.501 - 4.000                        6        1,588,875.23          0.12    3.891      696     72.39         360        356      4
4.001 - 4.500                       51       10,775,050.74          0.84    4.368      678     70.42         360        356      4
4.501 - 5.000                      244       51,708,710.48          4.05    4.866      647     72.37         360        356      4
5.001 - 5.500                      640      125,262,313.64          9.82    5.353      635     72.56         360        356      4
5.501 - 6.000                    1,256      229,445,904.32         17.99    5.820      626     73.42         360        356      4
6.001 - 6.500                    1,366      225,278,694.05         17.67    6.309      617     73.67         360        356      4
6.501 - 7.000                    1,282      189,875,773.77         14.89    6.799      603     73.19         360        356      4
7.001 - 7.500                      887      116,945,865.25          9.17    7.311      584     71.96         360        356      4
7.501 - 8.000                      669       85,101,162.18          6.67    7.794      569     71.39         360        356      4
8.001 - 8.500                      561       63,137,113.39          4.95    8.322      554     71.14         360        356      4
8.501 - 9.000                      658       78,541,105.03          6.16    8.810      541     72.22         360        356      4
9.001 - 9.500                      384       43,758,309.97          3.43    9.328      536     72.60         360        356      4
9.501 - 10.000                     276       29,065,765.64          2.28    9.787      536     73.16         360        356      4
10.001 - 10.500                    141       13,407,022.38          1.05   10.282      536     74.52         360        356      4
10.501 - 11.000                    104        7,951,592.17          0.62   10.744      525     74.34         360        356      4
11.001 - 11.500                     35        2,601,321.76          0.20   11.220      522     75.41         360        357      3
11.501 - 12.000                      9          628,143.92          0.05   11.830      519     75.56         360        357      3
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Combined Original LTV            Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                         3         $164,862.09          0.01%   7.590%     628      7.90%        360        357      3
10.01 - 15.00                        7          369,514.48          0.03    6.545      573     13.14         360        355      5
15.01 - 20.00                       16        1,007,580.75          0.08    7.474      573     18.96         360        356      4
20.01 - 25.00                       18        2,220,504.20          0.17    7.087      598     22.99         360        356      4
25.01 - 30.00                       34        2,460,650.06          0.19    7.407      582     27.46         360        356      4
30.01 - 35.00                       61        6,729,063.76          0.53    7.066      588     32.94         360        356      4
35.01 - 40.00                       74        8,498,322.36          0.67    6.687      597     37.54         360        357      3
40.01 - 45.00                      115       13,317,614.25          1.04    6.743      588     42.87         360        356      4
45.01 - 50.00                      167       22,355,114.66          1.75    6.827      589     47.96         360        356      4
50.01 - 55.00                      219       28,976,543.43          2.27    6.696      584     52.80         360        356      4
55.01 - 60.00                      369       50,832,044.51          3.99    6.847      582     57.84         360        356      4
60.01 - 65.00                      631       95,347,580.21          7.48    6.826      586     63.30         360        356      4
65.01 - 70.00                    1,072      152,113,231.56         11.93    6.914      587     68.72         360        356      4
70.01 - 75.00                    1,595      232,944,643.83         18.27    7.086      588     73.98         360        356      4
75.01 - 80.00                    4,156      651,805,339.48         51.11    6.725      612     79.49         360        356      4
80.01 - 85.00                       19        4,108,423.85          0.32    6.348      657     80.40         360        357      3
85.01 - 90.00                        2          196,567.66          0.02    8.048      573     87.24         360        355      5
90.01 - 95.00                       10        1,452,943.32          0.11    7.252      635     94.81         360        356      4
95.01 - 100.00                       2          323,490.66          0.03    8.679      590     97.61         360        357      3
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Principal Balance                Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                811      $30,193,627.55          2.37%   8.122%     571     67.21%        360        356      4
50,000.01 - 75,000.00            1,115       70,731,317.62          5.55    7.616      587     71.12         360        356      4
75,000.01 - 100,000.00           1,245      109,468,856.97          8.58    7.336      591     72.11         360        356      4
100,000.01 - 125,000.00          1,106      124,664,070.75          9.78    7.175      593     72.96         360        356      4
125,000.01 - 150,000.00            956      131,540,309.95         10.32    7.117      593     72.65         360        356      4
150,000.01 - 175,000.00            800      129,521,451.75         10.16    6.728      594     72.14         360        356      4
175,000.01 - 200,000.00            661      124,093,830.42          9.73    6.736      594     73.32         360        356      4
200,000.01 - 225,000.00            426       90,283,311.13          7.08    6.657      601     73.31         360        356      4
225,000.01 - 250,000.00            343       81,737,774.75          6.41    6.658      602     73.10         360        356      4
250,000.01 - 275,000.00            244       63,961,239.63          5.02    6.517      606     72.93         360        356      4
275,000.01 - 300,000.00            223       64,144,249.72          5.03    6.360      606     73.41         360        356      4
300,000.01 - 325,000.00            175       54,734,275.40          4.29    6.376      612     75.36         360        356      4
325,000.01 - 350,000.00            128       43,424,996.86          3.41    6.615      609     73.99         360        356      4
350,000.01 - 375,000.00             71       25,744,745.84          2.02    6.375      619     74.92         360        356      4
375,000.01 - 400,000.00             70       27,344,058.45          2.14    6.050      617     72.97         360        356      4
400,000.01 - 425,000.00             23        9,505,612.65          0.75    5.943      624     71.80         360        357      3
425,000.01 - 450,000.00             40       17,443,805.25          1.37    6.496      629     75.20         360        356      4
450,000.01 - 475,000.00             19        8,787,249.42          0.69    6.339      625     76.06         360        356      4
475,000.01 - 500,000.00             28       13,708,443.01          1.07    5.966      619     75.47         360        357      3
500,000.01 - 525,000.00             12        6,164,222.98          0.48    6.616      611     76.14         360        356      4
525,000.01 - 550,000.00             12        6,499,479.26          0.51    6.429      627     72.44         360        357      3
550,000.01 - 575,000.00             11        6,190,550.08          0.49    6.297      636     68.78         360        356      4
575,000.01 - 600,000.00             11        6,532,880.80          0.51    5.889      619     71.31         360        357      3
600,000.01 - 625,000.00              4        2,460,885.35          0.19    5.339      646     74.40         360        356      4
625,000.01 - 650,000.00              7        4,450,897.89          0.35    6.118      654     76.59         360        357      3
650,000.01 - 675,000.00              4        2,658,063.69          0.21    6.302      616     70.75         360        356      4
675,000.01 - 700,000.00              6        4,116,713.49          0.32    6.547      641     75.95         360        357      3
Continued


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI

....continued

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Principal Balance                Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 725,000.00              2        1,440,382.17          0.11    6.474      698     77.50         360        357      3
725,000.01 - 750,000.00              1          748,964.31          0.06    7.875      601     62.50         360        358      2
750,000.01 - 775,000.00              5        3,829,601.88          0.30    6.736      604     73.03         360        357      3
775,000.01 - 800,000.00              7        5,569,555.62          0.44    6.350      644     66.10         360        357      3
800,000.01 - 825,000.00              2        1,634,158.12          0.13    6.250      653     70.65         360        358      2
925,000.01 - 950,000.00              1          938,336.72          0.07    6.625      685     35.63         360        358      2
950,000.01 - 975,000.00              1          956,115.64          0.07    7.125      616     64.00         360        355      5
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Original Term to Maturity        Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                        8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Remaining Term to Maturity       Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
341 - 345                            2         $371,265.79          0.03%   7.210%     718     80.00%        360        345     15
346 - 350                            7        1,179,052.22          0.09    7.324      631     75.06         360        349     11
351 - 355                        3,208      459,666,227.31         36.05    6.843      598     72.77         360        354      6
356 - 360                        5,353      814,007,489.80         63.83    6.824      601     72.83         360        357      3
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Credit Score                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                            4         $467,904.94          0.04%   5.997%     808     70.38%        360        357      3
751 - 800                           89       16,660,449.43          1.31    5.816      767     75.13         360        356      4
701 - 750                          284       48,770,355.42          3.82    5.823      719     76.93         360        356      4
651 - 700                          969      166,240,314.83         13.04    5.906      671     74.85         360        356      4
601 - 650                        2,140      349,697,451.40         27.42    6.288      624     73.77         360        356      4
551 - 600                        2,785      415,190,952.36         32.56    6.750      576     71.75         360        356      4
501 - 550                        2,190      269,697,959.54         21.15    8.413      531     71.16         360        356      4
451 - 500                           26        2,556,405.19          0.20    9.276      500     68.18         360        356      4
= 0                                 83        5,942,242.01          0.47    8.825        0     70.17         360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Credit Grade                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Y1                                 527      $55,466,430.09          4.35%   9.323%     510     69.29%        360        356      4
Y2                               1,573      197,065,242.91         15.45    8.699      547     71.62         360        356      4
Y3                               1,127      149,568,060.84         11.73    7.294      554     70.87         360        356      4
Y4                               1,591      234,017,214.31         18.35    6.435      587     71.53         360        356      4
Y5                                 746      125,407,172.59          9.83    6.340      590     72.41         360        356      4
Y6                                 823      135,524,925.82         10.63    6.218      611     72.88         360        356      4
Y7                                 724      123,631,559.45          9.69    6.127      633     75.05         360        356      4
Y8                                 503       88,096,705.59          6.91    5.960      651     75.73         360        356      4
Y9                                 956      166,446,723.52         13.05    5.787      698     75.99         360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Property Type                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Single Family                    7,768   $1,144,983,384.07         89.79%   6.841%     599     72.90%        360        356      4
Condominium                        420       66,587,469.61          5.22    6.503      622     73.95         360        356      4
Two- to Four Family                329       58,167,909.93          4.56    6.969      597     69.77         360        356      4
Manufactured Housing                42        3,459,505.49          0.27    7.218      584     70.35         360        354      6
Planned Unit Development            11        2,025,766.02          0.16    7.423      583     77.94         360        357      3
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Occupancy Status                 Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Primary Home                     7,959   $1,209,794,056.31         94.87%   6.824%     599     72.96%        360        356      4
Investment                         508       51,977,949.87          4.08    7.012      625     69.79         360        356      4
Second Home                        103       13,452,028.94          1.05    6.826      613     70.73         360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Documentation                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation*              8,267   $1,222,248,400.48         95.85%   6.835%     598     72.78%        360        356      4
Stated Income, Stated Asset        303       52,975,634.64          4.15    6.759      652     73.39         360        354      6
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Loan Purpose                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance               5,542     $835,580,533.81         65.52%   6.957%     586     70.88%        360        356      4
Purchase                         2,347      347,716,242.65         27.27    6.524      634     77.35         360        356      4
Rate/Term Refinance                681       91,927,258.66          7.21    6.855      602     73.20         360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Product Type                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)       8,138   $1,205,679,701.32         94.55%   6.852%     599     72.81%        360        356      4
3/27 ARM (Six-Month LIBOR)         384       59,415,218.71          4.66    6.368      623     72.50         360        356      4
1 Year ARM (One-Year CMT)           48       10,129,115.09          0.79    7.179      616     74.62         360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


                                                                                    Number   Percent        W.A.       W.A.   W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Lien Position                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1                                8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
MI Coverage                      Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Not Insured                      8,555   $1,272,555,045.64         99.79%   6.830%     600     72.77%        360        356      4
Premium Priced (PP)                 15        2,668,989.48          0.21    7.581      628     91.35         360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


                                                                                    Number   Percent        W.A.       W.A.   W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
MI Coverage %                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
0.00                             8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Prepayment Penalty Term          Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
0                                2,055     $328,043,871.06         25.72%   7.123%     600     72.02%        360        356      4
12                                  13        2,322,754.32          0.18    6.375      584     68.23         360        356      4
24                               6,205      899,796,774.71         70.56    6.752      599     73.14         360        356      4
36                                 297       45,060,635.03          3.53    6.322      621     72.28         360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Geographic Distribution          Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                       1,106     $258,584,416.41         20.28%   6.237%     615     71.14%        360        356      4
New Jersey                         485       90,887,599.77          7.13    7.126      582     70.11         360        356      4
Maryland                           406       74,740,579.36          5.86    6.877      594     74.18         360        356      4
Illinois                           468       64,067,236.24          5.02    7.049      599     74.00         360        356      4
Florida                            420       60,160,972.35          4.72    6.996      590     74.14         360        356      4
Minnesota                          401       59,440,624.33          4.66    6.945      593     72.28         360        356      4
New York                           251       52,449,797.39          4.11    6.911      586     68.80         360        356      4
Texas                              475       46,719,073.49          3.66    7.680      593     74.18         360        356      4
Virginia                           297       46,393,313.32          3.64    6.841      596     73.93         360        356      4
Colorado                           206       35,952,677.81          2.82    6.301      619     75.29         360        356      4
Massachusetts                      147       30,865,085.14          2.42    6.799      591     67.90         360        356      4
Missouri                           300       28,999,321.95          2.27    7.249      598     74.30         360        356      4
Washington                         192       28,948,118.14          2.27    6.377      625     75.74         360        356      4
Arizona                            226       28,815,494.03          2.26    6.826      610     75.31         360        356      4
Nevada                             157       28,532,244.96          2.24    6.849      596     72.56         360        357      3
Pennsylvania                       238       28,282,909.38          2.22    6.904      587     73.82         360        356      4
Georgia                            179       23,512,671.71          1.84    7.275      589     74.75         360        356      4
Michigan                           231       23,347,352.28          1.83    7.227      590     72.75         360        356      4
Ohio                               216       20,742,291.68          1.63    6.901      599     76.44         360        356      4
Wisconsin                          186       20,173,833.21          1.58    7.235      600     75.60         360        356      4
North Carolina                     166       18,879,871.11          1.48    6.994      608     75.37         360        356      4
District of Columbia                80       14,781,721.90          1.16    6.749      593     67.61         360        356      4
Tennessee                           98       11,354,631.61          0.89    6.848      608     74.62         360        356      4
Iowa                               135       11,262,922.21          0.88    7.096      619     75.75         360        356      4
Indiana                            137       10,674,318.56          0.84    7.593      582     72.70         360        356      4
South Carolina                      83       10,349,406.56          0.81    6.850      602     75.28         360        356      4
Connecticut                         58       10,327,060.06          0.81    6.879      588     71.59         360        356      4
Continued


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI

....continued

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Geographic Distribution          Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Kansas                              96        9,996,398.98          0.78    6.861      603     76.02         360        357      3
Oregon                              60        9,802,847.56          0.77    6.261      630     72.78         360        357      3
Louisiana                           95        9,253,270.04          0.73    7.473      579     75.03         360        356      4
Nebraska                            97        9,238,693.07          0.72    7.092      625     76.74         360        356      4
Alaska                              59        8,175,100.35          0.64    6.840      588     69.69         360        356      4
Oklahoma                            97        8,173,809.95          0.64    7.134      601     76.79         360        356      4
New Mexico                          64        7,643,948.45          0.60    7.340      606     70.13         360        356      4
Utah                                56        6,989,114.23          0.55    6.789      623     72.76         360        356      4
Idaho                               68        6,163,314.30          0.48    7.270      614     78.09         360        356      4
Arkansas                            66        5,621,424.52          0.44    7.566      574     76.54         360        356      4
Rhode Island                        33        5,606,973.39          0.44    6.869      572     70.10         360        356      4
Mississippi                         64        5,564,697.39          0.44    7.594      574     73.60         360        356      4
Delaware                            34        5,400,952.33          0.42    6.974      600     75.22         360        356      4
West Virginia                       52        4,985,035.16          0.39    7.739      578     75.89         360        356      4
Kentucky                            40        4,590,585.38          0.36    6.601      606     73.69         360        356      4
Hawaii                              19        4,453,365.25          0.35    6.340      611     72.12         360        356      4
Alabama                             49        4,066,772.45          0.32    7.560      578     73.46         360        356      4
Montana                             36        3,994,950.96          0.31    6.640      614     71.04         360        356      4
New Hampshire                       26        3,771,170.75          0.30    6.667      585     70.86         360        356      4
Wyoming                             39        3,590,653.31          0.28    6.383      652     77.94         360        356      4
South Dakota                        22        2,767,014.51          0.22    6.827      612     75.81         360        356      4
Maine                               22        2,337,816.03          0.18    7.245      565     72.32         360        356      4
Vermont                             14        2,089,022.90          0.16    6.964      592     73.26         360        356      4
North Dakota                        18        1,701,558.90          0.13    7.262      622     78.58         360        357      3
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Gross Margin                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                        1         $135,591.03          0.01%   5.990%     579     80.00%        360        357      3
2.501 - 3.000                       21        4,986,415.96          0.39    4.816      702     72.29         360        356      4
3.001 - 3.500                      584       96,307,587.04          7.55    5.516      680     74.27         360        356      4
3.501 - 4.000                    1,443      239,125,723.49         18.75    5.858      640     73.17         360        356      4
4.001 - 4.500                    1,667      283,611,358.93         22.24    6.220      616     73.28         360        356      4
4.501 - 5.000                    1,219      189,768,364.47         14.88    6.560      598     73.35         360        356      4
5.001 - 5.500                      731      104,760,839.92          8.22    6.951      574     71.00         360        356      4
5.501 - 6.000                      566       75,353,031.19          5.91    7.379      562     73.93         360        356      4
6.001 - 6.500                      282       34,566,041.51          2.71    7.769      557     69.74         360        356      4
6.501 - 7.000                      698       82,739,626.26          6.49    8.355      547     68.99         360        356      4
7.001 - 7.500                      823       99,464,161.93          7.80    8.947      538     72.49         360        356      4
7.501 - 8.000                      409       49,663,824.28          3.89    9.370      530     74.13         360        356      4
8.001 - 8.500                      102       12,296,271.60          0.96    9.961      528     74.88         360        356      4
8.501 - 9.000                       16        1,580,983.14          0.12    9.874      528     75.44         360        355      5
9.001 - 9.500                        5          672,609.85          0.05    9.811      533     76.13         360        358      2
9.501 - 10.000                       3          191,604.52          0.02   10.744      520     76.83         360        358      2
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Initial Cap                      Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2.000                               48      $10,129,115.09          0.79%   7.179%     616     74.62%        360        356      4
3.000                            8,522    1,265,094,920.03         99.21    6.829      600     72.80         360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Periodic Cap                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1.000                            8,522   $1,265,094,920.03         99.21%   6.829%     600     72.80%        360        356      4
2.000                               48       10,129,115.09          0.79    7.179      616     74.62         360        356      4
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Maximum Rate                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                        1         $151,311.20          0.01%   3.500%     691     80.00%        360        356      4
9.501 - 10.000                       6        1,588,875.23          0.12    3.891      696     72.39         360        356      4
10.001 - 10.500                     51       10,775,050.74          0.84    4.368      678     70.42         360        356      4
10.501 - 11.000                    244       51,708,710.48          4.05    4.866      647     72.37         360        356      4
11.001 - 11.500                    640      125,262,313.64          9.82    5.353      635     72.56         360        356      4
11.501 - 12.000                  1,256      229,445,904.32         17.99    5.820      626     73.42         360        356      4
12.001 - 12.500                  1,366      225,278,694.05         17.67    6.309      617     73.67         360        356      4
12.501 - 13.000                  1,281      189,652,333.27         14.87    6.799      603     73.18         360        356      4
13.001 - 13.500                    887      116,945,865.25          9.17    7.311      584     71.96         360        356      4
13.501 - 14.000                    670       85,324,602.68          6.69    7.792      569     71.41         360        356      4
14.001 - 14.500                    561       63,137,113.39          4.95    8.322      554     71.14         360        356      4
14.501 - 15.000                    658       78,541,105.03          6.16    8.810      541     72.22         360        356      4
15.001 - 15.500                    384       43,758,309.97          3.43    9.328      536     72.60         360        356      4
15.501 - 16.000                    276       29,065,765.64          2.28    9.787      536     73.16         360        356      4
16.001 - 16.500                    141       13,407,022.38          1.05   10.282      536     74.52         360        356      4
16.501 - 17.000                    104        7,951,592.17          0.62   10.744      525     74.34         360        356      4
17.001 - 17.500                     35        2,601,321.76          0.20   11.220      522     75.41         360        357      3
17.501 - 18.000                      9          628,143.92          0.05   11.830      519     75.56         360        357      3
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Minimum Rate                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                        1         $151,311.20          0.01%   3.500%     691     80.00%        360        356      4
3.501 - 4.000                        6        1,588,875.23          0.12    3.891      696     72.39         360        356      4
4.001 - 4.500                       51       10,775,050.74          0.84    4.368      678     70.42         360        356      4
4.501 - 5.000                      244       51,708,710.48          4.05    4.866      647     72.37         360        356      4
5.001 - 5.500                      640      125,262,313.64          9.82    5.353      635     72.56         360        356      4
5.501 - 6.000                    1,256      229,445,904.32         17.99    5.820      626     73.42         360        356      4
6.001 - 6.500                    1,366      225,278,694.05         17.67    6.309      617     73.67         360        356      4
6.501 - 7.000                    1,282      189,875,773.77         14.89    6.799      603     73.19         360        356      4
7.001 - 7.500                      887      116,945,865.25          9.17    7.311      584     71.96         360        356      4
7.501 - 8.000                      669       85,101,162.18          6.67    7.794      569     71.39         360        356      4
8.001 - 8.500                      561       63,137,113.39          4.95    8.322      554     71.14         360        356      4
8.501 - 9.000                      658       78,541,105.03          6.16    8.810      541     72.22         360        356      4
9.001 - 9.500                      384       43,758,309.97          3.43    9.328      536     72.60         360        356      4
9.501 - 10.000                     276       29,065,765.64          2.28    9.787      536     73.16         360        356      4
10.001 - 10.500                    141       13,407,022.38          1.05   10.282      536     74.52         360        356      4
10.501 - 11.000                    104        7,951,592.17          0.62   10.744      525     74.34         360        356      4
11.001 - 11.500                     35        2,601,321.76          0.20   11.220      522     75.41         360        357      3
11.501 - 12.000                      9          628,143.92          0.05   11.830      519     75.56         360        357      3
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Next Rate Adjustment Date        Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2005-03-01                           5         $930,689.15          0.07%   7.581%     569     73.44%        360        354      6
2005-04-01                          10        1,510,335.15          0.12    8.362      624     75.07         360        355      5
2005-05-01                          15        3,728,615.37          0.29    6.860      608     78.18         360        356      4
2005-06-01                           6          907,819.75          0.07    6.729      651     75.55         360        354      6
2005-07-01                          11        2,932,139.89          0.23    6.925      636     71.41         360        358      2
2005-08-01                           3          490,781.57          0.04    7.576      650     69.99         360        359      1
2005-09-01                           2          201,918.87          0.02    8.016      566     76.48         360        348     12
2005-10-01                           2          326,941.10          0.03    7.096      645     69.24         360        349     11
2005-11-01                           3          650,192.25          0.05    7.224      645     77.54         360        350     10
2005-12-01                           6        1,064,392.54          0.08    7.821      621     75.91         360        351      9
2006-01-01                          85       11,267,218.64          0.88    7.466      615     72.92         360        352      8
2006-02-01                          26        3,894,932.93          0.31    6.829      609     69.36         360        353      7
2006-03-01                       1,279      176,575,729.34         13.85    6.917      600     72.69         360        354      6
2006-04-01                       1,653      242,449,004.22         19.01    6.781      593     72.94         360        355      5
2006-05-01                       1,601      240,013,663.93         18.82    6.763      598     72.58         360        356      4
2006-06-01                       1,491      231,108,774.18         18.12    6.756      601     73.07         360        357      3
2006-07-01                       1,770      267,691,347.84         20.99    6.963      599     72.82         360        358      2
2006-08-01                         218       30,064,319.69          2.36    7.197      602     72.29         360        359      1
2006-12-01                           1          150,312.98          0.01    5.950      640     80.00         360        351      9
2007-01-01                          12        1,925,219.07          0.15    7.034      634     71.13         360        352      8
2007-02-01                           1          150,494.64          0.01    9.750      514     56.55         360        353      7
2007-03-01                          62        8,811,937.83          0.69    6.605      620     71.98         360        354      6
2007-04-01                          69       10,974,348.43          0.86    6.133      617     71.56         360        355      5
2007-04-15                           1          163,875.56          0.01    4.350      732     76.74         360        356      4
2007-05-01                          62        9,847,529.51          0.77    6.405      623     74.19         360        356      4
2007-06-01                          80       11,780,936.57          0.92    6.438      621     73.65         360        357      3
2007-07-01                          85       13,509,739.57          1.06    6.197      631     71.38         360        358      2
Continued


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI

....continued

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Next Rate Adjustment Date        Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2007-08-01                          11        2,100,824.55          0.16    6.461      619     73.88         360        359      1
Total:                           8,570   $1,275,224,035.12        100.00%   6.832%     600     72.81%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Mortgage Coupons                 Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       21       $4,936,184.05          0.40%   4.812%     666     85.69%        360        356      4
5.001 - 5.500                       94       21,098,158.60          1.72    5.364      649     86.43         360        356      4
5.501 - 6.000                      452       93,188,213.28          7.58    5.853      637     87.28         360        356      4
6.001 - 6.500                      818      152,659,924.13         12.41    6.343      626     87.85         360        356      4
6.501 - 7.000                    1,396      237,675,021.16         19.32    6.822      612     88.70         360        356      4
7.001 - 7.500                    1,385      212,459,462.62         17.27    7.317      606     89.56         360        356      4
7.501 - 8.000                    1,513      208,039,668.68         16.91    7.798      598     90.02         360        356      4
8.001 - 8.500                      979      115,043,940.45          9.35    8.304      590     90.18         360        356      4
8.501 - 9.000                      801       87,053,688.59          7.08    8.794      580     90.11         360        356      4
9.001 - 9.500                      436       43,779,498.67          3.56    9.312      567     88.30         360        356      4
9.501 - 10.000                     265       28,765,265.31          2.34    9.781      551     85.69         360        356      4
10.001 - 10.500                    124       13,085,762.85          1.06   10.339      546     84.89         360        356      4
10.501 - 11.000                     92        8,301,195.74          0.67   10.805      547     84.90         360        356      4
11.001 - 11.500                     40        3,222,789.94          0.26   11.334      554     84.92         360        356      4
11.501 - 12.000                      5          523,609.96          0.04   11.735      533     84.68         360        357      3
12.001 - 12.500                      2          198,810.13          0.02   12.250      535     85.00         360        358      2
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Combined Original LTV            Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                    3,202     $462,845,726.71         37.63%   7.491%     584     84.54%        360        356      4
85.01 - 90.00                    3,370      516,272,757.53         41.97    7.226      612     89.68         360        356      4
90.01 - 95.00                    1,695      224,372,540.07         18.24    7.709      622     94.81         360        356      4
95.01 - 100.00                     156       26,540,169.85          2.16    7.601      654     99.07         360        357      3
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Principal Balance                Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                566      $21,945,686.67          1.78%   8.340%     594     89.63%        360        356      4
50,000.01 - 75,000.00            1,123       71,325,575.07          5.80    8.191      593     89.24         360        356      4
75,000.01 - 100,000.00           1,271      110,954,745.11          9.02    7.926      596     89.22         360        356      4
100,000.01 - 125,000.00          1,211      135,948,687.67         11.05    7.830      598     88.79         360        356      4
125,000.01 - 150,000.00          1,015      138,942,715.33         11.30    7.712      600     88.81         360        356      4
150,000.01 - 175,000.00            864      139,753,979.58         11.36    7.314      605     88.87         360        356      4
175,000.01 - 200,000.00            636      118,799,563.31          9.66    7.235      603     88.55         360        356      4
200,000.01 - 225,000.00            417       88,553,669.44          7.20    7.246      600     88.54         360        356      4
225,000.01 - 250,000.00            332       78,740,741.04          6.40    7.100      610     88.99         360        356      4
250,000.01 - 275,000.00            246       64,574,356.14          5.25    7.002      610     88.72         360        356      4
275,000.01 - 300,000.00            196       56,441,371.87          4.59    7.093      610     89.07         360        356      4
300,000.01 - 325,000.00            141       44,026,965.68          3.58    7.000      610     88.84         360        356      4
325,000.01 - 350,000.00            116       39,103,160.76          3.18    6.927      614     88.60         360        356      4
350,000.01 - 375,000.00             81       29,317,266.02          2.38    6.768      625     89.79         360        356      4
375,000.01 - 400,000.00             63       24,472,775.10          1.99    6.841      612     89.36         360        356      4
400,000.01 - 425,000.00             30       12,394,132.72          1.01    6.903      626     90.18         360        356      4
425,000.01 - 450,000.00             43       18,769,925.84          1.53    6.995      623     88.82         360        356      4
450,000.01 - 475,000.00             22       10,183,554.08          0.83    7.057      638     90.41         360        357      3
475,000.01 - 500,000.00             26       12,745,462.44          1.04    6.903      616     87.24         360        356      4
500,000.01 - 525,000.00             12        6,208,574.01          0.50    6.984      634     87.95         360        357      3
525,000.01 - 550,000.00              8        4,314,254.57          0.35    7.118      616     86.41         360        356      4
575,000.01 - 600,000.00              2        1,167,919.12          0.09    6.181      649     85.00         360        356      4
625,000.01 - 650,000.00              1          647,351.20          0.05    6.125      697     83.33         360        356      4
675,000.01 - 700,000.00              1          698,761.39          0.06    6.625      605     84.85         360        358      2
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                              ARM Loans without MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Original Term to Maturity        Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                        8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Remaining Term to Maturity       Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
351 - 355                        2,837     $406,918,378.75         33.08%   7.396%     604     88.81%        360        355      5
356 - 360                        5,586      823,112,815.41         66.92    7.435      605     88.92         360        357      3
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Credit Score                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
801 - 850                            1         $118,345.67          0.01%   6.500%     819     85.00%        360        354      6
751 - 800                           27        4,337,901.10          0.35    6.442      771     91.25         360        356      4
701 - 750                          112       19,468,590.08          1.58    6.573      718     91.46         360        356      4
651 - 700                          853      145,246,275.10         11.81    6.596      669     90.44         360        356      4
601 - 650                        2,880      448,084,919.75         36.43    7.167      623     89.89         360        356      4
551 - 600                        3,602      496,283,824.93         40.35    7.591      579     88.38         360        356      4
501 - 550                          920      114,790,045.70          9.33    8.875      536     84.72         360        356      4
= 0                                 28        1,701,291.83          0.14   10.093        0     84.57         360        357      3
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Credit Grade                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Y2                                 775      $92,965,116.74          7.56%   9.586%     544     84.72%        360        356      4
Y3                                 676       85,025,666.89          6.91    7.915      551     84.64         360        356      4
Y4                               2,042      275,942,874.20         22.43    7.480      583     87.50         360        356      4
Y5                               1,422      207,161,640.78         16.84    7.486      590     90.19         360        356      4
Y6                               1,297      197,800,156.53         16.08    7.276      610     90.18         360        356      4
Y7                                 942      151,887,840.38         12.35    7.042      631     90.18         360        356      4
Y8                                 657      108,695,942.21          8.84    6.713      650     90.58         360        356      4
Y9                                 612      110,551,956.43          8.99    6.438      685     90.91         360        356      4
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Property Type                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Single Family                    8,007   $1,162,736,731.11         94.53%   7.422%     604     88.87%        360        356      4
Condominium                        276       40,915,529.61          3.33    7.650      611     89.45         360        356      4
Two- to Four Family                136       25,469,794.48          2.07    7.049      624     88.87         360        356      4
Planned Unit Development             4          909,138.96          0.07    7.230      574     88.05         360        356      4
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Occupancy Status                 Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Primary Home                     8,398   $1,226,581,079.41         99.72%   7.423%     604     88.90%        360        356      4
Second Home                         20        2,962,614.64          0.24    6.997      644     85.18         360        356      4
Investment                           5          487,500.11          0.04    6.811      664     85.00         360        356      4
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Documentation                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation*              8,410   $1,227,307,170.53         99.78%   7.422%     604     88.89%        360        356      4
Stated Income, Stated Asset         13        2,724,023.63          0.22    7.547      663     88.10         360        354      6
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Loan Purpose                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance               4,026     $630,295,422.71         51.24%   7.237%     599     87.04%        360        356      4
Purchase                         3,503      477,261,909.76         38.80    7.689      611     91.32         360        356      4
Rate/Term Refinance                894      122,473,861.69          9.96    7.334      607     88.87         360        356      4
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Product Type                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM (Six-Month LIBOR)       8,107   $1,181,930,959.06         96.09%   7.431%     604     88.89%        360        356      4
3/27 ARM (Six-Month LIBOR)         260       37,653,975.96          3.06    7.025      613     88.42         360        356      4
1 Year ARM (One-Year CMT)           56       10,446,259.14          0.85    7.796      604     89.41         360        356      4
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Lien Position                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1                                8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
MI Coverage                      Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Amerin Guarantee                 1,392     $210,464,132.15         17.11%   7.252%     614     89.71%        360        357      3
MGIC                             1,331      196,014,950.82         15.94    7.296      610     88.89         360        356      4
PMI                              1,439      211,919,886.48         17.23    7.502      603     89.10         360        357      3
Republic                         2,865      411,913,569.02         33.49    7.449      601     88.57         360        356      4
United Guaranty                  1,396      199,718,655.69         16.24    7.584      598     88.44         360        357      3
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4



                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
MI Coverage %                    Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
6.00                             3,216     $465,946,271.03         37.88%   7.490%     584     84.54%        360        356      4
12.00                            3,369      515,358,481.54         41.90    7.226      612     89.71         360        356      4
16.00                            1,710      226,717,867.95         18.43    7.713      623     94.86         360        356      4
30.00                                1          170,393.16          0.01    7.875      646     90.48         360        355      5
35.00                              127       21,838,180.48          1.78    7.559      660     99.94         360        357      3
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Prepayment Penalty Term          Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
0                                1,498     $250,743,007.74         20.39%   7.600%     607     88.80%        360        356      4
12                                   7        1,497,859.30          0.12    6.930      616     88.15         360        357      3
24                               6,702      947,140,530.13         77.00    7.391      603     88.92         360        356      4
36                                 215       30,534,047.17          2.48    6.960      616     88.43         360        356      4
60                                   1          115,749.82          0.01    7.690      661    100.00         360        357      3
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Geographic Distribution          Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                         531     $134,721,124.98         10.95%   6.755%     617     88.03%        360        356      4
Illinois                           606       80,453,246.02          6.54    7.732      603     88.96         360        356      4
Maryland                           357       69,874,376.60          5.68    7.287      605     88.74         360        356      4
Florida                            395       58,826,913.22          4.78    7.389      609     89.43         360        356      4
Minnesota                          312       52,686,669.50          4.28    7.264      604     87.93         360        357      3
Missouri                           457       50,038,179.76          4.07    7.702      598     88.87         360        356      4
Virginia                           281       49,350,377.77          4.01    7.305      602     88.57         360        356      4
New Jersey                         217       46,455,192.04          3.78    7.346      601     87.78         360        356      4
Georgia                            295       44,631,948.23          3.63    7.396      601     88.96         360        356      4
Arizona                            261       41,669,737.38          3.39    7.318      604     88.45         360        356      4
Pennsylvania                       307       36,400,536.98          2.96    7.561      599     88.77         360        356      4
Michigan                           259       33,660,932.57          2.74    7.527      598     88.66         360        356      4
Ohio                               301       32,924,595.87          2.68    7.781      593     88.93         360        356      4
Colorado                           172       32,728,523.45          2.66    7.039      611     89.29         360        356      4
Texas                              297       31,395,643.28          2.55    7.851      602     91.40         360        356      4
New York                           162       30,806,016.33          2.50    7.173      608     88.78         360        356      4
Washington                         163       30,265,200.10          2.46    7.031      613     88.37         360        356      4
Wisconsin                          245       28,137,991.29          2.29    7.800      601     88.89         360        356      4
Iowa                               288       26,518,681.04          2.16    8.124      600     90.50         360        357      3
Nevada                             130       25,580,991.21          2.08    7.172      609     87.92         360        356      4
North Carolina                     188       23,657,656.67          1.92    7.798      598     89.31         360        356      4
Indiana                            207       19,291,444.28          1.57    8.073      595     89.43         360        356      4
Tennessee                          178       18,866,234.81          1.53    7.802      595     89.89         360        356      4
Massachusetts                       74       17,771,720.11          1.44    7.013      609     89.10         360        357      3
Louisiana                          148       17,552,891.64          1.43    7.738      593     89.41         360        356      4
Kansas                             167       16,829,839.77          1.37    7.842      605     90.24         360        356      4
South Carolina                     126       15,801,088.41          1.28    7.467      597     89.87         360        356      4
Continued


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI

....continued


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Geographic Distribution          Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                        142       14,445,417.86          1.17    7.945      597     89.79         360        356      4
Alaska                              71       11,947,357.13          0.97    6.724      623     89.53         360        356      4
Oregon                              66       10,981,987.46          0.89    7.317      599     88.18         360        356      4
Utah                                62       10,529,504.42          0.86    7.344      617     89.52         360        356      4
Arkansas                           101       10,042,602.28          0.82    7.685      604     90.15         360        356      4
Alabama                             88        8,996,722.55          0.73    7.776      590     89.55         360        356      4
Oklahoma                            96        8,814,141.83          0.72    7.991      597     89.36         360        356      4
Nebraska                            80        8,675,381.64          0.71    8.405      602     89.11         360        356      4
New Mexico                          66        8,370,106.11          0.68    8.254      603     88.96         360        356      4
Connecticut                         46        7,982,592.92          0.65    7.580      598     88.53         360        357      3
West Virginia                       75        7,630,612.07          0.62    7.889      595     89.86         360        356      4
Kentucky                            54        6,368,966.00          0.52    7.522      609     90.12         360        356      4
Delaware                            36        6,243,449.60          0.51    7.482      603     88.73         360        356      4
District of Columbia                30        5,891,931.35          0.48    6.852      604     87.78         360        356      4
Idaho                               53        5,351,660.32          0.44    7.616      604     88.58         360        357      3
Wyoming                             41        5,022,740.84          0.41    7.414      612     90.34         360        356      4
New Hampshire                       26        5,011,232.78          0.41    7.347      613     88.91         360        356      4
Montana                             42        4,872,805.70          0.40    7.406      608     87.52         360        356      4
South Dakota                        45        4,410,397.71          0.36    7.711      602     89.89         360        357      3
Rhode Island                        18        3,503,461.27          0.28    6.591      626     86.94         360        357      3
North Dakota                        34        3,000,361.24          0.24    8.234      602     90.05         360        356      4
Maine                               14        2,403,037.65          0.20    7.276      613     86.78         360        356      4
Hawaii                               9        2,083,115.87          0.17    6.955      631     89.12         360        356      4
Vermont                              4          553,854.25          0.05    7.245      583     89.25         360        357      3
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Gross Margin                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                        1         $325,065.26          0.03%   6.125%     632     87.32%        360        358      2
2.001 - 2.500                        1          233,755.68          0.02    5.750      565     83.57         360        359      1
3.001 - 3.500                        4          396,855.73          0.03    6.265      636     88.20         360        357      3
3.501 - 4.000                      136       25,839,863.99          2.10    5.919      665     84.83         360        356      4
4.001 - 4.500                      634      112,384,102.05          9.14    6.242      650     87.06         360        356      4
4.501 - 5.000                    1,430      227,253,788.35         18.48    6.721      626     88.51         360        356      4
5.001 - 5.500                    1,889      292,232,770.91         23.76    7.165      608     89.13         360        356      4
5.501 - 6.000                    1,759      247,417,862.45         20.11    7.685      600     91.55         360        356      4
6.001 - 6.500                    1,496      190,342,853.14         15.47    8.013      578     89.18         360        356      4
6.501 - 7.000                      271       37,525,465.92          3.05    8.153      577     88.61         360        356      4
7.001 - 7.500                       61        7,449,802.17          0.61    8.575      555     85.84         360        355      5
7.501 - 8.000                      347       39,777,657.60          3.23    9.416      546     84.89         360        356      4
8.001 - 8.500                      332       40,540,860.76          3.30    9.671      544     84.79         360        356      4
8.501 - 9.000                       53        6,909,133.99          0.56   10.188      544     84.76         360        356      4
9.001 - 9.500                        4          770,056.75          0.06   10.258      554     85.00         360        358      2
9.501 - 10.000                       2          157,732.04          0.01   10.451      533     83.43         360        355      5
10.001 - 10.500                      3          473,567.37          0.04   10.341      583     83.95         360        355      5
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Initial Cap                      Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2.000                               56      $10,446,259.14          0.85%   7.796%     604     89.41%        360        356      4
3.000                            8,367    1,219,584,935.02         99.15    7.419      604     88.88         360        356      4
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Periodic Cap                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
1.000                            8,367   $1,219,584,935.02         99.15%   7.419%     604     88.88%        360        356      4
2.000                               56       10,446,259.14          0.85    7.796      604     89.41         360        356      4
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI

                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Maximum Rate                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                     21       $4,936,184.05          0.40%   4.812%     666     85.69%        360        356      4
11.001 - 11.500                     94       21,098,158.60          1.72    5.364      649     86.43         360        356      4
11.501 - 12.000                    452       93,188,213.28          7.58    5.853      637     87.28         360        356      4
12.001 - 12.500                    818      152,659,924.13         12.41    6.343      626     87.85         360        356      4
12.501 - 13.000                  1,395      237,508,467.78         19.31    6.822      612     88.70         360        356      4
13.001 - 13.500                  1,385      212,459,462.62         17.27    7.317      606     89.56         360        356      4
13.501 - 14.000                  1,514      208,206,222.06         16.93    7.797      598     90.02         360        356      4
14.001 - 14.500                    979      115,043,940.45          9.35    8.304      590     90.18         360        356      4
14.501 - 15.000                    801       87,053,688.59          7.08    8.794      580     90.11         360        356      4
15.001 - 15.500                    436       43,779,498.67          3.56    9.312      567     88.30         360        356      4
15.501 - 16.000                    265       28,765,265.31          2.34    9.781      551     85.69         360        356      4
16.001 - 16.500                    124       13,085,762.85          1.06   10.339      546     84.89         360        356      4
16.501 - 17.000                     92        8,301,195.74          0.67   10.805      547     84.90         360        356      4
17.001 - 17.500                     40        3,222,789.94          0.26   11.334      554     84.92         360        356      4
17.501 - 18.000                      5          523,609.96          0.04   11.735      533     84.68         360        357      3
18.001 - 18.500                      2          198,810.13          0.02   12.250      535     85.00         360        358      2
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Minimum Rate                     Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       21       $4,936,184.05          0.40%   4.812%     666     85.69%        360        356      4
5.001 - 5.500                       94       21,098,158.60          1.72    5.364      649     86.43         360        356      4
5.501 - 6.000                      452       93,188,213.28          7.58    5.853      637     87.28         360        356      4
6.001 - 6.500                      818      152,659,924.13         12.41    6.343      626     87.85         360        356      4
6.501 - 7.000                    1,396      237,675,021.16         19.32    6.822      612     88.70         360        356      4
7.001 - 7.500                    1,385      212,459,462.62         17.27    7.317      606     89.56         360        356      4
7.501 - 8.000                    1,513      208,039,668.68         16.91    7.798      598     90.02         360        356      4
8.001 - 8.500                      979      115,043,940.45          9.35    8.304      590     90.18         360        356      4
8.501 - 9.000                      801       87,053,688.59          7.08    8.794      580     90.11         360        356      4
9.001 - 9.500                      436       43,779,498.67          3.56    9.312      567     88.30         360        356      4
9.501 - 10.000                     265       28,765,265.31          2.34    9.781      551     85.69         360        356      4
10.001 - 10.500                    124       13,085,762.85          1.06   10.339      546     84.89         360        356      4
10.501 - 11.000                     92        8,301,195.74          0.67   10.805      547     84.90         360        356      4
11.001 - 11.500                     40        3,222,789.94          0.26   11.334      554     84.92         360        356      4
11.501 - 12.000                      5          523,609.96          0.04   11.735      533     84.68         360        357      3
12.001 - 12.500                      2          198,810.13          0.02   12.250      535     85.00         360        358      2
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                ARM Loans with MI


                                 Number                          Percent                        W.A.        W.A.       W.A.
                                    of           Aggregate      of Loans     W.A.     W.A.  Combined    Original  Remaining   W.A.
                              Mortgage           Principal  by Principal    Gross   Credit  Original     Term to    Term to   Loan
Next Rate Adjustment Date        Loans             Balance       Balance   Coupon    Score       LTV    Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
2005-03-01                           7       $1,295,983.11          0.11%   7.602%     598     90.35%        360        354      6
2005-04-01                          12        2,033,429.73          0.17    7.656      619     90.12         360        355      5
2005-05-01                          10        1,800,866.37          0.15    7.623      582     89.61         360        356      4
2005-06-01                          13        2,072,705.41          0.17    8.373      574     87.51         360        357      3
2005-07-01                          12        2,569,300.29          0.21    7.870      623     88.79         360        358      2
2005-08-01                           2          673,974.23          0.05    6.997      650     93.08         360        359      1
2005-12-01                           3          384,938.24          0.03    8.223      620     89.47         360        351      9
2006-01-01                          65        8,575,129.46          0.70    8.066      609     90.01         360        352      8
2006-02-01                          32        4,617,717.38          0.38    7.726      603     89.06         360        353      7
2006-03-01                       1,050      151,651,772.14         12.33    7.441      604     88.93         360        354      6
2006-03-18                           1           90,425.46          0.01    6.250      633     85.00         360        355      5
2006-04-01                       1,576      226,069,663.50         18.38    7.350      603     88.70         360        355      5
2006-05-01                       1,660      243,268,329.93         19.78    7.331      603     88.76         360        356      4
2006-06-01                       1,646      242,771,889.99         19.74    7.354      604     88.91         360        357      3
2006-07-01                       1,832      270,648,199.64         22.00    7.595      606     89.01         360        358      2
2006-08-01                         242       33,852,893.32          2.75    7.689      608     89.66         360        359      1
2006-12-01                           1          118,101.34          0.01    7.000      757    100.00         360        351      9
2007-01-01                           7          885,922.16          0.07    7.470      595     87.23         360        352      8
2007-02-01                           1          375,172.71          0.03    5.250      687     85.00         360        353      7
2007-03-01                          36        4,382,374.42          0.36    7.116      610     87.77         360        354      6
2007-04-01                          46        6,437,749.10          0.52    6.996      605     88.40         360        355      5
2007-05-01                          51        7,057,042.31          0.57    6.780      608     87.73         360        356      4
2007-06-01                          51        7,878,988.72          0.64    6.685      627     89.08         360        357      3
2007-07-01                          61        9,691,884.27          0.79    7.332      614     88.86         360        358      2
2007-08-01                           6          826,740.93          0.07    8.835      562     87.72         360        359      1
Total:                           8,423   $1,230,031,194.16        100.00%   7.422%     604     88.88%        360        356      4


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  WFHET 2004-2
                                 [Logo Omitted]

FICO Score

FICO                        Total Balance        LTV             Adjusted Balance[1]      WA Loan         WAC  WA FICO      WA LTV
                           Amount     %[2]                           Amount    %[2]       Balance
------------------------------------------------------------------------------------------------------------------------------------
N/A                  8,860,490.45    0.18%      > 70.0         5,634,278.34   0.11%     64,206.45       9.114      72.34      0.00
500                  2,609,905.02    0.05%      > 70.0         1,310,421.74   0.03%     93,210.89       9.297      67.74    500.00
500.01 - 550       432,611,835.38    8.82%      > 70.0       310,000,559.06   6.32%    116,827.39       8.542      74.44    533.00
550.01 - 575       555,127,829.24   11.31%      > 70.0       414,761,719.66   8.45%    131,734.18       7.242      76.87    564.00
575.01 - 600       696,389,916.27   14.19%      > 70.0       559,172,140.75  11.40%    141,398.97       7.101      79.93    588.00
600.01 - 620       560,027,850.58   11.41%      > 70.0       446,964,318.63   9.11%    147,959.80       6.888      79.81    610.00
620.01 - 650       781,110,773.75   15.92%      > 80.0       336,923,018.76   6.87%    160,096.49       6.543      79.33    635.00
650.01 - 680       570,249,745.85   11.62%      > 80.0       197,292,492.89   4.02%    171,813.72       6.130      77.10    665.00
680.01 - 700       282,301,600.01    5.75%      > 85.0        42,268,727.95   0.86%    197,137.99       5.792      72.72    690.00
700.01 - 750       494,167,848.30   10.07%      > 85.0        37,688,600.68   0.77%    226,890.66       5.433      68.42    724.00
750.01 - 800       481,024,584.93    9.80%      > 85.0        13,255,304.73   0.27%    256,273.09       5.150      60.82    773.00
800.01 - 850        42,158,841.66    0.86%      > 85.0           207,264.94   0.00%    239,538.87       4.994      54.11    806.00
TOTAL            4,906,641,221.44  100.00%                 2,365,478,848.13  48.21%    160,065.28       6.570      74.97       639

                 FICO: Average        639                              Min:     500              Max:        821


[TABLE CONTINUED]


FICO             % SFD/ PUD   % Owner Occ.  % Full Doc   % Cashout Refi    % with MI

------------------------------------------------------------------------------------
N/A                   91.02          98.91       97.92            42.64        20.75
500                   97.86         100.00      100.00            86.55         0.00
500.01 - 550          93.28          98.44       99.34            77.79        28.18
550.01 - 575          93.34          97.90       99.01            74.75        42.59
575.01 - 600          92.94          97.82       98.71            64.45        50.41
600.01 - 620          92.47          97.41       98.06            63.40        47.95
620.01 - 650          92.04          96.50       98.21            61.40        42.71
650.01 - 680          90.62          95.87       97.28            61.18        34.24
680.01 - 700          90.55          96.04       97.37            58.89        21.40
700.01 - 750          91.68          97.67       96.68            56.66        11.33
750.01 - 800          93.71          97.66       98.74            51.66         4.31
800.01 - 850          94.93          96.62      100.00            49.66         1.58
TOTAL                 92.38          97.26       98.21            63.29        33.55


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.